     As filed with the Securities and Exchange Commission on February 24, 2006

                                              Securities Act File No. 333-103022
                                       Investment Company Act File No. 811-21295

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           Pre-Effective Amendment No.                      / /

                         Post-Effective Amendment No. 31                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                 Amendment No. 32                           /X/
                        (Check appropriate box or boxes)

                               JPMORGAN TRUST I
                (Exact Name of Registrant Specified in Charter)
                               522 Fifth Avenue
                           New York, New York, 10036
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code:  (800) 480-4111

                            Stephen M. Benham, Esq.
                   J.P. Morgan Investment Management Inc.
                              522 Fifth Avenue
                             New York, NY 10036
                  (Name and Address of Agent for Service)

            With copies to:                       With copies to:
        John T. Fitzgerald, Esq.                Alan G. Priest, Esq.
         J.P. Morgan Investment                   Ropes & Gray LLP
            Management Inc.                       One Metro Center
           522 Fifth Avenue               700 12th Street, N.W., Suite 900
          New York, NY 10036                 Washington, D.C. 20005-3948

                            ------------------------


It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / immediately upon filing pursuant to paragraph (b).

/ / on (date) pursuant to paragraph (a)(1)

/ / on  (date) pursuant to paragraph (a)(2).

/X/ on February 28, 2006, pursuant to paragraph (b)

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN TAX AWARE FUNDS
CLASS A, CLASS B & CLASS C SHARES


JPMORGAN TAX AWARE ENHANCED INCOME FUND (CLASS A)
JPMORGAN TAX AWARE REAL RETURN FUND (CLASS A AND CLASS C)
JPMORGAN TAX AWARE U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Tax Aware Enhanced Income Fund                              1

JPMorgan Tax Aware Real Return Fund                                  8

JPMorgan Tax Aware U.S. Equity Fund                                 15

Tax Aware Investing                                                 21

The Funds' Management and Administration                            22

  Additional Compensation to Financial Intermediaries               23

How to Do Business with the Funds                                   24

  Purchasing Fund Shares                                            24

  Sales Charges                                                     29

  Rule 12b-1 Fees                                                   35

  Networking and Sub-Transfer Agency Fees                           35

  Exchanging Fund Shares                                            36

  Redeeming Fund Shares                                             37

Shareholder Information                                             40

  Distributions and Taxes                                           40

  Shareholder Statements and Reports                                41

  Availability of Proxy Voting Record                               41

  Portfolio Holdings Disclosure                                     41

Income Investments                                                  42

Risk and Reward Elements                                            44

Legal Proceedings Relating to Banc One Investment                   52
Advisors Corporation and Certain of its Affiliates

Financial Highlights                                                54

How to Reach Us                                             BACK COVER

JPMORGAN TAX AWARE ENHANCED INCOME FUND


RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-51.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment goal.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

                                                     PROSPECTUS FEBRUARY 28 2006

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want to emphasize after tax return

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- are investing through a tax-deferred account such as an IRA

- are in a low tax bracket

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Class A Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)



2000              4.91%
2001              4.41%
2002              1.65%
2003              0.92%
2004              0.42%
2005              2.00%


BEST QUARTER 4th quarter, 2000                               1.67%

WORST QUARTER 4th quarter, 2003                             -6.06%


  * The performance in the bar chart prior to 2002 is based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                                             PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                                (1.07)              1.27              1.98

Return After Taxes on Distributions                                                (1.30)              1.06              1.75

Return After Taxes on Distributions and Sale of Fund Shares                        (0.17)              1.16              1.82

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 3.07               2.34              3.18


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * The performance in the table before Class A Shares were launched on 11/30/01 is based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1) The Fund commenced operations on 4/16/99.

  ^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                                        3.00

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                                        NONE**


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                                                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                                           0.25
SHAREHOLDER SERVICE FEES                                                                                                 0.25
OTHER EXPENSES(1)                                                                                                        0.19
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                                          0.94
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                               (0.19)
-----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                                          0.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                                                              1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                                     374               572               787             1,403


* Assumes sales charge is deducted when shares are purchased.

JPMORGAN TAX AWARE REAL RETURN FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-51.


THE FUND'S OBJECTIVE

The Fund seeks to maximize after-tax inflation protected return.

THE FUND'S MAIN INVESTMENT STRATEGY


In seeking after-tax return, the Fund, under normal circumstances, will invest primarily in municipal obligations whose interest payments are excluded from federal income tax. The Fund will also invest its assets in derivative instruments, such as inflation-linked swaps, for the purpose of providing real return. For purposes of this prospectus, "Real Return" means total return less the estimated cost of inflation. In the future, JPMIM, the adviser may use other strategies to achieve the Fund's objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities
(TIPS) and municipal inflation-linked securities, if available.


As part of its principal investment strategies, the Fund may invest a substantial portion of its assets in derivatives including swaps where the Fund receives inflation-linked payments. Derivatives are investments that have a value based on another investment, exchange rate or index. The Fund may use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for tax and risk management purposes and to increase income and gain.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody's Investor Service, Inc. (Moody's), Standard and Poor's Corporation (S&P), Fitch Rating (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (junk bonds).


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments.


The Fund may invest in shares of other investment companies, including shares of affiliated investment companies. The Fund may also invest in repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and will spread the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes, risk management or to increase income or gains may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses.

The Fund may also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

The Fund may also be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

Deflation to the U.S. economy could cause the principal to decline and inflation-linked securities could under perform traditional Treasury securities. Also, the inflation adjustments to the principal may be taxable in the year in which such adjustments occur even though the Fund will not receive the inflation-adjusted principal until the security matures (this is the case with TIPS which are exempt from state and local income taxes, but subject to federal income tax).

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. To the extent that the Fund seeks higher returns by investing in non-investment grade bonds, often called junk bonds, it takes on additional risks, since these bonds are considered speculative with respect to the ability of the issuer to make timely principal and interest payments.

Investments in mortgage-backed, asset-backed, and mortgage-related securities such as collateralized mortgage obligations involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying investments. The Fund's mortgage-related securities are sensitive to changes in interest rates and may be volatile. Certain types of mortgage-related securities such as interest-only and principal-only mortgage-backed securities and collateralized mortgage obligations may be more volatile than other types of mortgage-backed securities and subject to a higher risk of nonpayment.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment and/or principal like the indebtedness of private issuers.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.


If the Fund invests in shares of another investment company its shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.


The Fund's tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Fund, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund's performance. Because tax consequences are considered in managing the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a goal of inflation protected after-tax return

- want to add a tax sensitive income investment to further diversify a portfolio

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- are investing through a tax-deferred account such as an IRA

- are in a low tax bracket

THE FUND'S PAST PERFORMANCE


The Fund has been operating for less than one calendar year and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


(1) The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES

The estimated expenses of Class A and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                             CLASS A SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                      4.50              NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                NONE**            1.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)


                                                                                             CLASS A SHARES    CLASS C SHARES
MANAGEMENT FEES                                                                                        0.35              0.35
DISTRIBUTION (RULE 12b-1) FEES                                                                         0.25              0.75
SHAREHOLDER SERVICE FEES                                                                               0.25              0.25
OTHER EXPENSES(1)                                                                                      0.35              0.35
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                        1.20              1.70
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                             (0.30)            (0.30)
-----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                        0.90              1.40


(1) "Other Expenses" are based on estimated amounts for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that it will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% and 1.40%, respectively of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                                                                     1 YEAR           3 YEARS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                                                     538               785

CLASS C SHARES** ($)                                                                                    243               506


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                                                     1 YEAR           3 YEARS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                                                     538               785

CLASS C SHARES ($)                                                                                      143               506


 * Assumes sales charge is deducted when shares are purchased.

** Assumes applicable deferred sales charge is deducted when shares are sold.

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-51.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings. On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Class A Shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997          30.32%
1998          31.18%
1999          18.31%
2000          -5.15%
2001         -10.67%
2002         -23.83%
2003          24.41%
2004           9.12%
2005           1.09%

BEST QUARTER 4th quarter, 1998                              21.64%

WORST QUARTER 3rd quarter, 2002                            -16.65%


  * The performance in the bar chart for the period before Class A, Class B and Class C Shares were launched on 4/16/01 is based on the performance of Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                                             PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                                (4.23)             (2.39)             6.18

Return After Taxes on Distributions                                                (4.33)             (2.54)             5.99

Return After Taxes on Distributions and Sale of Fund Shares                        (2.62)             (2.08)             5.31

CLASS B SHARES

Return Before Taxes                                                                (4.41)             (2.33)             6.48

CLASS C SHARES

Return Before Taxes                                                                (0.43)             (1.91)             6.47

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 4.91               0.54              7.63

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                   5.72              (0.39)             6.61


The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * The performance in the table for the period before Class A, Class B and Class C Shares were launched on 4/16/01 is based on the performance of Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.


(1) The Fund commenced operations on 12/9/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                          CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                   5.25               NONE              NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                             NONE**             5.00              1.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                                          CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                     0.45               0.45              0.45
DISTRIBUTION (RULE 12b-1) FEES                                                      0.25               0.75              0.75
SHAREHOLDER SERVICE FEES                                                            0.25               0.25              0.25
OTHER EXPENSES(1)                                                                   0.14               0.14              0.14
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                  1.09               1.59              1.59



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that there will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.10%, 1.60%, and 1.60% respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the Fund's actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                              1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                              630               853             1,094             1,784

CLASS B SHARES** ($)                                             662               802             1,066             1,755***

CLASS C SHARES** ($)                                             262               502               866             1,889


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                              1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                              630               853             1,094             1,784

CLASS B SHARES ($)                                               162               502               866             1,755***

CLASS C SHARES ($)                                               162               502               866             1,889


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

TAX AWARE INVESTING


TAX AWARE INVESTING


Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

- employing a long-term approach to investing;

- attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Tax Aware U.S. Equity Fund:


- investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

- in selling appreciated stocks, selecting the most tax-favored share lots.


For the Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund:


- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                               %
TAX AWARE ENHANCED INCOME FUND                                  0.15

TAX AWARE REAL RETURN FUND                                      0.00

TAX AWARE U.S. EQUITY FUND                                      0.45



A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS


TAX AWARE ENHANCED INCOME FUND

The portfolio management team is lead by James Ahn and Richard Taormina. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee since 1996, Mr. Ahn is responsible for strategy formulation and trading for short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Mr. Taormina, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

TAX AWARE REAL RETURN FUND

The portfolio management team is lead by Deepa Majmudar and Richard Taormina. Ms. Majmudar, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 2003, Ms. Majmudar is responsible for developing quantitative and risk management strategies and portfolio management. Previously, she worked as a quantitative analyst at Alliance Capital Management (& its predecessor firms) since 1999. Mr. Taormina, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by David Silberman, Managing Director of JPMIM. Mr. Silberman is a research portfolio manager in the Private Banking Group. An employee since 1989, he manages the core U.S. Large Cap equity product.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.


On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.


Sales charges are reduced on investments of $50,000 or more for the Tax Aware International Opportunities Fund and the Tax Aware U.S. Equity Fund and $100,000 or more for the Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."


You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES

You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.

ATTN: JPMorgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine.

These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

- Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the tables below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the JPMORGAN TAX AWARE ENHANCED INCOME FUND, the following table shows the amount of sales charge you pay and the commissions paid to financial Intermediaries.


TOTAL SALES CHARGE FOR FUND(1)


                                           SALES
                                          CHARGE             SALES
                                          AS A %            CHARGE        COMMISSION
                                          OF THE            AS A %            AS A %
AMOUNT OF                               OFFERING           OF YOUR       OF OFFERING
PURCHASES                                  PRICE        INVESTMENT             PRICE
------------------------------------------------------------------------------------
LESS THAN $100,000                          3.00              3.09              2.70

$100,000-$249,999                           2.50              2.56              2.18

$250,000-$499,999                           2.00              2.04              1.64

$500,000-$999,999                           1.50              1.52              1.20

$1,000,000 OR MORE*                         NONE              NONE                **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares of the Tax Aware
    Enhanced Income Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.


If you buy Class A Shares of the JPMorgan TAX AWARE REAL RETURN FUND or JPMorgan TAX AWARE U.S. EQUITY FUND, the following table shows the amount of sales charge you pay and the commissions paid to financial Intermediaries.

TOTAL SALES CHARGE FOR FUND(1)



                                           SALES
                                          CHARGE             SALES
                                          AS A %            CHARGE        COMMISSION
                                          OF THE            AS A %            AS A %
AMOUNT OF                               OFFERING           OF YOUR       OF OFFERING
PURCHASES                                  PRICE        INVESTMENT             PRICE
------------------------------------------------------------------------------------
LESS THAN $50,000                           5.25              5.54              4.75

$50,000-$99,999(2)                          4.50              4.71              4.05

$100,000 $249,999                           3.50              3.63              3.05

$250,000-$499,999                           2.50              2.56              2.05

$500,000-$999,999                           2.00              2.04              1.60

$1,000,000 OR MORE*                         NONE              NONE                **


(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.


(2) Applicable to all purchases of Class A Shares of JPMorgan Tax Aware Real Return Fund of less than $100,000.


  * There is no front-end sales charge for investments of $1 million or more in a Fund.


 ** If you purchase $1 million or more of Class A Shares of the JPMorgan Tax
    Aware Real Return Fund or the JPMorgan Tax Aware U.S. Equity Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE

The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

 - JPMorgan Funds.

 - JPMorgan Chase and its subsidiaries and affiliates.

   Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.


4. Bought by employees of:

 - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.


 - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).


 - Washington Management Corporation and its subsidiaries and affiliates.

5. Bought by:

 - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

 - Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

 - Tuition programs that qualify under Section 529 of the Internal Revenue Code.


 - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


 - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

 - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10.Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a JPMorgan Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.Purchased during a JPMorgan Fund's special offering.

12.Bought by a "charitable organization" as defined for purposes of Section
   501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B shares of the JPMorgan Tax Aware U.S. Equity Fund within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:

                                  CDSC AS A % OF
YEARS                              DOLLAR AMOUNT
SINCE PURCHASE                 SUBJECT TO CHARGE
------------------------------------------------
0-1                                         5.00

1-2                                         4.00

2-3                                         3.00

3-4                                         3.00

4-5                                         2.00

5-6                                         1.00

More than 6                                 NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Tax Aware U.S. Equity Fund.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.


You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.


Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your Class C Shares within one year of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                                  CDSC AS A % OF
YEARS                              DOLLAR AMOUNT
SINCE PURCHASE                 SUBJECT TO CHARGE
------------------------------------------------
0-1                                         1.00

After first year                            NONE


The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.


HOW THE CLASS B AND CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2.

   If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES


No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.


2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.


Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.


Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange.

You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.


3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.


ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?


If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

- Select the "Systematic Withdrawal Plan" option on the Account Application.

- Specify the amount you wish to receive and the frequency of the payments.

- You may designate a person other than yourself as the payee.

- There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

    - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

    - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. The Funds may declare an additional ordinary income dividend in a given year, depending on their tax situation. However, the Funds may also make fewer net capital gain payments in a given year, depending on their investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Tax Aware U.S. Equity Fund typically declares and pays dividends four times a year. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund will qualify to any significant extent for designation as qualified dividend income.

Properly designated dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on properly designated dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source.

If you receive property designated distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN TAX AWARE FUNDS

                                                               /X/ Permitted
                                                               / / Not Permitted

INCOME INVESTMENTS


This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                                            TAX AWARE   TAX AWARE
                                                                                             ENHANCED      REAL
                                                     PRINCIPAL TYPES OF RISK               INCOME FUND RETURN FUND
------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of     credit, interest rate, market,         /X/         /X/
payments from specific assets, such as auto or       prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of          credit, currency, liquidity,           /X/(1)      /X/(1)
deposit, time deposits and bankers' acceptances      political
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued    credit, currency, interest rate,       /X/(1)      /X/(1)
by domestic and foreign banks or corporations.       liquidity, market, political
These securities are usually discounted and are
rated by S&P, Moody's or another nationally
recognized statistical ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt     credit, currency, interest rate,       /X/(1)      /X/(1)
securities that can be converted into equity         liquidity, market, political,
securities at a future time and price.               valuation

CORPORATE BONDS Debt securities of domestic and      credit, currency, interest rate,       /X/(1)      /X/(1)
foreign industrial, utility, banking and other       liquidity, market, political,
financial institutions.                              valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument   credit, environmental, extension,      /X/         /X/
which gives the lender a lien on property as         interest rate, liquidity, market,
security for the loan payment.                       natural event, political, prepayment,
                                                     valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign      credit, currency, extension, interest  /X/(1)      /X/(1)
securities (such as Federal Home Loan Banks,         rate, leverage, market, political,
Freddie Macs, Fannie Maes) which represent           prepayment
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE-DOLLAR ROLLS The sale of domestic and       credit, currency, extension, interest  /X/(1),(2)  /X/(1),(2)
foreign mortgage-backed securities with the          rate, leverage, liquidity, market,
promise to purchase similar securities at a later    political, prepayment
date. Segregated accounts are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a   credit, currency, extension, interest  /X/         /X/
share of bank debt or similar securities or          rate, liquidity, political,
obligations.                                         prepayment

PRIVATE PLACEMENTS Bonds or other investments that   credit, interest rate, liquidity,      /X/         /X/
are sold directly to an institutional investor.      market, valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS      credit, environmental, interest rate,  /X/         /X/
Securities of issuers that invest in real estate     liquidity, market, natural event,
or are secured by real estate.                       prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund     credit                                 /X/         /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby      credit, leverage                       /X/(2)      /X/(2)
the Fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF              credit, currency, interest rate,       /X/(1)      /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or               market, political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees   credit, currency, interest rate,       /X/(1)      /X/
to exchange periodic payments with a counterparty.   leverage, market, political,
Segregated liquid assets are used to offset          valuation
leverage risk. The gross returns to be exchanged
or "swapped" between the parties are generally
calculated with respect to a "notional amount,"
i.e., the return on or increase in the value of a
particular dollar amount invested at a particular
interest rate or in a "basket" or securities or
commodities representing a particular index.

TAX EXEMPT MUNICIPAL SECURITIES Securities,          credit, interest rate, market,         /X/         /X/
generally issued as general obligation and revenue   natural event, political
bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments          interest rate                          /X/         /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT        credit, currency, interest rate,       /X/(1)      /X/(1)
SECURITIES Domestic and foreign securities           liquidity, market, political,
offering non-cash or delayed-cash payment. Their     valuation
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its     - A Fund could outperform its benchmark   - The adviser focuses its active management on
  benchmark due to its securities     due to these same choices                 securities selection, the area where it
  and asset allocation choices                                                  believes its commitment to research can most
                                                                                enhance returns
MARKET CONDITIONS
TAX AWARE REAL RETURN FUND

- The Fund's share price, yield,    - Bonds have generally outperformed       - Under normal circumstances the Fund plans to
  and total return will fluctuate     money market investments over the         remain fully invested in bonds and other
  in response to inflation and        long term with less risk than stocks      fixed income securities; the Fund may
  bond market movements                                                         invest uninvested cash in affiliated money
                                    - Most bonds will rise in value when        market funds
- The value of most bonds and         interest rates fall
  inflation-linked investments                                                - Bond Investments may include U.S. and foreign
  will fall when interest rates     - Mortgage-backed and asset-backed          corporate and government bonds,
  rise. The longer a bond's           securities and direct mortgages can       mortgage-backed and asset-backed o
  maturity and the lower its          offer attractive returns                  securities, convertible securities,
  credit quality, the more its                                                  participation interests and private
  value typically falls. Interest                                               placements
  payments on inflation-linked
  securities(1) are unpredictable                                             - The Fund seeks to limit risk and enhance
  and they will fluctuate as                                                    after tax yields through careful management,
  principal and/or interest is                                                  sector allocation, individual securities
  adjusted for inflation                                                        selection and duration management

- Adverse market, economic,                                                   - During severe market downturns, the Fund has
  political or other conditions                                                 the option of investing up to 100% of its
  may from time to time cause the                                               assets in high-quality short-term
  Fund to take temporary                                                        instruments
  defensive positions that are
  inconsistent with its principal                                             - The adviser monitors interest rate trends, as
  investment strategies and may                                                 well as geographic and demographic
  hinder the Fund from achieving                                                information related to mortgage-backed
  its investment objective                                                      securities and mortgage prepayments

- Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by, a
  pool of mortgages or other
  assets such as receivables) and
  direct mortgages could generate
  capital losses or periods of
  low yields if they are paid off
  substantially earlier or later
  than anticipated

- The Fund is non-diversified,
  which means that a relatively
  high percentage of the Fund's
  assets may be invested in a
  limited number of issuers;
  therefore, its performance may
  be more vulnerable to changes
  in the market value of a single
  issuer or a group of issuers



(1) The Fund may invest in inflation-linked securities, including TIPS. Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inclusion using the Consumer Price Index for all Urban Consumers (CPI). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE U.S. EQUITY FUND

- The Fund's share price and        - Stocks have generally outperformed      - Under normal circumstances the Fund plans to
  performance will fluctuate in       more stable investments (such as          remain fully invested in accordance with its
  response to stock market            bonds and cash equivalents) over the      policies. Equity investments may include
  movements                           long term                                 common stocks, convertible securities,
                                                                                preferred stocks, depositary receipts (such
- Adverse market economic,                                                      as ADRs and EDRs) trust or partnership
  political or other conditions                                                 interests, warrants, rights, and investment
  may from time to time cause the                                               company securities. The Fund may invest
  Fund to take temporary                                                        uninvested cash in affiliated money market
  defensive positions that are                                                  funds.
  inconsistent with its principal
  investment strategies and may                                               - The Fund seeks to limit risk through active
  hinder the Fund from achieving                                                management and diversification
  its investment objective
                                                                              - During severe market downturns, the Funds
                                                                                have the option of investing up to 100% of
                                                                                its assets in high quality short-term
                                                                                instruments

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME FUND

- The Fund's share price, yield,    - Bonds have generally outperformed       - Under normal circumstances the Fund plans to
  and total return will fluctuate     money market investments over the         remain fully invested in bonds and other
  in response to bond market          long term, with less risk than stocks     fixed income securities. The Fund may
  movements                                                                     invest uninvested cash in affiliated money
                                    - Most bonds will rise in value when        market funds
- The value of most bonds will        interest rates fall
  fall when interest rates rise;                                              - Bond investments may include U.S. and foreign
  the longer a bond's maturity      - Mortgage-backed and asset-backed          corporate and government bonds,
  and the lower its credit            securities can offer attractive           mortgage-backed and asset-backed securities,
  quality, the more its value         returns                                   convertible securities, participation
  typically falls                                                               interests and private placements

- Adverse market economic,
  political or other conditions                                               - The Fund seeks to limit risk and enhance
  may from time to time cause the                                               after tax yields through careful management,
  Fund to take temporary                                                        sector allocation, individual securities
  defensive positions that are                                                  selection, and duration management
  inconsistent with its principal
  investment strategies and may                                               - During severe market downturns, the Fund has
  hinder the Fund from achieving                                                the option of investing up to 100% of assets
  its investment objective                                                      in high quality short-term instruments

- Mortgage-backed and                                                         - The adviser monitors interest rate trends, as
  asset-backed securities                                                       well as geographic and demographic o
  (securities representing an                                                   information related to mortgage-backed
  interest in, or secured by, a                                                 securities and mortgage prepayments
  pool of mortgages or other
  assets such as receivables)
  could generate capital losses
  or periods of low yields if
  they are paid off substantially
  earlier or later than
  anticipated

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate            - Favorable exchange rate movements       - The Funds actively manage the currency
  movements could reduce gains or     could generate gains or reduce losses     exposure of its foreign investments and may
  create losses                                                                 hedge a portion of its foreign currency
                                                                                exposure into the U.S. dollar or other
- Currency risks tend to be                                                     currencies which the adviser deems more
  higher in emerging markets                                                    attractive (see also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security,     - A Fund may enhance income through the   - The adviser maintains a list of approved
  there is a risk that the loaned     investment of the collateral received     borrowers
  securities may not be returned      from the borrower
  if the borrower or the                                                      - A Fund receives collateral equal to at least
  lending agent defaults                                                        100% of the current value of securities
                                                                                loaned plus accrued interest
- The collateral will be subject
  to the risks of the securities                                              - The lending agents indemnify a Fund against
  in which it is invested                                                       borrower default

                                                                              - The adviser's collateral investment
                                                                                guidelines limit the quality and duration of
                                                                                collateral investment to minimize losses

                                                                              - Upon recall, the borrower must return the
                                                                                securities loaned within the normal
                                                                                settlement period

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
DERIVATIVES*

- Derivatives such as futures,      - Hedges that correlate well with         - The Funds use derivatives, such as futures,
  options, swaps and forward          underlying positions can reduce or        options, swaps, and forward currency
  foreign currency contracts(1)       eliminate losses at low cost              contracts, for hedging and tax and risk
  that are used for hedging the                                                 management purposes (i.e., to adjust duration
  portfolio or specific             - A Fund could make money and protect       or yield curve exposure or to establish or
  securities may not fully offset     against losses if the investment          adjust exposure to particular securities,
  the underlying positions and        analysis proves correct                   markets or currencies); risk management may
  this could result in losses to                                                include management of a Fund's exposure
  a Fund that would not have        - Derivatives that involve leverage         relative to its benchmark
  otherwise occurred                  could generate substantial gains at
                                      low cost                                - The Funds only establish hedges that they
- The Funds may have difficulty                                                 expect will be highly correlated with
  exiting a derivatives position.                                               underlying positions

- Derivatives used for risk                                                   - While the Funds may use derivatives that
  management may not have the                                                   incidentally involve leverage, they do not
  intended effects and may result                                               use them for the specific purpose of
  in losses or missed                                                           leveraging their portfolios
  opportunities

- The counterparty to a
  derivatives contract could
  default

- Derivatives that involve
  leverage could magnify losses

- Certain types of derivatives
  involve costs to the Funds
  which can reduce returns

- Derivatives used for
  non-hedging purposes could
  cause losses that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the character
  of gain and loss realized by a
  Fund, accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.



  * The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
SHORT SELLING
TAX AWARE REAL RETURN FUND

- Short sales may not have the      - The Fund could make money and protect   - The Fund sets aside liquid assets in
  intended effects and may result     against losses if management's            segregated or broker accounts to cover short
  in losses                           analysis proves correct                   positions and offset a portion of the
                                                                                leverage risk
- The Fund may not be able to       - Short selling may allow the Fund to
  close out a short position at a     generate positive returns in            - The Fund makes short sales through brokers
  particular time or at an            declining markets                         that the adviser has determined to be highly
  acceptable price                                                              creditworthy

- The Fund may not be able to
  borrow certain securities to
  sell short, resulting in missed
  opportunities

- Segregated accounts with
  respect to short sales may
  limit the Fund's investment
  flexibility

- Short sales involve leverage
  risk, credit exposure to the
  brokers that execute the short
  sale and retain the proceeds,
  have no cap on maximum losses
  and gains are limited to the
  price of the stock at the time
  of the short sale

- If the SEC staff changes its
  current policy of permitting
  brokers executing the Fund's
  short sales to hold proceeds of
  such short sales, the cost of
  such transactions would
  increase significantly and the
  Fund may be required to cease
  operations or change its
  investment objective

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- A Fund could have difficulty      - These holdings may offer more           - No Fund may invest more than 15% of its net
  valuing these holdings              attractive yields or potential growth     assets in illiquid holdings
  precisely                           than comparable widely traded
                                      securities                              - To maintain adequate liquidity, each Fund may
- A Fund could be unable to sell                                                hold high quality short-term instruments and
  these holdings at the time or                                                 may borrow (including repurchase agreements
  price it desires                                                              and reverse repurchase agreements) from banks
                                                                                up to 33 1/3% of the value of its total
                                                                                assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities       - A Fund can take advantage of            - Each Fund segregates liquid assets to offset
  before issue or for delayed         attractive transaction opportunities      leverage risk
  delivery, it could be exposed
  to leverage risk if it does
  not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a   - A Fund could realize gains in a short   - The Funds will generally avoid short-term
  Fund's brokerage and related        period of time                            trading, except to take advantage of
  costs                                                                         attractive or unexpected opportunities or
                                    - A Fund could protect against losses       to meet demands generated by shareholder
- Increased short-term capital        if a stock is overvalued and its          activity
  gains distributions could raise     value later falls
  shareholders' income tax
  liability

CREDIT QUALITY -- TAX AWARE
ENHANCED INCOME FUND AND TAX
AWARE REAL RETURN FUND

- The default of an issuer would    - Investment-grade bonds have a lower     - The Fund maintains its own policies for
  leave the Fund with unpaid          risk of default                           balancing credit quality against potential
  interest or principal                                                         yields and gains in light of its investment
                                    - Junk bonds offer higher yields and        goals
- Junk bonds (those rated BB, Ba      higher potential gains
  or lower) have a higher risk of                                             - The adviser develops its own ratings of
  default, tend to be less liquid                                               unrated securities and makes a credit quality
  and may be more difficult to                                                  determination for unrated securities
  value

                                                                              POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS -- TAX AWARE
U.S. EQUITY FUNDS

- Currency exchange rate            - Favorable exchange rate movements       - The Fund anticipates that its total foreign
  movements could reduce gains or     could generate gains or reduce losses     investments will not exceed 20% of total
  create losses                                                                 assets
                                    - Foreign investments, which represent
- The Fund could lose money           a major portion of the world's          - The Fund actively manages the currency
  because of foreign government       securities, offer attractive              exposure of its foreign investments relative
  actions, political instability,     potential performance and                 to its benchmark, and may hedge back into
  or lack of adequate and             opportunities for diversification         the U.S. dollar from time to time (see also
  accurate information                                                          "Derivatives")

FOREIGN INVESTMENTS -- TAX AWARE
ENHANCED INCOME AND TAX AWARE
REAL RETURN FUNDS

- The Fund could lose money         - Foreign bonds, which represent a        - Foreign bonds may be a significant investment
  because of foreign government       major portion of the world's fixed        (up to 25% of total assets) for the Fund
  actions, political instability,     income securities, offer attractive
  or lack of adequate and             potential performance and               - To the extent that the Fund invests in
  accurate information                opportunities for diversification         foreign bonds, it will hedge its currency
                                                                                exposure into the U.S. dollar (see also
- Currency exchange rate            - Favorable exchange rate movements         "Derivatives"); these currency management
  movements could reduce gains or     could generate gains or reduce losses     techniques may not be available for certain
  create losses                                                                 emerging markets investments

- Currency and investment risks
  tend to be higher in emerging
  markets; these markets also
  present higher liquidity and
  valuation risks

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES


                                                                        PER SHARE OPERATING PERFORMANCE:
                                                         ------------------------------------------------------------------
                                                                                INCOME FROM INVESTMENT OPERATIONS:
                                                                       ----------------------------------------------------
                                                                                            NET REALIZED
                                                           NET ASSET               NET    AND UNREALIZED
                                                              VALUE,        INVESTMENT             GAINS         TOTAL FROM
                                                           BEGINNING            INCOME       (LOSSES) ON         INVESTMENT
                                                           OF PERIOD            (LOSS)       INVESTMENTS         OPERATIONS
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05                                       $     9.99              0.20             (0.03)              0.17
Year Ended 10/31/04                                       $    10.05              0.11             (0.06)              0.05
Year Ended 10/31/03                                       $    10.08              0.14             (0.03)              0.11
11/30/01* Through 10/31/02                                $    10.10              0.16             (0.01)              0.15

TAX AWARE REAL RETURN FUND
8/31/05(a) To 10/31/05                                    $    10.00              0.04^            (0.05)             (0.01)

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                                       $    16.16              0.16              0.49               0.65
Year Ended 10/31/04                                       $    14.89              0.08^             1.28               1.36
Year Ended 10/31/03                                       $    12.86              0.09^             2.01               2.10
Year Ended 10/31/02                                       $    15.58              0.10             (2.71)             (2.61)
4/16/01* Through 10/31/01                                 $    16.88              0.03^            (1.27)             (1.24)

                                                                PER SHARE OPERATING PERFORMANCE:
                                                         -----------------------------------------------
                                                                       LESS DISTRIBUTIONS:
                                                         -----------------------------------------------
                                                                 NET               NET
                                                          INVESTMENT          REALIZED             TOTAL
                                                              INCOME             GAINS     DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05                                            (0.20)               --             (0.20)
Year Ended 10/31/04                                            (0.11)               --             (0.11)
Year Ended 10/31/03                                            (0.14)               --             (0.14)
11/30/01* Through 10/31/02                                     (0.16)             0.01             (0.17)

TAX AWARE REAL RETURN FUND
8/31/05(a) To 10/31/05                                         (0.04)               --             (0.04)

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                                            (0.16)               --             (0.16)
Year Ended 10/31/04                                            (0.09)               --             (0.09)
Year Ended 10/31/03                                            (0.07)               --             (0.07)
Year Ended 10/31/02                                            (0.11)               --             (0.11)
4/16/01* Through 10/31/01                                      (0.06)               --             (0.06)


  * Commencement of offering of class of shares.

  ^ Calculated based on average shares outstanding.


(a) Commencement of operations.

                                                      PER SHARE OPERATING PERFORMANCE:
                                                     ---------------------------------
                                                             LESS DISTRIBUTIONS:
                                                     ---------------------------------
                                                                                 TOTAL
                                                      NET ASSET                 RETURN
                                                     VALUE, END              EXCLUDING
                                                      OF PERIOD          SALES CHARGES (b)
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05                                  $    9.96                    1.68%
Year Ended 10/31/04                                  $    9.99                    0.47%
Year Ended 10/31/03                                  $   10.05                    1.12%
11/30/01* Through 10/31/02                           $   10.08                    1.42%

TAX AWARE REAL RETURN FUND
8/31/05(a) To 10/31/05                               $    9.95                   (0.09)%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                                  $   16.65                    3.99%
Year Ended 10/31/04                                  $   16.16                    9.15%
Year Ended 10/31/03                                  $   14.89                   16.37%
Year Ended 10/31/02                                  $   12.86                  (16.89)%
4/16/01* Through 10/31/01                            $   15.58                   (7.38)%

                                                                  PER SHARE OPERATING PERFORMANCE:
                                      --------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------------------------------------------------------------
                                                                       RATIOS TO AVERAGE NET ASSETS:#
                                                               ----------------------------------------------
                                          NET ASSETS,                              NET              EXPENSES
                                               END OF                       INVESTMENT       WITHOUT WAIVERS,      PORTFOLIO
                                               PERIOD               NET         INCOME         REIMBURSEMENTS       TURNOVER
                                          (THOUSANDS)          EXPENSES         (LOSS)   AND EARNINGS CREDITS           RATE (b)
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05                       $     7,479              0.75%          1.89%                 1.02%             75%
Year Ended 10/31/04                       $    15,684              0.75%          1.04%                 1.03%             95%
Year Ended 10/31/03                       $    22,000              0.75%          1.38%                 1.00%            241%
11/30/01* Through 10/31/02                $    19,000              0.75%          1.55%                 1.06%            186%

TAX AWARE REAL RETURN FUND
8/31/05(a) To 10/31/05                    $       620              0.90%          2.45%                11.03%+            12%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                       $     8,132              1.10%          0.89%                 1.24%             46%
Year Ended 10/31/04                       $     5,130              1.10%          0.57%                 1.74%             59%
Year Ended 10/31/03                       $     5,000              1.10%          0.68%                 1.90%             13%
Year Ended 10/31/02                       $     5,000              1.10%          0.52%                 1.88%             27%
4/16/01* Through 10/31/01                 $     1,000              1.04%          0.33%                 8.73%+            22%


(b) Not annualized for periods less than one year.

 #  Short periods have been annualized.

 + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

CLASS B SHARES


                                                      PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS:
                                                        ------------------------------------------------
                                                                         NET REALIZED
                                       NET ASSET               NET     AND UNREALIZED
                                          VALUE,        INVESTMENT              GAINS         TOTAL FROM
                                       BEGINNING            INCOME        (LOSSES) ON         INVESTMENT
                                       OF PERIOD            (LOSS)        INVESTMENTS         OPERATIONS
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                   $    16.00              0.07               0.49               0.56
Year Ended 10/31/04                   $    14.75              0.01^              1.26               1.27
Year Ended 10/31/03                   $    12.76              0.02^              1.99               2.01
Year Ended 10/31/02                   $    15.47              0.03              (2.71)             (2.68)
4/16/01* Through 10/31/01             $    16.88             (0.03)^            (1.33)             (1.36)

                                             PER SHARE OPERATING PERFORMANCE:
                                      -----------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      -----------------------------------------------
                                             NET               NET
                                      INVESTMENT          REALIZED              TOTAL
                                          INCOME             GAINS      DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                        (0.07)               --              (0.07)
Year Ended 10/31/04                        (0.02)               --              (0.02)
Year Ended 10/31/03                        (0.02)               --              (0.02)
Year Ended 10/31/02                        (0.03)               --              (0.03)
4/16/01* Through 10/31/01                  (0.05)               --              (0.05)


 *  Commencement of offering of class of shares.
 ^  Calculated based on average shares outstanding

(b) Not annualized for periods less than one year.

                                     PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------
                                                               TOTAL
                                       NET ASSET               RETURN
                                      VALUE, END            EXCLUDING
                                       OF PERIOD        SALES CHARGES (b)
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                  $     16.49                 3.51%
Year Ended 10/31/04                  $     16.00                 8.62%
Year Ended 10/31/03                  $     14.75                15.82%
Year Ended 10/31/02                  $     12.76               (17.35%)
4/16/01* Through 10/31/01            $     15.47                (8.09%)

                                                            PER SHARE OPERATING PERFORMANCE:
                                 ----------------------------------------------------------------------------------------
                                                                RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------------------------------------------------------------
                                                              RATIO TO AVERAGE NET ASSETS:#
                                                   ----------------------------------------------------
                                      NET ASSETS,                          NET                 EXPENSES
                                           END OF                   INVESTMENT         WITHOUT WAIVERS,         PORTFOLIO
                                           PERIOD            NET        INCOME           REIMBURSEMENTS          TURNOVER
                                      (THOUSANDS)       EXPENSES        (LOSS)     AND EARNINGS CREDITS              RATE (b)
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05                  $      2,458           1.60%         0.53%                    1.79%               46%
Year Ended 10/31/04                  $      2,814           1.60%         0.07%                    2.24%               59%
Year Ended 10/31/03                  $      3,000           1.60%         0.18%                    2.40%               13%
Year Ended 10/31/02                  $      3,000           1.60%         0.00%^^                  2.39%               27%
4/16/01* Through 10/31/01            $      1,000           1.60%        (0.35%)                   7.71%+              22%


 #  Short periods have been annualized.
 + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

^^  Amount rounds to less than 0.01%.

CLASS C SHARES


                                                            PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                        -----------------------------------------  ----------------------------------------
                                                       NET REALIZED
                             NET ASSET         NET   AND UNREALIZED
                                VALUE,  INVESTMENT            GAINS    TOTAL FROM          NET         NET
                             BEGINNING      INCOME      (LOSSES) ON    INVESTMENT   INVESTMENT    REALIZED            TOTAL
                             OF PERIOD      (LOSS)      INVESTMENTS    OPERATIONS       INCOME       GAINS    DISTRIBUTIONS
TAX AWARE REAL RETURN FUND
8/31/05(a) Through 10/31/05  $   10.00        0.03^           (0.05)        (0.02)       (0.03)         --            (0.03)

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05          $   15.97        0.08             0.48          0.56        (0.07)         --            (0.07)
Year Ended 10/31/04          $   14.72        0.02^            1.25          1.27        (0.02)         --            (0.02)
Year Ended 10/31/03          $   12.74        0.02^            1.99          2.01        (0.03)         --            (0.03)
Year Ended 10/31/02          $   15.45        0.04            (2.71)        (2.67)       (0.04)         --            (0.04)
4/16/01* Through 10/31/01    $   16.88       (0.02)^          (1.35)        (1.37)       (0.06)         --            (0.06)


  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding

(a) Commencement of operations.

(b) Not annualized for periods less than one year.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                     LESS DISTRIBUTIONS:
                             --------------------------------
                                                        TOTAL
                               NET ASSET               RETURN
                              VALUE, END           (EXCLUDING
                               OF PERIOD       SALES CHARGES) (b)
TAX AWARE REAL RETURN FUND
8/31/05(a) Through 10/31/05  $      9.95                (0.16%)

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05          $     16.46                 3.53%
Year Ended 10/31/04          $     15.97                 8.66%
Year Ended 10/31/03          $     14.72                15.80%
Year Ended 10/31/02          $     12.74               (17.35%)
4/16/01* Through 10/31/01    $     15.45                (8.16%)

                                                      PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------------------------------------
                                                         RATIOS/SUPPLEMENTAL DATA:
                             ----------------------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS:#
                                            -------------------------------------------------
                               NET ASSETS,                       NET                 EXPENSES
                                    END OF                INVESTMENT         WITHOUT WAIVERS,         PORTFOLIO
                                    PERIOD         NET        INCOME           REIMBURSEMENTS          TURNOVER
                               (THOUSANDS)    EXPENSES        (LOSS)     AND EARNINGS CREDITS              RATE (b)
TAX AWARE REAL RETURN FUND
8/31/05(a) Through 10/31/05  $         479        1.40%         1.95%                   11.32%+              12%

TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/05          $         550        1.60%         0.47%                    1.77%               46%
Year Ended 10/31/04          $         479        1.60%         0.07%                    2.24%               59%
Year Ended 10/31/03          $         367        1.60%         0.18%                    2.40%               13%
Year Ended 10/31/02          $         264        1.60%         0.00%^^                  2.38%               27%
4/16/01* Through 10/31/01    $         104        1.57%        (0.17%)                  23.55%+              22%



^^  Amount rounds to less than .01%.

 #  Short periods have been annualized.
 + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295



(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-TAABC-206

PROSPECTUS FEBRUARY 28, 2006



JPMORGAN TAX AWARE FUNDS
SELECT CLASS SHARES


JPMORGAN TAX AWARE ENHANCED INCOME FUND
JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
JPMORGAN TAX AWARE LARGE CAP VALUE FUND
JPMORGAN TAX AWARE REAL RETURN FUND
JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND
JPMORGAN TAX AWARE U.S. EQUITY FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Tax Aware Enhanced Income Fund                                                1
JPMorgan Tax Aware Large Cap Growth Fund                                               7
JPMorgan Tax Aware Large Cap Value Fund                                               13
JPMorgan Tax Aware Real Return Fund                                                   19
JPMorgan Tax Aware Short-Intermediate Income Fund                                     24
JPMorgan Tax Aware U.S. Equity Fund                                                   30
Tax Aware Investing                                                                   36
The Funds' Management and Administration                                              37
   Additional Compensation to Financial Intermediaries                                38
How to Do Business with the Funds                                                     40
   Purchasing Fund Shares                                                             40
   Networking and Sub-Transfer Agency Fees                                            44
   Exchanging Fund Shares                                                             44
   Redeeming Fund Shares                                                              45
Shareholder Information                                                               47
   Distributions and Taxes                                                            47
   Shareholder Statements and Reports                                                 48
   Availability of Proxy Voting Record                                                48
   Portfolio Holdings Disclosure                                                      48
Income Investments                                                                    50
Risk and Reward Elements                                                              52
Legal Proceedings Relating to Banc One Investment                                     59
Advisors Corporation and Certain of its Affiliates
Financial Highlights                                                                  60
How To Reach Us                                                               BACK COVER

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-58.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

                                                     PROSPECTUS FEBRUARY 28 2006


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that stock funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.


YEAR-BY-YEAR RETURNS(1)


2000    4.91%
2001    4.41%
2002    1.91%
2003    1.17%
2004    0.67%
2005    2.24%

BEST QUARTER 4th quarter, 2000           1.67%
WORST QUARTER 2nd quarter, 2004         -0.17%


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                              PAST 1 YEAR   PAST 5 YEARS   LIFE OF THE FUND
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  2.24           2.07               2.59

Return After Taxes on Distributions                                  1.98           1.84               2.34

Return After Taxes on Distributions and Sale of Fund Shares          2.05           1.85               2.35

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  3.07           2.34               3.18


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


 * The performance in the table for the period before Select Class Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.


(1) The Fund commenced operations on 4/16/99.

 ^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                    0.25
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.25
OTHER EXPENSES(1)                                                  0.18
-----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    0.68
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.18)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                    0.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           51      199      361       830

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-58.


THE FUND'S OBJECTIVE

The Fund seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts ("REITs"), convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.

Although the Fund intends to invest primarily in equity securities, it may also invest in high quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

-  want to add an investment that seeks capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues long-term capital growth from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, broad-based securities market indexes, and the Lipper Large-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR RETURNS*,(1)


1996     14.45%
1997     32.87%
1998     40.85%
1999     37.33%
2000    -24.72%
2001    -17.55%
2002    -27.04%
2003     21.26%
2004      4.00%
2005      5.12%

BEST QUARTER 4th quarter, 1998               25.96%
WORST QUARTER 2nd quarter, 2002             -18.91%


 * On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*



                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  5.12          (4.42)           5.85

Return After Taxes on Distributions                                  5.12          (4.51)           NONE(1)

Return After Taxes on Distributions and Sale of Fund Shares          3.33          (3.76)           NONE(1)

RUSSELL 1000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  5.26          (3.58)           6.73

LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    7.58          (4.29)           6.21


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


 * On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

 ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                           0.40
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.25
OTHER EXPENSES(1)                                         0.18
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                        0.83



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           85      265      460     1,025

JPMORGAN TAX AWARE LARGE CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-58.


THE FUND'S OBJECTIVE

The Fund seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers.

These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as price to book, price to earnings and price to cash flow

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

-  want to add an investment that seeks income and capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues capital appreciation from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large Cap Value Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR RETURNS*,(1)


1996     22.48%
1997     31.27%
1998     11.88%
1999      2.55%
2000     -2.29%
2001    -12.29%
2002    -16.99%
2003     26.22%
2004     14.39%
2005      3.82%

BEST QUARTER 4th quarter, 1998               16.85%
WORST QUARTER 3rd quarter, 2002             -16.59%


 * On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  3.82           1.76            7.00

Return After Taxes on Distributions                                  3.61           1.45            NONE(1)

Return After Taxes on Distributions and Sale of Fund Shares          2.74           1.36            NONE(1)

RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  7.05           5.28           10.94

LIPPER LARGE CAP VALUE INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    6.26           2.26            8.79


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


 * On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

 ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                           0.40
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.25
OTHER EXPENSES(1)                                         0.14
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                        0.79



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           81      252      439       978

JPMORGAN TAX AWARE REAL RETURN FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-58.


THE FUND'S OBJECTIVE

The Fund seeks to maximize after-tax inflation protected return.

THE FUND'S MAIN INVESTMENT STRATEGY


In seeking after-tax return, the Fund, under normal circumstances, will invest primarily in municipal obligations whose interest payments are excluded from federal income tax. The Fund will also invest its assets in derivative instruments, such as inflation-linked swaps, for the purpose of providing real return. For purposes of this prospectus, "Real Return" means total return less the estimated cost of inflation. In the future, JPMIM, the adviser may use other strategies to achieve the Fund's objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities
(TIPS) and municipal inflation-linked securities, if available.


As part of its principal investment strategies, the Fund may invest a substantial portion of its assets in derivatives including swaps where the Fund receives inflation-linked payments. Derivatives are investments that have a value based on another investment, exchange rate or index. The Fund may use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for tax and risk management purposes and to increase income and gain.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody's Investor Service, Inc. (Moody's), Standard and Poor's Corporation (S&P), Fitch Rating (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (junk bonds).


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments.


The Fund may invest in shares of other investment companies, including shares of affiliated investment companies. The Fund may also invest in repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes, risk management or to increase income or gains may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses.

The Fund may also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

The Fund may also be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

Deflation to the U.S. economy could cause the principal to decline and inflation-linked securities could underperform traditional Treasury securities. Also, the inflation adjustments to the principal may be taxable in the year in which such adjustments occur even though the Fund will not receive the inflation-adjusted principal until the security matures (this is the case with TIPS which are exempt from state and local income taxes, but subject to federal income tax).

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. To the extent that the Fund seeks higher returns by investing in non-investment grade bonds, often called junk bonds, it takes on additional risks, since these bonds are considered speculative with respect to the ability of the issuer to make timely principal and interest payments.

Investments in mortgage-backed, asset-backed, and mortgage-related securities such as collateralized mortgage obligations involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying investments. The Fund's mortgage-related securities are sensitive to changes in interest rates and may be volatile. Certain types of mortgage-related securities such as interest-only and principal-only mortgage-backed securities and collateralized mortgage obligations may be more volatile than other types of mortgage-backed securities and subject to a higher risk of nonpayment.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment and/or principal like the indebtedness of private issuers.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and it may have to sell long positions at disadvantageous times to cover its short positions.

The Fund's tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Fund, but they will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


If the Fund invests in shares of another investment company its shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.


Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund's performance. Because tax consequences are considered in managing the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a goal of inflation protected after-tax return

- want to add a tax sensitive income investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE


The Fund has been operating for less than one calendar year and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


(1) The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                           0.35
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.25
OTHER EXPENSES(1)                                         0.35
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           0.95
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                (0.30)
--------------------------------------------------------------
NET EXPENSES(2)                                           0.65


(1) "Other Expenses" are based on estimated amounts for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that it will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                     1 YEAR   3 YEARS
---------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             66       273

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-58.


THE FUND'S OBJECTIVE

The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments that the adviser believes have the potential to provide high after tax current income.

Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase, are rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of the Fund's total Assets may be invested in securities rated B or BB.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 Year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURN(1)

2003    2.14%
2004    1.54%
2005    0.89%

BEST QUARTER 3rd quarter, 2004                1.98%
WORST QUARTER 2nd quarter, 2002              -1.66%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2005(1)



                                                                 PAST 1 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                     0.89            1.69

Return After Taxes on Distributions                                     0.66            1.50

Return After Taxes on Distributions and Sale of Fund Shares             1.37            1.62

LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     1.02            2.03

LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       1.61            2.48


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/20/02.

 ^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                           0.25
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.25
OTHER EXPENSES(1)                                         0.13
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           0.63
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                (0.08)
--------------------------------------------------------------
NET EXPENSES(2)                                           0.55



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.55% of its average daily net assets through 02/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 02/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                    56      194      343       779

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 50-58.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goals.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS(1)

1997     30.32%
1998     31.18%
1999     18.31%
2000     -5.15%
2001    -10.67%
2002    -23.65%
2003     24.76%
2004      9.45%
2005      1.27%

BEST QUARTER 4th quarter, 1998               21.64%
WORST QUARTER 3rd quarter, 2002             -16.64%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)



                                                                PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    1.27         (1.16)         6.91

Return After Taxes on Distributions                                    1.13         (1.34)         6.71

Return After Taxes on Distributions and Sale of Fund Shares            1.01         (1.05)         5.97

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.91          0.54          7.63

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      5.72         (0.39)         6.61


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/18/96.

 ^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                           0.45
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.25
OTHER EXPENSES(1)                                         0.14
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                        0.84
--------------------------------------------------------------



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.84% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                    86      268      466     1,037

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). In addition, the Tax Aware Large Cap Value Fund, however, seeks to generate dividend income, which will be taxed as ordinary income. Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund:

-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.


For the Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund:


- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                              %
TAX AWARE ENHANCED
INCOME FUND                                    0.15

TAX AWARE LARGE CAP
GROWTH FUND                                    0.40

TAX AWARE LARGE CAP
VALUE FUND                                     0.40

TAX AWARE
REAL RETURN FUND                               0.00

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND                                    0.25

TAX AWARE
U.S. EQUITY FUND                               0.45



A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS


TAX AWARE ENHANCED INCOME FUND AND TAX AWARE SHORT-INTERMEDIATE INCOME FUND

The portfolio management team is lead by James Ahn and Richard Taormina. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee since 1996, Mr. Ahn is responsible for strategy formulation and trading for short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Mr. Taormina, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND

Giri Devulapally is the portfolio manager for the Tax Aware Large Cap Growth Fund. Mr. Devulapally is a Vice President of JPMIM which he joined in 2003. Prior to joining JPMIM, Mr. Devulapally worked for T. Rowe Price for six years where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.


TAX AWARE LARGE CAP VALUE FUND

The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed with the adviser or one of its affiliates since 1995. Mr. Green has been employed with the adviser or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.


TAX AWARE REAL RETURN FUND

The portfolio management team is lead by Deepa Majmudar and Richard Taormina. Ms. Majmudar, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 2003, Ms. Majmudar is responsible for developing quantitative and risk management strategies and portfolio management. Previously, she worked as a quantitative analyst at Alliance Capital Management (& its predecessor firms) since 1999. Mr. Taormina, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by David Silberman, Managing Director of JPMIM. Mr. Silberman is a research portfolio manager in the Private Banking Group. An employee since 1989, he manages the core U.S. Large Cap equity product.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR


JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an

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agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

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HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES


WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?


Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares -- See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

-  JPMorgan Funds.

-  JPMorgan Chase and its subsidiaries and affiliates.

See "How do I open an account?"

- For further information on investment minimums or eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

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HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

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When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call
1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds,

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certain JPMorgan Funds limit excessive exchange activity as described in
"Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES


WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous

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30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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SHAREHOLDER INFORMATION


DISTRIBUTIONS AND TAXES


The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund typically pay dividends quarterly. Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Fund generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on their tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on their investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund will qualify to any significant extent for designation as qualified dividend income.

Properly designated dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund, Tax Aware Short-Intermediate Income Fund and Tax Aware Real Return Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on properly designated dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive properly designated distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD


The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX AWARE FUNDS

                                                               /X/ Permitted
                                                               / / Not Permitted

INCOME INVESTMENTS


This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                                          TAX AWARE   TAX AWARE      TAX AWARE
                                                                                           ENHANCED      REAL    SHORT-INTERMEDIATE
                                                   PRINCIPAL TYPES OF RISK               INCOME FUND RETURN FUND    INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of   credit, interest rate, market,         /X/         /X/            /X/
payments from specific assets, such as auto or     prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of        credit, currency, liquidity,           /X/(1)      /X/(1)         /X/(1)
deposit, time deposits and bankers' acceptances    political
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued  credit, currency, interest rate,       /X/(1)      /X/(1)         /X/(1)
by domestic and foreign banks or corporations.     liquidity, market, political
These securities are usually discounted and are
rated by S&P, Moody's or another nationally
recognized statistical ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt   credit, currency, interest rate,       /X/(1)      /X/(1)         /X/(1)
securities that can be converted into equity       liquidity, market, political,
securities at a future time and price.             valuation

CORPORATE BONDS Debt securities of domestic and    credit, currency, interest rate,       /X/(1)      /X/(1)         /X/(1)
foreign industrial, utility, banking and other     liquidity, market, political,
financial institutions.                            valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument credit, environmental, extension,      /X/         /X/            /X/
which gives the lender a lien on property as       interest rate, liquidity, market,
security for the loan payment.                     natural event, political, prepayment,
                                                   valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign    credit, currency, extension, interest  /X/(1)      /X/(1)         /X/(1)
securities (such as Federal Home Loan Banks,       rate, leverage, market, political,
Freddie Macs, Fannie Maes) which represent         prepayment
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and     credit, currency, extension, interest  /X/(1),(2)  /X/(1),(2)     /X/(1),(2)
foreign mortgage-backed securities with the        rate, leverage, liquidity, market,
promise to purchase similar securities at a later  political, repayment date. Segregated liquid assets are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a credit, currency, extension, interest  /X/         /X/            /X/
share of bank debt or similar securities or        rate, liquidity, political,
obligations.                                       prepayment

PRIVATE PLACEMENTS Bonds or other investments that credit, interest rate, liquidity,      /X/         /X/            /X/
are sold directly to an institutional investor.    market, valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS    credit, interest rate, liquidity,      /X/         /X/            /X/
Securities of issuers that invest in real estate   market, natural event, prepayment,
or are secured by real estate.                     valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund   credit                                 /X/         /X/            /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby    credit, leverage                       /X/(2)      /X/(2)         /X/(2)
the Fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF            credit, currency, interest rate,       /X/(1)      /X/(1)         /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or             market, political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees credit, currency, interest rate,       /X/(1)      /X/            /X/(1)
to exchange periodic payments with a counterparty. leverage, market, political,
Segregated liquid assets are used to offset        valuation
leverage risk. The gross returns to be exchanged
or "swapped" between the parties are generally
calculated with respect to a "notional amount,"
i.e., the return on or increase in the value of a
particular dollar amount invested at a particular
interest rate or in a "basket" or securities or
commodities representing a particular index.

TAX EXEMPT MUNICIPAL SECURITIES Securities,        credit, interest rate, market,         /X/         /X/            /X/
generally issued as general obligation and revenue natural event, political bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments        interest rate                          /X/         /X/            /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT      credit, currency, interest rate,       /X/(1)      /X/(1)         /X/(1)
SECURITIES Domestic and foreign securities         liquidity, market, political,
offering non-cash or delayed-cash payment. Their   valuation
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending mortgage dollar- rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES
- A Fund could underperform its           - A Fund could outperform its benchmark   - The adviser focuses its active management on
  benchmark due to its securities and       due to these same choices                 securities selection, the area where it
  asset allocation choices                                                            believes its commitment to research can most
                                                                                      enhance returns

MARKET CONDITIONS
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS
- A Fund's share price and performance    - Stocks have generally outperformed      - Under normal circumstances the Funds plan to
  will fluctuate in response to stock       more stable investments (such as bonds    remain fully invested, in accordance with
  market movements                          and cash equivalents) over the long       their policies. Equity investments may
                                            term                                      include U.S. and foreign common stocks,
- Adverse market economic, political or                                               convertible securities, preferred stocks,
  other conditions may from time to time                                              depositary receipts (such as ADRs and EDRs),
  cause the Funds to take temporary                                                   trust or partnership interests, warrant
  defensive positions that are                                                        rights and investment company securities.
  inconsistent with their principal                                                   The Funds may invest uninvested cash in
  investment strategies and may hinder                                                affiliated money market funds
  the Funds from achieving its
  investment objective                                                              - The Funds seek to limit risk through active
                                                                                      management and diversification

                                                                                    - During severe market downturns, the Funds
                                                                                      have the option of investing up to 100% of
                                                                                      their assets in investment-grade short-term
                                                                                      securities

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
TAX AWARE REAL RETURN, TAX AWARE
SHORT-INTERMEDIATE INCOME AND
TAX AWARE ENHANCED INCOME FUNDS
- A Fund's share price, yield, and total  - Bonds have generally outperformed       - Under normal circumstances the Funds plan to
  return will fluctuate in response to      money market investments over the long    remain fully invested in bonds and other
  inflation and bond market movements       term with less risk than stocks           fixed income securities. The Funds may
                                                                                      invest uninvested cash in affiliated money
- The value of most bonds and             - Most bonds will rise in value when        market funds
  inflation-linked investments will fall    interest rates fall
  when interest rates rise. The longer a                                            - Bond investments may include U.S. and
  bond's maturity and the lower its       - Mortgage-backed and asset-backed          foreign corporate and government bonds,
  credit quality, the more its value        securities and direct mortgages can       mortgage-backed and asset-backed securities,
  typically falls. Interest payments on     offer attractive returns                  convertible securities, participation
  inflation-linked securities(1) are                                                  interests and private placements
  unpredictable and they will fluctuate
  as principal and/or interest is                                                   - The Funds seek to limit risk and enhance
  adjusted for inflation                                                              after tax yields through careful management,
                                                                                      sector allocation, individual securities
- Adverse market economic, political or                                               selection and duration management
  other conditions may from time to time
  cause the Funds to take temporary                                                 - During severe market downturns, the Funds
  defensive positions that are                                                        have the option of investing up to 100% of
  inconsistent with its principal                                                     their assets in high quality short-term
  investment strategies and may hinder                                                instruments
  the Funds from achieving their
  investment objective                                                              - The adviser monitors interest rate trends,
                                                                                      as well as geographic and demographic
- Mortgage-backed and asset-backed                                                    information related to mortgage-backed
  securities (securities representing an                                              securities and mortgage prepayments
  interest in, or secured by, a pool of
  mortgages or other assets such as
  receivables) could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated

- The Tax Aware Real Return Fund is
  non-diversified, which means that a
  relatively high percentage of the
  Fund's assets may be invested in a
  limited number of issuers; therefore,
  its performance may be more vulnerable
  to changes in the market value of a
  single issuer or a group of issuers



(1) The Tax Aware Real Return Fund may invest in inflation-linked securities, including TIPS. Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inclusion using the Consumer Price Index for all Urban Consumers CPI. Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES
- Currency exchange rate movements could  - Favorable exchange rate movements       - The Funds actively manage the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments and may
                                                                                      hedge a portion of their foreign currency
- Currency risks tend to be higher in                                                 exposure into the U.S. dollar or other
  emerging markets                                                                    currencies which the advisers deem more
                                                                                      attractive (see also "Derivatives")

SECURITIES LENDING
- When a Fund lends a security, there is  - A Fund may enhance income through the   - The adviser maintains a list of approved
  a risk that the loaned securities may     investment of the collateral received     borrowers
  not be returned if the borrower or the    from the borrower
  lending agent defaults                                                            - A Fund receives collateral equal to at least
                                                                                      100% of the current value of securities
- The collateral will be subject to the                                               loaned plus accrued interest
  risks of the securities in which it is
  invested                                                                          - The lending agents indemnify a Fund against
                                                                                      borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses

                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
CREDIT QUALITY - TAX AWARE REAL
RETURN, TAX AWARE SHORT-
INTERMEDIATE INCOME AND TAX
AWARE ENHANCED INCOME FUNDS
- The default of an issuer would leave    - Investment-grade bonds have a lower     - The Funds maintain their own policies for
  the Funds with unpaid interest or         risk of default                           balancing credit quality against potential
  principal                                                                           yields and gains in light of its investment
                                          - Junk bonds offer higher yields and        goals
                                            higher potential gains
- Junk bonds (those rated BB, Ba or                                                 - The adviser develops its own ratings of
  lower) have a higher risk of default,                                               unrated securities and make a credit quality
  tend to be less liquid and may be more                                              determination for unrated securities
  difficult to value

FOREIGN INVESTMENTS -
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE, AND
TAX AWARE U.S. EQUITY FUNDS
- Currency exchange rate movements could  - Favorable exchange rate movements       - Each Fund anticipates that its total foreign
  reduce gains or create losses             could generate gains or reduce losses     investments will not exceed 20% of total
                                                                                      assets
- The Funds could lose money because of   - Foreign investments, which represent a
  foreign government actions, political     major portion of the world's            - Each Fund actively manages the currency
  instability, or lack of adequate and      securities, offer attractive potential    exposure of its foreign investments relative
  accurate information                      performance and opportunities for         to its benchmark and may hedge back into the
                                            diversification                           U.S. dollar from time to time (see also
                                                                                      "Derivatives")

TAX AWARE REAL RETURN,
TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS
- The Funds could lose money because of   - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political     portion of the world's fixed income       investment (up to 25% of total assets) for
  instability, or lack of adequate and      securities, offer attractive potential    the Funds
  accurate information                      performance and opportunities for
                                            diversification                         - To the extent that the Funds invest in
- Currency exchange rate movements could                                              foreign bonds, they will hedge their
  reduce gains or create losses           - Favorable exchange rate movements         currency exposure into the U.S. dollar (see
                                            could generate gains or reduce losses     also "Derivatives"); these currency
- Currency and investment risks tend to                                               management techniques may not be available
  be higher in emerging markets; these                                                for certain emerging markets investments
  markets also present higher liquidity
  and valuation risks

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES*
- Derivatives such as futures, options,   - Hedges that correlate well with         - The Funds use derivatives, such as futures,
  swaps and forward foreign currency        underlying positions can reduce or        options, swaps, and forward foreign currency
  contracts(1) that are used for hedging    eliminate losses at low cost              contracts, for hedging and tax and risk
  the portfolio or specific securities                                                management purposes (i.e., to adjust
  may not fully offset the underlying     - A Fund could make money and protect       duration or yield curve exposure or to
  positions and this could result in        against losses if the investment          establish or adjust exposure to particular
  losses to a Fund that would not have      analysis proves correct                   securities, markets or currencies); risk
  otherwise occurred                                                                  management may include management of a
                                          - Derivatives that involve leverage         Fund's exposure relative to its benchmark
- The Funds may have difficulty exiting     could generate substantial gains at
  a derivatives position.                   low cost                                - The Funds only establish hedges that they
                                                                                      expect will be highly correlated with
- Derivatives used for risk management                                                underlying positions
  may not have the intended effects and
  may result in losses or missed                                                    - While the Funds may use derivatives that
  opportunities                                                                       incidentally involve leverage, they do not
                                                                                      use them for the specific purpose of
- The counterparty to a derivatives                                                   leveraging their portfolios
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivates used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses



 * The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SHORT SELLING -
TAX AWARE REAL RETURN FUND
- Short sales may not have the intended   - The Fund could make money and protect   - The Fund sets aside liquid assets in
  effects and may result in losses          against losses if management's            segregated or broker accounts to cover short
                                            analysis proves correct                   positions and offset a portion of the
- The Fund may not be able to close out                                               leverage risk
  a short position at a particular time   - Short selling may allow the Fund to
  or at an acceptable price                 generate positive returns in declining  - The Fund makes short sales through brokers
                                            markets                                   that the adviser has determined to be highly
- The Fund may not be able to borrow                                                  creditworthy
  certain securities to sell short,
  resulting in missed opportunities

- Segregated accounts with respect to
  short sales may limit the Fund's
  investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses and gains are limited to the
  price of the stock at the time of the
  short sale

- If the SEC staff changes its current
  policy of permitting brokers executing
  the Fund's short sales to hold
  proceeds of such short sales, the cost
  of such transactions would increase
  significantly and the Fund may be
  required to cease operations or change
  its investment objective

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS
- A Fund could have difficulty valuing    - These holdings may offer more           - No Fund may invest more than 15% of its net
  these holdings precisely                  attractive yields or potential growth     assets in illiquid holdings
                                            than comparable widely traded
- A Fund could be unable to sell these      securities                              - To maintain adequate liquidity, each Fund
  holdings at the time or price it                                                    may hold investment-grade short-term
  desires                                                                             instruments and may borrow (including
                                                                                      repurchase agreements) from banks up to
                                                                                      33 1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before      - A Fund can take advantage of            - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it         attractive transaction opportunities      leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's  - A Fund could realize gains in a short   - The Funds will generally avoid short-term
  brokerage and related costs               period of time                            trading except to take advantage of
                                                                                      attractive or unexpected opportunities or to
- Increased short-term capital gains      - A Fund could protect against losses if    meet demands generated by shareholder
  distributions could raise                 a stock is overvalued and its value       activity
  shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


SELECT CLASS



                                                     PER SHARE OPERATING PERFORMANCE:
                                             -------------------------------------------------
                                                                INVESTMENT OPERATIONS:
                                                        --------------------------------------
                                                                      NET REALIZED
                                             NET ASSET         NET  AND UNREALIZED
                                                VALUE,  INVESTMENT           GAINS  TOTAL FROM
                                             BEGINNING      INCOME     (LOSSES) ON  INVESTMENT
                                             OF PERIOD      (LOSS)     INVESTMENTS  OPERATIONS
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005                  $    9.99        0.22           (0.03)       0.19
Year Ended October 31, 2004                  $   10.06        0.13           (0.07)       0.06
Year Ended October 31, 2003                  $   10.08        0.17           (0.02)       0.15
Year Ended October 31, 2002                  $   10.11        0.20           (0.02)       0.18
Year Ended October 31, 2001                  $    9.95        0.36            0.16        0.52

TAX AWARE LARGE CAP GROWTH FUND
Year Ended October 31, 2005                  $   14.74        0.07            1.13        1.20
Year Ended October 31, 2004                  $   14.79        0.01           (0.04)      (0.03)
Year Ended October 31, 2003                  $   13.03        0.05            1.75        1.80
January 1, 2002 To October 31, 2002(a)       $   17.39        0.04           (4.36)      (4.32)
November 1, 2001 To
December 31, 2001(b)                         $   16.32        0.02            1.07        1.09
Year Ended October 31, 2001                  $   42.93        0.04          (11.41)     (11.37)

TAX AWARE LARGE CAP VALUE FUND
Year Ended October 31, 2005                  $   21.19        0.29            1.33        1.62
Year Ended October 31, 2004                  $   18.65        0.25            2.56        2.81
Year Ended October 31, 2003                  $   16.01        0.26            2.64        2.90
January 1, 2002 To October 31, 2002(a)       $   19.74        0.22           (3.74)      (3.52)
November 1, 2001 To
December 31, 2001(b)                         $   18.44        0.03            1.30        1.33
Year Ended October 31, 2001                  $   25.57        0.20           (5.41)      (5.21)

                                                PER SHARE OPERATING PERFORMANCE:
                                             -----------------------------------
                                                       DISTRIBUTIONS:
                                             ---------------------------------
                                                    NET        NET
                                             INVESTMENT   REALIZED   RETURN OF
                                                 INCOME      GAINS     CAPITAL
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005                       (0.22)        --          --
Year Ended October 31, 2004                       (0.13)        --          --
Year Ended October 31, 2003                       (0.17)        --          --
Year Ended October 31, 2002                       (0.20)     (0.01)         --
Year Ended October 31, 2001                       (0.36)        --          --

TAX AWARE LARGE CAP GROWTH FUND
Year Ended October 31, 2005                       (0.07)        --       (0.01)
Year Ended October 31, 2004                       (0.01)        --       (0.01)
Year Ended October 31, 2003                       (0.04)        --          --
January 1, 2002 To October 31, 2002(a)            (0.04)        --          --
November 1, 2001 To
December 31, 2001(b)                              (0.02)        --          --
Year Ended October 31, 2001                       (0.04)    (15.20)         --

TAX AWARE LARGE CAP VALUE FUND
Year Ended October 31, 2005                       (0.29)        --          --
Year Ended October 31, 2004                       (0.27)        --          --
Year Ended October 31, 2003                       (0.26)        --          --
January 1, 2002 To October 31, 2002(a)            (0.21)        --          --
November 1, 2001 To
December 31, 2001(b)                              (0.03)        --          --
Year Ended October 31, 2001                       (0.19)     (1.73)         --



(a)  The Fund changed its fiscal year end from December 31 to October 31.
(b)  The Fund changed its fiscal year end from October 31 to December 31.

                                             PER SHARE OPERATING PERFORMANCE:
                                           ----------------------------------
                                                     DISTRIBUTIONS:
                                           ----------------------------------
                                                              NET ASSET
                                                      TOTAL  VALUE, END
                                              DISTRIBUTIONS   OF PERIOD
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005                           (0.22) $     9.96
Year Ended October 31, 2004                           (0.13) $     9.99
Year Ended October 31, 2003                           (0.17) $    10.06
Year Ended October 31, 2002                           (0.21) $    10.08
Year Ended October 31, 2001                           (0.36) $    10.11

TAX AWARE LARGE CAP GROWTH FUND
Year Ended October 31, 2005                           (0.08) $    15.86
Year Ended October 31, 2004                           (0.02) $    14.74
Year Ended October 31, 2003                           (0.04) $    14.79
January 1, 2002 To October 31, 2002(a)                (0.04) $    13.03
November 1, 2001 To
December 31, 2001(b)                                  (0.02) $    17.39
Year Ended October 31, 2001                          (15.24) $    16.32

TAX AWARE LARGE CAP VALUE FUND
Year Ended October 31, 2005                           (0.29) $    22.52
Year Ended October 31, 2004                           (0.27) $    21.19
Year Ended October 31, 2003                           (0.26) $    18.65
January 1, 2002 To October 31, 2002(a)                (0.21) $    16.01
November 1, 2001 To
December 31, 2001(b)                                  (0.03) $    19.74
Year Ended October 31, 2001                           (1.92) $    18.44

                                                                          RATIOS/SUPPLEMENTAL DATA:
                                             ------------------------------------------------------------------------------------
                                                                             RATIOS TO AVERAGE NET ASSETS: (c)
                                                             ------------------------------------------------------
                                                     TOTAL   NET ASSETS                   NET              EXPENSES
                                                    RETURN       END OF            INVESTMENT       WITHOUT WAIVERS  PORTFOLIO
                                                 (EXCLUDES       PERIOD       NET      INCOME        REIMBURSEMENTS   TURNOVER
                                             SALES CHARGE)(d)   (000'S)  EXPENSES      (LOSS)  AND EARNINGS CREDITS       RATE (d)
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005                           1.92%  $  104,716      0.50%       2.08%                 0.71%        75%
Year Ended October 31, 2004                           0.63%  $  362,177      0.50%       1.30%                 0.68%        95%
Year Ended October 31, 2003                           1.48%  $  444,000      0.50%       1.61%                 0.69%       241%
Year Ended October 31, 2002                           1.75%  $  278,000      0.50%       1.94%                 0.70%       186%
Year Ended October 31, 2001                           5.47%  $  186,000      0.50%       3.51%                 0.67%       142%

TAX AWARE LARGE CAP GROWTH FUND
Year Ended October 31, 2005                           8.12%  $  138,366      0.85%       0.54%                 0.87%        75%
Year Ended October 31, 2004                          (0.21)% $  198,972      0.85%       0.07%                 0.87%       129%
Year Ended October 31, 2003                          13.84%  $  268,000      0.85%       0.35%                 0.87%        35%
January 1, 2002 To October 31, 2002(a)              (24.84)% $  257,000      0.68%       0.34%                 0.85%        46%
November 1, 2001 To
December 31, 2001(b)                                  6.70%  $  433,000      0.55%       0.56%                 0.85%         3%
Year Ended October 31, 2001                         (33.30)% $  423,000      0.49%       0.21%                 0.85%        84%

TAX AWARE LARGE CAP VALUE FUND
Year Ended October 31, 2005                           7.67%  $  556,571      0.81%       1.31%                 0.81%        77%
Year Ended October 31, 2004                          15.12%  $  538,753      0.85%       1.20%                 0.85%        39%
Year Ended October 31, 2003                          18.34%  $  349,000      0.85%       1.55%                 0.85%        33%
January 1, 2002 To October 31, 2002(a)              (17.94)% $  327,000      0.79%       1.43%                 0.85%        80%
November 1, 2001 To
December 31, 2001(b)                                  7.20%  $  415,000      0.69%       0.91%                 0.85%         0%
Year Ended October 31, 2001                         (21.43)% $  406,000      0.69%       0.93%                 0.87%         8%



(c)  Annualized for periods less than one year.
(d)  Not annualized for periods less than one year.

                                                                        PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------------------------------
                                                              INVESTMENT OPERATIONS:                      DISTRIBUTIONS:
                                                     -----------------------------------------  -----------------------------------
                                                                      NET REALIZED
                                          NET ASSET         NET     AND UNREALIZED
                                             VALUE,  INVESTMENT              GAINS  TOTAL FROM         NET       NET
                                          BEGINNING      INCOME        (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                                          OF PERIOD      (LOSS)        INVESTMENTS  OPERATIONS      INCOME     GAINS  DISTRIBUTIONS
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005    $   10.00        0.04(b)           (0.05)      (0.01)      (0.04)       --          (0.04)

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended October 31, 2005               $   10.00        0.27              (0.24)       0.03       (0.28)       --          (0.28)
Year Ended October 31, 2004               $   10.05        0.23              (0.05)       0.18       (0.23)       --          (0.23)
December 20, 2002(a) To
October 31, 2003                          $   10.00        0.19(b)            0.04        0.23       (0.18)       --          (0.18)

TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005               $   16.18        0.23               0.47        0.70       (0.20)       --          (0.20)
Year Ended October 31, 2004               $   14.90        0.13(b)            1.28        1.41       (0.13)       --          (0.13)
Year Ended October 31, 2003               $   12.88        0.12(b)            2.01        2.13       (0.11)       --          (0.11)
Year Ended October 31, 2002               $   15.59        0.10              (2.69)      (2.59)      (0.12)       --          (0.12)
Year Ended October 31, 2001               $   20.51        0.10(b)           (4.96)      (4.86)      (0.06)       --          (0.06)



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.

                                             PER SHARE OPERATING PERFORMANCE:
                                             --------------------------------
                                                                    NET ASSET
                                                                   VALUE, END
                                                                    OF PERIOD
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005                             $     9.95

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended October 31, 2005                                        $     9.75
Year Ended October 31, 2004                                        $    10.00
December 20, 2002(a) To
October 31, 2003                                                   $    10.05

TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005                                        $    16.68
Year Ended October 31, 2004                                        $    16.18
Year Ended October 31, 2003                                        $    14.90
Year Ended October 31, 2002                                        $    12.88
Year Ended October 31, 2001                                        $    15.59

                                                                          RATIOS/SUPPLEMENTAL DATA:
                                             ------------------------------------------------------------------------------------
                                                                               RATIOS TO AVERAGE NET ASSETS: (c)
                                                               ------------------------------------------------------
                                                    TOTAL   NET ASSETS                   NET              EXPENSES
                                                   RETURN       END OF            INVESTMENT       WITHOUT WAIVERS     PORTFOLIO
                                                (EXCLUDES       PERIOD       NET      INCOME        REIMBURSEMENTS      TURNOVER
                                             SALES CHARGE)(d)  (000'S)  EXPENSES      (LOSS)  AND EARNINGS CREDITS          RATE (d)
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005              (0.06)% $    1,000      0.65%       2.70%                10.57%(e)        12%

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended October 31, 2005                          0.33%  $  507,008      0.55%       2.81%                 0.65%          118%
Year Ended October 31, 2004                          1.86%  $  357,317      0.55%       2.38%                 0.69%          185%
December 20, 2002(a) To
October 31, 2003                                     2.28%  $  201,000      0.50%       2.22%                 0.72%          274%

TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005                          4.29%  $  701,050      0.84%       1.28%                 0.86%           46%
Year Ended October 31, 2004                          9.46%  $  879,507      0.84%       0.83%                 0.90%           59%
Year Ended October 31, 2003                         16.64%  $  630,000      0.84%       0.92%                 0.93%           13%
Year Ended October 31, 2002                        (16.70)% $  187,000      0.84%       0.73%                 0.97%           27%
Year Ended October 31, 2001                        (23.76)% $  212,000      0.84%       0.56%                 0.87%           22%



(c)  Annualized for periods less than one year.
(d)  Not annualized for periods less than one year.
(e) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No.: 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-TAS-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN TAX AWARE FUNDS
INSTITUTIONAL CLASS SHARES


JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
JPMORGAN TAX AWARE ENHANCED INCOME FUND
JPMORGAN TAX AWARE REAL RETURN FUND
JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND
JPMORGAN TAX AWARE U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Tax Aware Disciplined Equity Fund                                     1

JPMorgan Tax Aware Enhanced Income Fund                                        7

JPMorgan Tax Aware Real Return Fund                                           13

JPMorgan Tax Aware Short-Intermediate Income Fund                             18

JPMorgan Tax Aware U.S. Equity Fund                                           24

Tax Aware Investing                                                           30

The Funds' Management and Administration                                      31

     Additional Compensation to Financial Intermediaries                      32

How to Do Business with the Funds                                             33

     Purchasing Fund Shares                                                   33

     Networking and Sub-Transfer Agency Fees                                  36

     Exchanging Fund Shares                                                   37

     Redeeming Fund Shares                                                    37

Shareholder Information                                                       40

     Distributions and Taxes                                                  40

     Shareholder Statements and Reports                                       41

     Availability of Proxy Voting Record                                      41

     Portfolio Holdings Disclosure                                            41

Income Investments                                                            42

Risk and Reward Elements                                                      44

Legal Proceedings Relating to Banc One Investment Advisors Corporation and
Certain of its Affiliates                                                     53

Financial Highlights                                                          54

How To Reach Us                                                       BACK COVER

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-52.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment goal.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often consider a number of other criteria:

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund.

Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in

                                                     PROSPECTUS FEBRUARY 28 2006


which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998           31.82%
1999           17.39%
2000           -9.06%
2001          -10.48%
2002          -24.19%
2003           29.91%
2004           11.29%
2005            3.49%

BEST QUARTER 4th quarter, 1998                            22.98%
WORST QUARTER 3rd quarter, 2002                          -17.33%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)



                                                                       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                           3.49          0.31          7.02
Return After Taxes on Distributions                                           3.30          0.04          6.71
Return After Taxes on Distributions and Sale of Fund Shares                   2.51          0.15          6.01

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           4.91          0.54          7.01

LIPPER LARGE CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                             5.72         (0.39)         6.04


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 1/30/97.

^ Performance for the indexes is from 1/31/97. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                           0.35
DISTRIBUTION (RULE 12b-1) FEES                                                                            NONE
SHAREHOLDER SERVICE FEES                                                                                  0.10
OTHER EXPENSES(1)                                                                                         0.17
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                           0.62
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (0.07)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                           0.55



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.55% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                                     56      191      339       768

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-52.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment goal.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration stock funds

-    want to emphasize after tax return

The Fund is NOT designed for investors who:

-    are investing for aggressive long-term growth

-    are investing through a tax-deferred account such as an IRA

-    are in a low tax bracket

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2000          5.17%
2001          4.47%
2002          2.27%
2003          1.43%
2004          0.93%
2005          2.48%

BEST QUARTER 4th quarter, 2000                                  1.73%
WORST QUARTER 2nd quarter, 2004                                -0.11%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)



                                                                        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                            2.48          2.31          2.83
Return After Taxes on Distributions                                            2.19          2.04          2.55
Return After Taxes on Distributions and Sale of Fund Shares                    2.26          2.06          2.56

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            3.07          2.34          3.18


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                            0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                             NONE
SHAREHOLDER SERVICE FEES                                                                                   0.10
OTHER EXPENSES(1)                                                                                          0.17
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                            0.52
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                 (0.27)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                            0.25



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.25% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                                     26      139      264       627

JPMORGAN TAX AWARE REAL RETURN FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-52.


THE FUND'S OBJECTIVE

The Fund seeks to maximize after-tax inflation protected return.

THE FUND'S MAIN INVESTMENT STRATEGY


In seeking after-tax return, the Fund, under normal circumstances, will invest primarily in municipal obligations whose interest payments are excluded from federal income tax. The Fund will also invest its assets in derivative instruments, such as inflation-linked swaps, for the purpose of providing real return. For purposes of this prospectus, "Real Return" means total return less the estimated cost of inflation. In the future, JPMIM, the adviser may use other strategies to achieve the Fund's objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities
(TIPS) and municipal inflation-linked securities, if available.


As part of its principal investment strategies, the Fund may invest a substantial portion of its assets in derivatives including swaps where the Fund receives inflation-linked payments. Derivatives are investments that have a value based on another investment, exchange rate or index. The Fund may use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for tax and risk management purposes and to increase income and gain.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody's Investor Service, Inc. (Moody's), Standard and Poor's Corporation (S&P), Fitch Rating (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (junk bonds).


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments.


The Fund may invest in shares of other investment companies, including shares of affiliated investment companies. The Fund may also invest in repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes, risk management or to increase income or gains may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses.

The Fund may also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

The Fund may also be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

Deflation to the U.S. economy could cause the principal to decline and inflation-linked securities could underperform traditional Treasury securities. Also, the inflation adjustments to the principal may be taxable in the year in which such adjustments occur even though the Fund will not receive the inflation-adjusted principal until the security matures (this is the case with TIPS which are exempt from state and local income taxes, but subject to federal income tax).

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. To the extent that the Fund seeks higher returns by investing in non-investment grade bonds, often called junk bonds, it takes on additional risks, since these bonds are considered speculative with respect to the ability of the issuer to make timely principal and interest payments.

Investments in mortgage-backed, asset-backed, and mortgage-related securities such as collateralized mortgage obligations involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying investments. The Fund's mortgage-related securities are sensitive to changes in interest rates and may be volatile. Certain types of mortgage-related securities such as interest-only and principal-only mortgage-backed securities and collateralized mortgage obligations may be more volatile than other types of mortgage-backed securities and subject to a higher risk of nonpayment.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment and/or principal like the indebtedness of private issuers.

The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and it may have to sell long positions at disadvantageous times to cover its short positions.


If the Fund invests in shares of another investment company its shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.


The Fund's tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Fund, but they will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund's performance. Because tax consequences are considered in managing the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a goal of inflation protected after-tax return

- want to add a tax sensitive income investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-    are investing for aggressive long-term growth

-    are investing through a tax-deferred account such as an IRA

-    are in a low tax bracket

THE FUND'S PAST PERFORMANCE

The Fund has been operating for less than one calendar year and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1)  The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                            0.35
DISTRIBUTION (RULE 12b-1) FEES                                                                             NONE
SHAREHOLDER SERVICE FEES                                                                                   0.10
OTHER EXPENSES(1)                                                                                          0.35
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                            0.80
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                 (0.30)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                            0.50


(1) "Other Expenses" are based on estimated amounts for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                                                                1 YEAR  3 YEARS
---------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                                                        51      225

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-52.


THE FUND'S OBJECTIVE

The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRAGETY

Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments that the adviser believes have the potential to provide high after tax current income.

Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase are rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of the Fund's total Assets may be invested in securities rated B or BB.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.


The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest paying securities. As a result, they may be more volatile than other types of investments.


Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-    want to emphasize after tax return

The Fund is NOT designed for investors who:

-    are investing for aggressive long-term growth

-    are investing through a tax-deferred account such as an IRA

-    are in a low tax bracket

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 Year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2003       2.29%
2004       1.69%
2005       1.03%

BEST QUARTER 3rd quarter, 2004          2.02%
WORST QUARTER 2nd quarter, 2004        -1.63%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2005(1)



                                                                         PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                             1.03           1.84
Return After Taxes on Distributions                                             0.80           1.63
Return After Taxes on Distributions and Sale of Fund Shares                     1.51           1.76

LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             1.02           2.03

LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                               1.61           2.48


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                 NONE
SHAREHOLDER SERVICE FEES                                                                       0.10
OTHER EXPENSES(1)                                                                              0.13
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                0.48
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                     (0.08)
---------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                0.40



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.40% of its average daily net assets through 02/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                         41      146      261       596

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, and strategies, please see pages 42-52.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment goals.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and the Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

-    are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares.* The bar chart shows how the performance of the shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997          30.32%
1998          31.18%
1999          18.31%
2000          -5.57%
2001         -10.13%
2002         -23.56%
2003          25.02%
2004           9.58%
2005           1.39%

BEST QUARTER 4th quarter, 1998                              21.64%
WORST QUARTER 3rd quarter, 2002                            -16.61%


* The performance in the bar chart prior to 2001 for the period before Institutional Class Shares were launched on 9/15/00 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                                         PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                             1.39          (1.01)          6.95
Return After Taxes on Distributions                                             1.16          (1.34)          6.66
Return After Taxes on Distributions and Sales of Fund Shares                    1.21          (0.98)          5.97

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             4.91           0.54           7.63

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                               5.72          (0.39)          6.61


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance in the table for the period before the Institutional Class Shares were launched on 9/15/00 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.

(1)  The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                 NONE
SHAREHOLDER SERVICE FEES                                                                       0.10
OTHER EXPENSES(1)                                                                              0.14
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                             0.69



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.70% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                         70      221      384       859

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-    employing a long-term approach to investing;

-    attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund:


-    investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-    in selling appreciated stocks, selecting the most tax-favored share lots.


For the Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund:


- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets as follows:



FUND                                                                           %
TAX AWARE DISCIPLINED EQUITY FUND                                           0.35
TAX AWARE ENHANCED INCOME FUND                                              0.15
TAX AWARE REAL RETURN FUND                                                  0.00
TAX AWARE SHORT-INTERMEDIATE INCOME FUND                                    0.25
TAX AWARE U.S. EQUITY FUND                                                  0.45



A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended October 31.

THE PORTFOLIO MANAGERS

TAX AWARE DISCIPLINED EQUITY FUND

Robin B. Chance, Vice President of the adviser, manages the Tax Aware Disciplined Equity Fund. Ms. Chance has been at JPMIM since 1987.

TAX AWARE ENHANCED INCOME FUND AND TAX AWARE SHORT-INTERMEDIATE FUND

The portfolio management team is lead by James Ahn and Richard Taormina.
Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee since 1996, Mr. Ahn is responsible for strategy formulation and trading for short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Mr. Taormina, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

TAX AWARE REAL RETURN FUND

The portfolio management team is lead by Deepa Majmudar and Richard Taormina. Ms. Majmudar, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 2003, Ms. Majmudar is responsible for developing quantitative and risk management strategies and portfolio management. Previously, she worked as a quantitative analyst at Alliance Capital Management (& its predecessor firms) since 1999. Mr. Taormina, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by David Silberman, Managing Director of JPMIM. Mr. Silberman is a research portfolio manager in the Private Banking Group. An employee since 1989, he manages the core U.S. Large Cap equity product.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Chase Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-    Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?


Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares -- See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?


Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-    JPMorgan Funds; or

-    The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-    The Fund receives the request by 4:00 p.m. ET.

-    You have contacted your Financial Intermediary, if necessary.

All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?


Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?


If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?


Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay dividends four times a year. Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Fund generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund and Tax Aware Real Return Fund will qualify to any significant extent for designation as qualified dividend income. Properly designated dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on properly designated dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive properly designated distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN TAX AWARE FUNDS

                                                               /X/ Permitted in
                                                               / / Not permitted

INCOME INVESTMENTS


This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                                        TAX AWARE    TAX AWARE       TAX AWARE
                                                                                        ENHANCED       REAL      SHORT-INTERMEDIATE
                                                    PRINCIPAL TYPES OF RISK               INCOME    RETURN FUND        INCOME
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of    credit, interest rate, market,        /X/         /X/              /X/
payments from specific assets, such as auto or      prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of         credit, currency, liquidity,          /X/(1)      /X/(1)           /X/(1)
deposit, time deposits and bankers' acceptances of  political domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued   credit, currency, interest rate,      /X/(1)      /X/(1)           /X/(1)
by domestic and foreign banks or corporations.      liquidity, market, political
These securities are usually discounted and are
rated by S&P or Moody's or another nationally
recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt    credit, currency, interest rate,      /X/(1)      /X/(1)           /X/(1)
securities that can be converted into equity        liquidity, market, political,
securities at a future time and price.              valuation

CORPORATE BONDS Debt securities of domestic and     credit, currency, interest rate,      /X/(1)      /X/(1)           /X/(1)
foreign industrial, utility, banking and other      liquidity, market, political,
financial institutions.                             valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument  credit, environmental, extension,     /X/         /X/              /X/
which gives the lender a lien on property as        interest rate, liquidity, market,
security for the loan payment.                      natural event, political,
                                                    prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign     credit, currency, extension,          /X/(1)      /X/(1)           /X/(1)
securities (such as Federal Home Loan Banks,        interest rate, leverage, market,
Freddie Macs, Fannie Maes) which represent          political, prepayment
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and      currency, extension, interest         /X/(1),(2)  /X/(1),(2)       /X/(1),(2)
foreign mortgage-backed securities with the         rate, leverage, liquidity,
promise to purchase similar securities at a later   market, political, prepayment
date. Segregated accounts are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent a  credit, currency, extension,          /X/         /X/              /X/
share of bank debt or similar securities or         interest rate, liquidity,
obligations.                                        political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that  credit, interest rate, liquidity,     /X/         /X/              /X/
are sold directly to an institutional investor.     market, valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS     credit, interest rate, liquidity,     /X/         /X/              /X/
Securities of issuers that invest in real estate    market, natural event,
or are secured by real estate.                      prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the fund    credit                                /X/         /X/              /X/
agrees to purchase a security and resell it to the
seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby     credit, leverage                      /X/(2)      /X/(2)           /X/(2)
the fund sells a security and agrees to repurchase
it from the buyer on a particular date and at a
specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF             credit, currency, interest rate,      /X/(1)      /X/(1)           /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or              market, political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees  credit, currency, interest rate,      /X/(1)      /X/              /X/(1)
to exchange periodic payments with a counterparty.  leverage, market, political,
Segregated accounts are used to offset leverage     valuation
risk. The gross returns to be exchanged or
"swapped" between the parties are generally
calculated with respect to a "notional amount,"
i.e., the return on or increase in the value of a
particular dollar amount invested at a particular
interest rate or in a "basket" of securities or
commodities representing a particular index.

TAX EXEMPT MUNICIPAL SECURITIES Securities,         credit, interest rate, market,        /X/         /X/              /X/
generally issued as general obligation and revenue  natural event, political bonds, whose interest is exempt from federal
taxation and state and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments         interest rate                         /X/         /X/              /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT       credit, currency, interest rate,      /X/(1)      /X/(1)           /X/(1)
SECURITIES Domestic and foreign securities          liquidity, market, political,
offering non-cash or delayed-cash payment. Their    valuation
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform its           -  A Fund could outperform its benchmark   -  The adviser focuses its active
   benchmark due to its securities and        due to these same choices                  management on securities selection,
   asset allocation choices                                                              the area where it believes its
                                                                                         commitment to research can most
                                                                                         enhance returns

MARKET CONDITIONS
TAX AWARE REAL RETURN FUND

-  The Fund's share price, yield, and      -  Bonds have generally outperformed       -  Under normal circumstances the Fund
   total return will fluctuate in             money market investments over the          plans to remain fully invested in
   response to inflation and bond market      long term with less risk than stocks       bonds and other fixed income
   movements                                                                             securities; the Fund may invest
                                                                                         uninvested cash in affiliated money
-  The value of most bonds and             -  Most bonds will rise in value when         market funds
   inflation-linked investments will          interest rates fall
   fall when interest rates rise. The                                                 -  Bond Investments may include U.S. and
   longer a bond's maturity and the        -  Mortgage-backed and asset-backed           foreign corporate and government
   lower its credit quality, the more         securities and direct mortgages can        bonds, mortgage-backed and
   its value typically falls. Interest        offer attractive returns                   asset-backed securities, convertible
   payments on inflation-linked                                                          securities, participation interests
   securities(1) are unpredictable and                                                   and private placements
   will fluctuate as principal and/or
   interest is adjusted for inflation                                                 -  The Fund seeks to limit risk and to
                                                                                         enhance after tax yields through
-  Adverse market, economic, political                                                   careful management, sector
   or other conditions may from time to                                                  allocation, individual securities
   time cause the Fund to take temporary                                                 selection and duration management
   defensive positions that are
   inconsistent with its principal                                                    -  During severe market downturns, the
   investment strategies and may hinder                                                  Fund has the option of investing up
   the Fund from achieving its                                                           to 100% of its assets in high-quality
   investment objective                                                                  short-term instruments

-  Mortgage-backed and asset-backed
   securities (securities representing                                                -  The adviser monitors interest rate
   an interest in, or secured by, a pool                                                 trends, as well as geographic and
   of mortgages or other assets such as                                                  demographic information related to
   receivables) and direct mortgages                                                     mortgage-backed securities and
   could generate capital losses or                                                      mortgage prepayments
   periods of low yields if they are
   paid off substantially earlier or
   later than anticipated

-  The Fund is non-diversified, which
   means that a relatively high
   percentage of the Fund's assets may
   be invested in a limited number of
   issuers; therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer
   or a group of issuers



(1) The Fund may invest in inflation-linked securities, including TIPS. Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inclusion using the Consumer Price Index for all Urban Consumers (CPI). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE DISCIPLINED EQUITY
AND TAX AWARE U.S. EQUITY FUNDS

-  A Fund's share price and performance    -  Stocks have generally outperformed      -  Under normal circumstances the Funds
   will fluctuate in response to stock        more stable investments (such as           plan to remain fully invested in
   market movements                           bonds and cash equivalents) over           accordance with its policies. Equity
                                              the long term                              investments may include common
-  Adverse market economic, political or                                                 stocks, convertible securities,
   other conditions may from time to                                                     preferred stocks, depositary receipts
   time cause a Fund to take temporary                                                   (such as ADRs and EDRs) trust or
   defensive positions that are                                                          partnership interests, warrants,
   inconsistent with its principal                                                       rights and investment company
   investment strategies and may hinder                                                  securities. The Fund may invest
   the Fund from achieving its                                                           uninvested cash in affiliated money
   investment objective                                                                  market funds

                                                                                      -  The Funds seek to limit risk through
                                                                                         active management and diversification

                                                                                      -  During severe market downturns, the
                                                                                         Funds have the option of investing up
                                                                                         to 100% of its assets in high
                                                                                         quality short-term instruments

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME AND
TAX AWARE SHORT-INTERMEDIATE FUNDS

-  A Fund's share price, yield and total   -  Bonds have generally outperformed       -  Under normal circumstances each Fund
   return will fluctuate in response to       money market investments over the          plans to remain fully invested in
   bond market movements                      long term, with less risk than stocks      bonds and other fixed income -
                                                                                         securities. The Fund may invest
-  The value of most bonds will fall       -  Most bonds will rise in value when         uninvested cash in affiliated money
   when interest rates rise; the longer       interest rates fall                        market funds
   a bond's maturity and the lower its
   credit quality, the more its value      -  Mortgage-backed and asset-backed        -  Bond investments may include U.S. and
   typically falls                            securities can offer attractive            foreign corporate and government
                                              returns                                    bonds, mortgage-backed and
-  Adverse market economic, political or                                                 asset-backed securities, convertible
   other conditions may from time to                                                     securities, participation interests
   time cause a Fund to take temporary                                                   and private placements
   defensive positions that are
   inconsistent with its principal                                                    -  A Fund seeks to limit risk and
   investment strategies and may hinder                                                  enhance after tax yields through
   a Fund from achieving its investment                                                  careful management, sector
   objective                                                                             allocation, individual securities
                                                                                         selection and duration management
-  Mortgage-backed and asset-backed
   securities (securities representing                                                -  During severe market downturns, a
   an interest in, or secured by, a pool                                                 Fund has the option of investing up
   of mortgages or other assets such as                                                  to 100% of assets in high quality
   receivables) could generate capital                                                   short-term instruments
   losses or periods of low yields if
   they are paid off substantially                                                    -  The adviser monitors interest rate
   earlier or later than anticipated                                                     trends, as well as geographic and
                                                                                         demographic information related to
                                                                                         mortgage-backed securities and
                                                                                         mortgage prepayments

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements        -  Favorable exchange rate movements       -  The Funds actively manage the
   could reduce gains or create losses        could generate gains or reduce losses      currency exposure of its foreign
                                                                                         investments and may hedge a portion
-  Currency risks tend to be higher in                                                   of its foreign currency exposure into
   emerging markets                                                                      the U.S. dollar or other currencies
                                                                                         which the adviser deems more
                                                                                         attractive (see also "Derivatives")

SECURITIES LENDING

-  When a Fund lends a security, there     -  A Fund may enhance income through the   -  The adviser maintains a list of
   is a risk that the loaned securities       investment of the collateral received      approved borrowers
   may not be returned if the borrower        from the borrower
   or the lending agent defaults                                                      -  A Fund receives collateral equal to
                                                                                         at least 100% of the current value of
-  The collateral will be subject to the                                                 securities loaned plus accrued
   risks of the securities in which it                                                   interest
   is invested
                                                                                      -  The lending agents indemnify a Fund
                                                                                         against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES*

-  Derivatives such as futures, options,   -  Hedges that correlate well with         -  The Funds use derivatives, such as
   swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps, and forward
   contracts(1) that are used for             eliminate losses at low cost               foreign currency contracts, for
   hedging the portfolio or specific                                                     hedging and tax and risk management
   securities may not fully offset the     -  A Fund could make money and protect        purposes (i.e., to adjust duration or
   underlying positions and this could        against losses if the investment           yield curve exposure or to establish
   result in losses to a Fund that would      analysis proves correct                    or adjust exposure to particular
   not have otherwise occurred                                                           securities, markets or currencies);
                                           -  Derivatives that involve leverage          risk management may include
-  The Funds may have difficulty exiting      could generate substantial gains at        management of a Fund's exposure
   a derivatives position.                    low cost                                   relative to its benchmark

-  Derivatives used for risk management                                               -  The Funds only establish hedges that
   may not have the intended effects and                                                 they expect will be highly correlated
   may result in losses or missed                                                        with underlying positions
   opportunities
                                                                                      -  While the Funds may use derivatives
-  The counterparty to a derivatives                                                     that incidentally involve leverage,
   contract could default                                                                they do not use them for the specific
                                                                                         purpose of leveraging their
-  Derivatives that involve leverage                                                     portfolios
   could magnify losses

-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses



* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT SELLING -
TAX AWARE REAL RETURN FUND

-  Short sales may not have the intended   -  The Fund could make money and protect   -  The Fund sets aside liquid assets in
   effects and may result in losses           against losses if management's             segregated or broker accounts to
                                              analysis proves correct                    cover short positions and offset a
-  The Fund may not be able to close out                                                 portion of the leverage risk
   a short position at a particular time   -  Short selling may allow the Fund to
   or at an acceptable price                  generate positive returns in            -  The Fund makes short sales through
                                              declining markets                          brokers that the adviser has
-  The Fund may not be able to borrow                                                    determined to be highly creditworthy
   certain securities to sell short,
   resulting in missed opportunities

-  Segregated accounts with respect to
   short sales may limit the Fund's
   investment flexibility

-  Short sales involve leverage risk,
   credit exposure to the brokers that
   execute the short sale and retain the
   proceeds, have no cap on maximum
   losses and gains are limited to the
   price of the stock at the time of the
   short sale

-  If the SEC staff changes its current
   policy of permitting brokers
   executing the Fund's short sales to
   hold proceeds of such short sales,
   the cost of such transactions would
   increase significantly and the Fund
   may be required to cease operations
   or change its investment objective

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing    -  These holdings may offer more           -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth      its net assets in illiquid holdings
                                              than comparable widely traded
-  A Fund could be unable to sell these       securities                              -  To maintain adequate liquidity, each
   holdings at the time or price it                                                      Fund may hold high quality short-term
   desires                                                                               instruments and may borrow (including
                                                                                         repurchase agreements and reverse
                                                                                         repurchase agreements) from banks up
                                                                                         to 33 1/3% of the value of its total
                                                                                         assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before      -  A Fund can take advantage of            -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise a         -  A Fund could realize gains in a short   -  The Funds will generally avoid
   Fund's brokerage and related cost          period of time                             short-term trading, except to take
                                                                                         advantage of attractive or unexpected
-  Increased short-term capital gains      -  A Fund could protect against losses        opportunities or to meet demands
   distributions could raise                  if a stock is overvalued and its           generated by shareholder activity
   shareholders' income tax liability         value later falls

CREDIT QUALITY - TAX AWARE ENHANCED
INCOME, TAX AWARE REAL RETURN
AND TAX AWARE SHORT-INTERMEDIATE
FUNDS

-  The default of an issuer would leave    -  Investment-grade bonds have a lower     -  The Funds maintain their own policies
   the Funds with unpaid interest or          risk of default                            for balancing credit quality against
   principal                                                                             potential yields and gains in light
                                           -  Junk bonds offer higher yields and         of its investment goals
-  Junk bonds (those rated BB, Ba or          higher potential gains
   lower) have a higher risk of default,                                              -  The adviser develops its own ratings
   tend to be less liquid and may be                                                     of unrated securities and makes a
   more difficult to value                                                               credit quality determination for
                                                                                         unrated securities

FOREIGN INVESTMENTS - TAX AWARE
DISCIPLINED EQUITY AND TAX AWARE
U.S. EQUITY FUNDS

-  A Fund could lose money because of      -  Foreign investments, which represent    -  Each Fund anticipates that its total
   foreign government actions, political      a major portion of the world's             foreign investments will not exceed
   instability or lack of adequate and        securities, offer attractive               20% of assets
   accurate information                       potential performance and
                                              opportunities for diversification       -  Each Fund actively manages the
-  Currency exchange rate movements                                                      currency exposure of its foreign
   could reduce gains or create losses     -  Favorable exchange rate movements          investments relative to its
                                              could generate gains or reduce losses      benchmark, and may hedge back into
                                                                                         the U.S. dollar from time to time
                                                                                         (see also "Derivatives")

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
TAX AWARE ENHANCED INCOME,
TAX AWARE REAL RETURN AND TAX
AWARE SHORT-INTERMEDIATE FUNDS

FOREIGN INVESTMENTS (CONTINUED)

-  A Fund could lose money because of      -  Foreign bonds, which represent a        -  Foreign bonds may be a significant
   foreign government actions, political      major portion of the world's fixed         investment (25% of assets) for the
   instability or lack of adequate and        income securities, offer attractive        Fund
   accurate information                       potential performance and
                                              opportunities for diversification       -  To the extent that the Funds invest
-  Currency exchange rate movements                                                      in foreign bonds, they will hedge
   could reduce gains or create losses     -  Favorable exchange rate movements          their currency exposure into the U.S.
                                              could generate gains or reduce losses      dollar (see also "Derivatives");
-  Currency and investment risks tend to                                                 these currency management techniques
   be higher in emerging markets; these                                                  may not be available for certain
   markets also present higher liquidity                                                 emerging markets investments
   and valuation risks

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
   CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc. and One Group Administrative Services, Inc.) (JPMDS) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES


                                                              PER SHARE OPERATING PERFORMANCE:
                              -------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                          ----------------------------------------   ------------------------------------------
                                                                 NET
                               NET ASSET         NET     REALIZED AND
                                  VALUE,  INVESTMENT       UNREALIZED   TOTAL FROM          NET
                               BEGINNING      INCOME   GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED           TOTAL
                               OF PERIOD      (LOSS)   ON INVESTMENTS   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/05           $    15.30        0.24             0.85         1.09        (0.23)             --           (0.23)
Year Ended 10/31/04           $    14.02        0.16             1.29         1.45        (0.17)             --           (0.17)
Year Ended 10/31/03           $    11.74        0.15             2.28         2.43        (0.15)             --           (0.15)
Year Ended 10/31/02           $    14.36        0.14            (2.57)       (2.43)       (0.19)             --           (0.19)
Year Ended 10/31/01           $    18.87        0.14            (4.57)       (4.43)       (0.08)             --           (0.08)

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05           $     9.98        0.23            (0.01)        0.22        (0.25)             --           (0.25)
Year Ended 10/31/04           $    10.05        0.15            (0.06)        0.09        (0.16)             --           (0.16)
Year Ended 10/31/03           $    10.07        0.19            (0.02)        0.17        (0.19)             --           (0.19)
Year Ended 10/31/02           $    10.10        0.22            (0.01)        0.21        (0.23)          (0.01)          (0.24)
Year Ended 10/31/01^^         $     9.95        0.39             0.15         0.54        (0.39)             --           (0.39)

TAX AWARE REAL RETURN FUND
8/31/05(a) To 10/31/05        $    10.00        0.05^           (0.05)          --        (0.05)             --           (0.05)

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/05           $    10.00        0.30            (0.25)        0.05        (0.30)             --           (0.30)
Year Ended 10/31/04           $    10.05        0.26            (0.06)        0.20        (0.25)             --           (0.25)
12/20/02* Through 10/31/03    $    10.00        0.20^            0.04         0.24        (0.19)             --           (0.19)


  *  Commencement of offering of class of shares.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
  ^  Calculated based on average shares outstanding.

(a)  Commencement of operations

                             PER SHARE OPERATING PERFORMANCE:                        RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------  ---------------------------------------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                           ------------------------------------------
                                                               NET ASSETS,                  NET              EXPENSES
                               NET ASSET                            END OF           INVESTMENT      WITHOUT WAIVERS,     PORTFOLIO
                              VALUE, END              TOTAL         PERIOD      NET      INCOME        REIMBURSEMENTS      TURNOVER
                               OF PERIOD         RETURN (b)    (THOUSANDS) EXPENSES      (LOSS)  AND EARNINGS CREDITS      RATE (b)
TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/05           $    16.16               7.11%   $   376,879     0.55%       1.47%                 0.64%           24%
Year Ended 10/31/04           $    15.30              10.40%   $   201,520     0.55%       1.14%                 0.69%           31%
Year Ended 10/31/03           $    14.02              20.91%   $   181,000     0.55%       1.21%                 0.71%           46%
Year Ended 10/31/02           $    11.74             (17.13%)  $   194,000     0.55%       0.93%                 0.70%           60%
Year Ended 10/31/01           $    14.36             (23.55%)  $   313,000     0.55%       0.77%                 0.60%           44%

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05           $     9.95               2.18%   $    87,828     0.25%       2.19%                 0.56%           75%
Year Ended 10/31/04           $     9.98               0.88%   $   744,157     0.25%       1.55%                 0.53%           95%
Year Ended 10/31/03           $    10.05               1.73%   $ 2,068,000     0.25%       1.88%                 0.53%          241%
Year Ended 10/31/02           $    10.07               2.01%   $ 1,671,000     0.25%       2.20%                 0.54%          186%
Year Ended 10/31/01^^         $    10.10               5.63%   $   951,000     0.25%       3.80%                 0.50%          142%

TAX AWARE REAL RETURN FUND
8/31/05(a) To 10/31/05        $     9.95              (0.04%)  $     3,010     0.50%       2.85%                10.42%(c)        12%

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/05           $     9.75               0.48%   $   187,056     0.40%       2.92%                 0.51%          118%
Year Ended 10/31/04           $    10.00               2.02%   $   349,338     0.40%       2.49%                 0.55%          185%
12/20/02* Through 10/31/03    $    10.05               2.41%   $   336,000     0.35%       2.34%                 0.57%          274%


(b)  Not annualized for periods less than one year.

  #  Annualized for periods less than one year.
(c) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

INSTITUTIONAL CLASS SHARES


                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                          ----------------------------------------   -----------------------------------------
                                                                 NET
                                                         REALIZED AND
                               NET ASSET         NET       UNREALIZED
                                  VALUE,  INVESTMENT            GAINS   TOTAL FROM          NET             NET
                               BEGINNING      INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT        REALIZED          TOTAL
                               OF PERIOD      (LOSS)      INVESTMENTS   OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
TAX AWARE U.S EQUITY FUND
Year Ended 10/31/05           $    11.42        0.18             0.34         0.52        (0.23)             --          (0.23)
Year Ended 10/31/04           $    10.57        0.11^            0.89         1.00        (0.15)             --          (0.15)
Year Ended 10/31/03           $     9.17        0.11^            1.42         1.53        (0.13)             --          (0.13)
Year Ended 10/31/02           $    11.15        0.12            (1.94)       (1.82)       (0.16)             --          (0.16)
Year Ended 10/31/01           $    14.73        0.08^           (3.55)       (3.47)       (0.11)             --          (0.11)



^    Calculated based on average shares outstanding.

                            PER SHARE OPERATING PERFORMANCE:                        RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------  ----------------------------------------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                           --------------------------------------------
                                                              NET ASSETS,                    NET               EXPENSES
                               NET ASSET                           END OF             INVESTMENT       WITHOUT WAIVERS,   PORTFOLIO
                              VALUE, END             TOTAL         PERIOD       NET       INCOME         REIMBURSEMENTS    TURNOVER
                               OF PERIOD        RETURN (b)    (THOUSANDS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS    RATE (b)
TAX AWARE U.S EQUITY FUND
Year Ended 10/31/05           $    11.71              4.50%   $   133,590      0.70%        1.37%                  0.71%         46%
Year Ended 10/31/04           $    11.42              9.50%   $   120,379      0.70%        0.97%                  0.76%         59%
Year Ended 10/31/03           $    10.57             16.89%   $   105,000      0.70%        1.09%                  0.79%         13%
Year Ended 10/31/02           $     9.17            (16.50%)  $    41,000      0.70%        0.92%                  0.84%         27%
Year Ended 10/31/01           $    11.15            (23.67%)  $    12,000      0.70%        0.69%                  0.93%         22%



(b)  Not annualized for periods less than one year.
  #  Annualized for periods less than one year.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No.: 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-TAI-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN
TAX AWARE
FUNDS
SELECT CLASS SHARES


JPMORGAN TAX AWARE CORE EQUITY FUND
JPMORGAN TAX AWARE DIVERSIFIED EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Tax Aware Core Equity Fund                                            1
JPMorgan Tax Aware Diversified Equity Fund                                     7
Tax Aware Investing                                                           13
The Funds' Management and Administration                                      14
    Additional Compensation to Financial Intermediaries                       15
How to Do Business with the Funds                                             16
    Purchasing Fund Shares                                                    16
    Networking and Sub-Transfer Agency Fees                                   19
    Exchanging Fund Shares                                                    20
    Redeeming Fund Shares                                                     20
Shareholder Information                                                       23
    Distributions and Taxes                                                   23
    Shareholder Statements and Reports                                        23
    Availability of Proxy Voting Record                                       24
    Portfolio Holdings Disclosure                                             24
Risk and Reward Elements                                                      25
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            29
How To Reach Us                                                       BACK COVER

JPMORGAN TAX AWARE CORE EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 25-28.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goals.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuations, the Fund's adviser often considers a number of other criteria:


-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

                                                     PROSPECTUS FEBRUARY 28 2006

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and they could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund's tax aware strategies may reduce your taxable income, but they will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PERFORMANCE


The Fund commenced operations on February 3, 2006. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


(1)  The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.45
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.15
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.85
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   0.00
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.85


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                                1 YEAR   3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                                                       87       271
(WITH OR WITHOUT REDEMPTION)

JPMORGAN TAX AWARE DIVERSIFIED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 25-28.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return through capital appreciation and growth of income from a portfolio of selected equity securities of large and medium U.S. companies.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.


The Fund may invest in zero-coupon securities.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interestpaying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and they could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PERFORMANCE


The Fund commenced operations on February 3, 2006. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


(1)  The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses for Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.35
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.16
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.06)
--------------------------------------------------------------------------------
NET EXPENSES(2),(3)                                                         0.70


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.70% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


(3) JPMIM and the Administrator are currently voluntarily waiving fees and/or reimbursing expenses to limit total fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) to 0.55% of the average daily net assets of the Select Class Shares. This additional waiver is voluntary and may be discontinued at any time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                                1 YEAR   3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                                                       72       233
(WITH OR WITHOUT REDEMPTION)

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;


-  attempting to minimize net realized short-term capital gains;

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales;

-  investing primarily in lower-yielding growth stocks;


- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS

TAX AWARE CORE EQUITY FUND


The Fund is managed by David Silberman, Managing Director of JPMIM. Mr. Silberman is a research portfolio manager in the Private Banking Group. An employee since 1989, he manages core U.S. large cap equity strategies.


TAX AWARE DIVERSIFIED EQUITY FUND

The Fund is managed by Robin B. Chance, Vice President of the adviser. Ms. Chance has been at JPMIM since 1987.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR


JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES


WHO CAN BUY SHARES?

Effective February 28, 2006, only qualified fund investors may purchase shares. Qualified fund investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank or its affiliates ("Financial Intermediary").

WHEN CAN I BUY SHARES?


Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share next calculated after the account is closed. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.


Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to your Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If a Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


ADDITIONAL INFORMATION REGARDING REDEMPTIONS


Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which they compute their NAV. This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Tax Aware Core Equity Fund and Tax Aware Diversified Equity Fund typically pay dividends quarterly. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive properly designated distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural
resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and it will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its           - A Fund could outperform its benchmark   - The adviser focuses its active
  benchmark due to its securities and       due to these same choices                 management on securities selection,
  asset allocation choices                                                            the area where it believes its
                                                                                      commitment to research can most
                                                                                      enhance returns

MARKET CONDITIONS

- A Fund's share price and performance    - Stocks have generally outperformed      - Under normal circumstances the Funds
  will fluctuate in response to stock       more stable investments (such as bonds    plan to remain fully invested, in
  market movements                          and cash equivalents) over the long       accordance with their policies. Equity
                                            term                                      investments may include common stocks,
- Adverse market, economic, political or                                              convertible securities, preferred
  other conditions may from time to time                                              stocks, depositary receipts (such as
  cause the Funds to take temporary                                                   ADRs and EDRs), trust or partnership
  defensive positions that are                                                        interests, warrant rights and
  inconsistent with their principal                                                   investment company securities. The
  investment strategies and may hinder                                                Funds may invest uninvested cash in
  the Funds from achieving their                                                      affiliated money market funds
  investment objectives
                                                                                    - The Funds seek to limit risk through
                                                                                      active management and diversification

                                                                                    - During severe market downturns, the
                                                                                      Funds have the option of investing up
                                                                                      to 100% of their assets in
                                                                                      investment-grade short-term securities

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Funds actively manage the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments
                                                                                      and may hedge a portion of their
- Currency risks tend to be higher in                                                 foreign currency exposure into the
  emerging markets                                                                    U.S. dollar or other currencies which
                                                                                      the adviser deems more attractive (see
                                                                                      also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security, there is  - A Fund may enhance income through the   - The adviser maintains a list of
  a risk that the loaned securities may     investment of the collateral received     approved borrowers
  not be returned if the borrower or the    from the borrower
  lending agent defaults                                                            - A Fund receives collateral equal to at
                                                                                      least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify a Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period

FOREIGN INVESTMENTS

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Funds anticipate that their
  reduce gains or create losses             could generate gains or reduce losses     respective total foreign investments
                                                                                      will not exceed 20% of total assets
- The Funds could lose money because of   - Foreign investments, which represent a
  foreign government actions, political     major portion of the world's            - Each Fund actively manages the
  instability, or lack of adequate and      securities, offer attractive potential    currency exposure of its foreign
  accurate information                      performance and opportunities for         investments relative to its benchmark
                                            diversification                           and may hedge back into the U.S.
                                                                                      dollar from time to time (see also
                                                                                      "Derivatives")

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES*

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Funds use derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps, and forward
  contracts(1) that are used for hedging    eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities                                                hedging and tax and risk management
  may not fully offset the underlying     - A Fund could make money and protect       purposes (i.e., to establish or adjust
  positions and this could result in        against losses if the investment          exposure to particular securities,
  losses to a Fund that would not have      analysis proves correct                   markets or currencies)
  otherwise occurred
                                          - Derivatives that involve leverage       - The Funds only establish hedges that
- The Funds may have difficulty existing    could generate substantial gains at       they expect will be highly correlated
  a derivatives position.                   low cost                                  with underlying positions

- Derivatives used for risk management                                              - While the Funds may use derivatives
  may not have the intended effects and                                               that incidentally involve leverage,
  may result in losses or missed                                                      they do not use them for the specific
  opportunities                                                                       purpose of leveraging their portfolios

- The counterparty to a derivatives
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


* The Trust is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because it has claimed an exclusion from the definition.
(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing    - These holdings may offer more           - No Fund may invest more than 15% of
  these holdings precisely                  attractive yields or potential growth     its net assets in illiquid holdings
                                            than comparable widely traded
- A Fund could be unable to sell these      securities                              - To maintain adequate liquidity, each
  holdings at the time or price it                                                    Fund may hold investment-grade
  desires                                                                             short-term instruments and may borrow
                                                                                      (including reverse repurchase
                                                                                      agreements and repurchase agreements)
                                                                                      from banks up to 33 1/3% of the value
                                                                                      of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before      - A Fund can take advantage of            - Each Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a Fund's  - A Fund could realize gains in a short   - The Funds will generally avoid
  brokerage and related costs               period of time                            short-term trading except to take
                                                                                      advantage of attractive or unexpected
- Increased short-term capital gains      - A Fund could protect against losses if    opportunities or to meet demands
  distributions could raise                 a stock is overvalued and its value       generated by shareholder activity
  shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (JPMFM) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No.: 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006

PR-TASCTF-206


[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS FEBRUARY 28, 2006



JPMORGAN
TAX AWARE
FUNDS
SELECT CLASS SHARES
DISTRIBUTED THROUGH JPMORGAN DISTRIBUTION SERVICES, INC.


JPMORGAN TAX AWARE ENHANCED INCOME FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Tax Aware Enhanced Income Fund                                   1

Tax Aware Investing                                                       7

The Fund's Management and Administration                                  8

    Additional Compensation to Financial Intermediaries                   9

How to Do Business with the Fund                                         10

    Purchasing Fund Shares                                               10

    Networking and Sub-Transfer Agency Fees                              13

    Redeeming Fund Shares                                                13

Shareholder Information                                                  15

    Distributions and Taxes                                              15

    Shareholder Statements and Reports                                   16

    Availability of Proxy Voting Record                                  16

    Portfolio Holdings Disclosure                                        16

Income Investments                                                       18

Risk and Reward Elements                                                 20

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affilliates                      24

Financial Highlights                                                     26

How To Reach Us                                                  BACK COVER

JPMORGAN
  TAX AWARE ENHANCED
  INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 16-21.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest in zero-coupon securities. The Fund may also invest in repurchase agreements and forward commitments.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed

                                                     PROSPECTUS FEBRUARY 28 2006


securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2000            4.91%
2001            4.41%
2002            1.91%
2003            1.17%
2004            0.67%
2005            2.24%

BEST QUARTER 4th quarter, 2000          1.67%
WORST QUARTER 2nd quarter, 2004        -0.17%


* The performance in the bar chart for the period before Select Class Shares were launched on 5/6/99 are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                                  PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                      2.24           2.07           2.59
Return After Taxes on Distributions                                      1.98           1.84           2.34
Return After Taxes on Distributions and Sale of Fund Shares              2.05           1.85           2.35

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      3.07           2.34           3.18


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance in the table for the period before Select Class Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund commenced operations on 4/16/99.


^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                           NONE
SHAREHOLDER SERVICE FEES                                 0.25
OTHER EXPENSES(1)                                        0.18

TOTAL ANNUAL OPERATING EXPENSES                          0.68
FEE WAIVERS AND EXPENSE

REIMBURSEMENTS(2)                                       (0.18)
NET EXPENSES(2)                                          0.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           51        199        361         830

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). The Fund seeks to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for the Fund are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains;

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales; and

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield the Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


Tax Aware Enhanced Income Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/05, the adviser was paid 0.15% in management fees (net of waivers), as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS


The portfolio management team is lead by James Ahn and Richard Taormina. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee since 1996, Mr. Ahn is responsible for strategy formulation and trading for short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Mr. Taormina, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.


THE FUND'S ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and noninvestor funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT


The Trust on behalf of the Fund has entered into a shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with certain Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR


JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

WHO CAN BUY SHARES?


Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares -- See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

-  JPMorgan Funds.

-  JPMorgan Chase and its subsidiaries and affiliates.

See "How do I open an account?"

- For further information on investment minimums or eligibility, please call 1-800-480-4111.


WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. You may be required to purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, speak to your Financial Intermediary.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected.

Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

If you have any questions, contact your Financial Intermediary.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption orders accepted by a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may send a written redemption request to your Financial Intermediary.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from this Fund will qualify to any significant extent for designation as qualified dividend income.

Properly designated dividends of tax-exempt interest income paid by the Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on properly designated dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive properly designated distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully.The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After the Fund's fiscal half year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX AWARE FUNDS

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not permitted


                                                                                                         TAX AWARE
                                                                                                          ENHANCED
                                                                       PRINCIPAL TYPES OF RISK           INCOME FUND
ASSET-BACKED SECURITIES Interests in a stream of payments from         credit, interest rate, market,
specific assets, such as auto or credit card receivables.              prepayment

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits     credit, currency, liquidity,         /X/(1)
and bankers' acceptances of domestic and foreign issuers.              political

COMMERCIAL PAPER Unsecured short-term debt issued by domestic and      credit, currency, interest           /X/(1)
foreign banks or corporations. These securities are usually            rate, liquidity, market,
discounted and are rated by S&P, Moody's or another nationally         political
recognized ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that       credit, currency, interest           /X/(1)
can be converted into equity securities at a future time and price.    rate, liquidity, market,
                                                                       political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial,    credit, currency, interest           /X/(1)
utility, banking and other financial institutions.                     rate, liquidity, market,
                                                                       political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the     credit, environmental,
lender a lien on property as security for the loan payment.            extension, interest rate,
                                                                       liquidity, market, natural
                                                                       event, political, prepayment,
                                                                       valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as    credit, currency, extension,         /X/(1)
Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent    interest rate, leverage,
interests in pools of mortgages, whereby the principal and interest    market, political,prepayment
paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign                 credit, currency, extension,         /X/(1),(2)
mortgage-backed securities with the promise to purchase similar        interest rate, leverage,
securities at a later date. Segregated liquid assets are used to       liquidity, market, political,
offset leverage risk.                                                  prepayment

PARTICIPATION INTERESTS Interests that represent a share of bank       credit, currency, extension,
debt or similar securities or obligations.                             interest rate, liquidity,
                                                                       political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold            credit, interest rate,
directly to an institutional investor.                                 liquidity, market, valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of          credit, interest rate,
issuers that invest in real estate or are secured by real estate.      liquidity, market, natural
                                                                       event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase    credit
a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a       credit, leverage                     /X/(2)
security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS    credit, currency, interest           /X/(1)
Dollar- or non-dollar-denominated securities issued by foreign         rate, market, political
governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange         credit, currency, interest           /X/(1)
periodic payments with a counterparty. Segregated liquid assets are    rate, leverage, market,
used to offset leverage risk. The gross returns to be exchanged or     political, valuation
"swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in the value of a particular dollar amount invested at a particular interest rate or in a "basket" or securities or commodities
representing a particular index.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as        credit, interest rate, market,
general obligation and revenue bonds, whose interest is exempt from    natural event, political
federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes     interest rate
and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic     credit, currency, interest           /X/(1)
and foreign securities offering non-cash or delayed-cash payment.      rate, liquidity, market,
Their prices are typically more volatile than those of some other      political, valuation
debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN
  TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- The Fund could underperform its      - The Fund could outperform its           - The adviser focuses its active management on
  benchmark due to its securities        benchmark due to these same choices       securities selection, the area where it
  and asset allocation choices                                                     believes its commitment to research can most
                                                                                   enhance returns

MARKET CONDITIONS

- The Fund's share price, yield,       - Bonds have generally outperformed       - Under normal circumstances the Fund plans to
  and total return will fluctuate        money market investments over the         remain fully invested in bonds and other fixed
  in response to bond market             long term, with less risk than            income securities. The Fund may invest
  movements                              stocks                                    uninvested cash in affiliated money market
                                                                                   funds
- The value of most bonds will fall    - Most bonds will rise in value when
  when interest rates rise; the          interest rates fall                     - The Fund seeks to limit risk and enhance after
  longer a bond maturity and the lower                                             tax yields through careful management, sector
  its credit quality, the more its     - Mortgage-backed and asset-backed          allocation, individual securities selection,
  value typically falls                  securities can offer attractive           and duration management
                                         returns
- Adverse market economic,                                                       - During severe market downturns, the Fund has
  political or other conditions may                                                the option of investing up to 100% of its
  from time to time cause the Fund                                                 assets in high quality short-term instruments
  to take temporary defensive
  positions that are inconsistent                                                - The adviser monitors interest rate trends, as
  with its principal investment                                                    well as geographic and demographic information
  strategies and may hinder the                                                    related to mortgage-backed securities and
  Fund from achieving its                                                          mortgage prepayments
  investment objective

- Mortgage-backed and asset-backed
  securities (securities
  representing an interest in, or
  secured by, a pool of mortgages
  or other assets such as
  receivables) could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later
  than anticipated

                                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements     - Favorable exchange rate movements       - The Fund actively manages the currency exposure
  could reduce gains or create           could generate gains or reduce            of its foreign investments and may hedge a
  losses                                 losses                                    portion of its foreign currency exposure into
                                                                                   the U.S. dollar or other currencies which the
- Currency risks tend to be higher                                                 adviser deems more attractive (see also
  in emerging markets                                                              "Derivatives")

SECURITIES LENDING

- When the Fund lends a security,      - The Fund may enhance income through     - The adviser maintains a list of approved
  there is a risk that the loaned        the investment of the collateral          borrowers
  securities may not be returned if      received from the borrower
  the borrower or the lending agent                                              - The Fund receives collateral equal to at least
  defaults                                                                         100% of the current value of securities loaned
                                                                                   plus accrued interest
- The collateral will be subject to
  the risks of the securities in                                                 - The lending agents indemnify the Fund against
  which it is invested                                                             borrower default

                                                                                 - The adviser's collateral investment guidelines
                                                                                   limit the quality and duration of collateral
                                                                                   investment to minimize losses

                                                                                 - Upon recall, the borrower must return the
                                                                                   securities loaned within the normal settlement
                                                                                   period

CREDIT QUALITY

- The default of an issuer would       - Investment-grade bonds have a lower     - The Fund maintains its own policies for
  leave the Fund with unpaid             risk of default                           balancing credit quality against potential
  interest or principal                                                            yields and gains in light of its investment
                                                                                   goals

                                                                                 - The adviser develops its own ratings of unrated
                                                                                   securities and makes a credit quality
                                                                                   determination for unrated securities

                                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money because    - Foreign bonds, which represent a        - Foreign bonds may be a significant investment
  of foreign government actions,         major portion of the world's fixed        (up to 25% of total assets) for the Fund
  political instability, or lack of      income securities, offer attractive
  adequate and accurate information      potential performance and               - To the extent that the Fund invests in foreign
                                         opportunities for diversification         bonds, it will hedge its currency exposure into
- Currency exchange rate movements                                                 the U.S. dollar (see also "Derivatives")
  could reduce gains or create         - Favorable exchange rate movements
  losses                                 could generate gains or reduce
                                         losses

DERIVATIVES*

- Derivatives such as futures,         - Hedges that correlate well with         - The Fund uses derivatives, such as futures,
  options, swaps and forward             underlying positions can reduce or        options, swaps, and forward foreign currency
  foreign currency contracts(1)          eliminate losses at low cost              contracts, for hedging and tax and risk
  that are used for hedging the                                                    management purposes (i.e., to establish or
  portfolio or specific securities     - The Fund could make money and             adjust exposure to particular securities,
  may not fully offset the               protect against losses if the             markets or currencies); risk management may
  underlying positions and this          investment analysis proves correct        include management of a Fund's exposure to its
  could result in losses to the                                                    benchmark
  Fund that would not have             - Derivatives that involve leverage
  otherwise occurred                     could generate substantial gains at     - The Fund only establishes hedges that they
                                         low cost                                  expect will be highly correlated with
- The Fund may have difficulty                                                     underlying positions
  exiting a derivatives position
                                                                                 - While the Fund may use derivatives that
- Derivatives used for risk                                                        incidentally involve leverage, it does not use
  management may not have the                                                      them for the specific purpose of leveraging its
  intended effects and may result                                                  portfolios
  in losses or missed opportunities

- The counterparty to a derivatives
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives
  involve costs to the Fund which
  can reduce returns

- Deritivatives used for
  non-hedging purposes could cause
  losses that exceed the original
  investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the assets and
  defer recognition of certain of
  the Fund's losses

                                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- The Fund could have difficulty       - These holdings may offer more           - The Fund may not invest more than 15% of its
  valuing these holdings precisely       attractive yields or potential            net assets in illiquid holdings
                                         growth than comparable widely traded
- The Fund could be unable to sell       securities                              - To maintain adequate liquidity, the Fund may
  these holdings at the time or                                                    hold investment-grade short-term instruments
  price it desires                                                                 and may borrow (including repurchase agreements
                                                                                   and reverse repurchase agreements) from banks
                                                                                   up to 33 1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities        - The Fund can take advantage of          - The Fund segregates liquid assets to offset
  before issue or for delayed            attractive transaction opportunities      leverage risk
  delivery, it could be exposed to
  leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise the    - The Fund could realize gains in a       - The Fund will generally avoid brokerage and
  related costs                          short period of time                      short-term trading, except to take advantage of
                                                                                   attractive or unexpected opportunities or to
- Increased short-term capital         - The Fund could protect against            meet demands generated by shareholder activity
  gains distributions could raise        losses if a stock is overvalued and
  shareholders' income tax               its value later falls
  liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to this Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g.,
BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                        PER SHARE OPERATING PERFORMANCE
                        -----------------------------------------------------------------------------------------------
                                   INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                   -----------------------------------  -----------------------------------------------
                                                       NET
                                              REALIZED AND
                        NET ASSET         NET   UNREALIZED
                           VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET
                        BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED      RETURN          TOTAL
                        OF PERIOD      (LOSS)  INVESTMENTS  OPERATIONS      INCOME     GAINS  OF CAPITAL  DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05     $    9.99        0.22        (0.03)       0.19       (0.22)       --          --          (0.22)
Year Ended 10/31/04     $   10.06        0.13        (0.07)       0.06       (0.13)       --          --          (0.13)
Year Ended 10/31/03     $   10.08        0.17        (0.02)       0.15       (0.17)       --          --          (0.17)
Year Ended 10/31/02     $   10.11        0.20        (0.02)       0.18       (0.20)    (0.01)         --          (0.21)
Year Ended 10/31/01^^   $    9.95        0.36         0.16        0.52       (0.36)       --          --          (0.36)


^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).

                         PER SHARE OPERATING PERFORMANCE                                RATIOS/SUPPLEMENTAL DATA:
                         -------------------------------  ----------------------------------------------------------------------
                                                                                 RATIOS TO AVERATE NET ASSETS:
                                                                        --------------------------------------------
                                                          NET ASSETS,                     NET               EXPENSES
                               NET ASSET                       END OF              INVESTMENT        WITHOUT WAIVERS   PORTFOLIO
                              VALUE, END    TOTAL              PERIOD        NET       INCOME         REIMBURSEMENTS    TURNOVER
                               OF PERIOD   RETURN         (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS        RATE
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/05           $     9.96     1.92%        $   104,716       0.50%        2.08%                  0.71%         75%
Year Ended 10/31/04           $     9.99     0.63%        $   362,177       0.50%        1.30%                  0.68%         95%
Year Ended 10/31/03           $    10.06     1.48%        $   444,000       0.50%        1.61%                  0.69%        241%
Year Ended 10/31/02           $    10.08     1.75%        $   278,000       0.50%        1.94%                  0.70%        186%
Year Ended 10/31/01^^         $    10.11     5.47%        $   186,000       0.50%        3.51%                  0.67%        142%

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-0528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-MTAEIS-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS A, CLASS B & CLASS C SHARES

JPMORGAN ASIA EQUITY FUND (CLASS A)
JPMORGAN EMERGING MARKETS EQUITY FUND
JPMORGAN INTERNATIONAL EQUITY FUND
JPMORGAN INTERNATIONAL OPPORTUNITIES FUND (CLASS A AND CLASS B)
JPMORGAN INTERNATIONAL VALUE FUND (CLASS A AND CLASS B)
JPMORGAN INTREPID EUROPEAN FUND
JPMORGAN INTREPID INTERNATIONAL FUND (CLASS A AND CLASS C)
JPMORGAN JAPAN FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Asia Equity Fund                                                      1

JPMorgan Emerging Markets Equity Fund                                          8

JPMorgan International Equity Fund                                            15

JPMorgan International Opportunities Fund                                     23

JPMorgan International Value Fund                                             30

JPMorgan Intrepid European Fund                                               36

JPMorgan Intrepid International Fund                                          43

JPMorgan Japan Fund                                                           48

The Funds' Management and Administration                                      56

     Additional Compensation to Financial Intermediaries                      58

How to Do Business with the Funds                                             59

     Purchasing Fund Shares                                                   59

     Sales Charges                                                            64

     Rule 12b-1 Fees                                                          69

     Networking and Sub-Transfer Agency Fees                                  69

     Exchanging Fund Shares                                                   69

     Redeeming Fund Shares                                                    71

Shareholder Information                                                       74

     Distributions and Taxes                                                  74

     Shareholder Statements and Reports                                       75

     Availability of Proxy Voting Record                                      75

     Portfolio Holdings Disclosure                                            75

Risk and Reward Elements                                                      76

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its  Affiliates                                    81

Financial Highlights                                                          82

Appendix A-Legal Proceedings and Additional Fee and Expense
Information                                                                   94

How To Reach Us                                                       BACK COVER

JPMORGAN ASIA EQUITY FUND
  (FORMERLY JPMORGAN FLEMING ASIA EQUITY FUND)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.

The Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have

                                                     PROSPECTUS FEBRUARY 28 2006


relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated by are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002    -15.96%
2003     38.92%
2004     12.21%
2005     18.18%

BEST QUARTER 2nd quarter, 2003           18.81%
WORST QUARTER 3rd quarter, 2002         -16.52%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2005(1)


                                                                                  PAST 1 YEAR    LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                                     11.95           11.00
Return After Taxes on Distributions                                                     10.79           10.77
Return After Taxes on Distributions and Sale of Fund Shares                              8.15            9.54

MSCI ALL COUNTRY FAR EAST EX JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     21.84           22.63

LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       29.56           24.66


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                        5.25

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                        NONE**

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                                                2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                                               CLASS A SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          1.00
DISTRIBUTION (RULE 12b-1) FEES                                                                           0.25
SHAREHOLDER SERVICE FEES                                                                                 0.25
OTHER EXPENSES(1)                                                                                        0.67
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          2.17
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.42)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          1.75



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A Shares and your actual cost may be higher or lower.


                                                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COSTS*($)
(WITH OR WITHOUT REDEMPTION)                                                 694    1,130    1,592     2,866


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN EMERGING MARKETS EQUITY FUND
  (FORMERLY JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, JPMIM seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Stocks are assessed using a two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are considered predominantly speculative and are more sensitive to economic news and their issuers have a less secure financial position.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Index, a broad-based securities market index, and the the Lipper Emerging Market Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996           8.50%
1997          -7.63%
1998         -30.79%
1999          59.10%
2000         -30.36%
2001          -4.67%
2002          -9.38%
2003          49.91%
2004          36.61%
2005          27.74%

BEST QUARTER 4th quarter, 1999                    25.83%
WORST QUARTER 2nd quarter, 1998                  -23.69%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance in the bar chart prior to 1/1/02 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities as the Class A Shares, but whose shares are not being offered in this prospectus. Returns for the period prior to 9/10/01 reflect performance of the class of the former feeder that was merged out of existence whose investment program was identical to and whose expenses were the most similar to the current expenses of the Class A Shares. During these periods, the actual returns of Class A shares would have been lower than shown because Class A Shares have higher expenses than the Select Class Shares and the former feeder.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                        20.99         16.45           5.11
Return After Taxes on Distributions                                        20.96         16.20           4.62
Return After Taxes on Distributions and Sale of Fund Shares                13.69         14.36           4.10

CLASS B SHARES
Return Before Taxes                                                        22.03         17.04           5.47

CLASS C SHARES(1)
Return Before Taxes                                                        26.03         17.25           5.47

MSCI EMERGING MARKETS EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        34.54         19.44           6.98

LIPPER EMERGING MARKET FUNDS AVERAGE INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          32.65         19.22           7.56


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance figures on the table for the period before Class A and Class B shares were launched on September 28, 2001 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Returns for the period prior to September 10, 2001 reflect performance of the class of the former feeder that was merged out of existence whose investment program was identical to and whose expenses were the most similar to the current expenses of the Class A, Class B and Class C shares. During these periods, the actual returns of Class A, Class B and Class C shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the former feeder. The performance in the table for the period before Class C Shares were launched on February 28, 2006 is based on the Class B Shares of the Fund.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A and Class B and the estimated expenses of Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       5.25             NONE            NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**           5.00            1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                               2.00             2.00            2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                              CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         1.00             1.00            1.00
DISTRIBUTION (RULE 12b-1) FEES                                          0.25             0.75            0.75
SHAREHOLDER SERVICE FEES                                                0.25             0.25            0.25
OTHER EXPENSES(1)                                                       0.38             0.37            0.37
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                      1.88             2.37            2.37



(1) For Class A and Class B Shares, "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year. "Other Expenses" are based on estimated expenses for the current fiscal year for Class C Shares.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 2.00%, 2.50% and 2.50%, respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07, and total annual opperating expenses thereafter.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                           706    1,085    1,488     2,610
CLASS B SHARES** ($)                                                          740    1,039    1,465     2,585***
CLASS C SHARES** ($)                                                          340      739    1,265     2,706


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                           706    1,085    1,488     2,610
CLASS B SHARES ($)                                                            240      739    1,265     2,585***
CLASS C SHARES ($)                                                            240      739    1,265     2,706


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser of the Fund is JPMIM. In managing the Fund, the adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996          10.45%
1997           5.11%
1998          13.54%
1999          39.16%
2000         -16.59%
2001         -16.99%
2002         -12.29%
2003          31.44%
2004          18.11%
2005          10.87%

BEST QUARTER 4th quarter, 1999                                             27.13%
WORST QUARTER 3rd quarter, 2002                                           -19.71%

* The Fund's performance in the bar chart prior to 1/1/02 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the Select Class Shares. The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund receive the common trust fund assets.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                         5.04          3.41           6.11
Return After Taxes on Distributions                                         4.58          3.22            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                 3.81          2.89            N/A(1)

CLASS B SHARES
Return Before Taxes                                                         5.20          3.77           6.47

CLASS C SHARES
Return Before Taxes                                                         9.19          4.11           6.47

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        13.54          4.55           5.84

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          15.67          5.33           7.74


The after-tax returns are shown for only the Class A Shares, not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance figures in the table for the period before Class A and Class B shares were launched on February 28, 2002 are based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares. The performance in the table for the period before Class C shares were launched on January 31, 2003 is based on the Class B shares of the Fund. The performance of the Fund before January 1, 1997 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund receive the common trust fund assets.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25            NONE            NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                  NONE**          5.00            1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                2.00            2.00            2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.80            0.80            0.80
DISTRIBUTION (RULE 12b-1) FEES                                           0.25            0.75            0.75
SHAREHOLDER SERVICE FEES                                                 0.25            0.25            0.25
OTHER EXPENSES(1)                                                        0.18            0.17            0.18
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.48            1.97            1.98
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.17)           NONE            NONE
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                          1.31            1.97            1.98



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.31%, 2.00% and 2.00%, respectively, of the average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual return of Class A, Class B, Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                           651      953    1,275     2,187
CLASS B SHARES** ($)                                                          700      918    1,262     2,169***
CLASS C SHARES** ($)                                                          301      621    1,068     2,306


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                           651      953    1,275     2,187
CLASS B SHARES ($)                                                            200      618    1,062     2,169***
CLASS C SHARES ($)                                                            201      621    1,068     2,306


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund focuses on individual equity, selection emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-    catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk temporary mispricings caused by market

-    overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as, its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one ore more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998              3.47%
1999             40.05%
2000            -16.40%
2001            -19.88%
2002            -17.90%
2003             33.50%
2004             15.49%
2005             13.54%

BEST QUARTER 4th quarter, 1998          21.81%
WORST QUARTER 3rd quarter, 1998        -21.38%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of the former feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, the Class A and B Shares) from 2/26/97 (commencement of operations) to 9/10/01. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the former feeder.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                                     PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                         7.62           1.75           3.38
Return After Taxes on Distributions                                         7.35           1.37           2.83
Return After Taxes on Distributions and Sale of Fund Shares                 5.20           1.33           2.62

CLASS B SHARES
Return Before Taxes                                                         8.08           2.08           3.77

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        13.54           4.55           6.16

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          15.67           5.33           6.92


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B shares were launched on September 10, 2001 is based on the performance of the class of the former feeder that was merged out of existence whose investment program was identical to and whose expenses were the most similar to the current expenses of the Class A and Class B shares. During these periods, the actual returns of Class A, Class B and Class C shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the former feeder.


(1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                              5.25             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                              NONE**           5.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                      2.00             2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                     CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                0.60             0.60
DISTRIBUTION (RULE 12b-1) FEES                                                 0.25             0.75
SHAREHOLDER SERVICE FEES                                                       0.25             0.25
OTHER EXPENSES(1)                                                              0.30             0.30
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                             1.40             1.90



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.42% and 1.92%, respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   660        945      1,251      2,117
CLASS B SHARES** ($)                  693        897      1,226      2,092***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   660        945      1,251      2,117
CLASS B SHARES($)                     193        597      1,026      2,092***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN INTERNATIONAL VALUE FUND
  (FORMERLY JPMORGAN FLEMING INTERNATIONAL VALUE FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as low price to book and price to earnings ratios

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Value Index a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996              8.41%
1997              1.17%
1998             13.48%
1999             29.92%
2000            -18.05%
2001            -22.47%
2002            -17.78%
2003             39.65%
2004             24.72%
2005             19.82%

BEST QUARTER 2nd quarter, 2003          21.04%
WORST QUARTER 3rd quarter, 2002        -20.99%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance in the bar chart prior to 1/1/02 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities as the Class A Shares, but whose shares are not being offered in this prospectus. Returns for the period prior to 9/10/01 reflect performance of the class of the former feeder that was merged out of existence whose investment program was identical to and whose expenses were the most similar to the current expenses of the Class A Shares and Class B Shares. During these periods, the actual returns of Class A and Class B shares would have been lower than shown because Class A and Class B Shares have higher expenses than the Select Class Shares and the former feeder.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                        13.55           4.71            5.24
Return After Taxes on Distributions                                        13.32           3.37            2.92
Return After Taxes on Distributions and Sale of Fund Shares                 9.05           3.15            3.13

CLASS B SHARES
Return Before Taxes                                                        14.22           5.09            5.60

MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSES OR TAXES)                         13.80           7.09            8.21

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          15.67           5.33            7.74


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance figures on the table for the period before Class A and Class B shares were launched on September 28, 2001 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Returns for the period prior to September 19, 2001 reflect performance of the class of the former feeder that was merged out of existence whose investment program was identical to and whose expenses were the most similar to the current expenses of the Class A and Class B shares. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the Select Class Shares and the former feeder.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses for Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                              5.25             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                              NONE**           5.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                      2.00             2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                     CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                0.60             0.60
DISTRIBUTION (RULE 12b-1) FEES                                                 0.25             0.75
SHAREHOLDER SERVICE FEES                                                       0.25             0.25
OTHER EXPENSES(1)                                                              0.40             0.42
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                1.50             2.02
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                       (0.05)           (0.07)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                1.45             1.95



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% and 1.95%, respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


-    net expenses through 2/28/07 and total operating expenses thereafter.


This example is for comparison only; the actual return of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   665        970      1,296      2,217
CLASS B SHARES** ($)                  698        927      1,282      2,209***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   665        970      1,296      2,217
CLASS B SHARES ($)                    198        627      1,082      2,209***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN INTREPID EUROPEAN FUND
  (FORMERLY JPMORGAN FLEMING INTREPID EUROPEAN FUND)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value and growth characteristics of stocks.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities.

The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-    are uncomfortable with the risks of international investment

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996             28.10%
1997             21.38%
1998             28.17%
1999             36.06%
2000            -14.73%
2001            -12.35%
2002             -7.60%
2003             44.67%
2004             18.55%
2005             18.38%

BEST QUARTER 4th quarter, 1999          33.36%
WORST QUARTER 3rd quarter, 1998        -16.97%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                        12.15           9.27           13.68
Return After Taxes on Distributions                                         7.57           7.97           11.71
Return After Taxes on Distributions and Sale of Fund Shares                 8.55           7.37           11.00

CLASS B SHARES
Return Before Taxes                                                        12.77           9.47           13.64

CLASS C SHARES(1)
Return Before Taxes                                                        16.84           9.76           13.52

MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         9.42           3.68            9.38

LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          13.88           4.17           10.81


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

(1) Class C Shares were first offered on 11/1/98. The performance for the period before Class C Shares were launched is based on the performance of Class B Shares of the Fund.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                              5.25             NONE             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**           5.00             1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                      2.00             2.00             2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                                                 0.65             0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                                 0.25             0.75             0.75
SHAREHOLDER SERVICE FEE                                                        0.25             0.25             0.25
OTHER EXPENSES(1)                                                              0.48             0.47             0.47
---------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                             1.63             2.12             2.12



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.50% and 2.50%, respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   682      1,012      1,365      2,356
CLASS B SHARES** ($)                  715        964      1,339      2,327***
CLASS C SHARES** ($)                  315        664      1,139      2,452


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   682      1,012      1,365      2,356
CLASS B SHARES ($)                    215        664      1,139      2,327***
CLASS C SHARES ($)                    215        664      1,139      2,452


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN INTREPID INTERNATIONAL FUND
  (FORMERLY JPMORGAN TAX AWARE INTERNATIONAL OPPORTUNITIES FUND)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as a tool in the management of portfolio assets. The Fund may also use derivatives to hedge various investments and for risk management.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may invest in asset-backed securities.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940 (the "1940 Act").

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment goal.

-    The Fund does not represent a complete investment program.

- The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002            -16.86%
2003             34.67%
2004             15.39%
2005             13.75%

BEST QUARTER 2nd quarter, 2003          19.38%
WORST QUARTER 3rd quarter, 2002        -19.78%

*    Prior to 12/15/05 the Fund was managed in a tax-sensitive manner.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005



                                                                        PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                            7.76           4.35
Return After Taxes on Distributions                                            7.61           4.20
Return After Taxes on Distributions and Sale of Fund Shares                    5.24           3.71

CLASS C SHARES(1)
Return Before Taxes                                                           12.75           5.56

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           13.54           6.71

LIPPER INTERNATIONAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                                             15.67           7.57


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) Class C Shares are first being offered as of the date of this prospectus. The performance in the table for Class C Shares is based on the Class A Shares of the Fund. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than the Class A Shares. Prior to December 15, 2005 the Fund was managed in a tax-sensitive manner.


^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES

The expenses of Class A and the estimated expenses of Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                     CLASS A SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                              5.25             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**           1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                            2.00             2.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)


                                                                     CLASS A SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                0.85             0.85
DISTRIBUTION (RULE 12b-1) FEES                                                 0.25             0.75
SHAREHOLDER SERVICE FEES                                                       0.25             0.25
OTHER EXPENSES(1)                                                              0.26             0.26
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                1.61             2.11
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                      NONE            (0.11)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                1.61             2.00



(1) For Class A Shares, "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year. "Other Expenses" are based on estimated expenses for the current fiscal year for Class C Shares.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.80% and 2.00%, respectively, of its average daily net assets through 2/28/07. In addition, the Fund's service providers may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   680      1,006      1,355      2,336
CLASS C SHARES** ($)                  303        650      1,124      2,433


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   680      1,006      1,335      2,336
CLASS C SHARES ($)                    203        650      1,124      2,433


 *   Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

JPMORGAN JAPAN FUND
  (FORMERLY JPMORGAN FLEMING JAPAN FUND)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 76-80.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund, anticipates that most of its Assets will be invested in securities traded on Japanese markets.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements. The Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers. To temporarily defend its Assets during adverse market, economic, policial or other conditions, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is JPMIM. The Fund is managed using an active style of portfolio management which focuses on stock selection. JPMIM focuses on fundamental company research to identify attractive stock-picking investment opportunities. The adviser interviews the management of companies in order to identify the best investment opportunities available. The Fund invests in all sizes of companies, most of which are generating above average earnings growth, whose share price is at an attractive valuation and for which the adviser can identify a catalyst for a re-rating of the valuation. JPMIM's investment process considers sector, economic and a wide range of market factors that are important to portfolio construction.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile.

The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect investment returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan's economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan's economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders.

The trading volumes on some of the Fund's holdings is much lower than in the U.S. and consequently some securities held by the Fund may be less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions may differ from those paid by US investors, although institutional trading commissions are not dissimilar to U.S. levels.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and

U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-    are uncomfortable with the risks of international investment

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index, the Morgan Stanley Capital International (MSCI) Japan Index, two broad-based securities market indices, and the Lipper Japan Funds Average, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front- end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996       -11.10%
1997         1.63%
1998       -19.67%
1999        60.29%
2000       -33.91%
2001       -29.41%
2002       -12.02%
2003        44.71%
2004        18.11%
2005        34.76%

BEST QUARTER 2nd quarter, 2003                         21.36%
WORST QUARTER 3rd quarter, 2001                       -20.48%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                        27.68           6.26            0.41
Return After Taxes on Distributions                                        27.28           6.19            0.08
Return After Taxes on Distributions and Sale of Fund Shares                18.12           5.38            0.14

CLASS B SHARES(1)
Return Before Taxes                                                        28.93           6.26            0.38

CLASS C SHARES(2)
Return Before Taxes                                                        32.93           6.58            0.23

TOKYO STOCK EXCHANGE (TOPIX) 1ST SECTION INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        25.98           5.42           (0.12)

MSCI JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        25.52           4.60           (0.16)

LIPPER JAPAN FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                          29.31           5.70            2.72


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * The Fund commenced operations on 11/2/95. Performance of the indexes is from 11/30/95.

(1) Class B Shares were first offered on 11/3/95. The performance for the period before Class B Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than those shown because Class B Shares have higher expenses than Class A Shares.


(2) Class C Shares are first being offered as of the date of this prospectus. The performance for Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class B Shares.


  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES


The expenses of Class A and Class B and the estimated expenses of Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                  CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           5.25             NONE             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION Proceeds                           NONE**           5.00             1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                   2.00             2.00             2.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                                   CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                              1.00             1.00            1.00
DISTRIBUTION (RULE 12b-1) FEES                                               0.25             0.75            0.75
SHAREHOLDER SERVICE FEES                                                     0.25             0.25            0.25
OTHER EXPENSES(1)                                                            0.34             0.35            0.35
------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              1.84             2.35            2.35
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                     (0.09)            NONE            NONE
------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                              1.75             2.35            2.35



(1) For Class A and Class B Shares, "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year. "Other Expenses" are based on estimated expenses for the current fiscal year for Class C Shares.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.50% and 2.50%, respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES* ($)                        694      1,065      1,460      2,563
CLASS B SHARES** ($)                       738      1,033      1,455      2,559***
CLASS C SHARES** ($)                       338        733      1,255      2,686


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES ($)                         694      1,065      1,460      2,563
CLASS B SHARES ($)                         238        733      1,255      2,559***
CLASS C SHARES ($)                         238        733      1,255      2,686


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for Emerging Markets Equity, International Opportunities, International Value, International Equity, Intrepid European, Intrepid International and Japan Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                                                           %
--------------------------------------------------------------------------------
ASIA EQUITY FUND                                                            0.58

EMERGING MARKETS EQUITY FUND                                                0.55

INTERNATIONAL EQUITY FUND                                                   0.80

INTERNATIONAL OPPORTUNITIES FUND                                            0.60

INTERNATIONAL VALUE FUND                                                    0.55

INTREPID EUROPEAN FUND                                                      0.57

INTREPID INTERNATIONAL FUND                                                 0.78

JAPAN FUND                                                                  1.00



A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS

ASIA EQUITY FUND


JF International Management Inc. (JFIMI) is the sub-adviser to the Asia Equity Fund. The management team at JFIMI is led by Michael A. K. Koh, Andrew Swan and Joshua Tay. Mr. Koh, a Managing Director, has been with JFIMI since 1981. Mr. Koh is a Philippines country specialist. Mr. Swan, Vice President of JFIMI, has been with the sub-adviser since 1994 and has been an investment manager since 2004. Mr. Tay is a fund manager of JF Asset Management Ltd. (Singapore), an affiliate of JFIMI, since 1996.

EMERGING MARKETS EQUITY FUND


The management team is led by Austin Forey. Mr. Forey, a Managing Director, who has been with JPMIM and its affiliates since 1988 and a portfolio manager since 1994. Working with Mr. Forey will be Gregory A. Mattiko, Vice President, and Ashraf El Ansary. Mr. Mattiko is a Vice President of JPMIM and has been with JPMIM since 2003. Prior to joining JPMIM, Mr. Mattiko was a director of portfolio management for Value Management & Research AG, based in Kronberg, Germany, since 1997 where he was responsible for European long/short, European technology, global, and U.S. equity funds. Mr. El Ansary is a Vice President of JPMIM and has been an employee of JPMIM and its affiliates since 1999.


INTERNATIONAL EQUITY FUND

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director in charge of EAFE Funds. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMIM, manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMIM and its affiliates (or one of its predecessors) since 1996.

INTERNATIONAL OPPORTUNITIES FUND


The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997. Also on the management team are Nigel
F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August, 1997 and Pavlos
M. Alexandrakis, Vice President and CFA charterholder, who joined JPMIM and its affiliates in 2002. Previously, Mr. Alexandrakis was a Senior Vice President/Director at Pioneer Investment Management in Boston from 1998 to 2002.


INTERNATIONAL VALUE FUND


The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in August 1997, by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President and CFA charterholder, who joined JPMIM and its affiliates in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Previously, Mr. Alexandrakis was a Senior Vice President/Director at Pioneer Investment Management in Boston from 1998 to 2002.


INTREPID EUROPEAN FUND

The Fund is co-managed by Ajay Gambhir and John Baker. Mr. Gambhir is a Managing Director of the European Equity Group and has managed the Fund since August 2000. Mr. Gambhir joined JPMIM and its affiliates in December, 1997, as a fund manager in the European Equity Group and was appointed Assistant Director in April, 2000. Mr. Baker is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994.

INTREPID INTERNATIONAL FUND

The management team is led by Sandeep Bhargava and Howard Williams.
Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for

Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

JAPAN FUND


The Fund is co-managed by Stuart Cox and Stephen Mitchell of JPMIM's Japan Portfolio Group (JPG) in London. Mr. Cox joined the JPG in 2004 from Insight Investment where he spent one and a half years as a Director of Japanese Equities. Prior to that Mr. Cox spent one and a half years at Rothschild Asset Management (later acquired by Insight Investment). Mr. Cox previously spent 7 years at Lombard Odier in London initially as a Japanese equity analyst before becoming Portfolio Manager in his last five years and being promoted to Assistant Director at the time of his departure. Mr. Mitchell, Managing Director, heads the JPG in Japan and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1986.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR


JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-    Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-    JPMorgan Funds; or

-    The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A. ATTN:
JPMorgan Funds Services
ABA 021 000 021

DDA 323_125_832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323_125_832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-    Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)

                                      SALES
                                     CHARGE        SALES
                                     AS A %       CHARGE   COMMISSION
                                     OF THE       AS A %    AS A % OF
AMOUNT OF                          OFFERING      OF YOUR     OFFERING
PURCHASES                             PRICE   INVESTMENT        PRICE
---------------------------------------------------------------------
LESS THAN $50,000                      5.25         5.54         4.75
$50,000-$99,99                         4.50         4.71         4.05
$100,000-$249,999                      3.50         3.63         3.05
$250,000-$499,999                      2.50         2.56         2.05
$500,000-$999,999                      2.00         2.04         1.60
$1,000,000OR MORE*                     NONE         NONE           **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

     1. Your account(s);

     2. Account(s) of your spouse or domestic partner;

     3. Account(s) of children under the age of 21 who share your residential address;

     4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

     5. Solely controlled business accounts; and

     6. Single-participant retirement plans of any of the individuals in items
        (1) through (3) above.

     IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify
     (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

     -  JPMorgan Funds.

     -  JPMorgan Chase and its subsidiaries and affiliates.

     Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.


4.   Bought by employees of:

     - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.


     - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).


     -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.


     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."


     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.


     - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     -  Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in conncection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12.  Bought by a "charitable organization" as defined for purposes of
     Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


YEARS                          CDSC AS A % OF DOLLAR
SINCE PURCHASE              AMOUNT SUBJECT TO CHARGE
----------------------------------------------------
0-1                                             5.00
1-2                                             4.00
2-3                                             3.00
3-4                                             3.00
4-5                                             2.00
5-6                                             1.00
More than 6                                     None


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:


YEARS                          CDSC AS A % OF DOLLAR
SINCE PURCHASE              AMOUNT SUBJECT TO CHARGE
----------------------------------------------------
0-1                                             1.00
After first year                                None


The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70(1)/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in conncection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"


9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.


2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES


The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-    The Fund receives the request by 4:00 p.m. ET.

-    You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.


ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?

If you sell your shares of a Fund offered in this prospectus within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. For these accounts, the Funds generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-    Select the "Systematic Withdrawal Plan" option on the Account Application.

-    Specify the amount you wish to receive and the frequency of the payments.

-    You may designate a person other than yourself as the payee.

-    There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare and pay any net investment income annually, except for the International Equity Fund which declares and pays net investment income quarterly. The Funds declare and pay capital gain at least annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive properly designated distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009, is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the value of each Fund's total assets at the close of each taxable year will consist of stock or securities in foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder.


Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit
www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

-  Each Fund's share price and             -  Stocks have generally outperformed      -  Under normal circumstances each Fund
   performance will fluctuate in response     more stable investments (such as bonds     plans to remain fully invested in
   to stock market movements                  and cash equivalents) over the long        accordance with its policies and may
                                              term                                       invest uninvested cash in affiliated
-  The value of most bonds will fall when                                                money market funds; equity investments
   interest rates rise; the longer a       -  Foreign investments, which represent a     may include common stocks, convertible
   bond's maturity and the lower its          major portion of the world's               securities, preferred stocks,
   credit quality, the more its value         securities, offer attractive potential     depositary receipts (such as ADRs and
   typically falls                            performance and opportunities for          EDRs), trust or partnership interests,
                                              diversification                            warrants, rights, and investment
-  A Fund could lose money because of                                                    company securities
   foreign government actions, political   -  Most bonds will rise in value when
   instability, or lack of adequate           interest rates fall                     -  Each Fund seeks to limit risk and
   and/or accurate information                                                           enhance performance through active
                                           -  Foreign bonds, which represent a major     management, country allocation and
-  Investment risks tend to be higher in      portion of the world's fixed income        diversification
   emerging markets; these markets also       securities, offer attractive
   present higher liquidity and               potential performance and               -  During severe market downturns, the
   valuation risks                            opportunities for diversification          Funds have the option of investing up
                                                                                         to 100% of assets in high quality
-  Adverse market, economic, political or  -  Emerging markets can offer higher          short-term instruments
   other conditions may from time to time     returns
   cause a Fund to take temporary
   defensive positions that are
   inconsistent with its principal
   investment strategies and may hinder a
   Fund from achieving its investment
   objective

-  For the Emerging Markets Equity Fund,
   there are heightened risks associated
   specifically with establishing record
   ownership and custody of Russian
   securities

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

-  The Asia Equity Fund, Intrepid
   European Fund, International Equity
   Fund and Japan Fund are
   non-diversified, which means that a
   relatively high percentage of each
   Fund's assets may be invested in a
   limited number of issuers. Therefore,
   its performance may be more vulnerable
   to changes in the market value of a
   single issuer or a group of issuers

MANAGEMENT CHOICES

-  Each Fund could underperform its        -  Each Fund could outperform its          -  The adviser focuses its active
   benchmark due to its securities            benchmark due to these same choices        management on securities selection,
   choices and other management decisions                                                the area where it believes its
                                                                                         commitment to research can most
                                                                                         enhance returns

FOREIGN CURRENCIES

-  Currency exchange rate movements could  -  Favorable exchange rate movements       -  Except as noted earlier in this
   reduce gains or create losses              could generate gains or reduce losses      prospectus, each Fund manages the
                                                                                         currency exposure of its foreign
-  Currency risks tend to be higher in                                                   investments relative to its benchmark
   emerging markets; these markets also                                                  and may hedge a portion of its foreign
   present higher liquidity and valuation                                                currency exposure into the U.S. dollar
   risks                                                                                 from time to time (see also
                                                                                         "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before      -  A Fund can take advantage of            -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES*

-  Derivatives such as futures, options,   -  Hedges that correlate well with         -  Each Fund uses derivatives for hedging
   swaps, and forward foreign currency        underlying positions can reduce or         and for risk management (i.e., to
   contracts(1) that are used for hedging     eliminate losses at low cost               establish or adjust exposure to
   the portfolio or specific securities                                                  particular securities, markets or
   may not fully offset the underlying     -  The Funds could make money and protect     currencies); risk management may
   positions and this could result in         against losses if the investment           include management of such Fund's
   losses to a Fund that would not have       analysis proves correct                    exposure relative to its benchmark
   otherwise occurred
                                           -  Derivatives that involve leverage       -  Each Fund only establishes hedges that
-  A Fund may have difficulty exiting a       could generate substantial gains at        it expects will be highly correlated
   derivatives position                       low cost                                   with underlying positions

-  Derivatives used for risk management                                               -  The Asia Equity, Intrepid European,
   or, for certain Funds, to increase the                                                International Equity and Japan Funds
   Fund's gain may not have the intended                                                 may use derivatives in an effort to
   effects and may result in losses or                                                   produce increased income or gains
   missed opportunities

-  The counterparty to a derivatives
   contract could default

-  Derivatives that involve leverage
   could magnify losses

-  Certain types of derivatives involve
   costs to a Fund which can reduce
   returns

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses


* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

-  When a Fund lends a security, there is  -  A Fund may enhance income through the   -  The adviser maintains a list of
   a risk that the loaned securities may      investment of the collateral received      approved borrowers
   not be returned if the borrower or the     from the borrower
   lending agent defaults                                                             -  Each Fund receives collateral equal to
                                                                                         at least 100% of the current value of
-  The collateral will be subject to the                                                 securities loaned plus accrued
   risks of the securities in which it is                                                interest
   invested
                                                                                      -  The lending agents indemnify the Funds
                                                                                         against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing    -  These holdings may offer more           -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                              than comparable widely traded
-  A Fund could be unable to sell these       securities                              -  To maintain adequate liquidity to meet
   holdings at the time or price it                                                      redemptions, each Fund may hold
   desires                                                                               high-quality short-term instruments
                                                                                         (including repurchase agreements) and
                                                                                         for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise a Fund's  -  A Fund could realize gains in a short   -  Each Fund generally avoids short-term
   brokerage and related costs                period of time                             trading, except to take advantage of
                                                                                         attractive or unexpected opportunities
-  Increased short-term capital gains      -  A Fund could protect against losses if     or to meet demands generated by
   distributions could raise                  a stock is overvalued and its value        shareholder activity
   shareholders' income tax liability         later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


CLASS A



                                                             PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------------------------------
                                                           INVESTMENT OPERATIONS:                        DISTRIBUTIONS:
                                            --------------------------------------------------------  --------------------
                                                               NET REALIZED
                                  NET ASSET        NET       AND UNREALIZED
                                     VALUE, INVESTMENT                GAINS               TOTAL FROM         NET       NET
                                  BEGINNING     INCOME          (LOSSES) ON REDEMPTION    INVESTMENT  INVESTMENT  REALIZED
                                  OF PERIOD     (LOSS)          INVESTMENTS       FEES    OPERATIONS      INCOME     GAINS
ASIA EQUITY FUND
Year Ended 10/31/05              $    18.32       0.22(b)              3.37         --(c)       3.59       (0.23)       --
Year Ended 10/31/04              $    17.74       0.06(b)              0.63         --          0.69       (0.11)       --
Year Ended 10/31/03              $    13.69         --(b)(c)           4.05         --          4.05          --        --
11/1/01 (a) To 10/31/02          $    15.00      (0.02)               (1.29)        --         (1.31)         --        --

EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05              $     9.50      (0.03)                2.82         --(c)       2.79       (0.06)       --
Year Ended 10/31/04              $     7.49       0.05(b)              2.06         --          2.11       (0.10)       --
Year Ended 10/31/03              $     5.21       0.04(b)              2.27         --          2.31       (0.03)       --
Year Ended 10/31/02              $     5.14      (0.06)(b)             0.17         --          0.11       (0.04)       --
9/28/01 (a) To 10/31/01          $     4.88      (0.01)(b)             0.27         --          0.26          --        --

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05              $    27.09       0.37                 3.73         --(c)       4.10       (0.37)       --
Year Ended 10/31/04              $    23.17       0.27(b)              3.86         --          4.13       (0.21)       --
Year Ended 10/31/03              $    19.42       0.28(b)              3.66         --          3.94       (0.19)       --
02/28/02 (a) To 10/31/02         $    21.81       0.04(b)             (2.37)        --         (2.33)      (0.06)       --



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.
(c)  Amount less than $0.01.

                                     PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------
                               DISTRIBUTIONS:
                               --------------
                                               NET ASSET             TOTAL
                                                  VALUE,            RETURN
                                        TOTAL     END OF         (EXCLUDES
                                DISTRIBUTIONS     PERIOD     (SALES CHARGE)(e)
ASIA EQUITY FUND
Year Ended 10/31/05                     (0.23) $   21.68             19.72%
Year Ended 10/31/04                     (0.11) $   18.32              3.91%
Year Ended 10/31/03                        --  $   17.74             29.58%
11/1/01 (a) To 10/31/02                    --  $   13.69             (8.73%)

EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05                     (0.06) $   12.23             29.45%
Year Ended 10/31/04                     (0.10) $    9.50             28.44%
Year Ended 10/31/03                     (0.03) $    7.49             44.65%
Year Ended 10/31/02                     (0.04) $    5.21              2.14%
9/28/01 (a) To 10/31/01                    --  $    5.14              5.33%

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05                     (0.37) $   30.82             15.16%
Year Ended 10/31/04                     (0.21) $   27.09             17.86%
Year Ended 10/31/03                     (0.19) $   23.17             20.41%
02/28/02 (a) To 10/31/02                (0.06) $   19.42            (10.70%)

                                                       RATIOS/SUPPLEMENTAL DATA:
                                ------------------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: (d)
                                            ----------------------------------------------
                                NET ASSETS                      NET               EXPENSES
                                    END OF               INVESTMENT        WITHOUT WAIVERS     PORTFOLIO
                                    PERIOD       NET         INCOME         REIMBURSEMENTS      TURNOVER
                                   (000'S)  EXPENSES         (LOSS)   AND EARNINGS CREDITS          RATE (e)
ASIA EQUITY FUND
Year Ended 10/31/05             $    2,445      1.75%          1.00%                  2.49%           78%
Year Ended 10/31/04             $      513      1.75%          0.34%                  5.07%(f)       175%
Year Ended 10/31/03             $      261      1.75%          0.02%                  4.83%(f)       172%
11/1/01 (a) To 10/31/02              2,282      1.75%         (0.12%)                 5.16%(f)       106%

EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05             $    8,385      1.89%          0.29%                  2.11%          149%
Year Ended 10/31/04             $    1,372      2.00%          0.51%                  5.68%          118%
Year Ended 10/31/03             $      124      2.00%          0.59%                 24.54%(f)        85%
Year Ended 10/31/02             $       46      2.00%         (0.47%)                37.57%(f)        69%
9/28/01 (a) To 10/31/01         $       11      2.00%         (1.53%)                12.12%(f)        76%

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05             $  128,392      1.35%(g)       1.33%                  1.55%           22%
Year Ended 10/31/04             $   63,622      1.50%          1.03%                  1.93%           24%
Year Ended 10/31/03             $    8,502      1.50%          1.28%                  2.69%(f)        16%
02/28/02 (a) To 10/31/02        $       91      1.50%          0.50%                 55.25%(f)        20%



(d)  Annualized for periods less than one year.
(e)  Not annualized for periods less than one year.
(f) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(g)  Effective February 19, 2005, the contractual expense limitation is 1.31%.

                                                                 PER SHARE OPERATING PERFORMANCE:
                                 ---------------------------------------------------------------------------------------------
                                                              INVESTMENT OPERATIONS:                         DISTRIBUTIONS:
                                            ----------------------------------------------------------  ----------------------
                                                                NET REALIZED
                                  NET ASSET        NET        AND UNREALIZED
                                     VALUE, INVESTMENT                 GAINS                TOTAL FROM         NET         NET
                                  BEGINNING     INCOME           (LOSSES) ON  REDEMPTION    INVESTMENT  INVESTMENT    REALIZED
                                  OF PERIOD     (LOSS)           INVESTMENTS        FEES    OPERATIONS      INCOME       GAINS
INTERNATIONAL GROWTH FUND
Year Ended 10/31/05              $     8.63      (0.01)                 1.42          --          1.41          --          --
Year Ended 10/31/04              $     7.80      (0.01)                 0.86          --          0.85       (0.02)         --
Year Ended 10/31/03              $     6.25       0.02                  1.53          --          1.55          --          --
Year Ended 10/31/02              $     7.22      (0.01)                (0.96)         --         (0.97)         --          --
12/29/00 (a) To 10/31/01         $    10.00      (0.01)                (2.76)         --         (2.77)      (0.01)         --

INTERNATIONAL OPPORTUNITIES
FUND
Year Ended 10/31/05              $    10.17      (0.07)                 1.67          --(c)       1.60       (0.15)         --
Year Ended 10/31/04              $     9.10       0.08(b)               1.16          --          1.24       (0.17)         --
Year Ended 10/31/03              $     7.49        (--)(b)(c)           1.68          --          1.68       (0.07)         --
Year Ended 10/31/02              $     8.63       0.02                 (1.09)         --         (1.07)      (0.07)         --
9/10/01 (a) To 10/31/01          $     9.18      (0.01)(b)             (0.54)         --         (0.55)         --          --

INTERNATIONAL VALUE FUND
Year Ended 10/31/05              $    10.59       0.21(b)               2.10          --(c)       2.31       (0.31)         --
Year Ended 10/31/04              $     8.53       0.27(b)               1.79          --          2.06          --(c)       --
Year Ended 10/31/03              $     6.98       0.03(b)               1.77          --          1.80       (0.25)         --
Year Ended 10/31/02              $     8.27       0.15(b)              (1.32)         --         (1.17)      (0.12)         --
9/28/01 (a) To 10/31/01          $     8.12      (0.01)(b)              0.16          --          0.15          --          --



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.
(c)  Amount less than $0.01.

                                      PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                DISTRIBUTIONS:
                                --------------
                                                  NET ASSET             TOTAL
                                                     VALUE,            RETURN
                                         TOTAL       END OF         (EXCLUDES
                                  DISTRIBUTION       PERIOD     (SALES CHARGE)(e)
INTERNATIONAL GROWTH FUND
Year Ended 10/31/05                         --    $   10.04             16.34%
Year Ended 10/31/04                      (0.02)   $    8.63             10.93%
Year Ended 10/31/03                         --    $    7.80             24.80%
Year Ended 10/31/02                         --    $    6.25            (13.43%)
12/29/00 (a) To 10/31/01                 (0.01)   $    7.22            (27.68%)

INTERNATIONAL OPPORTUNITIES
FUND
Year Ended 10/31/05                      (0.15)   $   11.62             15.89%
Year Ended 10/31/04                      (0.17)   $   10.17             13.81%
Year Ended 10/31/03                      (0.07)   $    9.10             22.70%
Year Ended 10/31/02                      (0.07)   $    7.49            (12.55%)
9/10/01 (a) To 10/31/01                     --    $    8.63             (5.99%)

INTERNATIONAL VALUE FUND
Year Ended 10/31/05                      (0.31)   $   12.59             22.18%
Year Ended 10/31/04                         --(c) $   10.59             24.18%
Year Ended 10/31/03                      (0.25)   $    8.53             26.71%
Year Ended 10/31/02                      (0.12)   $    6.98            (14.34%)
9/28/01 (a) To 10/31/01                     --    $    8.27              1.85%

                                                           RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: (d)
                                            -------------------------------------------------
                                 NET ASSETS                      NET                 EXPENSES
                                     END OF               INVESTMENT          WITHOUT WAIVERS     PORTFOLIO
                                     PERIOD      NET          INCOME           REIMBURSEMENTS      TURNOVER
                                    (000'S) EXPENSES          (LOSS)     AND EARNINGS CREDITS      RATE (e)
INTERNATIONAL GROWTH FUND
Year Ended 10/31/05              $    4,092     2.00%         (0.00%)(c)                 5.25%           37%
Year Ended 10/31/04              $    3,519     2.00%         (0.08%)                    7.25%           47%
Year Ended 10/31/03              $    3,174     2.00%          0.36%                     7.29%           38%
Year Ended 10/31/02              $    2,543     2.00%         (0.12%)                    7.20%           73%
12/29/00 (a) To 10/31/01         $    2,922     2.00%         (0.11%)                    5.19%           35%

INTERNATIONAL OPPORTUNITIES
FUND
Year Ended 10/31/05              $    7,852     1.59%(g)       0.85%                     1.64%           58%
Year Ended 10/31/04              $   12,195     1.90%          0.85%                     2.12%           98%
Year Ended 10/31/03              $   10,650     1.90%         (0.02%)                    2.39%           79%
Year Ended 10/31/02              $   12,057     1.90%          0.20%                     1.98%          121%
9/10/01 (a) To 10/31/01          $   21,237     1.90%         (0.48%)                    1.90%          110%

INTERNATIONAL VALUE FUND
Year Ended 10/31/05              $    2,891     1.44%          1.74%                     1.82%           76%
Year Ended 10/31/04              $      189     1.45%          2.76%                     6.96%(f)       108%
Year Ended 10/31/03              $       60     1.45%          0.37%                    10.04%(f)       132%
Year Ended 10/31/02              $      163     1.45%          1.13%                    15.97%(f)       138%
9/28/01 (a) To 10/31/01          $       10     1.45%         (0.89%)                   11.06%(f)        85%



(d)  Annualized for periods less than one year.
(e)  Not annualized for periods less than one year.
(f) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(g)  Effective February 19, 2005, the contractual expense limitation is 1.42%.

                                                               PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------------------------------
                                                            INVESTMENT OPERATIONS:                          DISTRIBUTIONS:
                                            ------------------------------------------------------   ---------------------
                                                             NET REALIZED
                                  NET ASSET        NET     AND UNREALIZED
                                     VALUE, INVESTMENT              GAINS                TOTAL FROM         NET       NET
                                  BEGINNING     INCOME        (LOSSES) ON  REDEMPTION    INVESTMENT  INVESTMENT  REALIZED
                                  OF PERIOD     (LOSS)        INVESTMENTS        FEES    OPERATIONS      INCOME     GAINS
INTREPID EUROPEAN FUND
Year Ended 10/31/05              $    19.81       0.19(b)            4.37          --(c)       4.56       (0.13)    (1.12)
Year Ended 10/31/04              $    16.94       0.19(b)            2.68          --          2.87          --        --
Year Ended 10/31/03              $    13.23       0.02(b)            3.78          --          3.80       (0.09)       --
Year Ended 10/31/02              $    12.96       0.14(b)            0.13          --          0.27          --        --
Year Ended 10/31/01              $    17.87       0.02(b)           (3.24)         --         (3.22)         --     (1.69)

INTREPID INTERNATIONAL FUND
Year Ended 10/31/05              $    15.02      (0.27)              2.70          --(c)       2.43       (0.21)       --
Year Ended 10/31/04              $    13.36       0.08(b)            1.74          --          1.82       (0.16)       --
Year Ended 10/31/03              $    10.90       0.06(b)            2.51          --          2.57       (0.11)       --
Year Ended 10/31/02              $    12.38       0.06              (1.53)         --         (1.47)      (0.01)       --
4/30/01 (a) To 10/31/01          $    15.00       0.08(b)           (2.70)         --         (2.62)         --        --

JAPAN FUND
Year Ended 10/31/05              $     7.02      (0.04)(b)           2.09          --(c)       2.05          --        --
Year Ended 10/31/04              $     6.68      (0.04)(b)           0.38          --          0.34          --        --
Year Ended 10/31/03              $     4.43      (0.05)(b)           2.30          --          2.25          --        --
Year Ended 10/31/02              $     5.29      (0.06)             (0.80)         --         (0.86)         --        --
Year Ended 10/31/01              $     8.12      (0.08)(b)          (2.75)         --         (2.83)         --        --



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.
(c)  Amount less than $0.01.

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                DISTRIBUTIONS:
                                -------------
                                                NET ASSET             TOTAL
                                                   VALUE,            RETURN
                                         TOTAL     END OF         (EXCLUDES
                                  DISTRIBUTION     PERIOD     (SALES CHARGE)(e)
INTREPID EUROPEAN FUND
Year Ended 10/31/05                      (1.25) $   23.12             23.83%
Year Ended 10/31/04                         --  $   19.81             16.94%
Year Ended 10/31/03                      (0.09) $   16.94             28.94%
Year Ended 10/31/02                         --  $   13.23              2.08%
Year Ended 10/31/01                      (1.69) $   12.96            (19.49%)

INTREPID INTERNATIONAL FUND
Year Ended 10/31/05                      (0.21) $   17.24             16.28%
Year Ended 10/31/04                      (0.16) $   15.02             13.74%
Year Ended 10/31/03                      (0.11) $   13.36             23.77%
Year Ended 10/31/02                      (0.01) $   10.90            (11.85%)
4/30/01 (a) To 10/31/01                     --  $   12.38            (17.47%)

JAPAN FUND
Year Ended 10/31/05                         --  $    9.07             29.20%
Year Ended 10/31/04                         --  $    7.02              5.09%
Year Ended 10/31/03                         --  $    6.68             50.79%
Year Ended 10/31/02                         --  $    4.43            (16.26%)
Year Ended 10/31/01                         --  $    5.29            (34.85%)

                                                        RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS: (d)
                                            -------------------------------------------
                                 NET ASSETS                  NET               EXPENSES
                                     END OF           INVESTMENT        WITHOUT WAIVERS     PORTFOLIO
                                     PERIOD      NET      INCOME         REIMBURSEMENTS      TURNOVER
                                    (000'S) EXPENSES      (LOSS)   AND EARNINGS CREDITS          RATE (e)
INTREPID EUROPEAN FUND
Year Ended 10/31/05              $   35,445     1.57%       0.85%                  1.71%          281%
Year Ended 10/31/04              $   35,781     1.75%       1.01%                  2.13%          440%
Year Ended 10/31/03              $   31,322     1.70%       0.17%                  2.47%          717%
Year Ended 10/31/02              $   27,208     1.65%       1.03%                  2.45%        1,021%
Year Ended 10/31/01              $   32,317     1.75%       0.17%                  2.07%          564%

INTREPID INTERNATIONAL FUND
Year Ended 10/31/05              $    2,700     1.63%       0.64%                  1.76%           56%
Year Ended 10/31/04              $    5,294     1.69%       0.58%                  1.97%           93%
Year Ended 10/31/03              $    6,000     1.80%       0.54%                  2.41%           79%
Year Ended 10/31/02              $    7,000     1.80%       0.40%                  2.37%           97%
4/30/01 (a) To 10/31/01          $    4,000     1.80%       0.29%                  5.48%(f)        43%

JAPAN FUND
Year Ended 10/31/05              $  200,558     1.75%      (0.51%)                 1.86%          164%
Year Ended 10/31/04              $   47,106     1.75%      (0.60%)                 2.84%(f)       221%
Year Ended 10/31/03              $    3,562     1.75%      (1.02%)                19.54%(f)       797%
Year Ended 10/31/02              $      734     1.75%      (1.26%)                22.18%(f)       409%
Year Ended 10/31/01              $      751     1.75%      (1.22%)                 9.28%(f)       196%



(d)  Annualized for periods less than one year.
(e)  Not annualized for periods less than one year.
(f) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

CLASS B



                                                                 PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------------------------------
                                                            INVESTMENT OPERATIONS:                        DISTRIBUTIONS:
                                            ---------------------------------------------------------  --------------------
                                                               NET REALIZED
                                  NET ASSET        NET       AND UNREALIZED
                                     VALUE, INVESTMENT                GAINS                TOTAL FROM         NET       NET
                                  BEGINNING     INCOME          (LOSSES) ON  REDEMPTION    INVESTMENT  INVESTMENT  REALIZED
                                  OF PERIOD     (LOSS)          INVESTMENTS        FEES    OPERATIONS      INCOME     GAINS
EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05              $     9.44      (0.08)                2.80          --(c)       2.72       (0.02)       --
Year Ended 10/31/04              $     7.45       0.03(b)              2.02          --          2.05       (0.06)       --
Year Ended 10/31/03              $     5.20         --(b)(c)           2.28          --          2.28       (0.03)       --
Year Ended 10/31/02              $     5.13      (0.03)(b)             0.14          --          0.11       (0.04)       --
9/28/01 (a) To 10/31/01          $     4.88      (0.01)(b)             0.26          --          0.25          --        --

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05              $    26.97       0.21                 3.70          --(c)       3.91       (0.23)       --
Year Ended 10/31/04              $    23.10       0.13(b)              3.85          --          3.98       (0.11)       --
Year Ended 10/31/03              $    19.39       0.15(b)              3.68          --          3.83       (0.12)       --
2/28/02 (a) To 10/31/02          $    21.81       0.03(b)             (2.43)         --         (2.40)      (0.02)       --

INTERNATIONAL OPPORTUNITIES
FUND
Year Ended 10/31/05              $    10.07      (0.09)                1.63          --(c)       1.54       (0.08)       --
Year Ended 10/31/04              $     9.03       0.02(b)              1.16          --          1.18       (0.14)       --
Year Ended 10/31/03              $     7.46      (0.04)(b)             1.68          --          1.64       (0.07)       --
Year Ended 10/31/02              $     8.63      (0.04)               (1.08)         --         (1.12)      (0.05)       --
9/10/01 (a) To 10/31/01          $     9.18      (0.01)(b)            (0.54)         --         (0.55)         --        --



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.
(c)  Amount less than $0.01.

                                      PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------
                                DISTRIBUTIONS:
                                --------------
                                                NET ASSET             TOTAL
                                                   VALUE,            RETURN
                                         TOTAL     END OF         (EXCLUDES
                                  DISTRIBUTION     PERIOD     (SALES CHARGE)(e)
EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05                      (0.02) $   12.14             28.81%
Year Ended 10/31/04                      (0.06) $    9.44             27.68%
Year Ended 10/31/03                      (0.03) $    7.45             43.99%
Year Ended 10/31/02                      (0.04) $    5.20              2.04%
9/28/01 (a) To 10/31/01                     --  $    5.13              5.12%

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05                      (0.23) $   30.65             14.50%
Year Ended 10/31/04                      (0.11) $   26.97             17.27%
Year Ended 10/31/03                      (0.12) $   23.10             19.84%
2/28/02 (a) To 10/31/02                  (0.02) $   19.39            (11.00%)

INTERNATIONAL OPPORTUNITIES
FUND
Year Ended 10/31/05                      (0.08) $   11.53             15.40%
Year Ended 10/31/04                      (0.14) $   10.07             13.23%
Year Ended 10/31/03                      (0.07) $    9.03             22.18%
Year Ended 10/31/02                      (0.05) $    7.46            (13.05%)
9/10/01 (a) To 10/31/01                     --  $    8.63             (5.99%)

                                                        RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS: (d)
                                            ----------------------------------------------
                                 NET ASSETS                     NET               EXPENSES
                                     END OF              INVESTMENT        WITHOUT WAIVERS     PORTFOLIO
                                     PERIOD      NET         INCOME         REIMBURSEMENTS      TURNOVER
                                    (000'S) EXPENSES         (LOSS)   AND EARNINGS CREDITS          RATE (e)
EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05              $    3,108     2.39%         (0.18%)                 2.53%          149%
Year Ended 10/31/04              $      302     2.50%          0.31%                  6.52%(f)       118%
Year Ended 10/31/03              $       95     2.50%          0.03%                 25.36%(f)        85%
Year Ended 10/31/02              $       41     2.50%         (0.34%)                36.79%(f)        69%
9/28/01 (a) To 10/31/01          $       11     2.50%         (2.00%)                12.62%(f)        76%

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05              $   12,463     1.97%          1.06%                  1.99%           22%
Year Ended 10/31/04              $      768     2.00%          0.49%                  2.44%(f)        24%
Year Ended 10/31/03              $      178     2.00%          0.74%                  6.19%(f)        16%
2/28/02 (a) To 10/31/02          $       22     2.00%          0.27%                 74.45%(f)        20%

INTERNATIONAL OPPORTUNITIES
FUND
Year Ended 10/31/05              $      980     2.07%(g)       0.45%                  2.11%           58%
Year Ended 10/31/04              $    1,199     2.40%          0.24%                  2.63%           98%
Year Ended 10/31/03              $    1,403     2.40%         (0.58%)                 2.89%           79%
Year Ended 10/31/02              $    1,365     2.40%         (0.30%)                 2.49%          121%
9/10/01 (a) To 10/31/01          $    2,950     2.40%         (0.95%)                 2.40%          110%



(d) Annualized for periods less than one year. (e) Not annualized for periods less than one year.
(f) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(g)  Effective February 19, 2005, the contractual expense limitation is 1.92%.

                                                                   PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------
                                                         INVESTMENT OPERATIONS:                           DISTRIBUTIONS:
                                         -------------------------------------------------------     ------------------------
                                                        NET REALIZED
                             NET ASSET          NET   AND UNREALIZED
                                VALUE,   INVESTMENT            GAINS                  TOTAL FROM            NET           NET
                             BEGINNING       INCOME      (LOSSES) ON     REDEMPTION   INVESTMENT     INVESTMENT      REALIZED
                             OF PERIOD       (LOSS)      INVESTMENTS           FEES   OPERATIONS         INCOME         GAINS
INTERNATIONAL VALUE FUND
Year Ended 10/31/05         $    10.41         0.14(b)          2.09             --(c)      2.23          (0.24)           --
Year Ended 10/31/04         $     8.46         0.21(b)          1.77             --         1.98          (0.03)           --
Year Ended 10/31/03         $     6.96        (0.07)(b)         1.82             --         1.75          (0.25)           --
Year Ended 10/31/02         $     8.28        (0.02)(b)        (1.18)            --        (1.20)         (0.12)           --
9/28/01 (a) To 10/31/01     $     8.12        (0.01)(b)         0.17             --         0.16             --            --

INTREPID EUROPEAN FUND
Year Ended 10/31/05         $    18.71         0.10(b)          4.09             --(c)      4.19          (0.04)        (1.12)
Year Ended 10/31/04         $    16.08         0.08(b)          2.55             --         2.63             --            --
Year Ended 10/31/03         $    12.63        (0.06)(b)         3.59             --         3.53          (0.08)           --
Year Ended 10/31/02         $    12.48         0.05(b)          0.10             --         0.15             --            --
Year Ended 10/31/01         $    17.38        (0.09)(b)        (3.12)            --        (3.12)            --         (1.69)

JAPAN FUND
Year Ended 10/31/05         $     6.64        (0.08)(b)         1.97             --(c)      1.89             --            --
Year Ended 10/31/04         $     6.36        (0.10)(b)         0.38             --         0.28             --            --
Year Ended 10/31/03         $     4.25        (0.11)(b)         2.22             --         2.11             --            --
Year Ended 10/31/02         $     5.13        (0.12)           (0.76)            --        (0.88)            --            --
Year Ended 10/31/01         $     7.93        (0.13)(b)        (2.67)            --        (2.80)            --            --



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.
(c)  Amount less than $0.01.

                                PER SHARE OPERATING PERFORMANCE:
                        ------------------------------------------------
                        DISTRIBUTIONS:
                        --------------
                                          NET ASSET                TOTAL
                                             VALUE,               RETURN
                                 TOTAL       END OF            (EXCLUDES
                         DISTRIBUTIONS       PERIOD        (SALES CHARGE) (f)
INTERNATIONAL VALUE FUND
Year Ended 10/31/05              (0.24)  $    12.40                21.69%
Year Ended 10/31/04              (0.03)  $    10.41                23.51%
Year Ended 10/31/03              (0.25)  $     8.46                25.97%
Year Ended 10/31/02              (0.12)  $     6.96               (14.72%)
9/28/01 (a) To 10/31/01             --   $     8.28                 1.97%

INTREPID EUROPEAN FUND
Year Ended 10/31/05              (1.16)  $    21.74                23.17%
Year Ended 10/31/04                 --   $    18.71                16.36%
Year Ended 10/31/03              (0.08)  $    16.08                28.13%
Year Ended 10/31/02                 --   $    12.63                 1.20%
Year Ended 10/31/01              (1.69)  $    12.48               (20.03%)

JAPAN FUND
Year Ended 10/31/05                 --   $     8.53                28.46%
Year Ended 10/31/04                 --   $     6.64                 4.40%
Year Ended 10/31/03                 --   $     6.36                49.65%
Year Ended 10/31/02                 --   $     4.25               (17.15%)
Year Ended 10/31/01                 --   $     5.13               (35.31%)

                                                       RATIOS/SUPPLEMENTAL DATA:
                            -------------------------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: (d)
                                           ----------------------------------------------
                            NET ASSETS                        NET                EXPENSES
                                END OF                 INVESTMENT         WITHOUT WAIVERS         PORTFOLIO
                                PERIOD          NET        INCOME          REIMBURSEMENTS          TURNOVER
                               (000'S)     EXPENSES        (LOSS)    AND EARNINGS CREDITS              RATE (f)
INTERNATIONAL VALUE FUND
Year Ended 10/31/05         $    1,314         1.94%         1.21%                   2.60%               76%
Year Ended 10/31/04         $      441         1.95%         2.21%                   7.71%(e)           108%
Year Ended 10/31/03         $      249         1.95%        (0.94%)                 10.41%(e)           132%
Year Ended 10/31/02         $      171         1.95%        (0.16%)                 15.43%(e)           138%
9/28/01 (a) To 10/31/01     $       10         1.95%        (1.15%)                 11.58%(e)            85%

INTREPID EUROPEAN FUND
Year Ended 10/31/05         $   12,716         2.06%         0.47%                   2.20%              281%
Year Ended 10/31/04         $   12,187         2.27%         0.47%                   2.64%              440%
Year Ended 10/31/03         $   11,583         2.35%        (0.47%)                  3.09%              717%
Year Ended 10/31/02         $   10,017         2.39%         0.38%                   3.20%            1,021%
Year Ended 10/31/01         $   10,905         2.50%        (0.62%)                  2.82%              564%

JAPAN FUND
Year Ended 10/31/05         $    1,927         2.36%        (1.13%)                  2.37%              164%
Year Ended 10/31/04         $      959         2.50%        (1.46%)                  4.44%(e)           221%
Year Ended 10/31/03         $      469         2.50%        (2.18%)                 20.70%(e)           797%
Year Ended 10/31/02         $      109         2.50%        (2.25%)                 22.96%(e)           409%
Year Ended 10/31/01         $      135         2.47%        (1.92%)                 11.24%(e)           196%



(d)  Annualized for periods less than one year.
(e) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(f)  Not annualized for periods less than one year.

CLASS C



                                                              PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------------
                                                           INVESTMENT OPERATIONS:                         DISTRIBUTIONS:
                                           ------------------------------------------------------    ------------------------
                                                          NET REALIZED
                               NET ASSET          NET   AND UNREALIZED
                                  VALUE,   INVESTMENT            GAINS                 TOTAL FROM           NET           NET
                               BEGINNING       INCOME      (LOSSES) ON    REDEMPTION   INVESTMENT    INVESTMENT      REALIZED
                               OF PERIOD       (LOSS)      INVESTMENTS          FEES   OPERATIONS        INCOME         GAINS
INTERNATIONAL EQUITY FUND
Year Ended 10/31/05           $    26.91         0.20             3.69            --(c)      3.89         (0.23)           --
Year Ended 10/31/04           $    23.05         0.11(b)          3.86            --         3.97         (0.11)           --
1/31/03 (a) To 10/31/03       $    18.43         0.08(b)          4.65            --         4.73         (0.11)           --

INTREPID EUROPEAN FUND
Year Ended 10/31/05           $    18.69         0.09(b)          4.10            --(c)      4.19         (0.04)        (1.12)
Year Ended 10/31/04           $    16.06         0.08(b)          2.55            --         2.63            --            --
Year Ended 10/31/03           $    12.62        (0.06)(b)         3.58            --         3.52         (0.08)           --
Year Ended 10/31/02           $    12.47         0.05(b)          0.10            --         0.15            --            --
Year Ended 10/31/01           $    17.37        (0.08)(b)        (3.13)           --        (3.21)           --         (1.69)



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.
(c)  Amount less than $0.01.

                                  PER SHARE OPERATING PERFORMANCE:
                          ------------------------------------------------
                          DISTRIBUTIONS:
                          --------------
                                             NET ASSET               TOTAL
                                                VALUE,              RETURN
                                   TOTAL        END OF           (EXCLUDES
                           DISTRIBUTIONS        PERIOD       (SALES CHARGE) (e)
INTERNATIONAL EQUITY FUND
Year Ended 10/31/05                (0.23)   $    30.57               14.49%
Year Ended 10/31/04                (0.11)   $    26.91               17.26%
1/31/03 (a) To 10/31/03            (0.11)   $    23.05               25.70%

INTREPID EUROPEAN FUND
Year Ended 10/31/05                (1.16)   $    21.72               23.20%
Year Ended 10/31/04                   --    $    18.69               16.38%
Year Ended 10/31/03                (0.08)   $    16.06               28.09%
Year Ended 10/31/02                   --    $    12.62                1.20%
Year Ended 10/31/01                (1.69)   $    12.47              (20.04%)

                                                         RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: (d)
                                              ---------------------------------------------
                               NET ASSETS                        NET               EXPENSES
                                   END OF                 INVESTMENT        WITHOUT WAIVERS        PORTFOLIO
                                   PERIOD          NET        INCOME         REIMBURSEMENTS         TURNOVER
                                  (000'S)     EXPENSES        (LOSS)   AND EARNINGS CREDITS             RATE (e)
INTERNATIONAL EQUITY FUND
Year Ended 10/31/05            $   25,279         1.98%         0.68%                  2.05%              22%
Year Ended 10/31/04            $    8,346         2.00%         0.40%                  2.44%(f)           24%
1/31/03 (a) To 10/31/03        $    1,681         2.00%         0.48%                  2.85%(f)           16%

INTREPID EUROPEAN FUND
Year Ended 10/31/05            $    3,730         2.06%         0.42%                  2.19%             281%
Year Ended 10/31/04            $    3,165         2.27%         0.46%                  2.63%             440%
Year Ended 10/31/03            $    2,914         2.35%        (0.42%)                 3.09%             717%
Year Ended 10/31/02            $    2,512         2.39%         0.36%                  3.20%           1,021%
Year Ended 10/31/01            $    2,922         2.50%        (0.55%)                 2.82%             564%



(d)  Annualized for periods less than one year.
(e)  Not annualized for periods less than one year.
(f) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
               AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER
                        SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.


FUND                                              CLASS    NET EXPENSE RATIO   GROSS EXPENSE RATIO
----------------------------------------------   -------   -----------------   -------------------
JPMorgan International Equity Fund               Class A         1.31%                1.48%
                                                 Class B         1.97%                1.97%
                                                 Class C         1.98%                1.98%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:


- On February 28, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;


-    Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-    There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERNATIONAL EQUITY FUND

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

For Class A and Class C shares, the numbers shown in the table are for "with and without redemption" except that the numbers shown for Class C shares for the period ending December 31, 2006 assume no redemption.

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


                                           CLASS A                                            CLASS C(1)
                       -------------------------------------------------   -------------------------------------------------
                                      GROSS         NET          NET                      GROSS          NET         NET
                         ANNUAL     CUMULATIVE   CUMULATIVE     ANNUAL       ANNUAL     CUMULATIVE   CUMULATIVE     ANNUAL
PERIOD ENDED             COSTS        RETURN       RETURN       RETURN       COSTS        RETURN        RETURN      RETURN
--------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
February 28, 2007      $      651     (0.51%)      (1.75%)      (1.75%)    $      202      5.00%        3.02%        3.02%
February 29 2008       $      148      4.46%        1.70%        3.52%     $      207     10.25%        6.13%        3.02%
February 28, 2009      $      153      9.68%        5.28%        3.52%     $      213     15.76%        9.34%        3.02%
February 28, 2010      $      159     15.17%        8.99%        3.52%     $      220     21.55%       12.64%        3.02%
February 28, 2011      $      164     20.93%       12.83%        3.52%     $      226     27.63%       16.04%        3.02%
February 29, 2012      $      170     26.97%       16.80%        3.52%     $      233     34.01%       19.54%        3.02%
February 28, 2013      $      176     33.32%       20.91%        3.52%     $      240     40.71%       23.15%        3.02%
February 28, 2014      $      182     39.99%       25.17%        3.52%     $      248     47.75%       26.87%        3.02%
February 28, 2015      $      189     46.99%       29.57%        3.52%     $      255     55.13%       30.71%        3.02%
February 29, 2016      $      195     54.34%       34.13%        3.52%     $      263     62.89%       34.65%        3.02%


----------

(1) The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended December 31, 2006) would be as follows:



          ANNUAL COSTS   GROSS CUMULATIVE RETURN   NET CUMULATIVE RETURN   NET ANNUAL RETURN
          ------------   -----------------------   ---------------------   -----------------
             $ 301                4.00%                    2.02%                  2.02%

                                                                   CLASS B(1)
                    ----------------------------------------------------------------------------------------------------------
                                                        GROSS                       NET                        NET
                             ANNUAL                  CUMULATIVE                 CUMULATIVE                   ANNUAL
                             COSTS                     RETURN                     RETURN                     RETURN
                    -------------------------  -------------------------  -------------------------  -------------------------
                      WITHOUT       WITH         WITHOUT       WITH         WITHOUT       WITH         WITHOUT       WITH
PERIOD ENDED        REDEMPTION  REDEMPTION(2)  REDEMPTION  REDEMPTION(2)  REDEMPTION  REDEMPTION(2)  REDEMPTION  REDEMPTION(2)
-----------------   ----------  -------------  ----------  -------------  ----------  -------------  ----------  -------------
February 28, 2007   $      200  $         700     5.00%         0.00%        3.03%        (1.97%)       3.03%       (1.97%)
February 29, 2008   $      206  $         606    10.25%         6.25%        6.15%         2.15%        3.03%       (0.85%)
February 28, 2009   $      212  $         512    15.76%        12.76%        9.37%         6.37%        3.03%        0.20%
February 28, 2010   $      219  $         519    21.55%        18.55%       12.68%         9.68%        3.03%        0.29%
February 28, 2011   $      225  $         425    27.63%        25.63%       16.10%        14.10%        3.03%        1.26%
February 29, 2012   $      232  $         332    34.01%        33.01%       19.61%        18.61%        3.03%        2.17%
February 28, 2013   $      239  $         239    40.71%        40.71%       23.24%        23.24%        3.03%        3.03%
February 28, 2014   $      246  $         246    47.75%        47.75%       26.97%        26.97%        3.03%        3.03%
February 28, 2015   $      191  $         191    55.13%        55.13%       31.44%        31.44%        3.52%        3.52%
February 29, 2016   $      198  $         198    62.89%        62.89%       36.07%        36.07%        3.52%        3.52%


----------

(1)  Class B shares automatically convert to Class A shares after eight years.
(2) The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTEQABC-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN INTERNATIONAL EQUITY FUNDS
SELECT CLASS SHARES

JPMORGAN ASIA EQUITY FUND
JPMORGAN EMERGING MARKETS EQUITY FUND
JPMORGAN INTERNATIONAL EQUITY FUND
JPMORGAN INTERNATIONAL OPPORTUNITIES FUND
JPMORGAN INTERNATIONAL VALUE FUND
JPMORGAN INTREPID EUROPEAN FUND
JPMORGAN INTREPID INTERNATIONAL FUND
JPMORGAN JAPAN FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Asia Equity Fund                                                       1

JPMorgan Emerging Markets Equity Fund                                           8

JPMorgan International Equity Fund                                             15

JPMorgan International Opportunities Fund                                      22

JPMorgan International Value Fund                                              29

JPMorgan Intrepid European Fund                                                35

JPMorgan Intrepid International Fund                                           42

JPMorgan Japan Fund                                                            47

The Funds' Management and Administration                                       54

    Additional Compensation to Financial Intermediaries                        56

How to Do Business with the Funds                                              57

    Purchasing Fund Shares                                                     57

    Networking and Sub-Transfer Agency Fees                                    61

    Exchanging Fund Shares                                                     61

    Redeeming Fund Shares                                                      62

Shareholder Information                                                        65

    Distributions and Taxes                                                    65

    Shareholder Statements and Reports                                         65

    Availability of Proxy Voting Record                                        66

    Portfolio Holdings Disclosure                                              66

Risk and Reward Elements                                                       67

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                             72

Financial Highlights                                                           74

Appendix A-Legal Proceedings and Additional Fee and
Expense Information                                                            78

How To Reach Us                                                        BACK COVER

JPMORGAN ASIA EQUITY FUND
  (formerly JPMorgan Fleming Asia Equity Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.

The Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile

                                                     PROSPECTUS FEBRUARY 28 2006

and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated by are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002    -15.96%
2003     39.27%
2004     12.48%
2005     18.47%

BEST QUARTER 2nd quarter, 2003              18.94%
WORST QUARTER 3rd quarter, 2002            -16.52%

  * The performance figures in the bar chart prior to 1/1/03 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Select Shares, but whose shares are not being offered in this prospectus.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHARES PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                                    PAST 1 YEAR  LIFE OF FUND
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                       18.47         12.68

Return After Taxes on Distributions                                       17.19         12.43

Return After Taxes on Distributions and Sale of Fund Shares               12.41         11.03

MSCI ALL COUNTRY FAR EAST EX JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       21.84         22.63

LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         29.56         24.66


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * The performance figures in the table for the period before Select Class Shares were launched on June 28, 2002 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Select Class Shares, but whose shares are not being offered in this prospectus.

(1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                     2.00

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         1.00
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.67
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.92
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.42)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.


                                          1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                153         562        998        2,209

JPMORGAN EMERGING MARKETS EQUITY FUND
  (formerly JPMorgan Fleming Emerging Markets Equity Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, JPMIM seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Stocks are assessed using two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are considered predominantly speculative and are more sensitive to economic news and their issuers have a less secure financial position.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Index, a broad-based securities market index, and the Lipper Emerging Market Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996        8.50%
1997       -7.63%
1998      -30.79%
1999       59.10%
2000      -30.36%
2001       -4.67%
2002       -9.22%
2003       50.44%
2004       36.93%
2005       28.02%

BEST QUARTER 4th quarter, 1999                 25.83%
WORST QUARTER 2nd quarter, 1998               -23.69%

  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to current expenses of the Select Class Shares) from 1/1/95 to 9/10/01.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                         PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                            28.02          17.94            5.78

Return After Taxes on Distributions                                            27.96          17.68            5.29

Return After Taxes on Distributions and Sale of Fund Shares                    18.28          15.71            4.70

MSCI EMERGING MARKETS EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            34.54          19.44            6.98

LIPPER EMERGING MARKET FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                              32.65          19.22            7.56


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on September 10, 2001 is based on the performance of the a retail feeder that was merged out of existence whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares from January 1, 1995 to September 10, 2001.

^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                                                       2.00

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                                                           1.00
DISTRIBUTION (RULE 12b-1) FEES                                                                            NONE
SHAREHOLDER SERVICE FEES                                                                                  0.25
OTHER EXPENSES(1)                                                                                         0.38
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                                        1.63



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR      3 YEARS     5 YEARS       10 YEARS
---------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                166          514         887         1,933

JPMORGAN INTERNATIONAL EQUITY FUND
  (formerly JPMorgan Fleming International Equity Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser of the Fund is JPMIM. In managing the Fund, the adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996       10.45%
1997        5.11%
1998       13.54%
1999       39.16%
2000      -16.59%
2001      -16.99%
2002      -12.29%
2003       31.93%
2004       18.64%
2005       11.19%

BEST QUARTER 4th quarter, 1999                             27.13%
WORST QUARTER 3rd quarter, 2002                           -19.71%

(1) The Fund's fiscal year end is 10/31.

  * On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust assets.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   11.19            4.85             6.84

Return After Taxes on Distributions                                   10.66            4.62              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares            7.87            4.14              N/A(1)

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   13.54            4.55             5.84

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     15.67            5.33             7.74


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust assets.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

  ^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                      2.00

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEE                                                           0.80
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25
OTHER EXPENSES(1)                                                        0.18
-----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.23
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.17)
-----------------------------------------------------------------------------
NET EXPENSES(2)                                                          1.06



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.06% of its average daily net asset through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns for Select Class Shares and your actual costs may be higher or lower.


                                    1 YEAR        3 YEARS         5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           108            374             659           1,474

JPMORGAN INTERNATIONAL OPPORTUNITIES FUND
  (formerly JPMorgan Fleming International Opportunities Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

Investments in the Fund are bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund.

Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one ore more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) EAFE Index, a broad-based market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        3.47%
1999       40.05%
2000      -16.40%
2001      -19.61%
2002      -17.37%
2003       34.58%
2004       16.35%
2005       13.91%

BEST QUARTER 4th quarter, 1998                               21.81%
WORST QUARTER 3rd quarter, 1998                             -21.38%

  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder fund that was merged out of existence (whose investment program was identical to and whose expenses were substantially the similar to the current expenses of the Select Class Shares) from 2/26/97 (commencement of operations) to 9/10/01.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                              PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUNDS
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                 13.91            3.45            4.35

Return After Taxes on Distributions                                 13.55            3.02            3.76

Return After Taxes on Distributions and Sale of Fund Shares          9.36            2.79            3.46

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 13.54            4.55            6.16

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                   15.67            5.33            6.92


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on September 10, 2001 is based on the performance of the a retail feeder that was merged out of existence whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares from January 1, 1995 to September 10, 2001.

(1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

  ^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                                                       2.00

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                           0.60
DISTRIBUTION (RULE 12b-1) FEES                                                                            NONE
SHAREHOLDER SERVICE FEES                                                                                  0.25
OTHER EXPENSES(1)                                                                                         0.30
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                                        1.15



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.17% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with cost of investing in other mututal funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.


                                         1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                117          365          633         1,398

JPMORGAN INTERNATIONAL VALUE FUND
  (formerly JPMorgan Fleming International Value Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as low price to book and price to earnings ratios

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to MSCI EAFE Value Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996        8.41%
1997        1.17%
1998       13.48%
1999       29.92%
2000      -18.05%
2001      -22.47%
2002      -17.62%
2003       39.83%
2004       24.75%
2005       20.15%

BEST QUARTER 2nd quarter, 2003                             21.30%
WORST QUARTER 3rd quarter, 2002                           -20.92%

  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder fund that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to the current expenses of the Select Class Shares) from 1/1/95 (former feeder fund commencement of operations) to 9/10/01.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*^


                                                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   20.15            6.01            5.90

Return After Taxes on Distributions                                   19.89            4.65            3.56

Return After Taxes on Distributions and Sale of Fund Shares           13.37            4.27            3.70

MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSES OR TAX)                      13.80            7.09            8.21

LIPPER INTERNATIONAL EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     15.67            5.33            7.74


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on September 10, 2001 is based on the performance of the a retail feeder that was merged out of existence whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares from January 1, 1995 to September 10, 2001.

^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                   2.00


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                       0.60
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.42
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                    1.27



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.41% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 129           403          697         1,534

JPMORGAN INTREPID EUROPEAN FUND
  (formerly JPMorgan Fleming Intrepid European Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities,and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the adviser uses a bottom up stock selection process that focuses on the value and growth characteristics of stocks.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal,

Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investment

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996       28.10%
1997       21.38%
1998       28.17%
1999       36.06%
2000      -14.73%
2001      -12.35%
2002       -7.49%
2003       44.97%
2004       19.00%
2005       18.67%

BEST QUARTER 4th quarter, 1999                                            33.36%
WORST QUARTER 3rd quarter, 1998                                          -16.97%

  * The performance figures in the bar chart prior to 1/1/02 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHARES PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                              PAST 1 YEAR  PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                 18.67         10.70            14.41

Return After Taxes on Distributions                                 13.74          9.37            12.43

Return After Taxes on Distributions and Sale of Fund Shares         12.83          8.63            11.69

MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  9.42          3.68             9.38

LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                   13.88          4.17            10.81


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * The performance figures in this table for the period before Select Class Shares were launched on 9/10/01 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1) The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

  ^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                      2.00

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEE                                                           0.65
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25
OTHER EXPENSES(1)                                                        0.44
-----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                       1.34



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  136         425        734       1,613

JPMORGAN INTREPID INTERNATIONAL FUND
  (formerly JPMorgan Tax Aware International Opportunities Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as a tool in the management of portfolio assets. The Fund may also use derivatives to hedge various investments and for risk management.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may invest in asset-backed securities.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940 (the "1940 Act").

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment goal.

- The Fund does not represent a complete investment program.

- The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1),(2)


2002      -16.11%
2003       35.68%
2004       16.17%
2005       14.34%

BEST QUARTER 2nd quarter, 2003                                      19.65%
WORST QUARTER 3rd quarter, 2002                                    -19.63%

  * Prior to 12/15/05 the Fund was managed in a tax-sensitive manner.


(1) The performance figures in the bar chart are based on the performance of Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(2) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                                         PAST 1 YEAR    LIFE OF FUND
----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                            14.34            6.32

Return After Taxes on Distributions                                            14.09            6.10

Return After Taxes on Distributions and Sale of Fund Shares                     9.65            5.42

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            13.54            6.71

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                              15.67            7.57


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * The performance figures in this table for the period before Select Class Shares were launched are based on the historical performance of Institutional Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares. Prior to 12/15/05, the Fund was managed in a tax-sensitive manner.


(1) The Fund commenced operations on 4/30/01.

  ^ Investors cannot invest directly in an index.


ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                      2.00

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                           0.85
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES(1)                                                         0.26
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                           1.36
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                (0.11)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                           1.25



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent that total annual operating expenses of Select Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.25% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                     1 YEAR       3 YEARS        5 YEARS       10 YEARS
---------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            127           420            734          1,626

JPMORGAN JAPAN FUND
  (formerly JPMorgan Fleming Japan Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 67-71.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its Assets will be invested in securities traded on Japanese markets.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements. The Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers. To temporarily defend its Assets during adverse market, economic, policial or other conditions, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is JPMIM. The Fund is managed using an active style of portfolio management which focuses on stock selection. JPMIM focuses on fundamental company research to identify attractive stock-picking investment opportunities. The adviser interviews the management of companies in order to identify the best investment opportunities available. The Fund invests in all sizes of companies, most of which are generating above average earnings growth, whose share price is at an attractive valuation and for which the adviser can identify a catalyst for a re-rating of the valuation. JPMIM's investment process considers sector, economic and a wide range of market factors that are important to portfolio construction.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile.

The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect investment returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan's economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan's economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders.

The trading volumes on some of the Fund's holdings is much lower than in the U.S. and consequently some securities held by the Fund may be less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions may differ from those paid by US investors, although institutional trading commissions are not dissimilar to U.S. levels.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investment

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index, the Morgan Stanley Capital International (MSCI) Japan Index, two broad-based securities market indices, and the Lipper Japan Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996      -11.10%
1997        1.63%
1998      -19.67%
1999       60.29%
2000      -33.91%
2001      -29.41%
2002      -12.02%
2003       44.71%
2004       18.11%
2005       34.76%

BEST QUARTER 2nd quarter, 2003                                            21.36%
WORST QUARTER 3rd quarter, 2001                                          -20.48%


  * The performance figures in this bar chart for the period before Select Class Shares were launched on 2/28/2006 are based on the historical performance of Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                 34.76          7.42             0.96

Return After Taxes on Distributions                                 34.33          7.36             0.62

Return After Taxes on Distributions and Sale of Fund Shares         22.72          6.40             0.60

TOKYO STOCK EXCHANGE (TOPIX) 1ST SECTION INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 25.98          5.42            (0.12)

MSCI JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 25.52          4.60            (0.16)

LIPPER JAPAN FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                   29.31          5.70             2.72


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * The performance figures in this table for the period before Select Class Shares were launched on February 28, 2006 are based on the historical performance of Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. Performance of the indexes is from November 30, 1995.


(1) The Fund commenced operations on 11/2/1995.

  ^ Investors cannot invest directly in an index.


ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of Select Class Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                2.00

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                           1.00
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES(1)                                                         0.34
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                           1.59
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                  (0.09)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                           1.50



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.


                                                    1 YEAR      3 YEARS      5 YEARS       10 YEARS
---------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                           153          493          857          1,882

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for Emerging Markets Equity, International Opportunities, International Value, International Equity, Intrepid European, Intrepid International and Japan Funds . JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                                                        %
-----------------------------------------------------------------------------
ASIA EQUITY FUND                                                         0.58

EMERGING MARKETS EQUITY FUND                                             0.55

INTERNATIONAL EQUITY FUND                                                0.80

INTERNATIONAL OPPORTUNITIES FUND                                         0.60

INTERNATIONAL VALUE FUND                                                 0.55

INTREPID EUROPEAN FUND                                                   0.57

INTREPID INTERNATIONAL FUND                                              0.78

JAPAN FUND                                                               1.00



A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended October 31.

THE PORTFOLIO MANAGERS

ASIA EQUITY FUND


JF International Management Inc. (JFIMI) is the sub-adviser to the Asia Equity Fund. The management team at JFIMI is led by Michael A. K. Koh, Andrew Swan and Joshua Tay. Mr. Koh, a Managing Director, has been with JFIMI since 1981. Mr. Koh is a Philippines country specialist. Mr. Swan, Vice President of JFIMI, has been with the sub-adviser since 1994 and has been an investment manager since 2004. Mr. Tay is a fund manager of JF Asset Management Ltd. (Singapore), an affiliate of JFIMI, since 1996.


EMERGING MARKETS EQUITY FUND


The management team is led by Austin Forey. Mr. Forey, a Managing Director, who has been with JPMIM and its affiliates since 1988 and a portfolio manager since 1994. Working with Mr. Forey will be Gregory A. Mattiko, Vice President, and Ashraf El Ansary. Mr. Mattiko is a Vice President of JPMIM and has been with JPMIM since 2003. Prior to joining JPMIM, Mr. Mattiko was a director of portfolio management for Value Management & Research AG, based in Kronberg, Germany, since 1997 where he was responsible for European long/short, European technology, global, and U.S. equity funds. Mr. El Ansary is a Vice President of JPMIM and has been an employee of JPMIM and its affiliates since 1999.


INTERNATIONAL EQUITY FUND

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director in charge of EAFE Funds. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMIM, manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMIM and its affiliates (or one of its predecessors) since 1996.

INTERNATIONAL OPPORTUNITIES FUND


The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997. Also on the management team are Nigel
F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August, 1997 and Pavlos
M. Alexandrakis, Vice President and CFA charterholder, who joined JPMIM and its affiliates in 2002. Previously, Mr. Alexandrakis was a Senior Vice President/Director at Pioneer Investment Management in Boston from 1998 to 2002.


INTERNATIONAL VALUE FUND


The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in August 1997, Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President and CFA charterholder, who joined JPMIM and its affiliates in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Previously, Mr. Alexandrakis was a Senior Vice President/Director at Pioneer Investment Management in Boston from 1998 to 2002.


INTREPID EUROPEAN FUND

The Fund is co-managed by Ajay Gambhir and John Baker. Mr. Gambhir is a Managing Director of the European Equity Group and has managed the Fund since August 2000. Mr. Gambhir joined JPMIM and its affiliates in December, 1997, as a fund manager in the European Equity Group and was appointed Assistant Director in April, 2000. Mr. Baker is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994.

INTREPID INTERNATIONAL FUND

The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

JAPAN FUND


The Fund is co-managed by Stuart Cox and Stephen Mitchell of JPMIM's Japan Portfolio Group (JPG) in London. Mr. Cox joined the JPG in 2004 from Insight Investment where he spent one and a half years as a Director of Japanese Equities. Prior to that Mr. Cox spent one and a half years at Rothschild Asset Management (later acquired by Insight Investment). Mr. Cox previously spent 7 years at Lombard Odier in London initially as a Japanese equity analyst before becoming Portfolio Manager in his last five years and being promoted to Assistant Director at the time of his departure. Mr. Mitchell, Managing Director, heads the JPG in Japan and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1986.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.


THE FUNDS' ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which
JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

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HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreement with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares -- See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.


- Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

- JPMorgan Funds.

- JPMorgan Chase and its subsidiaries and affiliates.

See "How do I open an account?"


- For further information on investment minimums or eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?


Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?


Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.


Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)

Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES


The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?

If you sell your shares of a Fund offered in this prospectus within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.

This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare and pay any net investment income annually, except for the International Equity Fund which declares and pays net investment income quarterly. The Funds declare and pay capital gain at least annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive properly designated distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the value of each Fund's total assets at the close of each taxable year will consist of stock or securities in foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder.


The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD


The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN AND OTHER
MARKET CONDITIONS

- Each Fund's share price and             - Stocks have generally outperformed      - Under normal circumstances each Fund
  performance will fluctuate in response    more stable investments (such as bonds    plans to remain fully invested in
  to stock and bond market movements        and cash equivalents) over the long       accordance with its policies and may
                                            term                                      invest uninvested cash in affiliated
- The value of most bonds will fall when                                              money market funds; equity investments
  interest rates rise; the longer a       - Foreign investments, which represent a    may include common stock, convertible
  bond's maturity and the lower its         major portion of the world's              securities, preferred stocks,
  credit quality, the more its value        securities, offer attractive potential    depositary receipts (such as ADRs and
  typically falls                           performance and opportunities for         EDRs), trust or partnership interests,
                                            diversification                           warrants, rights, and investment
- A Fund could lose money because of                                                  company securities
  foreign government actions, political   - Most bonds will rise in value when
  instability, or lack of adequate          interest rates fall                     - Each Fund seeks to limit risk and
  and/or accurate information                                                         enhance performance through active
                                          - Foreign bonds, which represent a major    management, country allocation and
- Investment risks tend to be higher in     portion of the world's fixed income       diversification
  emerging markets; these markets also      securities, offer attractive
  present higher liquidity and valuation    potential performance and               - During severe market downturns, each
  risks                                     opportunities for diversification         Fund has the option of investing up to
                                                                                      100% of assets in high quality
- Adverse market, economic, political or  - Emerging markets can offer higher         short-term instruments
  other conditions may from time to time    returns
  cause a Fund to take temporary
  defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder a
  Fund from achieving its investment
  objective

- For the Emerging Markets Equity Fund,
  there are heightened risks associated
  specifically with establishing record
  ownership and custody of Russian
  securities

- The Asia Equity Fund, Intrepid
  European Fund and International Equity
  Fund are non-diversified, which means
  that a relatively high percentage of
  each Fund's assets may be invested in
  a limited number of issuers.
  Therefore, its performance may be more
  vulnerable to changes in the market
  value of a single issuer or a group of
  issuers

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its           - A Fund could outperform its benchmark   - The adviser focuses its active
  benchmark due to its securities           due to these same choices                 management on securities selection,
  choices and other management decisions                                              the area where it believes its
                                                                                      commitment to research can most
                                                                                      enhance returns

FOREIGN CURRENCIES

- Currency exchange rate movements could  - Favorable exchange rate movements       - Except as noted earlier in this
  reduce gains or create losses             could generate gains or reduce losses     prospectus, each Fund manages the
                                                                                      currency exposure of its foreign
- Currency and investment risks tend to                                               investments relative to its benchmark
  be higher in emerging markets; these                                                and may hedge a portion of its foreign
  markets also present higher                                                         currency exposure into the U.S. dollar
  liquidity and valuation risks                                                       from time to time (see also
                                                                                      "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before      - A Fund can take advantage of            - Each Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - Each Fund uses derivatives for hedging
  swaps, and forward foreign currency       underlying positions can reduce or        and for risk management (i.e., to
  contracts(1) that are used for hedging    eliminate losses at low cost              establish or adjust exposure to
  the portfolio or specific securities                                                particular securities, markets or
  may not fully offset the underlying     - A Fund could make money and protect       currencies); risk management may
  positions and this could result in        against losses if the investment          include management of a Fund's
  losses to the Fund that would not have    analysis proves correct                   exposure relative to its benchmark
  otherwise occurred
                                          - Derivatives that involve leverage       - Each Fund only establishes hedges that
- A Fund may have difficulty exiting a      could generate substantial gains at       they expect will be highly correlated
  derivatives position                      low cost                                  with underlying positions

- Derivatives used for risk management                                              - The Asia Equity, Intrepid European and
  or, for certain Funds, to increase the                                              International Equity Funds may use
  Fund's gain may not have the intended                                               derivatives in an effort to produce
  effects and may result in losses or                                                 increased gains
  missed opportunities

- The counterparty to a derivatives
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When a Fund lends a security, there is  - A Fund may enhance income through the   - The adviser maintains a list of
  a risk that the loaned securities may     investment of the collateral received     approved borrowers
  not be returned if the borrower or the    from the borrower
  lending agent defaults                                                            - A Fund receives collateral equal to at
                                                                                      least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify a Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing    - These holdings may offer more           - No Fund may invest more than 15% of
  these holdings precisely                  attractive yields or potential growth     net assets in illiquid holdings
                                            than comparable widely traded
- A Fund could be unable to sell these      securities                              - To maintain adequate liquidity to meet
  holdings at the time or price it                                                    redemptions, each Fund may hold
  desires                                                                             high-quality short-term instruments
                                                                                      (including repurchase agreements) and
                                                                                      for temporary or extraordinary
                                                                                      purposes, may borrow from banks up to
                                                                                      33 1/3% of the value of its total
                                                                                      assets

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SHORT-TERM TRADING

- Increased trading could raise a Fund's  - A Fund could realize gains in a short   - Each Fund generally avoids short-term
  brokerage and related costs               period of time                            trading, except to take advantage of
                                                                                      attractive or unexpected
- Increased short-term capital gains      - A Fund could protect against losses if    opportunities or to meet demands
  distributions could raise                 a stock is overvalued and its value       generated by shareholder activity
  shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


SELECT CLASS



                                                                   PER SHARE OPERATING PERFORMANCE:
                               ------------------------------------------------------------------------------------------------
                                                             INVESTMENT OPERATIONS:                          DISTRIBUTIONS:
                                            -------------------------------------------------------    ------------------------
                                                            NET REALIZED
                                NET ASSET          NET    AND UNREALIZED
                                   VALUE,   INVESTMENT             GAINS                 TOTAL FROM           NET           NET
                                BEGINNING       INCOME       (LOSSES) ON    REDEMPTION   INVESTMENT    INVESTMENT      REALIZED
                                OF PERIOD       (LOSS)       INVESTMENTS          FEES   OPERATIONS        INCOME         GAINS
ASIA EQUITY FUND
Year Ended 10/31/05            $    18.37         0.15              3.50            --(d)      3.65         (0.20)           --
Year Ended 10/31/04            $    17.80         0.14(c)           0.60            --         0.74         (0.17)           --
Year Ended 10/31/03            $    13.71         0.16(c)           3.93            --         4.09            --            --
6/28/02 (a) To 10/31/02        $    15.86           --(d)          (2.15)           --        (2.15)           --            --

EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05            $     9.58        (0.06)             2.90            --(d)      2.84         (0.06)           --
Year Ended 10/31/04            $     7.53         0.08(c)           2.06            --         2.14         (0.09)           --
Year Ended 10/31/03            $     5.23         0.05(c)           2.28            --         2.33         (0.03)           --
Year Ended 10/31/02            $     5.13         0.03(c)           0.12            --         0.15         (0.05)           --
Year Ended 10/31/01 (b)        $     6.73         0.05(c)          (1.61)           --        (1.56)        (0.04)           --

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05            $    27.14         0.45              3.75            --(d)      4.20         (0.44)           --
Year Ended 10/31/04            $    23.19         0.33(c)           3.90            --         4.23         (0.28)           --
Year Ended 10/31/03            $    19.45         0.30(c)           3.72            --         4.02         (0.28)           --
Year Ended 10/31/02            $    21.20         0.21(c)          (1.84)           --        (1.63)        (0.12)           --
Year Ended 10/31/01            $    32.00         0.39             (6.35)           --        (5.96)        (0.18)        (4.66)



(a)  Commencement of operations.
(b) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
(c)  Calculated based upon average shares outstanding.
(d)  Amount rounds to less than $0.01.

                                   PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                             DISTRIBUTIONS:
                             --------------
                                                  NET ASSET          TOTAL
                                                     VALUE,         RETURN
                                      TOTAL          END OF      (EXCLUDES
                              DISTRIBUTIONS          PERIOD (SALES CHARGE) (e)
ASIA EQUITY FUND
Year Ended 10/31/05                   (0.20)   $      21.82          19.99%
Year Ended 10/31/04                   (0.17)   $      18.37           4.21%
Year Ended 10/31/03                      --    $      17.80          29.83%
6/28/02 (a) To 10/31/02                  --    $      13.71         (13.56)%

EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05                   (0.06)   $      12.36          29.77%
Year Ended 10/31/04                   (0.09)   $       9.58          28.72%
Year Ended 10/31/03                   (0.03)   $       7.53          44.84%
Year Ended 10/31/02                   (0.05)   $       5.23           2.75%
Year Ended 10/31/01 (b)               (0.04)   $       5.13         (23.23)%

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05                   (0.44)   $      30.90          15.50%
Year Ended 10/31/04                   (0.28)   $      27.14          18.31%
Year Ended 10/31/03                   (0.28)   $      23.19          20.90%
Year Ended 10/31/02                   (0.12)   $      19.45          (7.74)%
Year Ended 10/31/01                   (4.84)   $      21.20         (21.62)%

                                                         PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------
                                                             RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: (f)
                                               ----------------------------------------------------
                                 NET ASSETS                               NET              EXPENSES
                                     END OF                        INVESTMENT       WITHOUT WAIVERS       PORTFOLIO
                                     PERIOD            NET             INCOME        REIMBURSEMENTS        TURNOVER
                                    (000'S)       EXPENSES             (LOSS)  AND EARNINGS CREDITS            RATE (e)
ASIA EQUITY FUND
Year Ended 10/31/05            $     69,986           1.50%              1.25%                 1.95%             78%
Year Ended 10/31/04            $     18,101           1.50%              0.78%                 2.17%            175%
Year Ended 10/31/03            $     24,443           1.50%              1.17%                 2.71%            172%
6/28/02 (a) To 10/31/02        $     14,043           1.50%             (0.03)%                2.58%            106%

EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05            $    127,937           1.64%              0.51%                 1.69%            149%
Year Ended 10/31/04            $     32,733           1.75%              0.96%                 2.13%            118%
Year Ended 10/31/03            $     22,620           1.75%              0.88%                 2.26%             85%
Year Ended 10/31/02            $     18,660           1.75%              0.56%                 2.04%             69%
Year Ended 10/31/01 (b)        $     22,253           1.75%              0.78%                 2.11%             76%

INTERNATIONAL EQUITY FUND
Year Ended 10/31/05            $  2,520,087           1.07%(g)           1.66%                 1.28%             22%
Year Ended 10/31/04            $  1,243,387           1.10%              1.28%                 1.52%             24%
Year Ended 10/31/03            $    813,466           1.10%              1.45%                 1.55%             16%
Year Ended 10/31/02            $    247,426           1.03%              1.03%                 1.54%             20%
Year Ended 10/31/01            $    181,296           1.00%              0.87%                 1.54%             33%



(e)  Not annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g)  Effective February 19, 2005, the contractual expense limiation is 1.06%

                                                                 PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                                         INVESTMENT OPERATIONS:                                 DISTRIBUTIONS:
                                            ----------------------------------------------                 ------------------------
                                                                NET REALIZED
                                NET ASSET          NET        AND UNREALIZED
                                   VALUE,   INVESTMENT                 GAINS                 TOTAL FROM           NET           NET
                                BEGINNING       INCOME           (LOSSES) ON    REDEMPTION   INVESTMENT    INVESTMENT      REALIZED
                                OF PERIOD       (LOSS)           INVESTMENTS          FEES   OPERATIONS        INCOME         GAINS
INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/05            $    10.31         0.17                 1.50            --(e)      1.67         (0.23)           --
Year Ended 10/31/04            $     9.22         0.15(d)              1.18            --         1.33         (0.24)           --
Year Ended 10/31/03            $     7.53         0.05(d)              1.72            --         1.77         (0.08)           --
Year Ended 10/31/02            $     8.64         0.08                (1.10)           --        (1.02)        (0.09)           --
12/1/00 To 10/31/01 (b)(c)     $    11.81         0.08(d)             (2.65)           --        (2.57)        (0.32)        (0.28)
Year Ended 11/30/00            $    13.41         0.14                (1.58)           --        (1.44)        (0.16)           --


INTERNATIONAL VALUE FUND
Year Ended 10/31/05            $    10.59         0.22(d)              2.12            --(e)      2.34         (0.28)           --
Year Ended 10/31/04            $     8.58         0.25(d)              1.81            --         2.06         (0.05)           --
Year Ended 10/31/03            $     7.01        (0.01)(d)             1.83            --         1.82         (0.25)           --
Year Ended 10/31/02            $     8.28         0.07(d)             (1.22)           --        (1.15)        (0.12)           --
Year Ended 10/31/01 (b)        $    16.08         0.02(d)             (3.39)           --        (3.37)        (1.14)        (3.29)


INTREPID EUROPEAN FUND
Year Ended 10/31/05            $    19.96         0.33(d)              4.32            --(e)      4.65         (0.20)        (1.13)
Year Ended 10/31/04            $    17.00         0.29(d)              2.67            --         2.96            --(e)         --
Year Ended 10/31/03            $    13.26         0.05(d)              3.78            --         3.83         (0.09)           --
Year Ended 10/31/02            $    12.97         0.14(d)              0.15            --         0.29            --            --
9/10/01 (a) To 10/31/01        $    13.14           --(d)(e)          (0.17)           --        (0.17)           --            --



(a)  Commencement of operations.
(b) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
(c)  The Fund changed its fiscal year end from November 30 to October 31.
(d)  Calculated based upon average shares outstanding.
(e)  Amount rounds to less than $0.01.

                                   PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                             DISTRIBUTIONS:
                             --------------
                                                  NET ASSET          TOTAL
                                                     VALUE,         RETURN
                                      TOTAL          END OF      (EXCLUDES
                              DISTRIBUTIONS          PERIOD (SALES CHARGE) (e)
INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/05                   (0.23)   $      11.75          16.37%
Year Ended 10/31/04                   (0.24)   $      10.31          14.63%
Year Ended 10/31/03                   (0.08)   $       9.22          23.77%
Year Ended 10/31/02                   (0.09)   $       7.53         (11.98)%
12/1/00 To 10/31/01 (b)(c)            (0.60)   $       8.64         (22.66)%
Year Ended 11/30/00                   (0.16)   $      11.81         (10.87)%

INTERNATIONAL VALUE FUND
Year Ended 10/31/05                   (0.28)   $      12.65          22.47%
Year Ended 10/31/04                   (0.05)   $      10.59          24.17%
Year Ended 10/31/03                   (0.25)   $       8.58          26.89%
Year Ended 10/31/02                   (0.12)   $       7.01         (14.09)%
Year Ended 10/31/01 (b)               (4.43)   $       8.28         (26.66)%

INTREPID EUROPEAN FUND
Year Ended 10/31/05                   (1.33)   $      23.28          24.16%
Year Ended 10/31/04                      --(e) $      19.96          17.43%
Year Ended 10/31/03                   (0.09)   $      17.00          29.14%
Year Ended 10/31/02                      --    $      13.26           2.24%
9/10/01 (a) To 10/31/01                  --    $      12.97          (1.29)%

                                                         PER SHARE OPERATING PERFORMANCE:
                               -----------------------------------------------------------------------------------
                                                             RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: (f)
                                               ----------------------------------------------------
                                 NET ASSETS                               NET              EXPENSES
                                     END OF                        INVESTMENT       WITHOUT WAIVERS      PORTFOLIO
                                     PERIOD            NET             INCOME        REIMBURSEMENTS       TURNOVER
                                    (000'S)       EXPENSES             (LOSS)  AND EARNINGS CREDITS            RATE (g)
INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/05            $     74,050           1.16%(j)           1.69%                 1.17%             58%
Year Ended 10/31/04            $     37,206           1.20%              1.55%                 1.30%             98%
Year Ended 10/31/03            $     30,969           1.20%              0.58%                 1.37%             79%
Year Ended 10/31/02            $     33,428           1.20%              0.89%                 1.22%            121%
12/1/00 To 10/31/01 (b)(c)     $     37,271           1.27%              0.85%                 1.27%            110%(i)
Year Ended 11/30/00            $     79,408           1.21%              0.55%                 1.21%             86%(i)


INTERNATIONAL VALUE FUND
Year Ended 10/31/05            $     52,274           1.22%              1.86%                 1.31%             76%
Year Ended 10/31/04            $     18,023           1.37%              2.57%                 1.76%            108%
Year Ended 10/31/03            $     16,538           1.39%             (0.15)%                1.86%            132%
Year Ended 10/31/02            $     16,905           1.29%              0.85%                 1.49%            138%
Year Ended 10/31/01 (b)        $     21,307           1.40%              0.20%                 1.40%             85%


INTREPID EUROPEAN FUND
Year Ended 10/31/05            $     71,960           1.24%              1.47%                 1.35%            281%
Year Ended 10/31/04            $     20,897           1.37%              1.54%                 1.71%            440%
Year Ended 10/31/03            $     11,225           1.47%              0.38%                 2.20%            717%
Year Ended 10/31/02            $      8,461           1.50%              1.06%                 2.43%          1,021%
9/10/01 (a) To 10/31/01        $      6,063           1.50%             (0.06)%                3.74%(h)         564%



(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.
(h) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(i) Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of the International Opportunities Portfolio.
(j)  Effective February 19, 2005, the contractual expense limiation is 1.17%

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
      THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.


FUND                                       CLASS      NET EXPENSE RATIO       GROSS EXPENSE RATIO
----                                       -----      -----------------       -------------------
JPMorgan International Equity Fund         Select           1.06%                     1.23%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

- Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

- There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERNATIONAL EQUITY FUND


                                           SELECT CLASS
                           ----------------------------------------------
                                          GROSS          NET        NET
                           ANNUAL      CUMULATIVE     CUMULATIVE   ANNUAL
PERIOD ENDED               COSTS         RETURN         RETURN     RETURN
------------               ------      ----------     ----------   ------
February 28, 2007          $  108          5.00%          3.94%     3.94%
February 29, 2008          $  130         10.25%          7.86%     3.77%
February 28, 2009          $  135         15.76%         11.92%     3.77%
February 28, 2010          $  140         21.55%         16.14%     3.77%
February 28, 2011          $  146         27.63%         20.52%     3.77%
February 29, 2012          $  151         34.01%         25.07%     3.77%
February 28, 2013          $  157         40.71%         29.78%     3.77%
February 28, 2014          $  163         47.75%         34.67%     3.77%
February 28, 2015          $  169         55.13%         39.75%     3.77%
February 29, 2016          $  175         62.89%         45.02%     3.77%

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

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

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C)JPMorgan Chase & Co. All Rights Reserved. February 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTEQS-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN INTERNATIONAL EQUITY FUNDS
INSTITUTIONAL CLASS SHARES


JPMORGAN ASIA EQUITY FUND
JPMORGAN EMERGING MARKETS EQUITY FUND
JPMORGAN INTERNATIONAL OPPORTUNITIES FUND
JPMORGAN INTERNATIONAL VALUE FUND
JPMORGAN INTREPID EUROPEAN FUND
JPMORGAN INTREPID INTERNATIONAL FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Asia Equity Fund                                                      1

JPMorgan Emerging Markets Equity Fund                                          8

JPMorgan International Opportunities Fund                                     15

JPMorgan International Value Fund                                             22

JPMorgan Intrepid European Fund                                               28

JPMorgan Intrepid International Fund                                          34

The Funds' Management and Administration                                      39

    Additional Compensation to Financial Intermediaries                       41

How to Do Business with the Funds                                             42

    Purchasing Fund Shares                                                    42

    Networking and Sub-Transfer Agency Fees                                   45

    Exchanging Fund Shares                                                    46

    Redeeming Fund Shares                                                     46

Shareholder Information                                                       49

    Distributions and Taxes                                                   49

    Shareholder Statements and Reports                                        50

    Availability of Proxy Voting Record                                       50

    Portfolio Holdings Disclosure                                             50

Risk and Reward Elements                                                      51

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            55

Financial Highlights                                                          56

How To Reach Us                                                       BACK COVER

JPMORGAN ASIA EQUITY FUND
  (formerly JPMorgan Fleming Asia Equity Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 51-54.


THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.


The Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and and private issuers.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively

                                                     PROSPECTUS FEBRUARY 28 2006


unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated by are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.


Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002            -15.96%
2003             39.43%
2004             12.69%
2005             18.63%

BEST QUARTER 2nd quarter, 2003              18.91%
WORST QUARTER 3rd quarter, 2002            -16.39%


* The performance figures in the bar chart prior to 1/1/03 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Institutional Shares, but whose shares are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                                    PAST 1 YEAR      LIFE OF FUND
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                       18.63             12.82

Return After Taxes on Distributions                                       17.37             12.59

Return After Taxes on Distributions and Sale of Fund Shares               12.51             11.18

MSCI ALL COUNTRY FAR EAST EX-JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       21.84             22.63

LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         29.56             24.66


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance figures in the table for the period before Institutional Class Shares were launched on June 28, 2002 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Institutional Class Shares, but whose shares are not being offered in this prospectus.


(1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                         2.00



ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.77
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.87
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.52)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.35



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  137       537       963      2,148

JPMORGAN EMERGING MARKETS EQUITY FUND
  (formerly JPMorgan Fleming Emerging Markets Equity Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 51-54.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, JPMIM seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are considered predominantly speculative and are more sensitive to economic news and their issuers have a less secure financial position.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Index, a broad-based securities market index, and the Lipper Emerging Market Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996             8.84%
1997            -7.71%
1998           -30.33%
1999            59.40%
2000           -30.23%
2001            -4.12%
2002            -8.84%
2003            50.90%
2004            37.33%
2005            28.29%

BEST QUARTER 4th quarter, 1999             25.88%
WORST QUARTER 2nd quarter, 1998           -23.56%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*



                                                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                       28.29          18.37            6.11

Return After Taxes on Distributions                                       28.22          18.14            5.39

Return After Taxes on Distributions and Sale of Fund Shares               18.48          16.13            4.85

MSCI EMERGING MARKETS EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       34.54          19.44            6.98

LIPPER EMERGING MARKET FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         32.65          19.22            7.56


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on September 10, 2001 is based on the performance of the institutional feeder whose investment program was identical to and whose expenses were substantially similar to the current expenses of the Institutional Class Shares from January 1, 1995 to September 10, 2001.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                         2.00



ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.39
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.49
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.04)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.45



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  148       467       809      1,776

JPMORGAN INTERNATIONAL OPPORTUNITIES FUND
  (formerly JPMorgan Fleming International Opportunities Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 51-54.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets.

Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.


Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investment

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal


-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) EAFE, broad-based market index, and Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998              3.83%
1999             39.90%
2000            -16.21%
2001            -19.06%
2002            -17.23%
2003             34.96%
2004             16.69%
2005             14.26%

BEST QUARTER 4th quarter, 1998                                          22.08%
WORST QUARTER 3rd quarter, 1998                                        -21.34%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 2/26/97 (commencement of operations) to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

                                                                    PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                       14.26            3.81            4.63

Return After Taxes on Distributions                                       13.87            3.49            4.13

Return After Taxes on Distributions and Sale of Fund Shares                9.62            3.19            3.77

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       13.54            4.55            6.16

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         15.67            5.33            6.92


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on September 10, 2001 is based on the performance of the institutional feeder whose investment program was identical to and whose expenses were substantially similar to the current expenses of the Institutional Class Shares from February 26, 1997 (commencement of operations) to September 10, 2001.


(1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                        2.00



ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                            0.60
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)                                                          0.30
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.00
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.08)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.92



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.92% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   94       310       545      1,217

JPMORGAN INTERNATIONAL VALUE FUND
  (formerly JPMorgan Fleming International Value Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 51-54.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-  value characteristics such as low price to book and price to earnings ratios

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Value Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996             8.48%
1997             1.46%
1998            13.62%
1999            30.22%
2000           -17.75%
2001           -21.92%
2002           -17.35%
2003            40.22%
2004            25.42%
2005            20.40%

BEST QUARTER 2nd quarter, 2003             21.23%
WORST QUARTER 3rd quarter, 2002           -20.89%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/96 to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*



                                                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                       20.40           6.44            6.23

Return After Taxes on Distributions                                       20.10           5.85            5.06

Return After Taxes on Distributions and Sale of Fund Shares               13.57           5.22            4.73

MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       13.80           7.09            8.21

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         15.67           5.33            7.74


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* Prior to a merger effective September 7, 2001, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on September 10, 2001 is based on the performance of the institutional feeder whose investment program was identical to and whose expenses were substantially similar to the current expenses of the Institutional Class Shares from January 1, 1995 to September 10, 2001.


^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                     2.00



ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.45
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.15
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.20)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.95



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   97       346       614      1,380

JPMORGAN INTREPID EUROPEAN FUND
  (formerly JPMorgan Fleming Intrepid European Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 51-54.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser to the Fund is JPMIM. In managing the Fund, the adviser uses a bottom up stock selection process that focuses on the value and growth characteristics of stocks.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investment

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996            28.10%
1997            21.38%
1998            28.17%
1999            36.06%
2000           -14.73%
2001           -12.35%
2002            -7.06%
2003            45.67%
2004            19.48%
2005            19.01%

BEST QUARTER 4th quarter, 1999                                  33.36%
WORST QUARTER 3rd quarter, 1998                                -16.97%


* The performance figures in the bar chart prior to 1/1/03 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Institutional Class Shares, but whose shares are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)



                                                               PAST 1 YEAR   PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                  19.01          11.09             14.62

Return After Taxes on Distributions                                  14.06          10.07             12.79

Return After Taxes on Distributions and Sale of Fund Shares          13.04           9.31             12.05

MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   9.42           3.68              9.38

LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    13.88           4.17             10.81


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance figures in the table for the period before Institutional Class Shares were launched on September 20, 2001 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Institutional Class Shares, but whose shares are not being offered in this prospectus.


(1) The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                             2.00



ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                     0.65
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.10
OTHER EXPENSES(1)                                                   0.47
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.22
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.22)
------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  102       365       649      1,458

JPMORGAN INTREPID INTERNATIONAL FUND
  (formerly JPMorgan Tax Aware International Opportunities Fund)

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 51-54.


THE FUND'S OBJECTIVE

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as a tool in the management of portfolio assets. The Fund may also use derivatives to hedge various investments and for risk management.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may invest in asset-backed securities.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940 (the "1940 Act").

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

- The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002            -16.11%
2003             35.68%
2004             16.17%
2005             14.34%

BEST QUARTER 2nd quarter, 2003                          19.65%
WORST QUARTER 3rd quarter, 2002                        -19.63%

*    Prior to 12/15/05 the Fund was managed in a tax-sensitive manner.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)



                                                                PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                   14.34             6.32

Return After Taxes on Distributions                                   14.09             6.10

Return After Taxes on Distributions and Sale of Fund Shares            9.65             5.42

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   13.54             6.71

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     15.67             7.57


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  The Fund commenced operations on 4/30/01.


  ^  Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED                                     2.00

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                      0.85
DISTRIBUTION (RULE 12b-1) FEES                                       NONE
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(1)                                                    0.26
-------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.21
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.21)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  102       363       645      1,447

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER


JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for Emerging Markets Equity, International Opportunities, International Value and Intrepid European Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                                   %
------------------------------------------------------------------------
ASIA EQUITY FUND                                                    0.58

EMERGING MARKET EQUITY FUND                                         0.55

INTERNATIONAL OPPORTUNITIES FUND                                    0.60

INTERNATIONAL VALUE FUND                                            0.55

INTREPID EUROPEAN FUND                                              0.57

INTREPID INTERNATIONAL FUND                                         0.78



A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS

ASIA EQUITY FUND


JF International Management Inc. (JFIMI) is the sub-adviser to the Asia Equity Fund. The management team at JFIMI is led by Michael A. K. Koh, Andrew Swan and Joshua Tay. Mr. Koh, a Managing Director, has been with JFIMI since 1981.
Mr. Koh is a Philippines country specialist. Mr. Swan, Vice President of JFIMI, has been with the sub-adviser since 1994 and has been an investment manager since 2004. Mr. Tay is a fund manager of JF Asset Management Ltd. (Singapore), an affiliate of JFIMI, since 1996.

EMERGING MARKETS EQUITY FUND

The management team is led by Austin Forey. Mr. Forey, a Managing Director, who has been with JPMIM and its affiliates since 1988 and a portfolio manager since 1994. Working with Mr. Forey will be Gregory A. Mattiko, Vice President, and Ashraf El Ansary. Mr. Mattiko is a Vice President of JPMIM and has been with JPMIM since 2003. Prior to joining JPMIM, Mr. Mattiko was a director of portfolio management for Value Management & Research AG, based in Kronberg, Germany, since 1997 where he was responsible for European long/short, European technology, global, and U.S. equity funds. Mr. El Ansary is a Vice President of JPMIM and has been an employee of JPMIM and its affiliates since 1999.


INTERNATIONAL OPPORTUNITIES FUND


The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997. Also on the management team are Nigel
F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August, 1997 and Pavlos
M. Alexandrakis, Vice President and CFA charterholder, who joined JPMIM and its affiliates in 2002. Previously, Mr. Alexandrakis was a Senior Vice President/Director at Pioneer Investment Management in Boston from 1998 to 2002.


INTERNATIONAL VALUE FUND


The portfolio management team is overseen by Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in August 1997, Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President, and CFA charterholder, who joined JPMIM and its affiliates in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Previously, Mr. Alexandrakis was a Senior Vice President/Director at Pioneer Investment Management in Boston from 1998 to 2002.


INTREPID EUROPEAN FUND


The Fund is co-managed by Ajay Gambhir and John Baker. Mr. Gambhir is a Managing Director of the European Equity Group and has managed the Fund since August 2000. Mr. Gambhir joined JPMIM and its affiliates in December, 1997, as a fund manager in the European Equity Group and was appointed Assistant Director in April, 2000. Mr. Baker is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994.

INTREPID INTERNATIONAL FUND

The management team is led by Sandeep Bhargava and Howard Williams.
Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT


The Trusts, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?


Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares -- See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?


Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates

HOW YOUR ACCOUNT WORKS


market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?


Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waiver, call 1-800-482-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.


A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?


If you sell your shares of a Fund offered in this prospectus within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with a Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.


The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


The Funds often do not have direct access to shareholder information and are dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchases are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to indentify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Funds declare and pay any net investment income annually, except for the International Equity Fund which declares and pays net investment income quarterly. The Funds declare and pay capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive properly designated distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the value of each Fund's total assets at the close of each taxable year will consist of stock or securities in foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

HOW YOUR ACCOUNT WORKS

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD


The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                            AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

- Each Fund's share price and          - Stocks have generally outperformed more    - Under normal circumstances each Fund plans
  performance will fluctuate in          stable investments (such as bonds and        to remain fully invested in accordance with
  response to stock and bond market      cash equivalents) over the long term         its policies and may invest uninvested cash
  movements                                                                           in affiliated money market funds; equity
                                       - Foreign investments, which represent a       investments may include common stocks,
- The value of most bonds will fall      major portion of the world's securities,     convertible securities, preferred stocks,
  when interest rates rise; the          offer attractive potential performance       depositary receipts (such as ADRs and EDRs),
  longer a bonds' maturity and the       and opportunities for diversification        trust or partnership interests, warrants,
  lower its credit quality, the                                                       rights, and investment company securities
  more its value typically falls       - Most bonds will rise in value when
                                         interest rates fall                        - Each Fund seeks to limit risk and enhance
- A Fund could lose money because                                                     performance through active management,
  of foreign government actions,       - Foreign bonds, which represent a major       country allocation and diversification
  political instability, or lack of      portion of the world's fixed income
  adequate and/or accurate               securities, offer attractive potential     - During severe market downturns, the Funds
  information                            performance and opportunities for            have the option of investing up to 100% of
                                         diversification                              assets in high quality short-term
- Investment risks tend to be                                                         instruments
  higher in emerging markets. These    - Emerging markets can offer higher
  markets also present higher            returns
  liquidity and valuation risks

- Adverse market, economic,
  political or other conditions may
  from time to time cause a Fund to
  take temporary defensive
  positions that are inconsistent
  with its principal investment
  strategies and may hinder the
  Fund from achieving its
  investment objective

- For the Emerging Markets Equity
  Fund, there are heightened risks
  associated specifically with
  establishing record ownership and
  custody of Russian securities

- The Asia Equity Fund and Intrepid
  European Fund are non-diversified,
  which means that a relatively
  high percentage of each Fund's
  assets may be invested in a
  limited number of issuers.
  Therefore, its performance may be
  more vulnerable to changes in the
  market value of a single issuer
  or a group of issuers

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                            AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its        - A Fund could outperform its benchmark      - The adviser focuses its active management on
  benchmark due to its securities        due to these same choices                    securities selection, the area where it
  choices and other management                                                        believes its commitment to research can most
  decisions                                                                           enhance returns

FOREIGN CURRENCIES

- Currency exchange rate movements     - Favorable exchange rate movements could    - Except as noted earlier in this prospectus,
  could reduce gains or create           generate gains or reduce losses              each Fund manages the currency exposure of
  losses                                                                              its foreign investments relative to its
                                                                                      benchmark and may hedge a portion of its
- Currency risks tend to be higher                                                    foreign currency exposure into the U.S.
  in emerging markets; these                                                          dollar from time to time (see also
  markets also present higher                                                         "Derivatives")
  liquidity and valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities          - A Fund can take advantage of attractive    - Each Fund segregates liquid assets to offset
  before issue or for delayed            transaction opportunities                    leverage risk
  delivery, it could be exposed to
  leverage risk if it does not
  segregate liquid assets

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                            AND REWARD
DERIVATIVES*

- Derivatives such as futures,         - Hedges that correlate well with            - Each Fund uses derivatives for hedging and
  options, swaps, and forward            underlying positions can reduce or           for risk management (i.e., to establish or
  foreign currency contracts(1)          eliminate losses at low cost                 adjust exposure to particular securities,
  that are used for hedging the                                                       markets or currencies); risk management may
  portfolio or specific securities     - A Fund could make money and protect          include management of the Fund's exposure
  may not fully offset the               against losses if the investment             relative to its benchmark
  underlying positions and this          analysis proves correct
  could result in losses to a Fund                                                  - Each Fund only establishes hedges that it
  that would not have otherwise        - Derivatives that involve leverage could      expects will be highly correlated with
  occurred                               generate substantial gains at low cost       underlying positions

- A Fund may have difficulty                                                        - The Asia Equity and Intrepid European Funds
  exiting a derivatives position                                                      may use derivatives in an effort to produce
                                                                                      increased income or gains
- Derivatives used for risk
  management or, for certain Funds,
  to increase a Fund's gain may not
  have the intended effects and may
  result in losses or missed
  opportunities

- The counterparty to a derivatives
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses



  * The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                            AND REWARD
SECURITIES LENDING

- When a Fund lends a security,        - A Fund may enhance income through the      - The adviser maintains a list of approved
  there is a risk that the loaned        investment of the collateral received        borrowers
  securities may not be returned if      from the borrower
  the borrower or the lending agent                                                 - Each Fund receives collateral equal to at
  defaults                                                                            least 100% of the current value of securities
                                                                                      loaned plus accrued interest
- The collateral will be subject to
  the risks of the securities in                                                    - The lending agents indemnify the Funds
  which it is invested                                                                against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses

                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty         - These holdings may offer more              - No Fund may invest more than 15% of net
  valuing these holdings precisely       attractive yields or potential growth        assets in illiquid holdings
                                         than comparable widely traded
- A Fund could be unable to sell         securities                                 - To maintain adequate liquidity to meet
  these holdings at the time or                                                       redemptions, each Fund may hold high-quality
  price it desires                                                                    short-term instruments (including repurchase
                                                                                      agreements) and for temporary or
                                                                                      extraordinary purposes, may borrow from banks
                                                                                      up to 33 1/3% of the value of its total
                                                                                      assets

SHORT-TERM TRADING

- Increased trading could raise a      - A Fund could realize gains in a short      - Each Fund generally avoids short-term
  Fund's brokerage and related           period of time                               trading, except to take advantage of
  costs                                                                               attractive or unexpected opportunities or to
                                       - A Fund could protect against losses if       meet demands generated by shareholder
- Increased short-term capital           a stock is overvalued and its value          activity
  gains distributions could raise        later falls
  shareholders' income tax
  liability

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


INSTITUTIONAL CLASS



                                                                    PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------------------------------------
                                                                INVESTMENT OPERATIONS:                    DISTRIBUTIONS:
                                              -------------------------------------------------------  --------------------
                                                              NET REALIZED
                                   NET ASSET         NET    AND UNREALIZED
                                      VALUE,  INVESTMENT             GAINS                 TOTAL FROM         NET       NET
                                   BEGINNING      INCOME       (LOSSES) ON   REDEMPTION    INVESTMENT  INVESTMENT  REALIZED
                                   OF PERIOD      (LOSS)       INVESTMENTS         FEES    OPERATIONS      INCOME     GAINS
ASIA EQUITY FUND
Year Ended 10/31/05                $   18.40        0.29              3.39           --(d)       3.68       (0.24)       --
Year Ended 10/31/04                $   17.84        0.17(b)           0.59           --          0.76       (0.20)       --
Year Ended 10/31/03                $   13.71        0.17(b)           3.96           --          4.13          --        --
06/28/02 (a) To 10/31/02           $   15.86          --             (2.15)          --         (2.15)         --        --

EMERGING MARKETS EQUITY FUND
Year Ended 10/31/05                $    9.66        0.08              2.81           --(d)       2.89       (0.08)       --
Year Ended 10/31/04                $    7.59        0.11(b)           2.07           --          2.18       (0.11)       --
Year Ended 10/31/03                $    5.25        0.07(b)           2.31           --          2.38       (0.04)       --
Year Ended 10/31/02                $    5.14        0.04(b)           0.12           --          0.16       (0.05)       --
Year Ended 10/31/01                $    6.68        0.07(b)          (1.60)          --         (1.53)      (0.01)       --

INTERNATIONAL OPPORTUNITIES FUND
Year Ended 10/31/05                $   10.36        0.15              1.56           --(d)       1.71       (0.25)       --
Year Ended 10/31/04                $    9.26        0.18(b)           1.18           --          1.36       (0.26)       --
Year Ended 10/31/03                $    7.55        0.08(b)           1.71           --          1.79       (0.08)       --
Year Ended 10/31/02                $    8.64        0.09             (1.08)          --         (0.99)      (0.10)       --
12/01/00 To 10/31/01(c)            $   11.39        0.12(b)          (2.60)          --         (2.48)      (0.11)    (0.16)
Year Ended 11/30/00                $   12.92        0.08             (1.42)          --         (1.34)      (0.19)       --



(a) Commencement of operations.
(b) Calculated based upon average shares outstanding.
(c) The Fund changed its fiscal year end from November 30 to October 31.
(d) Amount less than $0.01.

                             PER SHARE OPERATING PERFORMANCE:
                         ----------------------------------------
                         DISTRIBUTIONS:
                         --------------
                                         NET ASSET          TOTAL
                                            VALUE,         RETURN
                                  TOTAL     END OF      (EXCLUDES
                          DISTRIBUTIONS     PERIOD  SALES CHARGE) (f)
ASIA EQUITY FUND
Year Ended 10/31/05               (0.24) $   21.84              20.19%
Year Ended 10/31/04               (0.20) $   18.40               4.29%
Year Ended 10/31/03                  --  $   17.84              30.12%
06/28/02 (a) To 10/31/02             --  $   13.71             (30.56)%

EMERGING MARKETS
EQUITY FUND
Year Ended 10/31/05               (0.08) $   12.47              30.08%
Year Ended 10/31/04               (0.11) $    9.66              29.08%
Year Ended 10/31/03               (0.04) $    7.59              45.49%
Year Ended 10/31/02               (0.05) $    5.25               3.04%
Year Ended 10/31/01               (0.01) $    5.14             (22.98)%

INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/05               (0.25) $   11.82              16.76%
Year Ended 10/31/04               (0.26) $   10.36              14.93%
Year Ended 10/31/03               (0.08) $    9.26              24.02%
Year Ended 10/31/02               (0.10) $    7.55             (11.67)%
12/01/00 To 10/31/01(c)           (0.27) $    8.64             (22.24)%
Year Ended 11/30/00               (0.19) $   11.39             (10.55)%

                                               RATIOS/SUPPLEMENTAL DATA:
                          -----------------------------------------------------------------
                                           RATIOS TO AVERAGE NET ASSETS: (e)
                                      ------------------------------------------
                          NET ASSETS                   NET              EXPENSES
                              END OF            INVESTMENT       WITHOUT WAIVERS  PORTFOLIO
                              PERIOD       NET      INCOME        REIMBURSEMENTS   TURNOVER
                             (000'S)  EXPENSES      (LOSS)  AND EARNINGS CREDITS       RATE(f)
ASIA EQUITY FUND
Year Ended 10/31/05       $    7,990      1.36%       1.26%                 1.92%        78%
Year Ended 10/31/04       $   16,905      1.35%       0.93%                 2.03%       175%
Year Ended 10/31/03       $   13,887      1.35%       1.16%                 2.65%       172%
06/28/02 (a) To 10/31/02  $    6,463      1.35%       0.08%                 2.53%       106%

EMERGING MARKETS
EQUITY FUND
Year Ended 10/31/05       $   61,981      1.45%       0.75%                 1.53%       149%
Year Ended 10/31/04       $   49,660      1.45%       1.28%                 1.88%       118%
Year Ended 10/31/03       $   58,658      1.45%       1.18%                 1.95%        85%
Year Ended 10/31/02       $   47,503      1.45%       0.83%                 1.77%        69%
Year Ended 10/31/01       $   67,335      1.45%       1.07%                 1.64%        76%

INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/05       $   57,924      0.92%       1.44%                 1.02%        58%
Year Ended 10/31/04       $  139,827      0.92%       1.78%                 1.09%        98%
Year Ended 10/31/03       $  133,907      0.92%       1.10%                 1.09%        79%
Year Ended 10/31/02       $  209,286      0.92%       1.21%                 0.98%       121%
12/01/00 To 10/31/01(c)   $  231,048      0.94%       1.25%                 0.95%       110%(g)
Year Ended 11/30/00       $  461,016      0.91%       0.84%                 0.91%        86%(g)



(e) Annualized for periods less than one year.
(f) Not annualized for periods less than one year.
(g) Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of the International Opportunities Portfolio.

                                                                 PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                                              INVESTMENT OPERATIONS:                            DISTRIBUTIONS:
                                            ----------------------------------------------------------    -------------------------
                                                               NET REALIZED
                                NET ASSET          NET       AND UNREALIZED
                                   VALUE,   INVESTMENT                GAINS                 TOTAL FROM           NET           NET
                                BEGINNING       INCOME          (LOSSES) ON    REDEMPTION   INVESTMENT    INVESTMENT      REALIZED
                                OF PERIOD       (LOSS)          INVESTMENTS          FEES   OPERATIONS        INCOME         GAINS
INTERNATIONAL VALUE FUND

Year Ended 10/31/05            $    10.64         0.23(b)              2.15            --(c)      2.38         (0.32)           --
Year Ended 10/31/04            $     8.61         0.29(b)              1.83            --         2.12         (0.09)           --
Year Ended 10/31/03            $     7.02         0.02(b)              1.82            --         1.84         (0.25)           --
Year Ended 10/31/02            $     8.28         0.06(b)             (1.19)           --        (1.13)        (0.13)           --
Year Ended 10/31/01            $    12.28         0.07(b)             (3.02)           --        (2.95)           --         (1.05)

INTREPID EUROPEAN FUND

Year Ended 10/31/05            $    20.16         0.33(b)              4.43            --(c)      4.76         (0.27)        (1.12)
Year Ended 10/31/04            $    17.17         0.40(b)              2.65            --         3.05         (0.06)           --
Year Ended 10/31/03            $    13.33         0.12(b)              3.82            --         3.94         (0.10)           --
Year Ended 10/31/02            $    12.99         0.24(b)              0.10            --         0.34            --            --
09/10/01 (a) To 10/31/01       $    13.14        (0.05)(b)            (0.10)           --        (0.15)           --            --

INTREPID INTERNATIONAL FUND

Year Ended 10/31/05            $    15.27         0.31                 2.25            --(c)      2.56         (0.31)           --
Year Ended 10/31/04            $    13.60         0.19(b)              1.75            --         1.94         (0.27)           --
Year Ended 10/31/03            $    11.02         0.15(b)              2.55            --         2.70         (0.12)           --
Year Ended 10/31/02            $    12.43         0.14(b)             (1.51)           --        (1.37)        (0.04)           --
05/01/01 (a) To 10/31/01       $    15.00         0.07(b)             (2.64)           --        (2.57)           --            --



(a)  Commencement of operations.
(b)  Calculated based upon average shares outstanding.
(c)  Amount less than $0.01.

                                       PER SHARE OPERATING PERFORMANCE:
                               ------------------------------------------------
                               DISTRIBUTIONS:
                               --------------
                                                  NET ASSET           TOTAL
                                                     VALUE,          RETURN
                                        TOTAL        END OF       (EXCLUDES
                                DISTRIBUTIONS        PERIOD   SALES CHARGE) (e)
INTERNATIONAL VALUE FUND

Year Ended 10/31/05                     (0.32)   $    12.70           22.82%
Year Ended 10/31/04                     (0.09)   $    10.64           24.85%
Year Ended 10/31/03                     (0.25)   $     8.61           27.23%
Year Ended 10/31/02                     (0.13)   $     7.02          (13.89)%
Year Ended 10/31/01                     (1.05)   $     8.28          (26.06)%

INTREPID EUROPEAN FUND

Year Ended 10/31/05                     (1.39)   $    23.53           24.56%
Year Ended 10/31/04                     (0.06)   $    20.16           17.83%
Year Ended 10/31/03                     (0.10)   $    17.17           29.83%
Year Ended 10/31/02                        --    $    13.33            2.62%
09/10/01 (a) To 10/31/01                   --    $    12.99           (1.14)%

INTREPID INTERNATIONAL FUND

Year Ended 10/31/05                     (0.31)   $    17.52           16.97%
Year Ended 10/31/04                     (0.27)   $    15.27           14.44%
Year Ended 10/31/03                     (0.12)   $    13.60           24.74%
Year Ended 10/31/02                     (0.04)   $    11.02           11.08%
05/01/01 (a) To 10/31/01                   --    $    12.43           17.13%

                                                            RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: (d)
                                               -----------------------------------------------
                                NET ASSETS                        NET                 EXPENSES
                                    END OF                 INVESTMENT          WITHOUT WAIVERS          PORTFOLIO
                                    PERIOD          NET        INCOME           REIMBURSEMENTS           TURNOVER
                                   (000'S)     EXPENSES        (LOSS)     AND EARNINGS CREDITS               RATE (e)
INTERNATIONAL VALUE FUND

Year Ended 10/31/05             $   34,624         0.95%         2.00%                    1.16%                76%
Year Ended 10/31/04             $   28,804         0.95%         2.98%                    1.49%               108%
Year Ended 10/31/03             $   26,356         0.95%         0.28%                    1.55%               132%
Year Ended 10/31/02             $   28,644         0.95%         0.91%                    1.16%               138%
Year Ended 10/31/01             $  142,590         0.92%         0.70%                    0.93%                85%

INTREPID EUROPEAN FUND

Year Ended 10/31/05             $   48,448         1.00%         1.47%                    1.24%               281%
Year Ended 10/31/04             $   37,115         1.00%         2.10%                    1.48%               440%
Year Ended 10/31/03             $   12,038         1.00%         0.86%                    2.01%               717%
Year Ended 10/31/02             $    6,305         1.00%         1.81%                    2.25%             1,021%
09/10/01 (a) To 10/31/01        $    4,740         1.00%        (2.60)%                   3.34%(f)            564%

INTREPID INTERNATIONAL FUND

Year Ended 10/31/05             $  103,598         1.00%         1.46%                    1.23%                56%
Year Ended 10/31/04             $  138,282         1.00%         1.31%                    1.34%                93%
Year Ended 10/31/03             $  135,000         1.00%         1.31%                    1.41%                79%
Year Ended 10/31/02             $  149,000         1.00%         1.08%                    1.32%                97%
05/01/01 (a) To 10/31/01        $  176,000         1.00%         1.09%                    1.33%                43%



(d)  Annualized for periods less than one year.
(e)  Not annualized for periods less than one year.
(f) Due to the size of net assets and fixed expenses, ratios may appear disporportionate with other classes.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JP MORGAN ASSET MANAGEMENT LOGO]


PR-INTEQI-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN
INTERNATIONAL EQUITY
FUNDS

CLASS A & CLASS B SHARES

JPMORGAN INTERNATIONAL GROWTH FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan International Growth Fund                                                                   1
The Fund's Management and Administration                                                             8
   Additional Compensation to Financial Intermediaries                                               9
How to Do Business with the Fund                                                                    10
   Purchasing Fund Shares                                                                           10
   Sales Charges                                                                                    15
   Rule 12b-1 Fees                                                                                  20
   Networking and Sub-Transfer Agency Fees                                                          20
   Exchanging Fund Shares                                                                           20
   Redeeming Fund Shares                                                                            21
Shareholder Information                                                                             25
   Distributions and Taxes                                                                          25
   Shareholder Statements and Reports                                                               25
   Availability of Proxy Voting Record                                                              26
   Portfolio Holdings Disclosure                                                                    26
Risk and Reward Elements                                                                            27
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain
  of its Affiliates                                                                                 31
Financial Highlights                                                                                32
How To Reach Us                                                                             BACK COVER

JPMORGAN INTERNATIONAL GROWTH FUND
  (formerly JPMorgan Fleming International Growth Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks and strategies, please see pages 27-30.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. The Fund may, from time to time, also invest in securities of U.S. issuers.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund will sell securities if the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's growth-oriented criteria.


While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of sectors and companies of varying sizes.


While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moodys), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements, and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. To temporarily defend its assets during adverse market, economic and political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be denominated in various currencies.


During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is JPMIM. The adviser will emphasize companies with medium and large market capitalizations, yielding a median market capitalization that results in placement within the large cap universe, based on the Morningstar criterion of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.

The Fund's adviser will perform quantitative analyses and fundamental research in an attempt to identify companies with the best growth potential. It may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

Typically, companies meeting the adviser's criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's adviser also will seek to identify those countries and sectors where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser will try to identify companies within those countries and sectors that are poised to take advantage of such political and economic conditions. The Fund's adviser will continually review economic and political events in the countries in which the Fund invests.


A substantial part of the Fund's assets may be invested in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Growth Index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading

                                                     PROSPECTUS FEBRUARY 28 2006


volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will decrease the value of the Fund.


The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile.

The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect investment returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan's economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan's economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevent regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a Fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and five years. It compares that performance to the MSCI EAFE Growth Index, a broad-based market index, and the Lipper International Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2001    -20.07%
2002    -20.18%
2003     33.79%
2004     12.47%
2005     12.55%

BEST QUARTER 2nd quarter, 2003                 22.47%
WORST QUARTER 3rd quarter, 2002               -23.72%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)



                                                                     PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                         6.64           0.48           0.48
Return After Taxes on Distributions                                         6.64           0.46           0.46
Return After Taxes on Distributions and Sale of Fund Shares                 4.32           0.40           0.40

CLASS B SHARES
Return Before Taxes                                                         7.01           0.67           0.86

MSCI EAFE GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        13.28           1.92           1.92

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          15.67           5.33           5.33


The after-tax returns are shown only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/29/00. Performance for the indexes is from 12/31/00.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                               CLASS A SHARES     CLASS B SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                        5.25               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                        NONE**             5.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                                2.00               2.00


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."


** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                                 CLASS A SHARES    CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                            0.80              0.80
DISTRIBUTION (RULE 12b-1) FEES                                                             0.25              0.75
SHAREHOLDER SERVICES FEES                                                                  0.25              0.25
OTHER EXPENSES(1)                                                                          3.81              3.84
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                            5.11              5.64
FEE WAIVERS AND EXPENSES REIMBURSEMENTS(2)                                                (3.11)            (3.14)
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                            2.00              2.50



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 2.00% and 2.50%, respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,
-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR     3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          717       1,714       2,708      5,183

CLASS B SHARES** ($)                                         753       1,702       2,736      5,211***


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR     3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES ($)                                           717       1,714       2,708      5,183

CLASS B SHARES ($)                                           253       1,402       2,536      5,211***


*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers) of 0.19% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS

The management team is led by Andrew Orchard, Vice President, and Shane Duffy, Vice President and CFA charterholder. Mr. Orchard is a portfolio manager in the Global Portfolios Group and has been with JPMIM and its affiliates (or one of its predecessors) since 2004. Prior to joining JPMIM, Mr. Orchard was an executive director of global sales at Morgan Stanley, responsible for global equity research sales to European and US institutional portfolio managers and hedge funds. Mr. Orchard was employed at Morgan Stanley from September 2001-August 2004. From June 1999-August 2001, Mr. Orchard was co-head of Global Equity at Goldman Sachs Asset Management (GSAM), with responsibility for GSAM's multi-regional equity product, and was also a portfolio manager responsible for global and EAFE equity mandates. Mr. Duffy is a global sector specialist in the Global Portfolios Group, specializing in consumer discretionary. Mr. Duffy joined JPMIM and its affiliates (or one of its predecessors) in 1999.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.


WHO CAN BUY SHARES?

Class A and Class B Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class B Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A and Class B Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25 per Fund.


You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Fund Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A and Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, reallows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in salescharges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND(1)

                                    SALES
                                   CHARGE           SALES      COMMISSION
                                   AS A %          CHARGE          AS A %
                                   OF THE          AS A %              OF
AMOUNT OF                        OFFERING         OF YOUR        OFFERING
PURCHASES                           PRICE      INVESTMENT           PRICE
-------------------------------------------------------------------------
LESS THAN $50,000                    5.25            5.54            4.75

$50,000-$99,999                      4.50            4.71            4.05

$100,000-$249,999                    3.50            3.63            3.05

$250,000-$499,999                    2.50            2.56            2.05

$ 500,000-$999,999                   2.00            2.04            1.60

$1,000,000 OR MORE*                  None            None              **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan

Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class B Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class B Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

   IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

    -  JPMorgan Funds.

    -  JPMorgan Chase and its subsidiaries and affiliates.

     Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.


4.   Bought by employees of:

    -  Boston Financial Data Services, Inc. and its subsidiaries and affiliates.


    - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).


    -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.


    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."


    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.


    - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    -  Employer-sponsored health savings accounts established pursuant to
       Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within

     90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganizations of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS                 CDSC AS A % OF DOLLAR
SINCE PURCHASE     AMOUNT SUBJECT TO CHARGE
0-1                                    5.00

1-2                                    4.00

2-3                                    3.00

3-4                                    3.00

4-5                                    2.00

5-6                                    1.00

More than 6                            None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

HOW THE CLASS B CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC
No sales charge is imposed on redemptions of Class B Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.


7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.


2. Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


NETWORKING AND SUB-TRANSFER AGENCY FEES
The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exhanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A or Class B Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?

If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employee-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.


The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.


1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive properly designated distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After the fiscal half year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

-  The Fund's share price and             -  Stocks have generally outperformed   -  Under normal circumstances the Fund
   performance will fluctuate in             more stable investments (such as        plans to remain fully invested, with
   response to stock market movements        bonds and cash equivalents) over        at least 65% in stocks and may invest
                                             the long term                           in uninvested cash in affiliated
-  The Fund could lose money because of                                              money market funds; stock investments
   foreign government actions,            -  Foreign investments, which              may include convertible securities,
   political instability, or lack of         represent a major portion of the        preferred stocks, depositary receipts
   adequate and/or accurate information      world's securities, offer               (such as ADRs and EDRs), trust or
                                             attractive potential performance        partnership interests, warrants,
-  Investment risks tend to be higher        and opportunities for                   rights, and investment company
   in emerging markets; these markets        diversification                         securities
   also present higher liquidity and
   valuation risks                        -  Emerging markets can offer higher    -  The Fund seeks to limit risk and
                                             returns                                 enhance performance through active
-  Adverse market, economic, political                                               management, country allocation and
   or other conditions may from time to                                              diversification
   time cause the Fund to take
   temporary defensive positions that                                             -  During severe market downturns, the
   are inconsistent with its principal                                               Fund has the option of investing up
   investment strategies and may hinder                                              to 100% of assets in high quality
   the Fund from achieving its                                                       short-term instruments
   investment objective

-  The Fund is non-diversified, which
   means that a relatively high
   percentage of the Fund's assets may
   be invested in a limited number of
   issuers. Therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer
   or a group of issuers

MANAGEMENT CHOICES

-  The Fund could underperform its        -  The Fund could outperform its        -  The adviser focuses its active
   benchmark due to its securities           benchmark due to these same             management on securities selection,
   choices and other management              choices                                 the area where it believes its
   decisions                                                                         commitment to research can most
                                                                                     enhance returns

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements       -  Favorable exchange rate              -  Except as noted earlier in this
   could reduce gains or create losses       movements could generate gains          prospectus, the Fund manages the
                                             or reduce losses                        currency exposure of its foreign
-  Currency risks tend to be higher in                                               investments relative to its benchmark
   emerging markets; these markets also                                              and may hedge a portion of its
   present higher liquidity and                                                      foreign currency exposure into the
   valuation risks                                                                   U.S. dollar from time to time (see
                                                                                     also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When the Fund buys securities before   -  The Fund can take advantage of       -  The Fund segregates liquid assets to
   issue or for delayed delivery, it         attractive transaction                  offset leverage risk
   could be exposed to leverage risk if      opportunities
   it does not segregate liquid assets

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
DERIVATIVES*

-  Derivatives such as futures and        -  Hedges that correlate well with      -  The Fund uses derivatives, such as
   forward foreign currency                  underlying positions can reduce         futures, options, swaps, and forward
   contracts(1) that are used for            or eliminate losses at low cost         foreign currency contracts, for
   hedging the portfolio or specific                                                 hedging and for risk management
   securities may not fully offset the    -  The Fund could make money and           (i.e., to establish or adjust
   underlying positions and this could       protect against losses if the           exposure to particular securities,
   result in losses to the Fund that         investment analysis proves              markets or currencies); risk
   would not have otherwise occurred         correct                                 management may include management of
                                                                                     the Fund's exposure relative to its
-  The Fund may have difficulty exiting   -  Derivatives that involve                benchmark
   a derivatives position                    leverage could generate
                                             substantial gains at low cost        -  The Fund only establishes hedges that
-  Derivatives used for risk management                                              it expects will be highly correlated
   or to increase the Fund's gain may                                                with underlying positions
   not have the intended effects and
   may result in losses or missed                                                 -  While the Fund may use derivatives
   opportunities                                                                     that incidentally involve leverage,
                                                                                     it does not use them for the specific
-  The counterparty to a derivatives                                                 purpose of leveraging its portfolio
   contract could default
                                                                                  -  The Fund may also use derivatives in
-  Derivatives that involve leverage                                                 an effort to produce increased gains
   could magnify losses

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by the Fund,
   accelerate recognition of income to
   the Fund, affect the holding period
   of the Fund's assets and defer
   recognition of certain of the Fund's
   losses.



* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                       AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,        -  The Fund may enhance income          -  The adviser maintains a list of
   there is a risk that the loaned           through the investment of the           approved borrowers
   securities may not be returned if         collateral received from the
   the borrower or the lending agent         borrower                             -  The Fund receives collateral equal to
   defaults                                                                          at least 100% of the current value of
                                                                                     securities loaned plus accrued
-  The collateral will be subject to                                                 interest
   the risks of the securities in which
   it is invested                                                                 -  The lending agents indemnify the Fund
                                                                                     against borrower default

                                                                                  -  The adviser's collateral investment
                                                                                     guidelines limit the quality and
                                                                                     duration of collateral investment to
                                                                                     minimize losses

                                                                                  -  Upon recall, the borrower must return
                                                                                     the securities loaned within the
                                                                                     normal settlement period

ILLIQUID HOLDINGS

-  The Fund could have difficulty         -  These holdings may offer more        -  The Fund may not invest more than 15%
   valuing these holdings precisely          attractive yields or potential          of net assets in illiquid holdings
                                             growth than comparable widely
-  The Fund could be unable to sell          traded securities                    -  To maintain adequate liquidity to
   these holdings at the time or price                                               meet redemptions, the Fund may hold
   it desires                                                                        high-quality short-term instruments
                                                                                     (including repurchase agreements) and
                                                                                     for temporary or extraordinary
                                                                                     purposes, may borrow from banks up to
                                                                                     33 1/3% of the value of its total
                                                                                     assets

SHORT-TERM TRADING

-  Increased trading could raise the      -  The Fund could realize gains in      -  The Fund generally avoids short-term
   Fund's brokerage and related costs        a short period of time                  trading, except to take advantage of
                                                                                     attractive or unexpected
-  Increased short-term capital gains     -  The Fund could protect against          opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued         generated by shareholder activity
   shareholders' income tax liability        and its value later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g.,
BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CLASS A SHARES


                                                                     PER SHARE OPERATING PERFORMANCE:
                                      ---------------------------------------------------------------------------------------------
                                                                  INVESTMENT OPERATIONS:                        DISTRIBUTIONS:
                                                  ------------------------------------------------------  -------------------------
                                                                NET REALIZED
                                      NET ASSET          NET  AND UNREALIZED
                                         VALUE,   INVESTMENT           GAINS                  TOTAL FROM         NET           NET
                                      BEGINNING       INCOME     (LOSSES) ON     REDEMPTION   INVESTMENT  INVESTMENT      REALIZED
                                      OF PERIOD       (LOSS)     INVESTMENTS           FEES   OPERATIONS      INCOME         GAINS
INTERNATIONAL GROWTH FUND
Year Ended October 31, 2005             $  8.63       (0.01)            1.42             --         1.41          --            --
Year Ended October 31, 2004             $  7.80       (0.01)            0.86             --         0.85       (0.02)           --
Year Ended October 31, 2003             $  6.25        0.02             1.53             --         1.55          --            --
Year Ended October 31, 2002             $  7.22       (0.01)           (0.96)            --        (0.97)         --            --
December 29, 2000 (a) To
October 31, 2001                        $ 10.00       (0.01)           (2.76)            --        (2.77)      (0.01)           --



(a) Commencement of operations.
(b) Amount less than 0.01%.
(c) Annualized for periods less than one year.
(d) Not annualized for periods less than one year.

                        PER SHARE OPERATING PERFORMANCE:                           RATIOS/SUPPLEMENTAL DATA:
                     ---------------------------------------   ------------------------------------------------------------------
                      DISTRIBUTIONS:                                            RATIOS TO AVERAGE NET ASSETS: (c)
                     ---------------                                        -----------------------------------------
                                     NET ASSET          TOTAL    NET ASSETS                  NET              EXPENSES
                                        VALUE,         RETURN        END OF           INVESTMENT       WITHOUT WAIVERS PORTFOLIO
                              TOTAL     END OF      (EXCLUDES        PERIOD      NET      INCOME        REIMBURSEMENTS  TURNOVER
                      DISTRIBUTIONS     PERIOD (SALES CHARGE)(d)    (000'S) EXPENSES      (LOSS)  AND EARNINGS CREDITS      RATE(d)
INTERNATIONAL GROWTH
  FUND
Year Ended
  October 31, 2005               --    $ 10.04          16.34%     $  4,092     2.00%    (0.00%)(b)               5.25%       37%
Year Ended
  October 31, 2004            (0.02)   $  8.63          10.93%     $  3,519     2.00%    (0.08%)                  7.25%       47%
Year Ended
  October 31, 2003               --    $  7.80          24.80%     $  3,174     2.00%     0.36%                   7.29%       38%
Year Ended
  October 31, 2002               --    $  6.25         (13.43%)    $  2,543     2.00%    (0.12%)                  7.20%       73%
December 29, 2000
  (a) To October
  31, 2001                    (0.01)   $  7.22         (27.68%)    $  2,922     2.00%    (0.11%)                  5.19%       35%

CLASS B SHARES


                                                                     PER SHARE OPERATING PERFORMANCE:
                                      ---------------------------------------------------------------------------------------------
                                                                  INVESTMENT OPERATIONS:                        DISTRIBUTIONS:
                                                  ------------------------------------------------------  -------------------------
                                                                NET REALIZED
                                      NET ASSET          NET  AND UNREALIZED
                                         VALUE,   INVESTMENT           GAINS                  TOTAL FROM         NET           NET
                                      BEGINNING       INCOME     (LOSSES) ON     REDEMPTION   INVESTMENT  INVESTMENT      REALIZED
                                      OF PERIOD       (LOSS)     INVESTMENTS           FEES   OPERATIONS      INCOME         GAINS
INTERNATIONAL GROWTH FUND
Year Ended October 31, 2005            $   8.50       (0.06)            1.40            --(b)       1.34         --           --
Year Ended October 31, 2004            $   7.70       (0.04)            0.84            --          0.80         --           --
Year Ended October 31, 2003            $   6.20       (0.01)            1.51            --          1.50         --           --
Year Ended October 31, 2002            $   7.19       (0.04)           (0.95)           --         (0.99)        --           --
December 29, 2000 (a) To
October 31, 2001                       $  10.00       (0.04)           (2.77)           --         (2.81)        --           --



(a) Commencement of operations.
(b) Amount less than $0.01.
(c) Annualized for periods less than one year.
(d) Not annualized for periods less than one year.

                           PER SHARE OPERATING PERFORMANCE:                          RATIOS/SUPPLEMENTAL DATA:
                       ---------------------------------------   ------------------------------------------------------------------
                       DISTRIBUTIONS:                                            RATIOS TO AVERAGE NET ASSETS: (c)
                       --------------                                        -----------------------------------------
                                      NET ASSET          TOTAL    NET ASSETS                  NET              EXPENSES
                                         VALUE,         RETURN        END OF           INVESTMENT       WITHOUT WAIVERS PORTFOLIO
                                TOTAL    END OF      (EXCLUDES        PERIOD      NET      INCOME        REIMBURSEMENTS  TURNOVER
                        DISTRIBUTIONS    PERIOD (SALES CHARGE)(d)    (000'S) EXPENSES      (LOSS)  AND EARNINGS CREDITS      RATE(d)
INTERNATIONAL GROWTH
  FUND
Year Ended
  October 31, 2005                 --   $  9.84          15.76%      $ 1,007     2.50%      (0.50%)                5.76%       37%
Year Ended
  October 31, 2004                 --   $  8.50          10.39%      $   870     2.50%      (0.58%)                7.74%       47%
Year Ended
  October 31, 2003                 --   $  7.70          24.19%      $   788     2.50%      (0.14%)                7.79%       38%
Year Ended
  October 31, 2002                 --   $  6.20         (13.77%)     $   634     2.50%      (0.62%)                7.69%       73%
December 29,
  2000 (a) To October
  31, 2001                         --   $  7.19         (28.10%)     $   719     2.50%      (0.51%)                5.66%       35%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-FIGAB-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS A & CLASS B SHARES

JPMORGAN INTERNATIONAL SMALL CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan International Small Cap Equity Fund                                   1
The Fund's Management and Administration                                       7
     Additional Compensation to Financial Intermediaries                       8
How to Do Business with the Fund                                               9
     Purchasing Fund Shares                                                    9
     Sales Charges                                                            14
     Rule 12b-1 Fees                                                          19
     Networking and Sub-Transfer Agency Fees                                  19
     Exchanging Fund Shares                                                   19
     Redeeming Fund Shares                                                    20
Shareholder Information                                                       24
     Distributions and Taxes                                                  24
     Shareholder Statements and Reports                                       25
     Availability of Proxy Voting Record                                      25
     Portfolio Holdings Disclosure                                            25
Risk and Reward Elements                                                      26
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            30
How To Reach Us                                                       BACK COVER

JPMORGAN INTERNATIONAL SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks and strategies, please see pages 26-29.


THE FUND'S OBJECTIVE
The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund's adviser, JPMorgan Investment Management Inc. (JPMIM), believes have strong earnings growth potential. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund will sell securities if the adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The adviser will try to choose a wide range of industries and companies.

Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Debt securities may be denominated in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar or invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic and political or other conditions, the Fund may invest any amount of its assets in these instruments.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is JPMIM. The adviser bases stock selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the adviser's regional investment teams. The overall regional allocation process will be controlled centrally whilst individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.


Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a 'growth bias' in security selection.


Typically, companies meeting the adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of Fund's total assets in Japan, the United Kingdom and the Pacific Region (ex. Japan). This allocation may change at any time.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

                                                     PROSPECTUS FEBRUARY 28 2006

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, the Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.


The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile.

The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect investment returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan's economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan's economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade category by Moody's or by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a Fund that seeks to outperform the markets in which it invests over the long-term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                  CLASS A SHARES   CLASS B SHARES
-------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           5.25             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                           NONE**           5.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                   2.00             2.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

** Except for purchase of $1 million or more. Please see "Sales Charges-- Class A Shares."


ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                  CLASS A SHARES   CLASS B SHARES
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                             1.00             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              0.25             0.75
SHAREHOLDER SERVICES FEES                                                   0.25             0.25
OTHER EXPENSES(1)                                                           2.10             2.10
TOTAL ANNUAL OPERATING EXPENSES                                             3.60             4.10
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (1.85)           (1.85)
NET EXPENSES(2)                                                             1.75             2.25


(1) "Other Expenses" are based on estimated expenses in the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, and 2.25% of their average daily net assets, respectively, through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                         1 YEAR          3 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*($)                                          694            1,408
CLASS B SHARES**($)                                         728            1,378


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                                         1 YEAR          3 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES($)                                           694            1,408
CLASS B SHARES($)                                           228            1,078


*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York,
NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS

The management team is led by Sandeep Bhargava and Howard Williams.
Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee since 1994,
Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR
JPMDS (the Distributor), is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS, and from time to time, other affiliates of JPMIM may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Class A and Class B Shares may be purchased by the general public.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class B Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.


You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A and Class B Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25 per Fund.


You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paper-work later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sale charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A and Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND(1)

                                               SALES
                                              CHARGE         SALES
                                              AS A %        CHARGE    COMMISSION
                                              OF THE        AS A %     AS A % OF
AMOUNT OF                                   OFFERING       OF YOUR      OFFERING
PURCHASES                                      PRICE    INVESTMENT         PRICE
--------------------------------------------------------------------------------
LESS THAN $50,000                               5.25          5.54         4.75
$50,000-$99,999                                 4.50          4.71         4.05
$100,000-$249,999                               3.50          3.63         3.05
$250,000-$499,999                               2.50          2.56         2.05
$500,000-$999,999                               2.00          2.04         1.60
$1,000,000* OR MORE                             NONE          NONE           **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $ 1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class B Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class B Shares of a JPMorgan Fund held in:

   1. Your account(s);

   2. Account(s) of your spouse or domestic partner;

   3. Account(s) of children under the age of 21 who share your residential address;

   4. Trust accounts established by any of the individuals in items (1) through
      (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

   5. Solely controlled business accounts; and

   6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

   IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.


- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.


Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional

Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

    -   JPMorgan Funds.

    -   JPMorgan Chase and its subsidiaries and affiliates.

    Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.


4.  Bought by employees of:

    - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.


    - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).


    -   Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.


    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."


    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.


    - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    -   Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a

    JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of
    Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


YEARS                                                      CDSC AS A % OF DOLLAR
SINCE PURCHASE                                          AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
0-1                                                                         5.00
1-2                                                                         4.00
2-3                                                                         3.00
3-4                                                                         3.00
4-5                                                                         2.00
5-6                                                                         1.00
More than 6                                                                 None


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

HOW THE CLASS B CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC
No sales charge is imposed on redemptions of Class B Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2.
    If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.


7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"


9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.


2. Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


NETWORKING AND SUB-TRANSFER AGENCY FEES
The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-   The Fund receives the request by 4:00 p.m. ET.

-   You have contacted your Financial Intermediary, if necessary.

-   All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.


A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A or Class B Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?

If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.


The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-   Select the "Systematic Withdrawal Plan" option on the Account Application.

-   Specify the amount you wish to receive and the frequency of the payments.

-   You may designate a person other than yourself as the payee.

-   There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal

Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.


1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund distributes any net investment income and net capital gain at least annually.


You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive properly designated distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After the fiscal half year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

-  The Fund's share price and         -  Stocks have generally              -  Under normal circumstances the
   performance will fluctuate in         outperformed more stable              Fund plans to remain fully
   response to stock market              investments (such as bonds and        invested, with at least 80% in
   movements                             cash equivalents) over the            stocks and may invest
                                         long-term                             uninvested cash in affiliated
-  The Fund could lose money                                                   money market funds; stock
   because of foreign government      -  Foreign investments, which            investments may include
   actions, political                    represent a major portion of          convertible securities,
   instability, or lack of               the world's securities, offer         preferred stocks, depositary
   adequate and/or accurate              attractive potential                  receipts (such as ADRs and
   information                           performance and opportunities         GDRs), trust or partnership
                                         for diversification                   interests, warrants, rights,
-  Investment risks tend to be                                                 and investment company
   higher in emerging markets;        -  Emerging markets can offer            securities
   these markets also present            higher returns
   higher liquidity and valuation                                           -  The Fund seeks to limit risk
   risks                                                                       and enhance performance
                                                                               through active management,
-  Adverse market, economic,                                                   country allocation and
   political or other conditions                                               diversification
   may from time to time cause
   the Fund to take temporary                                               -  During severe market
   defensive positions that are                                                downturns, the Fund has the
   inconsistent with its                                                       option of investing up to 100%
   principal investment                                                        of assets in investment-grade
   strategies and may hinder the                                               short-term securities
   Fund from achieving its
   investment objective

-  The Fund is non-diversified,
   which means that a relatively
   high percentage of the Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance may
   be more vulnerable to changes
   in the market value of a
   single issuer or a group of
   issuers

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
MANAGEMENT CHOICES

-  The Fund could underperform        -  The Fund could outperform its      -  The adviser focuses its
   its benchmark due to its              benchmark due to these same           active management on
   securities choices and other          choices                               securities selection, the
   management decisions                                                        area where it believes its
                                                                               commitment to research can
                                                                               most enhance returns

FOREIGN CURRENCIES

-  Currency exchange rate             -  Favorable exchange rate            -  The Fund typically maintains
   movements could reduce gains          movements could generate              full currency exposure to
   or create losses                      gains or reduce losses                those markets in which it
                                                                               invests
-  Currency risks tend to be
   higher in emerging markets;
   these markets also present
   higher liquidity and
   valuation risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When the Fund buys securities      -  The Fund can take advantage        -  The Fund segregates liquid
   before issue or for delayed           of attractive transaction             assets to offset leverage
   delivery, it could be exposed         opportunities                         risk
   to leverage risk if it does
   not segregate liquid assets

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
DERIVATIVES*

-  Derivatives such as futures,       -  Hedges that correlate well         -  The Fund may use derivatives,
   options, and forward foreign          with underlying positions can         such as futures, options, and
   currency contracts(1) that            reduce or eliminate losses at         forward foreign currency
   are used for hedging the              low cost                              contracts, for hedging and
   portfolio or specific                                                       for risk management (i.e., to
   securities may not fully           -  The Fund could make money and         establish or adjust exposure
   offset the underlying                 protect against losses if the         to particular securities,
   positions and this could              investment analysis proves            markets or currencies); risk
   result in losses to the Fund          correct                               management may include
   that would not have otherwise                                               management of the Fund's
   occurred                           -  Derivatives that involve              exposure relative to its
                                         leverage could generate               benchmark
-  The Fund may have difficulty          substantial gains at low cost
   exiting a derivatives                                                    -  The Fund only establishes
   position                                                                    hedges that it expects will
                                                                               be highly correlated with
-  Derivatives used for risk                                                   underlying positions
   management or to increase the
   Fund's gain may not have the
   intended effects and may                                                 -  While the Fund may use
   result in losses or missed                                                  derivatives that incidentally
   opportunities                                                               involve leverage, it does not
                                                                               use them for the specific
-  The counterparty to a                                                       purpose of leveraging its
   derivatives contract could                                                  portfolio
   default
                                                                            -  The Fund may also use
-  Derivatives that involve                                                    derivatives to increase its
   leverage could magnify losses                                               gain

-  Certain types of derivatives
   involve costs to the Fund
   which can reduce returns

-  Derivatives used for
   non-hedging purposes can
   cause loss that exceed the
   original investment

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by the Fund,
   accelerate recognition of
   income to the Fund, affect
   the holding period of the
   Fund's assets and defer
   recognition of certain of the
   Fund's losses



  * The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
SECURITIES LENDING

-  When the Fund lends a              -  The Fund may enhance income        -  The adviser maintains a list
   security, there is a risk             through the investment of the         of approved borrowers
   that the loaned securities            collateral received from the
   may not be returned if the            borrower                           -  The Fund receives collateral
   borrower or the lending agent                                               equal to at least 100% of the
   defaults                                                                    current value of securities
                                                                               loaned
-  The collateral will be
   subject to the risks of the                                              -  The lending agents indemnify
   securities in which it is                                                   the Fund against borrower
   invested                                                                    default

                                                                            -  The adviser's collateral
                                                                               investment guidelines limit
                                                                               the quality and duration of
                                                                               collateral investment to
                                                                               minimize losses

                                                                            -  Upon recall, the borrower
                                                                               must return the securities
                                                                               loaned within the normal
                                                                               settlement period

ILLIQUID HOLDINGS

-  The Fund could have                -  These holdings may offer more      -  The Fund may not invest more
   difficulty valuing these              attractive yields or                  than 15% of net assets in
   holdings precisely                    potential growth than                 illiquid holdings
                                         comparable widely traded
-  The Fund could be unable to           securities                         -  To maintain adequate
   sell these holdings at the                                                  liquidity to meet
   time or price it desires                                                    redemptions, the Fund may
                                                                               hold investment grade
                                                                               short-term securities and for
                                                                               temporary or extraordinary
                                                                               purposes, may borrow from
                                                                               banks up to 33 1/3% of the
                                                                               value of its total assets

SHORT-TERM TRADING

-  Increased trading could raise      -  The Fund could realize gains       -  The Fund generally avoids
   the Fund's brokerage and              in a short period of time             short-term trading, except to
   related costs                                                               take advantage of attractive
                                      -  The Fund could protect                or unexpected opportunities
-  Increased short-term capital          against losses if a stock is          or to meet demands generated
   gains distributions could             overvalued and its value              by shareholder activity
   raise shareholders' income            later falls
   tax liability

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g.,
BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-FISCEAB-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN
INTERNATIONAL EQUITY
FUNDS
SELECT CLASS SHARES


JPMORGAN INTERNATIONAL SMALL CAP EQUITY FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan International Small Cap Equity Fund                                   1
The Fund's Management and Administration                                       6
    Additional Compensation to Financial Intermediaries                        7
How to Do Business with the Fund                                               8
    Purchasing Fund Shares                                                     8
    Networking and Sub-Transfer Agency Fees                                   12
    Exchanging Fund Shares                                                    12
    Redeeming Fund Shares                                                     12
Shareholder Information                                                       16
    Distributions and Taxes                                                   16
    Shareholder Statements and Reports                                        17
    Availability of Proxy Voting Record                                       17
    Portfolio Holdings Disclosure                                             17
Risk and Reward Elements                                                      18
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            22
How To Reach Us                                                       BACK COVER

JPMORGAN INTERNATIONAL SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 18-21.


THE FUND'S OBJECTIVE

The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund's adviser, JPMorgan Investment Management Inc. (JPMIM), believes have strong earnings growth potential. "Assets" mean net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund will sell securities if the adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The adviser will try to choose a wide range of industries and companies.

Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Debt securities may be denominated in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar or invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic and political or other conditions, the Fund may invest any amount of its assets in these instruments.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The Fund's adviser is JPMIM. The adviser bases stock selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the adviser's regional investment teams. The overall regional allocation process will be controlled centrally, while individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.


Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a 'growth bias' in security selection.


Typically, companies meeting the adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of the Fund's total assets in Japan, United Kingdom and the Pacific Region (ex Japan). This allocation may change at any time.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be

                                                     PROSPECTUS FEBRUARY 28 2006


less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.


The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile.

The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect investment returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan's economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan's economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade category by Moody's or by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A %
OF AMOUNT REDEEMED/EXCHANGED*                                               2.00


ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           1.60
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             2.85
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (1.35)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.50


(1) "Other Expenses" are based on estimated expenses in the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.


                                                             1 YEAR      3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                    153          755

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS


The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT


The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan

Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?


Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares -- See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

-  JPMorgan Funds.

-  JPMorgan Chase and its subsidiaries and affiliates.

See "How do I open an account?"

- For further information on investment minimums or eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.


Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine.

These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Shares of another non-money market JPMorgan Fund or for another class of the same Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?


If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.


1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

2. If your account falls below the minimum required balance it will be closed as a result. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive properly designated distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After the fiscal half year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                AND REWARD
FOREIGN AND OTHER
MARKET CONDITIONS

-  The Fund's share price and     -  Stocks have generally         -  Under normal circumstances
   performance will fluctuate        outperformed more stable         the Fund plans to remain
   in response to stock market       investments (such as bonds       fully invested, with at
   movements                         and cash equivalents) over       least 80% in stocks and may
                                     the long-term                    invest uninvested cash in
-  The Fund could lose money                                          affiliated money market
   because of foreign             -  Foreign investments, which       funds; stock investments
   government actions,               represent a major portion        may include convertible
   political instability, or         of the world's securities,       securities, preferred
   lack of adequate and/or           offer attractive potential       stocks, depositary receipts
   accurate information              performance and                  (such as ADRs and GDRs),
                                     opportunities for                trust or partnership
-  Investment risks tend to be       diversification                  interests, warrants,
   higher in emerging markets;                                        rights, and investment
   these markets also present     -  Emerging markets can offer       company securities
   higher liquidity and              higher returns
   valuation risks                                                 -  The Fund seeks to limit
                                                                      risk and enhance
-  Adverse market, economic,                                          performance through active
   political or other                                                 management, country
   conditions may from time to                                        allocation and
   time cause the Fund to take                                        diversification
   temporary defensive
   positions that are                                              -  During severe market
   inconsistent with its                                              downturns, the Fund has the
   principal investment                                               option of investing up to
   strategies and may hinder                                          100% of assets in
   the Fund from achieving its                                        investment-grade
   investment objective                                               short-term securities

-  The Fund is
   non-diversified, which
   means that a relatively
   high percentage of the
   Fund's assets may be
   invested in a limited
   number of issuers.
   Therefore, its performance
   may be more vulnerable to
   changes in the market value
   of a single issuer or a
   group of issuers

MANAGEMENT CHOICES

-  The Fund could underperform    -  The Fund could outperform     -  The adviser focuses its
   its benchmark due to its          its benchmark due to these       active management on
   securities choices and            same choices                     securities selection, the
   other management decisions                                         area where it believes its
                                                                      commitment to research
                                                                      can most enhance returns

                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate         -  Favorable exchange rate       -  The Fund typically
   movements could reduce            movements could generate         maintains full currency
   gains or create losses            gains or reduce losses           exposure to those markets
                                                                      in which it invests
-  Currency risks tend to be
   higher in emerging markets;
   these markets also present
   higher liquidity and
   valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys             -  The Fund can take advantage   -  The Fund segregates liquid
   securities before issue or        of attractive transaction        assets to offset leverage
   for delayed delivery, it          opportunities                    risk
   could be exposed to
   leverage risk if it does
   not segregate liquid assets

                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                AND REWARD
DERIVATIVES*

-  Derivatives such as            -  Hedges that correlate well    -  The Fund may use
   futures, options, and             with underlying positions        derivatives, such as
   forward foreign currency          can reduce or eliminate          futures, options, and
   contracts(1) that are used        losses at low cost               forward foreign currency
   for hedging the portfolio                                          contracts, for hedging and
   or specific securities may     -  The Fund could make money        for risk management (i.e.,
   not fully offset the              and protect against losses       to establish or adjust
   underlying positions and          if the investment analysis       exposure to particular
   this could result in losses       proves correct                   securities, markets or
   to the Fund that would not                                         currencies); risk
   have otherwise occurred        -  Derivatives that involve         management may include
                                     leverage could generate          management of the Fund's
-  The Fund may have                 substantial gains at low         exposure relative to its
   difficulty exiting a              cost                             benchmark
   derivatives position
                                                                   -  The Fund only establishes
-  Derivatives used for risk                                          hedges that it expects will
   management or to increase                                          be highly correlated with
   the Fund's gain may not                                            underlying positions
   have the intended effects
   and may result in losses                                        -  While the Fund may use
   or missed opportunities                                            derivatives that
                                                                      incidentally involve
-  The counterparty to a                                              leverage, it does not use
   derivatives contract could                                         them for the specific
   default                                                            purpose of leveraging its
                                                                      portfolio
-  Derivatives that involve
   leverage could magnify                                          -  The Fund may also use
   losses                                                             derivatives to increase its
                                                                      gain
-  Certain types of
   derivatives involve costs
   to the Fund which can
   reduce returns

-  Derivatives used for
   non-hedging purposes can
   cause loss that exceed the
   original investment

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by the Fund,
   accelerate recognition of
   income to the Fund, affect
   the holding period of the
   Fund's assets and defer
   recognition of certain of
   the Fund's losses



* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                   POTENTIAL REWARDS                AND REWARD
SECURITIES LENDING

-  When the Fund lends a          -  The Fund may enhance income   -  The adviser maintains a
   security, there is a risk         through the investment of        list of approved borrowers
   that the loaned securities        the collateral received
   may not be returned if the        from the borrower             -  The Fund receives
   borrower or the lending                                            collateral equal to at
   agent defaults                                                     least 100% of the current
                                                                      value of securities loaned
-  The collateral will be
   subject to the risks of the                                     -  The lending agents
   securities in which it is                                          indemnify the Fund against
   invested                                                           borrower default

                                                                   -  The adviser's collateral
                                                                      investment guidelines limit
                                                                      the quality and duration of
                                                                      collateral investment to
                                                                      minimize losses

                                                                   -  Upon recall, the borrower
                                                                      must return the securities
                                                                      loaned within the normal
                                                                      settlement period

ILLIQUID HOLDINGS

-  The Fund could have            -  These holdings may offer      -  The Fund may not invest
   difficulty valuing these          more attractive yields or        more than 15% of net assets
   holdings precisely                potential growth than            in illiquid holdings
                                     comparable widely traded
-  The Fund could be unable to       securities                    -  To maintain adequate
   sell these holdings at the                                         liquidity to meet
   time or price it desires                                           redemptions, the Fund may
                                                                      hold investment grade
                                                                      short-term securities and
                                                                      for temporary or
                                                                      extraordinary purposes, may
                                                                      borrow from banks up to
                                                                      33 1/3% of the value of its
                                                                      total assets

SHORT-TERM TRADING

-  Increased trading could        -  The Fund could realize        -  The Fund generally avoids
   raise the Fund's brokerage        gains in a short period of       short-term trading, except
   and related costs                 time                             to take advantage of
                                                                      attractive or unexpected
-  Increased short-term           -  The Fund could protect           opportunities or to meet
   capital gains distributions       against losses if a stock        demands generated by
   could raise shareholders'         is overvalued and its value      shareholder activity
   income tax liability              later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006

PR-FISCES-206


[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS FEBRUARY 28, 2006



JPMORGAN
INTERNATIONAL EQUITY
FUNDS
INSTITUTIONAL CLASS SHARES



JPMORGAN INTERNATIONAL SMALL CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan International Small Cap Equity Fund                         1

The Fund's Management and Administration                             6

    Additional Compensation to Financial                             7
    Intermediaries

How to Do Business with the Fund                                     8

    Purchasing Fund Shares                                           8

    Networking and Sub-Transfer Agency Fees                         12

    Exchanging Fund Shares                                          12

    Redeeming Fund Shares                                           12

Shareholder Information                                             16

    Distributions and Taxes                                         16

    Shareholder Statements and Reports                              17

    Availability of Proxy Voting Record                             17

    Portfolio Holdings Disclosure                                   17

Risk and Reward Elements                                            18

Legal Proceedings Relating to Banc One Investment                   22
Advisors Corporation and Certain of its Affiliates

How To Reach Us                                             BACK COVER

JPMORGAN INTERNATIONAL SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks and strategies, please see pages 18-21.


THE FUND'S OBJECTIVE
The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund's adviser, JPMorgan Investment Management Inc. (JPMIM), believes have strong earnings growth potential. "Assets" mean net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund will sell securities if the adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The adviser will try to choose a wide range of industries and companies.

Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Debt securities may be denominated in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar or invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic and political or other conditions, the Fund may invest any amount of its assets in these instruments.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is JPMIM. The adviser bases stock selection is based on company fundamentals.

The investment process is designed to capture the stock picking skills of the adviser's regional investment teams. The overall regional allocation process will be controlled centrally, while individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.


Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a 'growth bias' in security selection.


Typically, companies meeting the adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of the Fund's total assets in Japan, the United Kingdom and the Pacific Region (ex Japan). This allocation may change at any time.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.


The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, the Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile.

The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect investment returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan's economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan's economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade category by Moody's or by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.


The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a Fund that seeks to outperform the markets in which it invests over the long-term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF AMOUNT REDEEMED/EXCHANGED              2.00


ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                  1.00
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.10
OTHER EXPENSES(1)                                                                                1.35
TOTAL ANNUAL OPERATING EXPENSES                                                                  2.45
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                       (1.10)
NET EXPENSES(2)                                                                                  1.35


(1) "Other Expenses" are based on estimated expenses in the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% of its average daily net assets through 2/28/07. In addition, the Fund's other service providers may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.


                                                                                1 YEAR        3 YEARS
-----------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                                       137            658

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decision for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS


The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares -- See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Institutional Class shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waiver, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.


Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."


Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.


A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?

If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.


The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive properly designated distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder.

The date on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After the fiscal half year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30, is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

- The Fund's share price and          - Stocks have generally               - Under normal circumstances the
  performance will fluctuate in         outperformed more stable              Fund plans to remain fully
  response to stock market              investments (such as bonds and        invested, with at least 80% in
  movements                             cash equivalents) over the            stocks and may invest uninvested
                                        long-term                             cash in affiliated money market
- The Fund could lose money because                                           funds; stock investments may
  of foreign government actions,      - Foreign investments, which            include convertible securities,
  political instability, or lack of     represent a major portion of the      preferred stocks, depositary
  adequate and/or accurate              world's securities, offer             receipts (such as ADRs and GDRs),
  information                           attractive potential performance      trust or partnership interests,
                                        and opportunities for                 warrants, rights, and investment
                                        diversification                       company securities
- Investment risks tend to be
  higher in emerging markets; these   - Emerging markets can offer higher   - The Fund seeks to limit risk and
  markets also present higher           returns                               enhance performance through
  liquidity and valuation risks                                               active management, country
                                                                              allocation and diversification
- Adverse market, economic,
  political or other conditions may                                         - During severe market downturns,
  from time to time cause the Fund                                            the Fund has the option of
  to take temporary defensive                                                 investing up to 100% of assets in
  positions that are inconsistent                                             investment-grade short-term
  with its principal investment                                               securities
  strategies and may hinder the
  Fund from achieving its
  investment objective

- The Fund is non-diversified,
  which means that a relatively
  high percentage of the assets may
  be invested in a limited number
  of issuers. Therefore, its
  performance may be more
  vulnerable to changes in the
  market value of a single issuer
  or a group of issuers

MANAGEMENT CHOICES

- The Fund could underperform its     - The Fund could outperform its       - The adviser focuses its active
  benchmark due to its securities       benchmark due to these same           management on securities
  choices and other management          choices                               selection, the area where it
  decisions                                                                   believes its commitment to
                                                                              research can most enhance returns

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements    - Favorable exchange rate movements   - The Fund typically maintains full
  could reduce gains or create          could generate gains or reduce        currency exposure to those
  losses                                losses                                markets in which it invests

- Currency risks tend to be higher
  in emerging markets; these
  markets also present higher
  liquidity and valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities       - The Fund can take advantage of      - The Fund segregates liquid assets
  before issue or for delayed           attractive transaction                to offset leverage risk
  delivery, it could be exposed to      opportunities
  leverage risk if it does not
  segregate liquid assets

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD

DERIVATIVES*

- Derivatives such as futures,        - Hedges that correlate well with     - The Fund may use derivatives,
  options, and forward foreign          underlying positions can reduce       such as futures, options, and
  currency contracts(1) that are        or eliminate losses at low cost       forward foreign currency
  used for hedging the portfolio or                                           contracts, for hedging and for
  specific securities may not fully   - The Fund could make money and         risk management (i.e., to
  offset the underlying positions       protect against losses if the         establish or adjust exposure to
  and this could result in losses       investment analysis proves            particular securities, markets or
  to the Fund that would not have       correct                               currencies); risk management may
  otherwise occurred                                                          include management of the Fund's
                                      - Derivatives that involve leverage     exposure relative to its
- The Fund may have difficulty          could generate substantial gains      benchmark
  exiting a derivatives position        at low cost
                                                                            - The Fund only establishes hedges
- Derivatives used for risk                                                   that it expects will be highly
  management or to increase the                                               correlated with underlying
  Fund's gain may not have the                                                positions
  intended effects and may result in
  losses or missed opportunities                                            - While the Fund may use
                                                                              derivatives that incidentally
- The counterparty to a derivatives                                           involve leverage, it does not use
  contract could default                                                      them for the specific purpose of
                                                                              leveraging its portfolio
- Derivatives that involve leverage
  could magnify losses                                                      - The Fund may also use derivatives
                                                                              to increase its gain
- Certain types of derivatives
  involve costs to the Fund which
  can reduce returns

- Derivatives used for non-hedging
  purposes can cause loss that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses



* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
SECURITIES LENDING

- When the Fund lends a security,     - The Fund may enhance income         - The adviser maintains a list of
  there is a risk that the loaned       through the investment of the         approved borrowers
  securities may not be returned if     collateral received from the
  the borrower or the lending agent     borrower                            - The Fund receives collateral
  defaults                                                                    equal to at least 100% of the
                                                                              current value of securities
                                                                              loaned

- The collateral will be subject to                                         - The lending agents indemnify the
  the risks of the securities in                                              Fund against borrower default
  which it is invested
                                                                            - The adviser's collateral investment
                                                                              guidelines limit the quality and
                                                                              duration of collateral investment to
                                                                              minimize losses

                                                                            - Upon recall, the borrower must
                                                                              return the securities loaned
                                                                              within the normal settlement
                                                                              period

ILLIQUID HOLDINGS

- The Fund could have difficulty      - These holdings may offer more       - The Fund may not invest more than
  valuing these holdings precisely      attractive yields or potential        15% of net assets in illiquid
                                        growth than comparable widely         holdings
                                        traded securities
- The Fund could be unable to sell
  these holdings at the time or                                             - To maintain adequate liquidity to
  price it desires                                                            meet redemptions, the Fund may
                                                                              hold investment grade short-term
                                                                              securities and for temporary or
                                                                              extraordinary purposes, may
                                                                              borrow from banks up to 33 1/3% of
                                                                              the value of its total assets

SHORT-TERM TRADING

- Increased trading could raise the   - The Fund could realize gains in a   - The Fund generally avoids
  Fund's brokerage and related          short period of time                  short-term trading, except to
  costs                                                                       take advantage of attractive or
                                      - The Fund could protect against        unexpected opportunities or to
- Increased short-term capital          losses if a stock is overvalued       meet demands generated by
  gains distributions could raise       and its value later falls             shareholder activity
  shareholders' income tax
  liability

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commission entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g.,
BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006

PR-FISCEI-206


[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS FEBRUARY 28, 2006



JPMORGAN SPECIALTY FUNDS

CLASS A, CLASS B & CLASS C SHARES


JPMORGAN GLOBAL HEALTHCARE FUND
JPMORGAN MARKET NEUTRAL FUND (CLASS A AND CLASS B)



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Global Healthcare Fund                               1

JPMorgan Market Neutral Fund                                  8

The Funds' Management and Administration                     14

How to Do Business with the Funds                            16

   Purchasing Fund Shares                                    16

   Sales Charges                                             21

   Rule 12b-1 Fees                                           26

   Networking and Sub-Transfer Agency Fees                   27

   Exchanging Fund Shares                                    27

   Redeeming Fund Shares                                     28

Shareholder Information                                      32

   Distributions and Taxes                                   32

   Shareholder Statements and Reports                        32

   Availability of Proxy Voting Record                       33

   Portfolio Holdings Disclosure                             33

Risk and Reward Elements                                     34

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates           40

Financial Highlights                                         42

Appendix A--Legal Proceedings and
Additional Fee and Expense Information                       48

How To Reach Us                                      BACK COVER

JPMORGAN
  GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 34-39.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes in the healthcare sector that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.


There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


Using its global perspective, the Fund's adviser J.P. Morgan Investment Management Inc. (JPMIM), uses the investment process described below to identify those securities which in its view have an exceptional return potential.

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.


Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided

                                                    PROSPECTUS FEBRUARY 28, 2006


by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.


Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes or risk management purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The Fund is NOT designed for investors who:

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    are uncomfortable with the Fund's focus on the healthcare sector

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2001   -13.48%
2002   -12.57%(2)
2003    19.34%
2004     3.17%
2005     2.45%

BEST QUARTER 2nd quarter, 2003     12.80%
WORST QUARTER 1st quarter, 2001   -15.73%


* Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1)  The Fund's fiscal year end is 10/31.

(2) Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2005*,(1),(2)



                                                                   PAST 1 YEAR       PAST 5 YEARS    LIFE OF FUND(2)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                      (2.93)             (2.02)             (0.53)
Return After Taxes on Distributions                                      (3.01)             (2.23)             (0.74)
Return After Taxes on Distributions and
Sale of Fund Shares                                                      (1.79)             (1.83)             (0.57)

CLASS B SHARES
Return Before Taxes                                                      (3.00)             (1.47)              0.22

CLASS C SHARES
Return Before Taxes                                                       1.02              (1.05)              0.42

MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                    9.01              (0.35)              1.19

LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                   11.48               1.45               1.56


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The Fund's performance in the table for the period before Class B and Class C Shares were launched on 2/18/05, is based on the performance of Class A Shares of the Fund. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 10/31.
(2)  The Fund commenced operations on 9/29/00.
(3) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         5.25               NONE               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                         NONE**             5.00               1.00

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED                                                 2.00               2.00               2.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                                CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                           0.85               0.85               0.85
DISTRIBUTION (RULE 12b-1) FEES                                            0.25               0.75               0.75
SHAREHOLDER SERVICE FEES                                                  0.25               0.25               0.25
OTHER EXPENSES(1)                                                         1.24               1.07               1.07

TOTAL ANNUAL OPERATING EXPENSES                                           2.59               2.92               2.92
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                (1.09)             (0.92)             (0.92)

NET EXPENSES(2)                                                           1.50               2.00               2.00




(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustee's deferred compensation plan) exceed 1.50%, 2.00% and 2.00% respectively of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR           3 YEARS           5 YEARS          10 YEARS
                       ---------------------------------------------------------------------
CLASS A SHARES* ($)                670             1,190             1,736             3,219

CLASS B SHARES** ($)               703             1,117             1,657             3,099***

CLASS C SHARES** ($)               303               817             1,457             3,177


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR           3 YEARS           5 YEARS          10 YEARS
                       ---------------------------------------------------------------------
CLASS A SHARES ($)                 670             1,190             1,736             3,219

CLASS B SHARES ($)                 203               817             1,457             3,099***

CLASS C SHARES ($)                 203               817             1,457             3,177


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  MARKET NEUTRAL FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 34-39.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.


The techniques and strategies contemplated by the Fund are expected to result in a high degree of portfolio turnover. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund's after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect the Fund's performance.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

-    are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury-Bill Index, a broad-based securities market index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999    -0.05%
2000     8.38%
2001     7.43%
2002    -3.67%
2003     1.14%
2004     0.05%
2005    -0.80%

BEST QUARTER 2nd quarter, 2001     4.63%
WORST QUARTER 4th quarter, 1999   -3.64%


* Class A Shares were launched on 2/28/02 and the Fund's performance in the bar chart prior to 1/1/03 are based on the performance of Institutional Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2005*,(1),(2)


                                                                   PAST 1 YEAR       PAST 5 YEARS    LIFE OF FUND(2)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                      (6.03)             (0.35)              0.82
Return After Taxes on Distributions                                      (6.44)             (0.94)             (0.23)
Return After Taxes on Distributions and
Sale of Fund Shares                                                      (3.86)             (0.62)              0.07

CLASS B SHARES
Return Before Taxes                                                      (6.32)             (0.07)              1.31

MERRILL LYNCH 3-MONTH U.S. TREASURY-BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                    3.07               2.34               3.24


After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The Fund's performance in the table for the period before Class A and Class B Shares were launched on 2/28/02, is based on the performance of Institutional Class Shares of the Fund. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 10/31.

(2)  The Fund commenced operations on 12/31/98.

(3)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         5.25               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                         NONE**             5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                           1.25               1.25
DISTRIBUTION (RULE 12b-1) FEES                                            0.25               0.75
SHAREHOLDER SERVICE FEES                                                  0.25               0.25
OTHER EXPENSES(1)                                                         0.29               0.32

TOTAL ANNUAL OPERATING EXPENSES                                           2.04               2.57
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                (0.54)             (0.57)

NET EXPENSES(2)                                                           1.50               2.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes and extraordinary expenses, expenses related to the Board of Trustee's deferred compensation plan and dividend expenses relating to short sales) exceed 1.50% and 2.00%, respectively, of their average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                670             1,082             1,518             2,729

CLASS B SHARES** ($)               703             1,045             1,514             2,733***


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------
CLASS A SHARES ($)                 670             1,082             1,518             2,729

CLASS B SHARES ($)                 203               745             1,314             2,733***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


The Funds are series of JPMorgan Trust I, a Delaware statutory trust ("Trust"). The Trust is governed by the trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                    %
-----------------------------------------
GLOBAL HEALTHCARE FUND               0.16

MARKET NEUTRAL FUND                  0.71



A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGERS

GLOBAL HEALTHCARE FUND


The portfolio manager is Georgina Perceval Maxwell. Ms. Maxwell is a portfolio manager in the Global Equity Group in London. She joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian markets.


MARKET NEUTRAL FUND


The portfolio manager is Terance Chen, CFA, Vice President of JPMIM. Mr. Chen joined JPMIM in 1994. Mr. Chen is a portfolio manager of the U.S. Equity Group. He is responsible for the management of REI 150 and REI 250 structured strategies, and he is the co-manager of the Research Market Neutral strategy.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THE FUNDS' ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-    Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Class A, Class B and Class C Shares may be purchased by the general public.


WHEN CAN I BUY SHARES?


Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower on-going Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES

You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.


Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.


Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.


Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-    JPMorgan Funds; or

-    The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-    Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.


The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."


To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and "click" on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)

                      SALES
                     CHARGE          SALES
                     AS A %         CHARGE     COMMISSION
                     OF THE         AS A %      AS A % OF
AMOUNT OF          OFFERING        OF YOUR       OFFERING
PURCHASES             PRICE     INVESTMENT          PRICE
---------------------------------------------------------
LESS
THAN $50,000           5.25           5.54           4.75

$50,000-
$99,999                4.50           4.71           4.05

$100,000-
$249,999               3.50           3.63           3.05

$250,000-
$499,999               2.50           2.56           2.05

$500,000-
$999,999               2.00           2.04           1.60

$1,000,000
OR MORE*               NONE           NONE             **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.


** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.


REDUCING YOUR CLASS A SALES CHARGE

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

     -  JPMorgan Funds.

     -  JPMorgan Chase and its subsidiaries and affiliates.

Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.


4.   Bought by employees of:

-    Boston Financial Data Services, Inc. and its subsidiaries and affiliates.


- Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).


  -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

  - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.


  - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."


  - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

  -  Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.


  - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


- A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

  - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES


Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


                            CDSC AS A % OF
YEARS                        DOLLAR AMOUNT
SINCE PURCHASE           SUBJECT TO CHARGE
------------------------------------------
0-1                                   5.00

1-2                                   4.00

2-3                                   3.00

3-4                                   3.00

4-5                                   2.00

5-6                                   1.00

More than 6                           NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES


Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:


                            CDSC AS A % OF
YEARS                        DOLLAR AMOUNT
SINCE PURCHASE           SUBJECT TO CHARGE
------------------------------------------
0-1                                   1.00

After first year                      NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the
Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES


No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial

Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.


2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.


Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-    The Fund receives the request by 4:00 p.m. ET.

-    You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.


3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.


DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.


A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?


If you sell your shares of the JPMorgan Global Healthcare Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fee is paid to the JPMorgan Global Healthcare Fund and is designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-    Select the "Systematic Withdrawal Plan" option on the Account Application.

-    Specify the amount you wish to receive and the frequency of the payments.

-    You may designate a person other than yourself as the payee.

-    There is no fee for this service.

If you select this option, please keep in mind that:


- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:


- Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Global Healthcare Fund declares and pays any net investment income at least annually. The Market Neutral Fund declares and pays any net investment income at least quarterly. The Funds declare and pay net capital gains at least annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


The Global Healthcare Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare Fund from sources in foreign jurisdictions may have taxes withheld at the source.

Since it is anticipated that more than 50% of such Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and            -  Stocks have generally outperformed       -  Under normal circumstances each Fund
   performance will fluctuate in             more stable investments (such as            plans to remain fully invested in
   response to stock market movements        bonds and cash equivalents) over the        accordance with its policies. Equity
                                             long-term                                   investments may include common
-  The Global Healthcare Fund is                                                         stocks, convertible securities,
   non-diversified which means that a     -  These same stocks could outperform          preferred stocks, depositary receipts
   relatively high percentage of the         the general market and provide              (such as ADRs and EDRs), trust or
   Fund's assets may be invested in a        greater returns than more diversified       partnership interests, warrants,
   limited number of issuers; therefore,     funds                                       rights and investment company
   its performance may be more                                                           securities. Each Fund may invest
   vulnerable to changes in the market                                                   uninvested cash in affiliated money
   value of a single issuer or a group                                                   market funds
   of issuers
                                                                                      -  Each Fund seeks to limit risk and
-  The Global Healthcare Fund invests                                                    enhance performance through active
   in a relatively small number of                                                       management and/or diversification
   stocks. If these stocks underperform
   the general market, the Fund could                                                 -  During severe market downturns,
   underperform more diversified funds                                                   each Fund has the option of investing
                                                                                         up to 100% of its assets in high
-  Adverse market, economic, political                                                   quality short-term instruments
   and other conditions may from time to
   time cause each Fund to take
   temporary defensive positions that
   are inconsistent with its principal
   investment strategies and may hinder
   each Fund from achieving its
   investment objective

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements       -  Favorable exchange rate movements        -  Each Fund actively manages the
   could reduce gains or create losses       could generate gains or reduce losses       currency exposure of its foreign
                                                                                         investments relative to its benchmark
-  A Fund could lose money because of     -  Foreign investments, which represent        and may hedge back into the U.S.
   foreign government actions, political     a major portion of the world's              dollar from time to time (see also
   instability or lack of adequate and       securities, offer attractive                "Derivatives"); these currency
   accurate information                      potential performance and                   management techniques may not be
                                             opportunities for diversification           available for certain emerging
-  Currency and investment risks tend to                                                 markets investments
   be higher in emerging markets; these   -  Emerging markets can offer higher
   markets also present higher liquidity     returns                                  -  The Market Neutral Fund anticipates
   and valuation risks                                                                   that its total foreign investments
                                                                                         will not exceed 20% of its assets

MANAGEMENT CHOICES

-  A Fund could underperform its          -  A Fund could outperform its benchmark    -  The adviser focuses its active
   benchmark due to its securities and       due to these same choices                   management on those areas where it
   asset allocation choices                                                              believes its commitment to research
                                                                                         can most enhance returns and manage
                                                                                         risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
SECURITIES LENDING

-  When each Fund lends a security,       -  Each Fund may enhance income through     -  The adviser maintains a list of
   there is a risk that the loaned           the investment of the collateral            approved borrowers
   securities may not be returned if the     received from the borrower
   borrower or the lending agent                                                      -  Each Fund receives collateral equal
   defaults                                                                              to at least 100% of the current value
                                                                                         of the securities loaned plus accrued
-  The collateral will be subject to the                                                 interest
   risks of the securities in which it
   is invested                                                                        -  The lending agents indemnify the
                                                                                         Funds against borrower default

                                                                                      -  The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses

                                                                                      -  Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
DERIVATIVES*

-  Derivatives such as futures, options,  -  Hedges that correlate well with          -  Each Fund uses derivatives, such as
   swaps and forward foreign currency        underlying positions can reduce or          futures, options, swaps and forward
   contracts(1) that are used for            eliminate losses at low cost                foreign currency contracts, for
   hedging the portfolio or specific                                                     hedging and for risk management
   securities may not fully offset the    -  A Fund could make money and protect         (i.e., to establish or adjust
   underlying positions and this could       against losses if management's              exposure to particular securities,
   result in losses to a Fund that would     analysis proves correct                     markets or currencies); risk
   not have otherwise occurred                                                           management may include management of
                                          -  Derivatives that involve leverage           the Fund's exposure relative to its
-  A Fund may have difficulty exiting a      could generate substantial gains at         benchmark
   derivatives position                      low cost
                                                                                      -  Each Fund only establishes hedges
-  Derivatives used for risk management                                                  that it expects will be highly
   may not have the intended effects and                                                 correlated with underlying positions
   may result in losses or missed
   opportunities                                                                      -  While each Fund may use derivatives
                                                                                         that incidentally involve leverage,
-  The counterparty to a derivatives                                                     it does not use them for the specific
   contract could default                                                                purpose of leveraging its portfolios

-  Derivatives that involve leverage
   could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Certain types of derivatives involve
   costs to a Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses



* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
ILLIQUID HOLDINGS

-  Each Fund could have difficulty        -  These holdings may offer more            -  No Fund may invest more than 15% of
   valuing these holdings precisely          attractive yields or potential growth       net assets in illiquid holdings
                                             than comparable widely traded
-  Each Fund could be unable to sell         securities                               -  To maintain adequate liquidity to
   these holdings at the time or price                                                   meet redemptions, each Fund may hold
   desired                                                                               high quality short-term instruments
                                                                                         (including repurchase agreements)
                                                                                         and, for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before     -  A Fund can take advantage of             -  The Funds segregate liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities        offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise each     -  Each Fund could realize gains in a       -  The Funds generally avoid short-term
   Fund's transaction costs                  short period of time                        trading, except to take advantage of
                                                                                         attractive or unexpected
-  Increased short-term capital gains     -  Each Fund could protect against             opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued and         generated by shareholder activity
   shareholders' income tax liability        its value later falls

RISK AND REWARD ELEMENTS

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                           AND REWARD
SHORT SELLING - MARKET NEUTRAL
FUND

-  Short sales may not have the intended  -  The Fund could make money and protect    -  The Fund will not engage in short
   effects and may result in losses          against losses if management's              selling if the total market value of
                                             analysis proves correct                     all securities sold short would
-  The Fund may not be able to close out                                                 exceed 100% of the Fund's net assets
   a short position at a particular time  -  Short selling may allow the Fund to
   or at an acceptable price                 generate positive returns in             -  The Fund sets aside liquid assets in
                                             declining markets                           segregated or broker accounts to
-  The Fund may not be able to borrow                                                    cover short positions and offset a
   certain securities to sell short,                                                     portion of the leverage risk
   resulting in missed opportunities
                                                                                      -  The Fund makes short sales through
-  Segregated accounts with respect to                                                   brokers that the adviser has
   short sales may limit the Fund's                                                      determined to be highly creditworthy
   investment flexibility

-  Short sales involve leverage risk,
   credit exposure to the brokers that
   execute the short sale and retain the
   proceeds, have no cap on maximum
   losses and gains are limited to the
   price of the stock at the time of the
   short sale

-  If the SEC staff changes its current
   policy of permitting brokers
   executing the Fund's short sales to
   hold proceeds of such short sales,
   the cost of such transactions would
   increase significantly and the
   Fund may be required to cease
   operations or change its investment
   objective

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


CLASS A SHARES


                                                                    PER SHARE OPERATING PERFORMANCE:
                                           ----------------------------------------------------------------------------------
                                                                         INVESTMENT OPERATIONS
                                           ----------------------------------------------------------------------------------
                                               NET ASSET            NET           NET REALIZED
                                                  VALUE,     INVESTMENT         AND UNREALIZED
                                               BEGINNING         INCOME                  GAINS                     TOTAL FROM
                                               OF PERIOD         (LOSS)            (LOSSES) ON      REDEMPTION     INVESTMENT
                                                                                   INVESTMENTS            FEES     OPERATIONS
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005                $       13.64          (0.03)(b)               1.04              --(h)        1.01
Year Ended October 31, 2004                $       13.13          (0.05)(b)               0.56              --           0.51
Year Ended October 31, 2003                $       12.27          (0.05)(b)               1.17              --           1.12
Year Ended October 31, 2002                $       13.79          (0.10)(b)              (2.44)             --          (2.54)
April 16, 2001(a) To
  October 31, 2001                         $       13.64          (0.05)(b)               0.20              --           0.15

MARKET NEUTRAL FUND
Year Ended October 31, 2005                $       14.18           0.09                  (0.40)             --          (0.31)
Year Ended October 31, 2004                $       14.01          (0.03)(b)               0.20              --           0.17
Year Ended October 31, 2003                $       13.99          (0.09)(b)               0.23              --           0.14
February 28, 2002(a) To
  October 31, 2002                         $       14.64          (0.02)(b)              (0.62)             --          (0.64)

                                                   PER SHARE OPERATING PERFORMANCE:
                                           ---------------------------------------------------
                                                              DISTRIBUTIONS
                                           ---------------------------------------------------
                                                     NET            NET
                                              INVESTMENT       REALIZED                  TOTAL
                                                  INCOME          GAINS          DISTRIBUTIONS
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005                           --             --                     --
Year Ended October 31, 2004                           --             --                     --
Year Ended October 31, 2003                        (0.26)            --                  (0.26)
Year Ended October 31, 2002                        (0.06)            --                  (0.06)
April 16, 2001(a) To
  October 31, 2001                                    --             --                     --

MARKET NEUTRAL FUND
Year Ended October 31, 2005                        (0.09)         (0.15)                 (0.24)
Year Ended October 31, 2004                           --             --                     --
Year Ended October 31, 2003                        (0.03)         (0.09)                 (0.12)
February 28, 2002(a) To
  October 31, 2002                                 (0.01)            --                  (0.01)



(a)  Commencement of offering for class of shares.
(b)  Calculated based upon average shares outstanding.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                                   PER SHARE OPERATING PERFORMANCE:
                                           ---------------------------------------------------
                                           DISTRIBUTIONS
                                           -------------
                                                                                          TOTAL
                                                 CAPITAL            NET ASSET            RETURN
                                                   SHARE           VALUE, END         (EXCLUDES
                                            TRANSACTIONS            OF PERIOD  SALES CHARGE)(c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005                           --      $         14.65              7.40%
Year Ended October 31, 2004                           --      $         13.64              3.88%
Year Ended October 31, 2003                           --      $         13.13              9.29%
Year Ended October 31, 2002                         1.08(g)   $         12.27            (10.63%)(g)
April 16, 2001(a) To
  October 31, 2001                                    --      $         13.79              1.10%

MARKET NEUTRAL FUND
Year Ended October 31, 2005                           --      $         13.63             (2.25%)
Year Ended October 31, 2004                           --      $         14.18              1.21%
Year Ended October 31, 2003                           --      $         14.01              0.97%
February 28, 2002(a) To
  October 31, 2002                                    --      $         13.99             (4.38%)

                                                                        RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS: (d)
                                                       ------------------------------------------------------
                                      NET ASSETS                                NET                  EXPENSES
                                          END OF                         INVESTMENT           WITHOUT WAIVERS          PORTFOLIO
                                          PERIOD             NET             INCOME            REIMBURSEMENTS           TURNOVER
                                         (000'S)        EXPENSES             (LOSS)      AND EARNINGS CREDITS           RATE (c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005      $         8,048            1.50%             (0.21%)                    2.66%               105%
Year Ended October 31, 2004      $           169            1.75%             (0.33%)                   12.25%(e)             65%
Year Ended October 31, 2003      $           138            1.75%             (0.41%)                   23.28%(e)             56%
Year Ended October 31, 2002      $           112            1.75%             (0.72%)                   36.66%(e)             56%
April 16, 2001(a) To
  October 31, 2001               $            59            1.74%             (0.72%)                   34.18%(e)             57%

MARKET NEUTRAL FUND
Year Ended October 31, 2005      $         2,968            3.46%(f)           0.99%                     4.31%(f)            313%
Year Ended October 31, 2004      $         1,222            3.14%(f)          (0.58%)                    7.44%(f)            200%
Year Ended October 31, 2003      $           220            3.34%(f)          (0.67%)                   11.93%(f)            114%
February 28, 2002(a) To
  October 31, 2002               $            62            3.29%(f)          (0.21%)                   28.80%(e)(f)         138%


(f) Includes dividend expenses for securities sold short. Dividend expense was 1.96%, 1.64%, 1.84%, and 1.79% of average net assets for the period ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively. The ratio of net expenses to average net assets excluding dividend expense for securities sold short was 1.50% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively. The ratio of expenses to average net assets without waivers, reimbursements and earnings credits and excluding dividend expense for securities sold short was 2.35%, 5.80%, 10.09%, and 27.01% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively.
(g) Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions. Total return would be approximately (17.77%) exclusive of such transaction.
(h)  Amount rounds to less than $0.01.

CLASS B SHARES


                                                                    PER SHARE OPERATING PERFORMANCE:
                                      ---------------------------------------------------------------------------------------
                                                                         INVESTMENT OPERATIONS
                                      ---------------------------------------------------------------------------------------
                                                                                NET REALIZED
                                         NET ASSET            NET             AND UNREALIZED
                                            VALUE,     INVESTMENT                      GAINS                        TOTAL FROM
                                         BEGINNING         INCOME                (LOSSES) ON   REDEMPTION           INVESTMENT
                                         OF PERIOD         (LOSS)                INVESTMENTS         FEES           OPERATIONS
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To
  October 31, 2005                    $      14.42          (0.10)(b)                   0.29           --(f)              0.19

MARKET NEUTRAL FUND
Year Ended October 31, 2005           $      14.00           0.04                      (0.41)          --                (0.37)
Year Ended October 31, 2004           $      13.91          (0.16)(b)                   0.25           --                 0.09
Year Ended October 31, 2003           $      13.95          (0.16)(b)                   0.23           --                 0.07
February 28, 2002(a) through
  October 31, 2002                    $      14.64          (0.05)(b)                  (0.64)          --                (0.69)

                                       PER SHARE OPERATING PERFORMANCE:
                                      ----------------------------------
                                                 DISTRIBUTIONS
                                      ----------------------------------
                                                  NET                NET
                                           INVESTMENT           REALIZED
                                               INCOME              GAINS
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To
  October 31, 2005                                 --                 --

MARKET NEUTRAL FUND
Year Ended October 31, 2005                     (0.03)             (0.15)
Year Ended October 31, 2004                        --                 --
Year Ended October 31, 2003                     (0.02)             (0.09)
February 28, 2002(a) through
  October 31, 2002                                 --(f)              --(f)



(a)  Commencement of offering for class of shares.
(b)  Calculated based upon average shares outstanding.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.
(e) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(f)  Amount rounds to less than $0.01

                                                    PER SHARE OPERATING PERFORMANCE:
                                        --------------------------------------------------------
                                        DISTRIBUTIONS
                                        -------------
                                                                NET ASSETS                   NET
                                                                    VALUE,                RETURN
                                                TOTAL               END OF             (EXCLUDES
                                        DISTRIBUTIONS               PERIOD      SALES CHARGE)(c)
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To
  October 31, 2005                                 --      $         14.61                  1.32%

MARKET NEUTRAL FUND
Year Ended October 31, 2005                     (0.18)     $         13.45                 (2.68%)
Year Ended October 31, 2004                        --      $         14.00                  0.65%
Year Ended October 31, 2003                     (0.11)     $         13.91                  0.48%
February 28, 2002(a) through
  October 31, 2002                                 --(f)   $         13.95                 (4.69%)

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                      -----------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: (d)
                                                        ---------------------------------------------------
                                           NET ASSETS                          NET                 EXPENSES
                                               END OF                   INVESTMENT          WITHOUT WAIVERS           PORTFOLIO
                                               PERIOD        NET            INCOME           REIMBURSEMENTS            TURNOVER
                                              (000'S)   EXPENSES            (LOSS)     AND EARNINGS CREDITS            RATE (c)
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To
  October 31, 2005                    $         7,594       2.00%            (0.70%)                   3.10%                105%

MARKET NEUTRAL FUND
Year Ended October 31, 2005           $           251       3.96%(g)          0.35%                    5.16%(g)             313%
Year Ended October 31, 2004           $           243       3.64%(g)         (1.20%)                   9.37%(g)             200%
Year Ended October 31, 2003           $           200       3.84%(g)         (1.19%)                  12.46%(g)             114%
February 28, 2002(a) through
  October 31, 2002                    $            86       3.79%(g)         (0.57%)                  27.44%(e)(g)          138%


(g) Includes dividend expenses for securities sold short. Dividend expense was 1.96%, 1.64%,1.84%, and 1.79% of average net assets for the period ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively. The ratio of net expenses to average net assets excluding dividend expense for securities sold short was 2.00% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively. The ratio of expenses to average net assets without waivers, reimbursements and earnings credits and excluding dividend expense for securities sold short was 3.20%, 7.73%, 10.62%, and 25.65% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002, respectively.

CLASS C SHARES


                                                                       PER SHARE OPERATING PERFORMANCE:
                                 -------------------------------------------------------------------------------------------------
                                                         INVESTMENT OPERATIONS                                   DISTRIBUTIONS
                                 -------------------------------------------------------------------------   ---------------------
                                                                  NET REALIZED
                                  NET ASSET          NET        AND UNREALIZED
                                     VALUE,   INVESTMENT                 GAINS                  TOTAL FROM          NET        NET
                                  BEGINNING       INCOME           (LOSSES) ON  REDEMPTION      INVESTMENT   INVESTMENT   REALIZED
                                  OF PERIOD       (LOSS)           INVESTMENTS        FEES      OPERATIONS       INCOME      GAINS
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To
  October 31, 2005               $    14.42        (0.09)(b)              0.28          --(e)         0.19           --         --



(a)  Commencement of offering for class of shares.
(b)  Calculated based upon average shares outstanding.
(c)  Not annualized for periods less than one year.

                                             PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------------------
                                   DISTRIBUTIONS
                                   -------------
                                                         NET ASSET                  TOTAL
                                                            VALUE,                 RETURN
                                           TOTAL            END OF              (EXCLUDES
                                   DISTRIBUTIONS            PERIOD      SALES CHARGE) (c)
February 18, 2005(a) To
  October 31, 2005                            --   $         14.61                  1.32%

                                                            RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: (d)
                                                      --------------------------------------------------
                                      NET ASSETS                            NET                 EXPENSES
                                          END OF                     INVESTMENT          WITHOUT WAIVERS       PORTFOLIO
                                          PERIOD           NET           INCOME           REIMBURSEMENTS        TURNOVER
                                         (000'S)      EXPENSES           (LOSS)     AND EARNINGS CREDITS        RATE (c)
February 18, 2005(a) To
  October 31, 2005               $           731          2.00%           (0.60%)                   3.08%            105%



(d)  Annualized for periods less than one year.
(e)  Amount rounds to less than $0.01

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
               AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER
                        SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.


These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed.


It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.


FUND                                              CLASS    NET EXPENSE RATIO   GROSS EXPENSE RATIO
----------------------------------------------   -------   -----------------   -------------------
JPMorgan Global Healthcare Fund                     A            1.50%                2.59%
                                                    B            2.00%                2.92%
                                                    C            2.00%                2.92%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 28, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-    Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-    There is no sales charge (load) on reinvested dividends.


- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.


"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN GLOBAL HEALTHCARE FUND--CLASS A SHARES


                                        GROSS         NET          NET
                           ANNUAL     CUMULATIVE   CUMULATIVE     ANNUAL
FOR THE YEAR ENDED         COSTS        RETURN       RETURN       RETURN
--------------------       ------     ----------   ----------     ------
February 28, 2007          $  670       -0.51%       -1.93%       -1.93%
February 29, 2008          $  257        4.46%        0.43%        2.41%
February 28, 2009          $  263        9.68%        2.85%        2.41%
February 28, 2010          $  270       15.17%        5.33%        2.41%
February 28, 2011          $  276       20.93%        7.87%        2.41%
February 29, 2012          $  283       26.97%       10.47%        2.41%
February 28, 2013          $  290       33.32%       13.13%        2.41%
February 28, 2014          $  297       39.99%       15.86%        2.41%
February 28, 2015          $  304       46.99%       18.65%        2.41%
February 29, 2016          $  311       54.34%       21.51%        2.41%


JPMORGAN GLOBAL HEALTHCARE FUND--CLASS B SHARES(1)


                                                        GROSS                       NET                        NET
                             ANNUAL                  CUMULATIVE                 CUMULATIVE                   ANNUAL
                             COSTS                     RETURN                     RETURN                     RETURN
                    -------------------------  -------------------------  -------------------------  -------------------------
                      WITHOUT       WITH         WITHOUT       WITH         WITHOUT       WITH         WITHOUT       WITH
FOR THE YEAR ENDED  REDEMPTION  REDEMPTION(2)  REDEMPTION  REDEMPTION(2)  REDEMPTION  REDEMPTION(2)  REDEMPTION  REDEMPTION(2)
------------------  ----------  -------------  ----------  -------------  ----------  -------------  ----------  -------------
February 28, 2007    $    203      $    703       5.00%        0.00%         3.00%        -2.00%        3.00%       -2.00%
February 29, 2008    $    304      $    704      10.25%        6.25%         5.14%         1.14%        2.08%       -1.80%
February 28, 2009    $    310      $    610      15.76%       12.76%         7.33%         4.33%        2.08%       -0.77%
February 28, 2010    $    317      $    617      21.55%       18.55%         9.56%         6.56%        2.08%       -0.72%
February 28, 2011    $    323      $    523      27.63%       25.63%        11.84%         9.84%        2.08%        0.25%
February 29, 2012    $    330      $    430      34.01%       33.01%        14.17%        13.17%        2.08%        1.19%
February 28, 2013    $    337      $    337      40.71%       40.71%        16.54%        16.54%        2.08%        2.08%
February 28, 2014    $    344      $    344      47.75%       47.75%        18.97%        18.97%        2.08%        2.08%
February 28, 2015    $    312      $    312      55.13%       55.13%        21.83%        21.83%        2.41%        2.41%
February 29, 2016    $    319      $    319      62.89%       62.89%        24.77%        24.77%        2.41%        2.41%


----------
(1) Class B Shares automatically convert to Class A Shares after eight (8) years.

(2) The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JPMORGAN GLOBAL HEALTHCARE FUND--CLASS C SHARES(1)



                                        GROSS         NET          NET
                           ANNUAL     CUMULATIVE   CUMULATIVE     ANNUAL
FOR THE YEAR ENDED         COSTS        RETURN       RETURN       RETURN
------------------         ------     ----------   ----------     ------
February 28, 2007          $  204        5.00%        3.00%        3.00%
February 29, 2008          $  304       10.25%        5.14%        2.08%
February 28, 2009          $  310       15.76%        7.33%        2.08%
February 28, 2010          $  317       21.55%        9.56%        2.08%
February 28, 2011          $  323       27.63%       11.84%        2.08%
February 29, 2012          $  330       34.01%       14.17%        2.08%
February 28, 2013          $  337       40.71%       16.54%        2.08%
February 28, 2014          $  344       47.75%       18.97%        2.08%
February 28, 2015          $  351       55.13%       21.44%        2.08%
February 29, 2016          $  358       62.89%       23.97%        2.08%



(1) The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended December 31, 2006) would be as follows:



                                        GROSS         NET          NET
                           ANNUAL     CUMULATIVE   CUMULATIVE     ANNUAL
                           COSTS        RETURN       RETURN       RETURN
                           ------     ----------   ----------     ------
                           $  303       4.00%        2.00%         2.00%

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-SPECABC-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN
SPECIALTY
FUNDS
SELECT CLASS SHARES


JPMORGAN GLOBAL HEALTHCARE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Global Healthcare Fund                                                1

The Fund's Management and Administration                                       8

How to Do Business with the Fund                                              10

  Purchasing Fund Shares                                                      10

  Networking and Sub-Transfer Agency Fees                                     14

  Exchanging Fund Shares                                                      14

  Redeeming Fund Shares                                                       15

Shareholder Information                                                       18

  Distributions and Taxes                                                     18

  Shareholder Statements and Reports                                          18

  Availability of Proxy Voting Record                                         19

  Portfolio Holdings Disclosure                                               19

Risk and Reward Elements                                                      20

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                                     24

Financial Highlights                                                          26

Appendix A--Legal Proceedings and Additional Fee and Expense
Information                                                                   28

How to Reach Us                                                       BACK COVER

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 20-23.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes in the healthcare sector that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.


There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


Using its global perspective, the Fund's adviser J.P. Morgan Investment Management Inc. (JPMIM), uses the investment process described below to identify those securities which in its view have an exceptional return potential.

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.


Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period-often as much as five years-rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic

                                                     PROSPECTUS FEBRUARY 28 2006


revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.


Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes or risk management purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The Fund is NOT designed for investors who:

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  are uncomfortable with the Fund's focus on the healthcare sector

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2001            -13.48%
2002            -19.26%
2003             19.54%
2004              3.44%
2005              2.78%

BEST QUARTER 2nd quarter, 2003              12.88%
WORST QUARTER 1st quarter, 2001            -15.73%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2005(1),(2)



                                                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND(2)
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   2.78          (2.35)            (0.84)

Return After Taxes on Distributions                                   2.67          (2.60)            (1.08)

Return After Taxes on Distributions and Sale of Fund Shares           1.97          (2.13)            (0.86)

MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                9.01          (0.35)             1.19

LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)               11.48           1.45              1.56


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) The Fund's fiscal year end is 10/31.


(2) The Fund commenced operations on 9/29/00.

(3) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00

* Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.85
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           1.60
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             2.70
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (1.45)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.25



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustee's deferred compensation plan) exceed 1.25% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  127       701     1,300      2,925

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust ("Trust"). The Trust is governed by the trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05 the adviser was paid management fees (net of waivers), 0.16% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.


THE PORTFOLIO MANAGER


The portfolio manager is Georgina Perceval Maxwell. Ms. Maxwell is a portfolio manager in the Global Equity Group in London. She joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian markets.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds.


THE FUND'S ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?


Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares -- See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

   -  JPMorgan Funds.

   -  JPMorgan Chase and its subsidiaries and affiliates.

      See "How do I open an account?"

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?


Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds, or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?


Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges (See "Do I pay a redemption fee?" below).

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?


If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fee is paid to the Fund and is designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES


The Fund can earn income and it realizes capital gains. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


The Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source.


Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that they paid.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement.

Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- The Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances the Fund
  will fluctuate in response to stock       more stable investments (such as bonds    plans to remain fully invested in
  market movements                          and cash equivalents) over the long       accordance with its policies. Equity
                                            term                                      investments may include common stocks,
- The Fund is non-diversified which                                                   convertible securities, preferred
  means that a relatively high            - These same stocks could outperform the    stocks, depositary receipts (such as
  percentage of the Fund's assets may be    general market and provide greater        ADRs and EDRs), trust or partnership
  invested in a limited number of           returns than more diversified funds       interests, warrants, rights and
  issuers; therefore, its performance                                                 investment company securities. The
  may be more vulnerable to changes in                                                Fund may invest uninvested cash in
  the market value of a single issuer or                                              affiliated money market funds
  a group of issuers
                                                                                    - The Fund seeks to limit risk and
- The Fund invests in a relatively small                                              enhance performance through active
  number of stocks. If these stocks                                                   management and/or diversification
  underperform the general market, the
  Fund could underperform more                                                      - During severe market downturns, the
  diversified funds                                                                   Fund has the option of investing up to
                                                                                      100% of its assets in high quality
- Adverse market, economic, political                                                 short-term instruments
  and other conditions may from time to
  time cause the Fund to take temporary
  defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  the Fund from achieving its investment
  objective

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Fund actively manages the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments
                                                                                      relative to its benchmark and may
- The Fund could lose money because of    - Foreign investments, which represent a    hedge back into the U.S. dollar from
  foreign government actions, political     major portion of the world's              time to time (see also "Derivatives");
  instability or lack of adequate and       securities, offer attractive potential    these currency management techniques
  accurate information                      performance and opportunities for         may not be available for certain
                                            diversification                           emerging markets investments
- Currency and investment risks tend to
  be higher in emerging markets; these    - Emerging markets can offer higher
  markets also present higher liquidity     returns
  and valuation risks

MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its securities and       benchmark due to these same choices       management on those areas where it
  asset allocation choices                                                            believes its commitment to research
                                                                                      can most enhance returns and manage
                                                                                      risks in a consistent way

SECURITIES LENDING

- When the Fund lends a security, there   - The Fund may enhance income through     - The adviser maintains a list of
  is a risk that the loaned securities      the investment of the collateral          approved borrowers
  may not be returned if the borrower or    received from the borrower
  the lending agent defaults                                                        - The Fund receives collateral equal to
                                                                                      at least 100% of the current value of
- The collateral will be subject to the                                               the securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify the Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES*

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Fund uses derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps and forward
  contracts(1) that are used for hedging    eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities                                                hedging and for risk management (i.e.,
  may not fully offset the underlying     - The Fund could make money and protect     to establish or adjust exposure to
  positions and this could result in        against losses if management's            particular securities, markets or
  losses to the Fund that would not have    analysis proves correct                   currencies); risk management may
  otherwise occurred                                                                  include management of the Fund's
                                          - Derivatives that involve leverage         exposure relative to its benchmark
- The Fund may have difficulty exiting a    could generate substantial gains at
  derivatives position.                     low cost                                - The Fund only establishes hedges that
                                                                                      it expects will be highly correlated
- Derivatives used for risk management                                                with underlying positions
  may not have the intended effects and
  may result in losses or missed                                                    - While the Fund may use derivatives
  opportunities                                                                       that incidentally involve leverage, it
                                                                                      does not use them for the specific
- The counterparty to a derivatives                                                   purpose of leveraging its portfolios
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses



* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- The Fund could have difficulty valuing  - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                  attractive yields or potential growth     of net assets in illiquid holdings
                                            than comparable widely traded
- The Fund could be unable to sell these    securities                              - To maintain adequate liquidity to meet
  holdings at the time or price desired                                               redemptions, the Fund may hold high
                                                                                      quality short-term instruments
                                                                                      (including repurchase agreements) and,
                                                                                      for temporary or extraordinary
                                                                                      purposes, may borrow from banks up to
                                                                                      33 1/3% of the value of its total
                                                                                      assets

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When the Fund buys securities before    - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise the       - The Fund could realize gains in a       - The Fund generally avoid short-term
  Fund's transaction costs                  short period of time                      trading, except to take advantage of
                                                                                      attractive or unexpected opportunities
- Increased short-term capital gains      - The Fund could protect against losses     or to meet demands generated by
  distributions could raise                 if a stock is overvalued and its value    shareholder activity
  shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


SELECT CLASS SHARES


                                                             PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------
                                                        INVESTMENT OPERATIONS                             DISTRIBUTIONS
                                --------------------------------------------------------------------  --------------------
                                                            NET REALIZED
                                NET ASSET         NET     AND UNREALIZED
                                   VALUE,  INVESTMENT              GAINS                  TOTAL FROM         NET       NET
                                BEGINNING      INCOME        (LOSSES) ON  REDEMPTION      INVESTMENT  INVESTMENT  REALIZED
                                OF PERIOD      (LOSS)        INVESTMENTS        FEES      OPERATIONS      INCOME     GAINS
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005     $   12.61        0.01(a)            0.97          --(d)         0.98          --        --
Year Ended October 31, 2004     $   12.11       (0.01)(a)           0.51          --            0.50          --        --
Year Ended October 31, 2003     $   11.31       (0.01)(a)           1.07          --            1.06       (0.26)       --
Year Ended October 31, 2002     $   13.81       (0.03)(a)          (2.38)         --           (2.41)      (0.09)       --
Year Ended October 31, 2001     $   15.11       (0.03)(a)          (1.26)         --           (1.29)      (0.01)       --



(a) Calculated based upon average shares outstanding.
(b) Annualized for periods less than one year.

                                     PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------
                                DISTRIBUTIONS
                                -------------
                                               NET ASSET             TOTAL
                                                  VALUE,            RETURN
                                        TOTAL     END OF         (EXCLUDES
                                DISTRIBUTIONS     PERIOD  SALES CHARGE)(c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005                --  $   13.59              7.77%
Year Ended October 31, 2004                --  $   12.61              4.13%
Year Ended October 31, 2003             (0.26) $   12.11              9.59%
Year Ended October 31, 2002             (0.09) $   11.31            (17.54)%
Year Ended October 31, 2001             (0.01) $   13.81             (8.55)%

                                                       RATIOS/SUPPLEMENTAL DATA:
                                -----------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS:(b)
                                            ------------------------------------------------
                                NET ASSETS                        NET               EXPENSES
                                    END OF                 INVESTMENT        WITHOUT WAIVERS  PORTFOLIO
                                    PERIOD       NET           INCOME         REIMBURSEMENTS   TURNOVER
                                   (000'S)  EXPENSES           (LOSS)   AND EARNINGS CREDITS    RATE(c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005     $    4,999      1.34%(e)         0.05%                  2.77%       105%
Year Ended October 31, 2004     $    6,618      1.50%           (0.05)%                 4.22%        65%
Year Ended October 31, 2003     $   10,153      1.50%           (0.04)%                 3.44%        56%
Year Ended October 31, 2002     $   16,289      1.50%           (0.22)%                 2.62%        56%
Year Ended October 31, 2001     $   30,782      1.50%           (0.20)%                 2.24%        57%



(c) Not annualized for periods less than one year.
(d) Amount rounds to less than $0.01.
(e) Effective February 19, 2005, the contractual expense limitation is 1.25%.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.


These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed.


It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.


FUND                                  CLASS   NET EXPENSE RATIO  GROSS EXPENSE RATIO
------------------------------------  ------  -----------------  -------------------
JPMorgan Global Healthcare Fund       Select        1.25%               2.70%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:


- On February 28, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;


-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.


- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.


"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN GLOBAL HEALTHCARE FUND


                                       SELECT CLASS SHARES
                            -----------------------------------------
                                       GROSS         NET        NET
                            ANNUAL   CUMULATIVE   CUMULATIVE   ANNUAL
FOR THE YEAR ENDED          COSTS      RETURN       RETURN     RETURN
-------------------------   ------   ----------   ----------   ------
February 28, 2007           $  127         5.00%        3.75%    3.75%
February 29, 2008           $  283        10.25%        6.14%    2.30%
February 28, 2009           $  290        15.76%        8.58%    2.30%
February 28, 2010           $  297        21.55%       11.07%    2.30%
February 28, 2011           $  303        27.63%       13.63%    2.30%
February 29, 2012           $  310        34.01%       16.24%    2.30%
February 28, 2013           $  317        40.71%       18.92%    2.30%
February 28, 2014           $  325        47.75%       21.65%    2.30%
February 28, 2015           $  332        55.13%       24.45%    2.30%
February 29, 2016           $  340        62.89%       27.31%    2.30%

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

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-SPECS-206

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN SPECIALTY FUNDS
INSTITUTIONAL CLASS SHARES


JPMORGAN MARKET NEUTRAL FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


JPMorgan Market Neutral Fund                                  1

The Fund's Management and Administration                      7

How to Do Business with the Fund                              9

   Purchasing Fund Shares                                     9

   Networking and Sub-Transfer Agency Fees                   12

   Exchanging Fund Shares                                    13

   Redeeming Fund Shares                                     13

Shareholder Information                                      16

   Distributions and Taxes                                   16

   Shareholder Statements and Reports                        16

   Availability of Proxy Voting Record                       17

   Portfolio Holdings Disclosure                             17

Risk and Reward Elements                                     18

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates           23

Financial Highlights                                         24

How To Reach Us                                      BACK COVER

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks and strategies, please see pages 18-22.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.


The techniques and strategies contemplated by the Fund are expected to result in a high degree of portfolio turnover. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund's after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect the Fund's performance.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain

                                                     PROSPECTUS FEBRUARY 28 2006


preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999    -0.05%
2000     8.38%
2001     7.43%
2002    -3.67%
2003     1.43%
2004     0.54%
2005    -0.33%

BEST QUARTER 2nd quarter, 2001        4.63%
WORST QUARTER 4th quarter, 1999      -3.04%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2005(1),(2)



                                                               PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND(2)
                                                               ---------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                  (0.33)           1.02              1.80

Return After Taxes on Distributions                                  (0.89)           0.39              0.73

Return After Taxes on Distributions and Sale of Fund Shares          (0.15)           0.52              0.89

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                3.07            2.34              3.24


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund's fiscal year end is 10/31.

(2)  The Fund commenced operations on 12/31/98.

(3)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                          1.25
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.10
OTHER EXPENSES(1)                                                        0.31
TOTAL ANNUAL OPERATING EXPENSES                                          1.66
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.66)
NET EXPENSES(2)                                                          1.00



(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustee's deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses of 1.00% through 2/28/07 and total annual operating expenses thereafter.


This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        102       459       840      1,910

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust ("Trust"). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers) of 0.71% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

THE PORTFOLIO MANAGER

The portfolio manager is Terance Chen, CFA, Vice President of JPMIM. Mr. Chen joined JPMIM in 1994. Mr. Chen is a portfolio manager of the U.S. Equity Group. He is responsible for the management of REI 150 and REI 250 structured strategies, and he is the co-manager of the Research Market Neutral strategy.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.


THE FUND'S ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-investor funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR


JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?


Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares - See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?


Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds, or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX:XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX:XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?


Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?


You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.


Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund declares and pays any net investment income at least quarterly and declares and pays net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
MARKET CONDITIONS

-  The Fund's share price and    -  Stocks have generally         -  Under normal circumstances
   performance will fluctuate       outperformed more stable         the Fund plans to remain
   in response to stock market      investments (such as bonds       fully invested, in
   movements                        and cash equivalents) over       accordance with its
                                    the long-term                    policies.
-  Adverse market, economic,
   political and other                                            -  The Fund seeks to limit
   conditions may from time to                                       risk and enhance
   time cause the Fund to take                                       performance through active
   temporary defensive                                               management and/or
   positions that are                                                diversification
   inconsistent with its
   principal investment                                           -  During severe market
   strategies and may hinder                                         downturns, the Fund has the
   the Fund from achieving its                                       option of investing up to
   investment objective                                              100% of its assets in high
                                                                     quality short-term
                                                                     instruments

FOREIGN INVESTMENTS

-  Currency exchange rate        -  Favorable exchange rate       -  The Fund actively manages
   movements could reduce           movements could generate         the currency exposure of
   gains or create losses           gains or reduce losses           its foreign investments
                                                                     relative to its benchmark
-  The Fund could lose money     -  Foreign investments, which       and may hedge back into the
   because of foreign               represent a major portion        U.S. dollar from time to
   government actions,              of the world's securities,       time (see also
   political instability or         offer attractive potential       "Derivatives"); these
   lack of adequate and             performance and                  currency management
   accurate information             opportunities for                techniques may not be
                                    diversification                  available for certain
                                                                     emerging markets
                                                                     investments

                                                                  -  The Fund anticipates that
                                                                     its total foreign
                                                                     investments will not exceed
                                                                     20% of its total assets

MANAGEMENT CHOICES

-  The Fund could underperform   -  The Fund could outperform     -  The adviser focuses its
   its benchmark due to its         its benchmark due to these       active management on those
   securities and asset             same choices                     areas, where it believes
   allocation choices                                                its commitment to research
                                                                     can most enhance returns
                                                                     and manage risks in a
                                                                     consistent way

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
SECURITIES LENDING

-  When the Fund lends a         -  The Fund may enhance income   -  The adviser maintains a
   security, there is a risk        through the investment of        list of approved borrowers
   that the loaned securities       the collateral received
   may not be returned if the       from the borrower             -  The Fund receives
   borrower or the lending                                           collateral equal to at
   agent defaults                                                    least 100% of the current
                                                                     value of the securities
-  The collateral will be                                            loaned plus accrued
   subject to the risks of the                                       interest
   securities in which it is
   invested                                                       -  The lending agents
                                                                     indemnify the Fund against
                                                                     borrower default

                                                                  -  The adviser's collateral
                                                                     investment guidelines limit
                                                                     the quality and duration of
                                                                     collateral investment to
                                                                     minimize losses

                                                                  -  Upon recall, the borrower
                                                                     must return the securities
                                                                     loaned within the normal
                                                                     settlement period

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
DERIVATIVES*

-  Derivatives such as           -  Hedges that correlate well    -  The Fund uses derivatives,
   futures, options, swaps and      with underlying positions        such as futures, options,
   forward foreign currency         can reduce or eliminate          swaps and forward foreign
   contracts(1) that are used       losses at low cost               currency contracts, for
   for hedging the portfolio                                         hedging and for risk
   or specific securities may    -  The Fund could make money        management (i.e., to
   not fully offset the             and protect against losses       establish or adjust
   underlying positions and         if the management's              exposure to particular
   this could result in losses      analysis proves correct          securities, markets or
   to the Fund that would not                                        currencies); risk
   have otherwise occurred       -  Derivatives that involve         management may include
                                    leverage could generate          management of the Fund's
-  The Fund may have                substantial gains at low         exposure relative to its
   difficulty exiting a             cost                             benchmark
   derivatives position.
                                                                  -  The Fund only establishes
-  Derivatives used for risk                                         hedges that it expects will
   management may not have the                                       be highly correlated with
   intended effects and may                                          underlying positions
   result in losses or missed
   opportunities                                                  -  While the Fund may use
                                                                     derivatives that
-  The counterparty to a                                             incidentally involve
   derivatives contract could                                        leverage, it does not use
   default                                                           them for the specific
                                                                     purpose of leveraging its
-  Derivatives that involve                                          portfolios
   leverage could magnify
   losses

-  Certain types of
   derivatives involve costs
   to the Fund which can
   reduce returns

-  Derivatives used for
   non-hedging purposes could
   cause losses that exceed
   the original investment

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by the Fund,
   accelerate recognition of
   income to the Fund, affect
   the holding period of the
   Fund's assets and defer
   recognition of certain of
   the Fund's losses



* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have           -  These holdings may offer      -  The Fund may not invest
   difficulty valuing these         more attractive yields or        more than 15% of net assets
   holdings precisely               potential growth than            in illiquid holdings
                                    comparable widely traded
-  The Fund could be unable to      securities                    -  To maintain adequate
   sell these holdings at the                                        liquidity to meet
   time or price desired                                             redemptions, the Fund may
                                                                     hold high quality
                                                                     short-term instruments
                                                                     (including repurchase
                                                                     agreements and reverse
                                                                     repurchase agreements) and,
                                                                     for temporary or
                                                                     extraordinary purposes, may
                                                                     borrow from banks up to
                                                                     33 1/3% of the value of
                                                                     its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys            -  The Fund can take advantage   -  The Fund segregates liquid
   securities before issue or       of attractive transaction        assets to offset leverage
   for delayed delivery, it         opportunities                    risks
   could be exposed to
   leverage risk if it does
   not segregate liquid assets

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
SHORT-TERM TRADING

-  Increased trading could       -  The Fund could realize        -  The Fund generally avoids
   raise the Fund's                 gains in a short period of       short-term trading, except
   transaction costs                time                             to take advantage of
                                                                     attractive or unexpected
-  Increased short-term          -  The Fund could protect           opportunities or to meet
   capital gains distributions      against losses if a stock        demands generated by
   could raise shareholders'        is overvalued and its value      shareholder activity
   income tax liability             later falls

SHORT SELLING

-  Short sales may not have      -  The Fund could make money     -  The Fund will not engage in
   the intended effects and         and protect against losses       short selling if the total
   may result in losses             if management's analysis         market value of all
                                    proves correct                   securities sold short would
-  The Fund may not be able to                                       exceed 100% of the Fund's
   close out a short position    -  Short selling may allow the      net assets
   at a particular time or at       Fund to generate positive
   an acceptable price              returns in declining          -  The Fund sets aside liquid
                                    markets                          assets in segregated or
-  The Fund may not be able to                                       broker accounts to cover
   borrow certain securities                                         short positions and offset
   to sell short, resulting in                                       a portion of the leverage
   missed opportunities                                              risk

-  Segregated accounts with                                       -  The Fund makes short sales
   respect to short sales may                                        through brokers that the
   limit the Fund's investment                                       adviser has determined to
   flexibility                                                       be highly creditworthy

-  Short sales involve
   leverage risk, credit
   exposure to the brokers
   that execute the short sale
   and retain the proceeds,
   have no cap on maximum
   losses and gains are
   limited to the price of the
   stock at the time of the
   short sale

-  If the SEC staff changes
   its current policy of
   permitting brokers
   executing the Fund's short
   sales to hold proceeds of
   such short sales, the cost
   of such transactions would
   increase significantly and
   the Fund may be required to
   cease operations or change
   its investment objective

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.


BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES


                                                             PER SHARE OPERATING PERFORMANCE:
                                                -----------------------------------------------------------
                                                                  INVESTMENT OPERATIONS
                                                -----------------------------------------------------------
                                                                                 NET REALIZED
                                                NET ASSET            NET       AND UNREALIZED
                                                   VALUE,     INVESTMENT                GAINS    TOTAL FROM
                                                BEGINNING         INCOME          (LOSSES) ON    INVESTMENT
                                                OF PERIOD         (LOSS)          INVESTMENTS    OPERATIONS
MARKET NEUTRAL FUND
Year Ended October 31, 2005                     $   14.30           0.17                (0.41)        (0.24)
Year Ended October 31, 2004                     $   14.07          (0.02)(b)             0.25          0.23
Year Ended October 31, 2003                     $   14.00          (0.05)(b)             0.24          0.19
Year Ended October 31, 2002                     $   15.01           0.04(b)             (0.62)        (0.58)
June 1, 2001(a) To October 31, 2001             $   15.16           0.14(b)              0.12          0.26
Year Ended May 31, 2001                         $   14.02           0.54                 1.19          1.73

                                                    PER SHARE OPERATING PERFORMANCE:
                                                ---------------------------------------
                                                             DISTRIBUTIONS
                                                ---------------------------------------
                                                       NET         NET
                                                INVESTMENT    REALIZED            TOTAL
                                                    INCOME       GAINS    DISTRIBUTIONS
MARKET NEUTRAL FUND
Year Ended October 31, 2005                          (0.13)      (0.15)           (0.28)
Year Ended October 31, 2004                             --          --               --
Year Ended October 31, 2003                          (0.03)      (0.09)           (0.12)
Year Ended October 31, 2002                          (0.17)      (0.26)           (0.43)
June 1, 2001(a) To October 31, 2001                  (0.20)      (0.21)           (0.41)
Year Ended May 31, 2001                              (0.59)         --            (0.59)



(a)  The Fund changed its fiscal year end from May 31 to October 31.
(b)  Calculated based upon average shares outstanding.
(c)  Not annualized for periods less than one year.
(d)  Annualized for periods less than one year.

                                                PER SHARE OPERATING PERFORMANCE:
                                                --------------------------------
                                                                           TOTAL
                                                 NET ASSET                RETURN
                                                VALUE, END             (EXCLUDES
                                                 OF PERIOD     SALES CHARGE) (c)
--------------------------------------------------------------------------------
MARKET NEUTRAL FUND
Year Ended October 31, 2005                     $    13.78                 (1.75)%
Year Ended October 31, 2004                     $    14.30                  1.63%
Year Ended October 31, 2003                     $    14.07                  1.35%
Year Ended October 31, 2002                     $    14.00                 (3.97)%
June 1, 2001(a) To October 31, 2001             $    15.01                  1.72%
Year Ended May 31, 2001                         $    15.16                 12.65%

                                                                           RATIOS/SUPPLEMENTAL DATA:
                                                ---------------------------------------------------------------------------------
                                                                        RATIOS TO AVERAGE NET ASSETS: (d)
                                                             -------------------------------------------------------
                                                NET ASSETS                          NET                     EXPENSES
                                                    END OF                   INVESTMENT              WITHOUT WAIVERS    PORTFOLIO
                                                    PERIOD            NET        INCOME               REIMBURSEMENTS     TURNOVER
                                                   (000'S)   EXPENSES (e)        (LOSS)     AND EARNINGS CREDITS (e)     RATE (c)
MARKET NEUTRAL FUND
Year Ended October 31, 2005                     $   95,860           2.96%         1.31%                        3.72%         313%
Year Ended October 31, 2004                     $   79,199           2.64%        (0.19)%                       3.96%         200%
Year Ended October 31, 2003                     $   16,216           3.04%        (0.35)%                       4.74%         114%
Year Ended October 31, 2002                     $   20,635           3.02%         0.28%                        4.52%         138%
June 1, 2001(a) To October 31, 2001             $   19,865           2.71%         2.09%                        3.80%          50%
Year Ended May 31, 2001                         $   19,714           2.79%         4.47%                        3.90%         141%



(e) Includes dividend expenses for securities sold short. Dividend expense was 1.96%, 1.64%, 1.85%, 1.77%, 1.46% and 1.54% of average net assets for the period ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001 and May 31, 2001, respectively.
     The ratio of net expenses to average net assets excluding dividend expense for securities sold short was 1.00%, 1.00%, 1.19%, 1.25%, 1.25% and 1.25%
     for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001, and May 31, 2001, respectively.
     The ratio of expenses to average net assets without waivers, reimbursements and earnings credits and excluding dividend expense for securities sold short was 1.76%, 2.32%, 2.89%, 2.75%, 2.34% and 2.36% for the periods ended
     October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002,
     October 31, 2001 and May 31, 2001, respectively.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.



(C) JPMorgan Chase & Co. All Rights Reserved. February 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-MNI-206

PROSPECTUS FEBRUARY 28, 2006

JPMORGAN U.S. EQUITY FUNDS
CLASS A & CLASS C SHARES

JPMORGAN STRATEGIC SMALL CAP VALUE FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Strategic Small Cap Value Fund                                                     1
The Fund's Management and Administration                                           7
How to Do Business with the Fund                                                   9
   Purchasing Fund Shares                                                          9
   Sales Charges                                                                  13
   Rule 12b-1 Fees                                                                18
   Networking and Sub-Transfer Agency Fees                                        18
   Exchanging Fund Shares                                                         18
   Redeeming Fund Shares                                                          19
Shareholder Information                                                           22
   Distributions and Taxes                                                        22
   Shareholder Statements and Reports                                             23
   Availability of Proxy Voting Record                                            23
   Portfolio Holdings Disclosure                                                  23
Risk and Reward Elements                                                          24
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                                30
How To Reach Us                                                           BACK COVER

JPMORGAN STRATEGIC SMALL CAP VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 24-29.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in securities of small cap companies, which are expected to include both long and short positions. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Value Index at the time of investment. As of September 30, 2005, market capitalizations of companies in the Russell 2000(R) Value Index ranged from approximately $2 million to $3.685 billion. Market capitalization is the total market value of a company's shares.


In reviewing investments for the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), uses a value-oriented approach.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts, and warrants and rights to buy common stocks.

The Fund may sell short securities that it believes will underperform. This means that the Fund may sell the security short by borrowing it from a lender and selling it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. The value of the short positions will not exceed 10% of the Fund's net assets.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its Assets in high-quality money market instruments and repurchase agreements.

The Fund may also invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e., a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. Securities of smaller companies generally trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities and to less liquidity. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.


The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. Short sales may not have the intended effects and may result in unlimited losses, while gains are limited to the price of the security at the time of the short sale. The Fund may not always be able to borrow a security it wants to sell short, resulting in missed opportunities. The Fund also may be unable to close out an established short position at a particular time or at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

                                                     PROSPECTUS FEBRUARY 28 2006




The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government, whose securities may be held by the Fund including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PERFORMANCE
The Fund will commence operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index, such as the Russell 2000(R) Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1)  The Fund's fiscal year end is 6/30.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES
The estimated expenses of Class A and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   CLASS A SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                            5.25             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                            NONE**           1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)

                                                                   CLASS A SHARES    CLASS C SHARES
MANAGEMENT FEES                                                              1.00              1.00
DISTRIBUTION (RULE 12b-1) FEES                                               0.25              0.75
SHAREHOLDER SERVICE FEES                                                     0.25              0.25
OTHER EXPENSES(1)                                                            2.30              2.30
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              3.80              4.30
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    2.20              2.20
---------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                              1.60              2.10

1 "Other Expenses" are based on estimated amounts for the current fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class C Shares (excluding interest, taxes, extraordinary expenses, dividend expenses on securities sold short, and expenses related to the deferred compensation plan) exceed 1.60% and 2.10%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                                1 YEAR       3 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                679         1,297
CLASS C SHARES** ($)                                               313           963

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

                                                                1 YEAR       3 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                679         1,297
CLASS C SHARES ($)                                                 213           963

 *   Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund will pay the adviser a management fee of 1.00% of average daily net assets.


A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be included in the Fund's next annual report.


THE PORTFOLIO MANAGERS
The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and James Adler. Mr. Jones is head of the adviser's small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Adler is a vice president of JPMIM. Mr. Adler has been with JPMIM since 2000 and is a small cap analyst and portfolio manager.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds and non-funds of funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class C Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMIM may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Class A and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See "How do I open an account?" for more details.


On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher distribution fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.


The following table shows the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."


To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)

                                    SALES
                                   CHARGE          SALES    COMMISSION
                                     AS A         CHARGE          AS A
                                        %           AS A             %
                                   OF THE              %            OF
AMOUNT OF                        OFFERING        OF YOUR      OFFERING
PURCHASES                           PRICE     INVESTMENT         PRICE
----------------------------------------------------------------------
LESS THAN $50,000                    5.25           5.54          4.75
$50,000-$99,999                      4.50           4.71          4.05
$100,000-$249,999                    3.50           3.63          3.05
$250,000-$499,999                    2.50           2.56          2.05
$500,000-$999,999                    2.00           2.04          1.60
$1,000,000* OR MORE                  NONE           NONE            **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $1 million or more in the Fund.


 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.


REDUCING YOUR CLASS A SALES CHARGES
The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.


RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B (of another JPMorgan Fund) and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:


1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

  -  The JPMorgan Funds.

  -  JPMorgan Chase and its subsidiaries and affiliates.


     Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning the Fund's other share classes.


4.   Bought by employees of:

  -  Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

  - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

  -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

  - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

  - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

  - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

  -  Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

  - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

  - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

  - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                                           CDSC AS A % OF
YEARS                                       DOLLAR AMOUNT
SINCE PURCHASE                          SUBJECT TO CHARGE
---------------------------------------------------------
0-1                                                 1.00
After first year                                    NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

HOW THE CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS C CDSC
No sales charge is imposed on redemptions of Class C Shares of the Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES

No CDSC is imposed on Class C Shares redemptions if those shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2. Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class C Shares of a Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) you will receive the NAV calculated after your redemption order is accepted, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:


- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:


- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and to close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it realizes capital gains. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions properly designated as net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The Fund's short sales and transactions in futures contracts, options, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, cause adjustments in holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any gain resulting from the sale or exchange of your shares will generally be subject to tax.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 will be available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.


                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
SHORT SELLING

-  Short sales may not have the           -  The Fund could make money and      -  The Fund will not engage in short
   intended effects and may result in        protect against losses if             selling if the total market value of
   losses                                    management's analysis proves          all securities sold short would
                                             correct                               exceed 10% of the Fund's net assets
-  The Fund may not be able to close
   out a short position at a particular   -  Short selling may allow the Fund   -  The Fund sets aside liquid assets in
   time or at an acceptable price            to implement insights into            segregated or broker accounts to
                                             securities it expects to              cover short positions and offset a
-  The Fund may not be able to borrow        underperform                          portion of the leverage risk
   certain securities to sell short,
   resulting in missed opportunities      -  Short selling may allow the Fund   -  The Fund makes short sales through
                                             to diversify its holdings across      brokers that the adviser has
-  Segregated accounts and posting           a larger number of securities         determined to be highly creditworthy
   collateral with respect to short
   sales may limit the Fund's
   investment flexibility

-  Short sales involve leverage risk,
   credit exposure to the brokers that
   execute the short sale and retain
   the proceeds, have no cap on maximum
   losses and gains are limited to the
   price of the stock at the time of
   the short sale

-  If the staff of the Securities and
   Exchange Commission ("SEC") changes
   its current policy of permitting
   brokers executing the Fund's short
   sales to hold proceeds of such short
   sales, the cost of such transactions
   would increase significantly and the
   Fund may be required to cease
   operations or change its investment
   objective

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before   -  The Fund can take advantage of     -  The Fund segregates liquid assets to
   issue or for delayed delivery, it         attractive transaction                offset leverage risk
   could be exposed to leverage risk if      opportunities
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise the      -  The Fund could realize gains in    -  The Fund generally avoids short-term
   Fund's brokerage and related costs        a short period of time                trading, except to take advantage of
                                                                                   attractive or unexpected
-  Increased short-term capital gains     -  The Fund could protect against        opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued       generated by shareholder activity
   shareholders' income tax liability.       and its value later falls
   Such an increase in transaction
   costs and/or tax liability, if not
   offset by gains from short-term
   trading, would reduce the Fund's
   returns

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

-  If the Fund invests in shares of       -  Helps to manage smaller cash       -  Absent an exemptive order of the
   another investment company,               flows                                 Securities and Exchange Commission
   shareholders would bear not only                                                (the "SEC"), the Fund's investments
   their proportionate share of the       -  Investing in ETFs offers instant      in other investment companies,
   Fund's expenses, but also similar         exposure to an index or a broad       including ETFs, are subject to the
   expenses of the investment company        range of markets, sectors,            percentage limitations of the
                                             geographic regions and                Investment Company Act of 1940 ("1940
-  The price movement of an ETF may not      industries                            Act")(1)
   track the underlying index, market,
   sector, regions or industries and                                            -  A SEC exemptive order granted to
   may result in a loss                                                            various iShares funds (which are
                                                                                   ETFs) and their investment adviser
                                                                                   permits the Fund to invest beyond the
                                                                                   1940 Act limits, subject to certain
                                                                                   terms and conditions, including a
                                                                                   finding of the Fund's Board that the
                                                                                   advisory fees charged by the adviser
                                                                                   are for services that are in addition
                                                                                   to, and not duplicative of, the
                                                                                   advisory services provided to those
                                                                                   ETFs

                                                                                -  A SEC exemptive order permits the
                                                                                   Fund to invest its uninvested cash,
                                                                                   up to 25% of its assets, in one or
                                                                                   more affiliated money market funds if
                                                                                   the adviser waives and/or reimburses
                                                                                   its advisory fee from the Fund in an
                                                                                   amount sufficient to offset any
                                                                                   doubling up of investment advisory,
                                                                                   shareholder servicing and
                                                                                   administrative fees

(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
DERIVATIVES*

-  Derivatives such as futures,           -  Hedges that correlate well with    -  The Fund uses derivatives for hedging
   options, swaps and forward foreign        underlying positions can reduce       and for risk management (i.e., to
   currency contracts(2) that are used       or eliminate losses at low cost       establish or adjust exposure to
   for hedging the portfolio or                                                    particular securities, markets or
   specific securities may not fully      -  The Fund could make money and         currencies); risk management may
   offset the underlying positions and       protect against losses if             include management of the Fund's
   this could result in losses to the        management's analysis proves          exposure relative to its benchmark;
   Fund that would not have otherwise        correct                               the Fund may also use derivatives in
   occurred                                                                        an effort to produce increased income
                                          -  Derivatives that involve              and gain
-  The Fund may have difficulty exiting      leverage could generate
   a derivatives position                    substantial gains at low cost      -  The Fund only establishes hedges that
                                                                                   it expects will be highly correlated
-  Derivatives used for risk management                                            with underlying positions
   or to increase the Fund's gain may
   not have the intended effects and                                            -  While the Fund may use derivatives
   may result in losses or missed                                                  that incidentally involve leverage,
   opportunities                                                                   it does not use them for the specific
                                                                                   purpose of leveraging its portfolio
-  The counterparty to a derivatives
   contract could default

-  Derivatives that involve leverage
   could magnify losses

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by the Fund,
   accelerate recognition of income to
   the Fund, affect the holding period
   of the Fund's assets and defer
   recognition of certain of the Fund's
   losses

  * The Fund is not subject to registration or regulation as a "commodity pool operator" as that term is defined in the Commodity Exchange Act because it has claimed an exclusion from the definition.

(2) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
MARKET CONDITIONS

-  The Fund's share price and             -  Stocks have generally              -  Under normal circumstances, the Fund
   performance will fluctuate in             outperformed more stable              plans to remain fully invested in
   response to stock and/or bond market      investments (such as bonds and        accordance with its policies and may
   movements                                 cash equivalents) over the long       invest uninvested cash in affiliated
                                             term                                  money market funds; equity securities
-  Adverse market, economic, political                                             may include common stocks,
   or other conditions may from time to                                            convertible securities, preferred
   time cause the Fund to take                                                     stocks, depositary receipts (such as
   temporary defensive positions that                                              American Depositary Receipts and
   are inconsistent with its principal                                             European Depositary Receipts), trust
   investment strategies and may hinder                                            or partnership interests, warrants,
   the Fund from achieving its                                                     rights and investment company
   investment objective                                                            securities

-  The Fund is non-diversified, which                                           -  The Fund seeks to limit risk and
   means that a relatively high                                                    enhance performance through active
   percentage of the Fund's assets may                                             management
   be invested in a limited number of
   issuers. Therefore, its performance                                          -  During severe market downturns, the
   may be more vulnerable to changes in                                            Fund has the option of investing up
   the market value of a single issuer                                             to 100% of its assets in high quality
   or group of issuers.                                                            short-term instruments

MANAGEMENT CHOICES

-  The Fund could underperform its        -  The Fund could outperform its      -  The adviser focuses its active
   benchmark due to its securities and       benchmark due to these same           management on securities selection,
   asset allocation choices                  choices                               the area where it believes its
                                                                                   commitment to research can most
                                                                                   enhance returns and manage risks in a
                                                                                   consistent way

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have difficulty         -  These holdings may offer more      -  The Fund may not invest more than 15%
   valuing these holdings precisely          attractive yields or potential        of net assets in illiquid holdings
                                             growth than comparable widely
-  The Fund could be unable to sell          traded securities                  -  To maintain adequate liquidity to
   these holdings at the time or price                                             meet redemptions, the Fund may hold
   it desires                                                                      high quality short-term securities
                                                                                   (including repurchase agreements)
                                                                                   and, for temporary or extraordinary
                                                                                   purposes, may borrow from banks up to
                                                                                   33 1/3% of the value of its total
                                                                                   assets including drawing on a line of
                                                                                   credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(c) JPMorgan Chase & Co. All Rights Reserved. February 2006

PR-SSCVAC-206

[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS FEBRUARY 28, 2006


JPMORGAN U.S. EQUITY FUNDS
SELECT CLASS SHARES

JPMORGAN STRATEGIC SMALL CAP VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

Strategic Small Cap Value Fund                                                1
The Fund's Management and Administration                                      6
How to Do Business with the Fund                                              8
   Purchasing Fund Shares                                                     8
   Networking and Sub-Transfer Agency Fees                                   12
   Exchanging Fund Shares                                                    12
   Redeeming Fund Shares                                                     13
Shareholder Information                                                      15
   Distributions and Taxes                                                   15
   Shareholder Statements and Reports                                        16
   Availability of Proxy Voting Record                                       16
   Portfolio Holdings Disclosure                                             16
Risk and Reward Elements                                                     17
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                           23
How To Reach Us                                                      BACK COVER

JPMORGAN STRATEGIC SMALL CAP VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 17-22.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in securities of small cap companies, which are expected to include both long and short positions. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Value Index at the time of investment. As of September 30, 2005, market capitalizations of companies in the Russell 2000(R) Value Index ranged from approximately $2 million to $3.685 billion. Market capitalization is the total market value of a company's shares.


In reviewing investments for the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), uses a value-oriented approach.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts, and warrants and rights to buy common stocks.

The Fund may sell short securities that it believes will underperform. This means that the Fund may sell the security short by borrowing it from a lender and selling it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender. If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs. The value of the short positions will not exceed 10% of the Fund's net assets.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its Assets in high-quality money market instruments and repurchase agreements.

The Fund may also invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e., a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. Securities of smaller companies generally trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities and to less liquidity. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.


The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. Short sales may not have the intended effects and may result in unlimited losses, while gains are limited to the price of the security at the time of the short sale. The Fund may not always be able to borrow a security it wants to sell short,

                                                     PROSPECTUS FEBRUARY 28 2006

resulting in missed opportunities. The Fund also may be unable to close out an established short position at a particular time or at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government, whose securities may be held by the Fund including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PERFORMANCE
The Fund will commence operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index, such as the Russell 2000(R) Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1)  The Fund's fiscal year end is 6/30.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of Select Class Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                                 1.00
DISTRIBUTION (RULE 12b-1) FEES                                                  None
SHAREHOLDER SERVICE FEES                                                        0.25
OTHER EXPENSES(1)                                                               2.30
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                 3.55
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                       2.20
------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                 1.35

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses, dividend expenses on securities sold short, and expenses related to the deferred compensation plan) exceed 1.35% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                                       1 YEAR   3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             137      739

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund will pay the adviser a management fee of 1.00% of average daily net assets.


A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be included in the Fund's next annual report.


THE PORTFOLIO MANAGERS
The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and James Adler. Mr. Jones is head of the adviser's small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Adler is a vice president of JPMIM. Mr. Adler has been with JPMIM since 2000 and is a small cap analyst and portfolio manager.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds and non-funds of funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMIM may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose,

Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares. See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.


- Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

-  JPMorgan Funds.

-  JPMorgan Chase and its subsidiaries and affiliates.

See "How do I open an account?"


- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes.


Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.


Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with JPMDS, as Distributor for the Fund. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Select Class Shares of the Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for another class of the same Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."


Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it realizes capital gains. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund generally distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions properly designated as net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The Fund's short sales and transactions in futures contracts, options, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, cause adjustments in holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any gain resulting from the sale or exchange of your shares will generally be subject to tax.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 will be available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www. jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
SHORT SELLING

-  Short sales may not have the           -  The Fund could make money and      -  The Fund will not engage in short
   intended effects and may result in        protect against losses if             selling if the total market value of
   losses                                    management's analysis proves          all securities sold short would
                                             correct                               exceed 10% of the Fund's net assets
-  The Fund may not be able to close
   out a short position at a particular   -  Short selling may allow the Fund   -  The Fund sets aside liquid assets in
   time or at an acceptable price            to implement insights into            segregated or broker accounts to
                                             securities it expects to              cover short positions and offset a
-  The Fund may not be able to borrow        underperform                          portion of the leverage risk
   certain securities to sell short,
   resulting in missed opportunities      -  Short selling may allow the Fund   -  The Fund makes short sales through
                                             to diversify its holdings across      brokers that the adviser has
-  Segregated accounts and posting           a larger number of securities         determined to be highly creditworthy
   collateral with respect to short
   sales may limit the Fund's
   investment flexibility

-  Short sales involve leverage risk,
   credit exposure to the brokers that
   execute the short sale and retain
   the proceeds, have no cap on maximum
   losses and gains are limited to the
   price of the stock at the time of
   the short sale

-  If the staff of the Securities and
   Exchange Commission ("SEC") changes
   its current policy of permitting
   brokers executing the Fund's short
   sales to hold proceeds of such short
   sales, the cost of such transactions
   would increase significantly and the
   Fund may be required to cease
   operations or change its investment
   objective

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before   -  The Fund can take advantage of     -  The Fund segregates liquid assets to
   issue or for delayed delivery, it         attractive transaction                offset leverage risk
   could be exposed to leverage risk if      opportunities
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise the      -  The Fund could realize gains in    -  The Fund generally avoids short-term
   Fund's brokerage and related costs        a short period of time                trading, except to take advantage of
                                                                                   attractive or unexpected
-  Increased short-term capital gains     -  The Fund could protect against        opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued       generated by shareholder activity
   shareholders' income tax liability.       and its value later falls
   Such an increase in transaction
   costs and/or tax liability, if not
   offset by gains from short-term
   trading, would reduce the Fund's
   returns

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

-  If the Fund invests in shares of       -  Helps to manage smaller cash       -  Absent an exemptive order of the
   another investment company,               flows                                 Securities and Exchange Commission
   shareholders would bear not only                                                (the "SEC"), the Fund's investments
   their proportionate share of the       -  Investing in ETFs offers instant      in other investment companies,
   Fund's expenses, but also similar         exposure to an index or a broad       including ETFs, are subject to the
   expenses of the investment company        range of markets, sectors,            percentage limitations of the
                                             geographic regions and                Investment Company Act of 1940 ("1940
-  The price movement of an ETF may not      industries                            Act")(1)
   track the underlying index, market,
   sector, regions or industries and                                            -  A SEC exemptive order granted to
   may result in a loss                                                            various iShares funds (which are
                                                                                   ETFs) and their investment adviser
                                                                                   permits the Fund to invest beyond the
                                                                                   1940 Act limits, subject to certain
                                                                                   terms and conditions, including a
                                                                                   finding of the Fund's Board that the
                                                                                   advisory fees charged by the adviser
                                                                                   are for services that are in addition
                                                                                   to, and not duplicative of, the
                                                                                   advisory services provided to those
                                                                                   ETFs

                                                                                -  A SEC exemptive order permits the
                                                                                   Fund to invest its uninvested cash,
                                                                                   up to 25% of its assets, in one or
                                                                                   more affiliated money market funds if
                                                                                   the adviser waives and/or reimburses
                                                                                   its advisory fee from the Fund in an
                                                                                   amount sufficient to offset any
                                                                                   doubling up of investment advisory,
                                                                                   shareholder servicing and
                                                                                   administrative fees

(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
DERIVATIVES*

-  Derivatives such as futures,           -  Hedges that correlate well with    -  The Fund uses derivatives for hedging
   options, swaps and forward foreign        underlying positions can reduce       and for risk management (i.e., to
   currency contracts(2) that are used       or eliminate losses at low cost       establish or adjust exposure to
   for hedging the portfolio or                                                    particular securities, markets or
   specific securities may not fully      -  The Fund could make money and         currencies); risk management may
   offset the underlying positions and       protect against losses if             include management of the Fund's
   this could result in losses to the        management's analysis proves          exposure relative to its benchmark;
   Fund that would not have otherwise        correct                               the Fund may also use derivatives in
   occurred                                                                        an effort to produce increased income
                                          -  Derivatives that involve              and gain
-  The Fund may have difficulty exiting      leverage could generate
   a derivatives position                    substantial gains at low cost      -  The Fund only establishes hedges that
                                                                                   it expects will be highly correlated
-  Derivatives used for risk management                                            with underlying positions
   or to increase the Fund's gain may
   not have the intended effects and                                            -  While the Fund may use derivatives
   may result in losses or missed                                                  that incidentally involve leverage,
   opportunities                                                                   it does not use them for the specific
                                                                                   purpose of leveraging its portfolio
-  The counterparty to a derivatives
   contract could default

-  Derivatives that involve leverage
   could magnify losses

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by the Fund,
   accelerate recognition of income to
   the Fund, affect the holding period
   of the Fund's assets and defer
   recognition of certain of the Fund's
   losses

  * The Fund is not subject to registration or regulation as a "commodity pool operator" as that term is defined in the Commodity Exchange Act because it has claimed an exclusion from the definition.

(2) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
MARKET CONDITIONS

-  The Fund's share price and             -  Stocks have generally              -  Under normal circumstances, the Fund
   performance will fluctuate in             outperformed more stable              plans to remain fully invested in
   response to stock and/or bond market      investments (such as bonds and        accordance with its policies and may
   movements                                 cash equivalents) over the long       invest uninvested cash in affiliated
                                             term                                  money market funds; equity securities
-  Adverse market, economic, political                                             may include common stocks,
   or other conditions may from time to                                            convertible securities, preferred
   time cause the Fund to take                                                     stocks, depositary receipts (such as
   temporary defensive positions that                                              American Depositary Receipts and
   are inconsistent with its principal                                             European Depositary Receipts), trust
   investment strategies and may hinder                                            or partnership interests, warrants,
   the Fund from achieving its                                                     rights and investment company
   investment objective                                                            securities

-  The Fund is non-diversified, which                                           -  The Fund seeks to limit risk and
   means that a relatively high                                                    enhance performance through active
   percentage of the Fund's assets may                                             management
   be invested in a limited number of
   issuers. Therefore, its performance                                          -  During severe market downturns, the
   may be more vulnerable to changes in                                            Fund has the option of investing up
   the market value of a single issuer                                             to 100% of its assets in high quality
   or group of issuers.                                                            short-term instruments

MANAGEMENT CHOICES

-  The Fund could underperform its        -  The Fund could outperform its      -  The adviser focuses its active
   benchmark due to its securities and       benchmark due to these same           management on securities selection,
   asset allocation choices                  choices                               the area where it believes its
                                                                                   commitment to research can most
                                                                                   enhance returns and manage risks in a
                                                                                   consistent way

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                     AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have difficulty         -  These holdings may offer more      -  The Fund may not invest more than 15%
   valuing these holdings precisely          attractive yields or potential        of net assets in illiquid holdings
                                             growth than comparable widely
-  The Fund could be unable to sell          traded securities                  -  To maintain adequate liquidity to
   these holdings at the time or price                                             meet redemptions, the Fund may hold
   it desires                                                                      high quality short-term securities
                                                                                   (including repurchase agreements)
                                                                                   and, for temporary or extraordinary
                                                                                   purposes, may borrow from banks up to
                                                                                   33 1/3% of the value of its total
                                                                                   assets including drawing on a line of
                                                                                   credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(c)JPMorgan Chase & Co. All Rights Reserved. February 2006

PR-SSCVS-206

[JPMORGAN ASSET MANAGEMENT LOGO]

                            JPMORGAN TAX AWARE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2006



                           JPMORGAN TRUST I ("TRUST")
                   JPMorgan Tax Aware Disciplined Equity Fund
                     ("Tax Aware Disciplined Equity Fund")
   JPMorgan Tax Aware Enhanced Income Fund ("Tax Aware Enhanced Income Fund") JPMorgan Tax Aware Large Cap Growth Fund ("Tax Aware Large Cap Growth Fund")
   JPMorgan Tax Aware Large Cap Value Fund ("Tax Aware Large Cap Value Fund")
       JPMorgan Tax Aware Real Return Fund ("Tax Aware Real Return Fund")
                JPMorgan Tax Aware Short-Intermediate Income Fund
                  ("Tax Aware Short-Intermediate Income Fund")
       JPMorgan Tax Aware U.S. Equity Fund ("Tax Aware U.S. Equity Fund")


                 (each a "Fund," and collectively, the "Funds")


This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 28, 2006, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2005 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111



                                                                      SAI-TA-206

Table of Contents


                                                                            PAGE
General                                                                        3
Investment Strategies and Policies                                             5
Investment Restrictions                                                       27
Management of the Trust                                                       28
Codes of Ethics                                                               38
Proxy Voting Procedures and Guidelines                                        39
Portfolio Holdings Disclosure                                                 41
Investment Adviser                                                            42
Administrator                                                                 48
Distributor                                                                   49
Distribution Plan                                                             50
Custodian                                                                     52
Transfer Agent                                                                53
Shareholder Servicing                                                         53
Expenses                                                                      55
Financial Intermediaries                                                      56
Cash Compensation to Financial Intermediaries                                 56
Independent Registered Public Accounting Firm                                 57
Trust Counsel                                                                 57
Purchases, Redemptions and Exchanges                                          57
Dividends and Distributions                                                   60
Net Asset Value                                                               60
Portfolio Transactions                                                        61
Delaware Trust                                                                65
Description of Shares                                                         65
Distributions and Tax Matters                                                 66
Additional Information                                                        73
Financial Statements                                                          77
Appendix A--Description of Security Ratings                                   78

                                     GENERAL

THE TRUST AND THE FUNDS


        The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund (except for the Tax Aware Real Return Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.


        The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")

                JPMorgan Tax Aware Short-Intermediate Income Fund




                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                    JPMorgan Tax Aware Large Cap Growth Fund
                     JPMorgan Tax Aware Large Cap Value Fund

                       J.P. MORGAN SERIES TRUST ("JPMST")
                   JPMorgan Tax Aware Disciplined Equity Fund
                     JPMorgan Tax Aware Enhanced Income Fund
                       JPMorgan Tax Aware U.S. Equity Fund

        On January 20, 2005, shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) or Trust(s) in this SAI prior to the Closing Date refers to the Predecessor Funds or the Predecessor Trusts.

        On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

        JPMIF. Prior to February 19, 2005, the JPMorgan Tax Aware
Short-Intermediate Income Fund was a series of JPMIF, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 4, 1992.




        JPMMFSG. Prior to February 19, 2005, the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund were series of JPMMFSG, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

        JPMST. Prior to February 19, 2005, the Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund were series of JPMST, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 15, 1996.

        For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

        The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


Tax Aware Disciplined Equity Fund           Institutional Class
Tax Aware Enhanced Income Fund              Select Class, Institutional Class and Class A
Tax Aware Large Cap Growth Fund             Select Class
Tax Aware Large Cap Value Fund              Select Class
Tax Aware Real Return Fund                  Select Class, Institutional Class, Class A and Class C
Tax Aware Short-Intermediate Income Fund    Select Class and Institutional Class
Tax Aware U.S. Equity Fund                  Select Class, Institutional Class, Class A, Class B and Class C


        Currently, each Fund offers the following classes of shares:


Tax Aware Disciplined Equity Fund           Institutional Class
Tax Aware Enhanced Income Fund              Select Class, Institutional Class and Class A
Tax Aware Large Cap Growth Fund             Select Class
Tax Aware Large Cap Value Fund              Select Class
Tax Aware Real Return Fund                  Select Class, Institutional Class, Class A and Class C
Tax Aware Short-Intermediate Income Fund    Select Class and Institutional Class
Tax Aware U.S. Equity Fund                  Select Class, Institutional Class, Class A, Class B and Class C


        The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

        As of October 31, 2002, the following Funds were renamed with the approval of the Board of Trustees of JPMMFSG:

NEW NAMES                                   FORMER NAMES
JPMorgan Tax Aware Large Cap Growth Fund    JPMorgan Select Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund     JPMorgan Select Equity Income Fund

        Also effective as of October 31, 2002, the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund changed their objectives and strategies as described in the Prospectus, with the approval of the Board of Trustees.




MISCELLANEOUS

        This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

        This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


        In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund" and, together with the Funds, the "JPMorgan Funds"). The other JPMorgan Funds are covered by separate Statements of Additional Information.


        The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

        Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                            TAX MANAGEMENT TECHNIQUES

        The Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

                               EQUITY INVESTMENTS


        The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds invest primarily in equity securities consisting of exchange traded, over-the-counter and unlisted common and preferred stocks. The Tax Aware Real Return Fund may invest in exchange traded, over-the-counter and unlisted preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Diversification and Quality Requirements."


        EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.


        The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.


        The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

        COMMON STOCK WARRANTS. The Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


        Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire if not exercised on or prior to the expiration date.

        REAL ESTATE INVESTMENT TRUSTS. The Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and the Tax Aware Real Return Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity REITs will depend upon the value of the underlying properties, and the value of mortgage REITs will be sensitive to the value of the underlying loans or interests.


                             TAX EXEMPT OBLIGATIONS

        The Funds can invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Diversification and Quality Requirements."

        MUNICIPAL BONDS. The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

        Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

        MUNICIPAL NOTES. The Funds may invest in municipal notes. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

        Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

        Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

        Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

        Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay, at its discretion, the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

        Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commercial Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.


        PREMIUM SECURITIES. The Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may purchase premium securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

        PUTS. The Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Funds to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.


        Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


        The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.


        Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which, in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

        Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.


        MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

        GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in government guaranteed mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


        There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

        Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

        Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

        CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie

Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

        CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


        STRIPPED MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        MORTGAGES (DIRECTLY HELD). The Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

        The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Funds foreclose on any non-performing mortgage and acquires a direct interest in the real property, the Funds will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

        AUCTION RATE SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

        Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

        The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.


        ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


        ASSET-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

        CORPORATE FIXED INCOME SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


        CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

                               FOREIGN INVESTMENTS

        The Funds may invest in certain foreign securities. The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.


        The Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and the Tax Aware Short-Intermediate Income Fund may invest up to 25% of their respective total assets, at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Tax Aware Enhanced Income Fund invests in must not be subject to foreign withholding tax at the time of purchase. For purposes of a Fund's investments in foreign securities, an issuer may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.


        Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

        Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

        In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

        Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

        Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with

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respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.


        FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and the Tax Aware Short-Intermediate Income Fund can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.


        A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

        The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust its currency exposure relative to its benchmark. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

        Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


        SOVEREIGN FIXED INCOME SECURITIES. The Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and the Tax Aware Short-Intermediate Income Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.


        A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


        BRADY BONDS. The Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.


        OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


        INVESTING IN EMERGING MARKETS. The Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and the Tax Aware Short-Intermediate Income Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

        Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                                  SHORT SELLING

        The Tax Aware Real Return Fund may engage in short selling. In these transactions, the Tax Aware Real Return Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a fixed income security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. The Fund will segregate liquid assets or otherwise cover the short positions to offset a portion of the leverage risk.

        The Fund may also enter into short sales of forward commitments and derivatives which do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments and swap contracts.

        The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Tax Aware Real Return Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's investment decisions.

        Short sales also involve other costs. The Tax Aware Real Return Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund closes the short position, it will maintain a segregated account with a custodian containing cash, U.S. government securities or other liquid securities. Realized gains from short sales are typically treated as short-term gains/losses.

                             ADDITIONAL INVESTMENTS

        SECURITIES ISSUED IN CONNECTION WITH REORGANIZATIONS AND CORPORATE RESTRUCTURING. The Funds may invest in high yield securities. See "Diversification and Quality Requirements - Below Investment Grade Debt." In addition, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even though they do not ordinarily invest in such securities.

        WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

        INFLATION-LINKED SECURITIES. The Tax Aware Real Return Fund may invest in inflation-linked securities. Inflation linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities ("TIPS") as well as securities issued by other entities such as corporations and municipalities. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common. The U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security. Most other issuers pay out the Consumer Price Index

("CPI") accruals as part of a semiannual coupon. The Tax Aware Real Return Fund may invest in other types of inflation-linked securities as well including securities, which use an inflation index other than the CPI.

        Inflation-linked securities issued by the U.S. Treasury such as TIPS have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

        If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Tax Aware Real Return Fund may also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

        While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

        The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers ("CPI-U"), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

        Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

        INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.



        INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

        If a Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

        A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

        No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

        The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

        REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


        MORTGAGE DOLLAR-ROLL TRANSACTIONS. The Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and the Tax Aware Short-Intermediate Income Fund may engage in mortgage dollar-roll transactions. Under a mortgage dollar-roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar-roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar-roll transaction. At the time a Fund enters into a mortgage dollar-roll, it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar-rolls, and accordingly, such dollar-rolls will not be considered borrowings. Mortgage dollar-rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar-roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar-roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar-roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar-rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.


        ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

        Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.


        As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

        Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

        U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

        ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


        BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and (iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided , however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


        COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

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        REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                        OPTIONS AND FUTURES TRANSACTIONS


        The Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

        The Tax Aware Disciplined Equity, Tax Aware Real Return Fund and the Tax Aware U.S. Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.


        Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management." The Funds may not use futures contracts and options for speculation.

        Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

        The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.


        The Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.


                                     OPTIONS

        PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

        The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

        If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

        Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

        The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

        OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

        For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

        EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

        Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

        Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

        COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

        POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


        ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

        The Funds, except the Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").


        Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to provide inflation protection, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.


        Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

        The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

        The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

        The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

        The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

        Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

        The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

        During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

        The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

        The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

        The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

        Examples of risk management strategies for the Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

        RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

        MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

        LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

        CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

        CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

        LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                          TEMPORARY DEFENSIVE POSITIONS

        To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meetings its investment objective.


                    DIVERSIFICATION AND QUALITY REQUIREMENTS


        Each of the Funds, with the exception of the Tax Aware Real Return Fund, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

        The Tax Aware Real Return Fund is a "non-diversified" series. The Tax Aware Real Return Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Tax Aware Real Return Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The Tax Aware Real Return

Fund's classifications as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

        Although the Tax Aware Real Return Fund is not limited by the diversification requirements of the 1940 Act, all Funds including the Tax Aware Real Return Fund will comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund may, with respect to 50% of the Fund's assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities). The Code imposes diversification requirements on the Funds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

        The Tax Aware Disciplined Equity Fund, Tax Aware Real Return Fund and the Tax Aware U.S. Equity Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. If no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

        If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Aware Enhanced Income Fund and the Tax Aware Real Return Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."


        The Tax Aware Enhanced Income Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                               PORTFOLIO TURNOVER


        A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                     10/31/04            10/31/05
---------------------------------------------------------------------------------------
Tax Aware Disciplined Equity Fund                       31%                 24%
Tax Aware Enhanced Income Fund                          95%                 75%
Tax Aware Large Cap Growth Fund*                       129%                 75%
Tax Aware Large Cap Value Fund                          39%                 77%
Tax Aware Real Return Fund**                             -                  12%
Tax Aware Short-Intermediate Income Fund ***           185%                118%
Tax Aware U.S. Equity Fund                              59%                 46%



* The portfolio turnover rate was affected by a change in the portfolio manager and the Russell rebalancing.
** The Fund commenced operations on 8/1/05.
*** The Fund commenced operations on 12/20/02.


                             INVESTMENT RESTRICTIONS

        The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund , as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.


        For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

        In addition, the Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund, Tax Aware Short-Intermediate Income Fund and Tax Aware U.S. Equity Fund have an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.


Each Fund:


(1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act (except for the Tax Aware Real Return Fund);


(2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(4)     May not borrow money, except to the extent permitted by applicable law;

(5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) for the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund, make direct investments in mortgages;

(7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval. Each of the Funds:

(1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(2) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

        There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."


                             MANAGEMENT OF THE TRUST

        The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

    NAME (YEAR OF BIRTH);                                        NUMBER OF PORTFOLIOS
       POSITIONS WITH                PRINCIPAL OCCUPATIONS        IN FUND COMPLEX              OTHER DIRECTORSHIPS HELD
          THE FUNDS                   DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
          ---------                   -------------------       ----------------------           --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG           Retired; Vice President &                  118            None.
(1941); Trustee of Trust       Treasurer of Ingersoll-Rand
since 2005; Trustee of         Company (manufacturer of
heritage JPMorgan Funds        industrial equipment)
since 1987.                    (1972-2000).

ROLAND R. EPPLEY, JR.          Retired; President & Chief                 118            None
(1932); Trustee of Trust       Executive Officer, Eastern
since 2005; Trustee of         States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                   President and Chief Executive              117*           Director, Cardinal Health, Inc
(1947); Trustee of Trust       Officer of Gardner, Inc.                                  (CAH) (1994-present). Director,
since 2005; Trustee of         (wholesale distributor to                                 The Crane Group (2003-present);
heritage One Group Mutual      outdoor power equipment                                   Chairman, The Columbus
Funds since 1998.              industry) (1979-present).                                 Association for the Performing
                                                                                         Arts (CAPA) (2003-present).

DR. MATTHEW GOLDSTEIN          Chancellor of the City                     118            Director of Albert Einstein
(1941); Trustee of Trust       University of New York                                    School of Medicine
since 2005; Trustee of         (1999-present); President,                                (1998-present); Director of New
heritage JPMorgan Funds        Adelphi University (New York)                             Plan Excel Realty Trust, Inc.
since 2003.                    (1998-1999).                                              (real estate investment trust)
                                                                                         (2000-present); Director of
                                                                                         Lincoln Center Institute for the
                                                                                         Arts in Education (1999-present).

ROBERT J. HIGGINS (1945);      Retired; Director of                       118            None.
Trustee of Trust since 2005;   Administration of the State of
Trustee of heritage JPMorgan   Rhode Island (2003-2004);
Funds since 2002.              President - Consumer Banking
                               and Investment Services, Fleet
                               Boston Financial (1971-2001).

PETER C. MARSHALL              Self-employed business                     117*           None.
(1942); Trustee of Trust       consultant (2002-present);
since 2005; Trustee of         Senior Vice President, W.D.
heritage One Group Mutual      Hoard, Inc. (corporate parent
Funds since 1994.              of DCI Marketing, Inc.)
                               (2000-2002); President, DCI
                               Marketing, Inc. (1992-2000).

MARILYN MCCOY                  Vice President of                          117*           Trustee, Mather LifeWays
(1948); Trustee of Trust       Administration and Planning,                              (1994-present); Trustee,
since 2005; Trustee of         Northwestern University                                   Carleton College (2003-present).
heritage One Group Mutual      (1985-present).
Funds since 1999.

    NAME (YEAR OF BIRTH);                                        NUMBER OF PORTFOLIOS
       POSITIONS WITH                PRINCIPAL OCCUPATIONS        IN FUND COMPLEX              OTHER DIRECTORSHIPS HELD
          THE FUNDS                   DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
          ---------                   -------------------       ----------------------           --------------------
WILLIAM G. MORTON, JR.         Retired; Chairman Emeritus                 118            Director of Radio Shack
(1937); Trustee of Trust       (2001-2002), and Chairman and                             Corporation (electronics)
since 2005; Trustee of         Chief Executive Officer,                                  (1987-present); Director of The
heritage JPMorgan Funds        Boston Stock Exchange (1985-                              National Football Foundation
since 2003.                    2001).                                                    and College Hall of Fame
                                                                                         (1994-present); Trustee of the
                                                                                         Stratton Mountain School
                                                                                         (2001-present).

ROBERT A. ODEN, JR.            President, Carleton College                117*           Director, American University
(1946); Trustee of Trust       (2002-present); President,                                in Cairo.
since 2005; Trustee of         Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.

FERGUS REID, III               Chairman of Lumelite                       118            Trustee of Morgan Stanley Funds
(1932); Trustee of Trust       Corporation (plastics                                     (198 portfolios) (1995-present).
(Chairman) since 2005;         manufacturing) (2003-present);
Trustee (Chairman) of          Chairman and Chief Executive
heritage JPMorgan Funds        Officer of Lumelite
since 1987.                    Corporation (1985-2002).

FREDERICK W. RUEBECK           Advisor, Jerome P. Green &                 117*           Director, AMS Group
(1939); Trustee of Trust       Associates, LLC (broker-dealer)                           (2001-present); Trustee, Wabash
since 2005; Trustee of         (2002-present); Chief                                     College (1988-present);
heritage One Group Mutual      Investment Officer, Wabash                                Chairman, Indianapolis Symphony
Funds since 1990.              College (2004-present);                                   Orchestra Foundation
                               self-employed consultant                                  (1994-present).
                               (January 2000 to present);
                               Director of Investments, Eli
                               Lilly and Company (1988-1999).

JAMES J. SCHONBACHLER          Retired; Managing Director of              118            None.
(1943); Trustee of Trust       Bankers Trust Company
since 2005; Trustee of         (financial services)
heritage JPMorgan Funds        (1968-1998).
since 2001.

    NAME (YEAR OF BIRTH);                                        NUMBER OF PORTFOLIOS
       POSITIONS WITH                PRINCIPAL OCCUPATIONS         IN FUND COMPLEX             OTHER DIRECTORSHIPS HELD
          THE FUNDS                   DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
          ---------                   -------------------       ----------------------           --------------------
INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.**     Retired; Chief Executive                   118            Director, Glenview Trust
(1935); Trustee of Trust       Officer of Chase Mutual Funds                             Company, LLC (2001 - present);
since 2005; Trustee of         (investment company)                                      Trustee, St. Catherine College
heritage JPMorgan Funds        (1989-1998); President & Chief                            (1998- present); Trustee,
since 1998.                    Executive Officer of Vista                                Bellarmine University (2000 -
                               Capital Management (investment                            present); Director,
                               management) (1990-1998); Chief                            Springfield-Washington County
                               Investment Executive of Chase                             Economic Development Authority
                               Manhattan Private Bank                                    (1997 - present); Trustee,
                               (investment management)                                   Marion and Washington County,
                               (1990-1998).                                              Kentucky Airport Board (1998 -
                                                                                         present); Trustee, Catholic
                                                                                         Education Foundation (2005 -
                                                                                         present).



  (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).

  * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

  ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

        Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES OF THE BOARD

        There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

        The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to:
(i) appoint and determine compensation of the Fund's independent registered public accounting firm; (ii) evaluate the independence of the Fund's independent registered public accounting firm; (iii) oversee of the performance of the Fund's audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Fund's independent audit and the financial statements of the Fund; (vi) determine the independence of the Fund's independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Fund's securities by the Adviser, as well as any sub-adviser, and (viii) act as a liaison between the Fund's independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to its Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Fund require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed on February 19, 2005 and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all of the members of the Board. The Audit Committee and the predecessor Audit Committee met six times during the fiscal year ended October 31, 2005.

        As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Fund's Chief Compliance Officer. The Valuation and Compliance Committee was formed on February 19, 2005 and met once during the fiscal year ended October 31, 2005.

        The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Fund; (vi) oversight of ongoing litigation affecting the Fund, the Investment Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee, and (viii) oversight and review of matters with respect to service providers to the Fund (except the Fund's independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met once during the fiscal year ended October 31, 2005.

        Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Income Funds and the Municipal Bond Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Fund, as well as any sub-adviser to the Fund. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to a particular Fund that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of the Fund reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005.

OWNERSHIP OF SECURITIES

        The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2005, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):

                                   OWNERSHIP OF                           OWNERSHIP OF
                                     TAX AWARE      OWNERSHIP OF TAX        TAX AWARE         OWNERSHIP OF TAX
                                   DISCIPLINED       AWARE ENHANCED         LARGE CAP          AWARE LARGE CAP
NAME OF TRUSTEE                    EQUITY FUND        INCOME FUND          GROWTH FUND            VALUE FUND
---------------                --------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            $                  $                    $                  $
Roland R. Eppley, Jr.
John F. Finn
Dr. Matthew Goldstein
Robert J. Higgins
Peter C. Marshall
Marilyn McCoy
William G. Morton, Jr.
Robert A. Oden, Jr.
Fergus Reid, III
Frederick W. Ruebeck
James J. Schonbachler

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                                                                           AGGREGATE OWNERSHIP
                                                                                            OF ALL REGISTERED
                                                                                               INVESTMENT
                                OWNERSHIP OF      OWNERSHIP OF TAX                         COMPANIES OVERSEEN
                                 TAX AWARE          AWARE SHORT-        OWNERSHIP OF      BY TRUSTEE IN FAMILY
                                REAL RETURN     INTERMEDIATE INCOME    TAX AWARE U.S.         OF INVESTMENT
NAME OF TRUSTEE                    FUND                 FUND            EQUITY FUND          COMPANIES(1)(2)
---------------               ----------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            $               $                      $                     Over $100,000
Roland R. Eppley, Jr.                                                                        Over $100,000
John F. Finn                                                                                 Over $100,000
Dr. Matthew Goldstein                                                                      $50,001 - $100,000
Robert J. Higgins                                                                            Over $100,000
Peter C. Marshall                                                                            Over $100,000
Marilyn McCoy                                                                                Over $100,000
William G. Morton, Jr.                                                                       Over $100,000
Robert A. Oden, Jr.                                                                          Over $100,000
Fergus Reid, III                                                                             Over $100,000
Frederick W. Ruebeck                                                                         Over $100,000
James J. Schonbachler                                                                      $50,001 - $100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                                                     Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 portfolios).

(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2005. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the

      Deferred Compensation Plan for Trustees of One group Mutual Funds and One Group Investment Trust as of December 31, 2005.

TRUSTEE COMPENSATION

        Prior to February 19, 2005, the former JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman $40,000.

        Prior to February 19, 2005, the former One Group Mutual Funds paid each Trustee of the One Group Mutual Funds an annual fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the One Group Mutual Funds paid the Chairman an additional $20,000.

        After the two fund groups merged on February 19, 2005 and became the "JPMorgan Funds," the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

        As of July 1, 2005, the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by the Fund and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                                TAX AWARE                            TAX AWARE
                               DISCIPLINED     TAX AWARE ENHANCED    LARGE CAP     TAX AWARE LARGE
NAME OF TRUSTEE                EQUITY FUND        INCOME FUND       GROWTH FUND     CAP VALUE FUND
---------------            -------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              $ 307              $ 318             $ 172            $ 639
Roland R. Eppley, Jr.               237                243               132              491
John F. Finn                        212                185               110              423
Dr. Matthew Goldstein               270                273               149              558
Robert J. Higgins                   270                273               149              558
Peter C. Marshall                   280                238               143              553
Marilyn McCoy                       259                219               132              511
William G. Morton, Jr.              237                243               132              491
Robert A. Oden, Jr.                 206                176               105              407
Fergus Reid, III                    465                479               258              968
Frederick W. Ruebeck                237                202               121              469
James J. Schonbachler               237                243               132              491

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.            307                318               172              639

                                                                                         TOTAL
                               TAX AWARE      TAX AWARE SHORT-                        COMPENSATION
                              REAL RETURN   INTERMEDIATE INCOME   TAX AWARE U.S.    PAID FROM "FUND
NAME OF TRUSTEE                  FUND              FUND            EQUITY FUND        COMPLEX"(1)
---------------               ---------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong             $ 1              $   779            $ 1,070          $ 204,417
Roland R. Eppley, Jr.              1                  599                822            157,417
John F. Finn                       1                  516                702                  -^
Dr. Matthew Goldstein              1                  680                933            179,833
Robert J. Higgins                  1                  680                933            179,833
Peter C. Marshall                  2                  674                915            229,333
Marilyn McCoy                      1                  623                844                  -^^
William G. Morton, Jr.             1                  599                822            157,417
Robert A. Oden, Jr.                1                  496                674            137,250^^^
Fergus Reid, III                   2                1,181              1,618            309,000
Frederick W. Ruebeck               1                  571                776            190,500
James J. Schonbachler              1                  599                822            157,417

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           1                  779              1,070            204,417



^ Does not include $176,250 of Deferred Compensation.
^^ Does not include $207,083 of Deferred Compensation.
^^^ Does not include $32,500 of Deferred Compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 portfolios).

        The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Fund whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

        Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

        The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

        The Trust's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

        The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                                         DURING PAST 5 YEARS
---------------------------                                         -------------------
George C.W. Gatch (1962),         Managing Director of JPMorgan Investment Management Inc.; Director and President,
President (2005)                  JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005.
                                  Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee of
                                  JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a
                                  Japanese mutual fund company which was a joint venture between J.P. Morgan and
                                  Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),           Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds
Senior Vice President (2005)*     Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group
                                  Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer,
                                  JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice
                                  President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group
                                  Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),       Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds
Vice President and Chief          and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of
Administrative Officer (2005)     Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan
                                  Chase & Co. in 2001.

Stephanie J. Dorsey (1969),       Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)*                 Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative
                                  Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly
                                  Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                  PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),       Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and Chief   Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of
Compliance Officer (2005)         positions in Prudential Financial's asset management business prior to 2000.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                                         DURING PAST 5 YEARS
---------------------------                                         -------------------
Paul L. Gulinello (1950),         Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer (2005)     Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance
                                  Executive supporting all JPMorgan Treasury Services business units from July 2000 to
                                  2004.

Stephen M. Benham (1959),         Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice
Secretary (2005)                  President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to
                                  2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),        Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior
Assistant Secretary (2005)*       Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005;
                                  Assistant General Counsel and Associate General Counsel and Vice President, Gartmore
                                  Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),       Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms.
Assistant Secretary (2005)*       Ditullio has served as an attorney with various titles for JP Morgan Chase & Co.
                                  (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),           Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services,
Assistant Secretary (2005)*       Inc.; From 1999-2005 Director, Mutual Fund Administration, JPMorgan Funds Management,
                                  Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager,
                                  Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer
                                  Services, Inc.).

Ellen W. O'Brien (1957),          Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky
Assistant Secretary (2005)**      registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),         Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial
Assistant Treasurer (2005)        reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),      Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of
Assistant Treasurer (2005)        institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products.
                                  Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from
                                  1996 to 2000.

Arthur A. Jensen (1966),          Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*       President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr.
                                  Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company prior to 2001.



*   The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
    43271.
** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

        As of February 1, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

                                 CODES OF ETHICS


        The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

        The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

        The code of ethics adopted by JPMIM requires that all employees must:
(i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

        JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES

        The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

        JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

        To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

        Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

        The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


        In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov NO LATER THAN AUGUST 31.


                          PORTFOLIO HOLDINGS DISCLOSURE

        As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

        The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


       Vickers Stock Research Corp.                      Monthly    30 days after month end
       MorningStar Inc.                                  Monthly    30 days after month end
       Lipper, Inc.                                      Monthly    30 days after month end
       Thomson Financial                                 Monthly    30 days after month end
       Bloomberg LP                                      Monthly    30 days after month end
       Casey Quirk & Associates                          Monthly    30 days after month end
       JPMorgan Private Bank / JPMorgan Private Client   Monthly    30 days after month end
       Services



        In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly ten days after trade date), transfer agents and entities providing contingent deferred sales charge ("CDSC") financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

        Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Funds' Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders.

There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

        Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs are available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

        The Funds' top ten holdings also are posted on the JPMorgan Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

        Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds' website at www.jpmorganfunds.com.


                               INVESTMENT ADVISER


        Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

        Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.) which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

        Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

        Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

        JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

        The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

        The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

        On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

        Prior to September 1, 2003, JPMorgan Asset Management (USA) Inc. ("JPMAM
(USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Predecessor Funds. On September 1, 2003, JPMAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

        As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser or a predecessor, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

        The table below sets forth the investment advisory fees paid to or accrued by JPMAM (USA), Chase, or JPMIM (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):



                                                 FISCAL YEAR ENDED           FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                     10/31/03                    10/31/04                   10/31/05
                                              -----------------------------------------------------------------------------
                                                PAID/                      PAID/                      PAID/
                                               ACCRUED       WAIVED       ACCRUED       WAIVED       ACCRUED       WAIVED
---------------------------------------------------------------------------------------------------------------------------
Tax Aware Disciplined Equity Fund                    655            -           680            -           958            -

Tax Aware Enhanced Income Fund                     5,699         (814)        5,330         (718)          881         (352)

Tax Aware Large Cap Growth Fund                    1,045            -           995            -           670           (5)

Tax Aware Large Cap Value Fund                     1,326           (4)        1,667          (10)        2,427            -

Tax Aware Real Return Fund *                           -            -             -            -             3           (3)

Tax Aware Short-Intermediate Income Fund **          658          (53)        1,637            -         1,864            -

Tax Aware U.S. Equity Fund                         2,218            -         4,036            -         4,632            -


* The Fund commenced operations on 8/1/05.
** The Fund commenced operations on 12/20/02.

        The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2006 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

        The following tables show information regarding other accounts managed by each portfolio managers of the Funds listed in this SAI as of October 31, 2005:



                                                    NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                               REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                     COMPANIES                        VEHICLES                      OTHER ACCOUNTS
                             NUMBER                           NUMBER                           NUMBER
                               OF         TOTAL ASSETS          OF        TOTAL ASSETS           OF         TOTAL ASSETS
                            ACCOUNTS       (MILLIONS)        ACCOUNTS     (MILLIONS)          ACCOUNTS       (MILLIONS)
TAX AWARE DISCIPLINED
EQUITY FUND
Robin Chance                1             375mm              1            492mm               158           1.3B

TAX AWARE ENHANCED
INCOME FUND
James Ahn                   0               0                1            308mm                 2           853mm
Richard Taormina            0               0                1             38mm                 2           231mm

TAX AWARE LARGE CAP
GROWTH FUND
Giri Devulapally            1             219mm              2             21mm                 4            90mm

TAX AWARE LARGE CAP
VALUE FUND
Robert Jacob                0               0                0              0                   11           446mm
Brian Green                 0               0                0              0                   11           446mm

TAX AWARE REAL RETURN
FUND
Deepa Majmudar
Richard Taormina            0               0                1             38mm                  2           231mm

TAX AWARE
SHORT-INTERMEDIATE
INCOME FUND
James Ahn                   0               0                1            308mm                  2           853mm
Richard Taormina            0               0                1             38mm                  2           231mm

TAX AWARE U.S. EQUITY
FUND
David Silberman             2             48mm               0            0                   20            3.8B

                                                      PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                               REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                     COMPANIES                        VEHICLES                      OTHER ACCOUNTS
                             NUMBER                           NUMBER                           NUMBER
                               OF         TOTAL ASSETS          OF        TOTAL ASSETS           OF         TOTAL ASSETS
                            ACCOUNTS       (MILLIONS)        ACCOUNTS     (MILLIONS)          ACCOUNTS       (MILLIONS)
TAX AWARE DISCIPLINED
EQUITY FUND
Robin Chance                0             0                  0            0                   0             0

TAX AWARE ENHANCED
INCOME FUND
James Ahn                   0             0                  0            0                   0             0
Richard Taormina            0             0                  0            0                   0             0

TAX AWARE LARGE CAP
GROWTH FUND
Giri Devulapally            0             0                  0            0                   0             0

TAX AWARE LARGE CAP
VALUE FUND
Robert Jacob                0             0                  0            0                   0             0
Brian Green                 0             0                  0            0                   0             0

TAX AWARE REAL RETURN
FUND
Deepa Majmudar
Richard Taormina            0             0                  0            0                   0             0

TAX AWARE
SHORT-INTERMEDIATE
INCOME FUND
James Ahn                   0             0                  0            0                   0             0
Richard Taormina            0             0                  0            0                   0             0

TAX AWARE U.S. EQUITY
FUND
David Silberman             0             0                  0            0                   0             0



                         POTENTIAL CONFLICTS OF INTEREST

        The chart above shows the number, type and market value as of October 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

        Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

        The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

        The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

        Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

        Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

        The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

        Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

        Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES



                                                   DOLLAR RANGE OF SHARES IN THE FUND
                                                   ----------------------------------
                                           $1 -     $10,001-    $50,001-    $100,001-   $500,000-        OVER
                                NONE     $10,000    $50,000     $100,000    $500,000    $1,000,000    $1,000,000
                                ----     -------    --------    --------    ---------   ----------    ----------
DISCIPLINED      Robin Chance                                                  X
EQUITY FUND

ENHANCED
INCOME FUND      James Ahn
                 Richard         X
                 Taormina

LARGE CAP        Giri            X
GROWTH FUND      Devulapally

LARGE CAP        Robert Jacob    X
VALUE FUND       Brian Green               X

REAL RETURN      Deepa           X
FUND             Majmudar
                 Richard         X
                 Taormina

SHORT-
INTERMEDIATE
INCOME FUND      James Ahn
                 Richard         X
                 Taormina

U.S. EQUITY      David                                                         X
FUND             Silberman

                                  ADMINISTRATOR


        Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

        Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Co. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees by JPMFM for the services that its provides to the Funds.Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. If not terminated, the Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

        The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

        In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

        From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between the Trust and the Predecessor Trusts, on behalf of the Funds and the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Predecessor Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.


        The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                            10/31/03            10/31/04            10/31/05
                        ---------------------------------------------------------
                         PAID/               PAID/               PAID/
                        ACCRUED   WAIVED    ACCRUED   WAIVED    ACCRUED   WAIVED
---------------------------------------------------------------------------------
Tax Aware Disciplined       281      (110)      291       (71)      320       (48)
Equity Fund

Tax Aware Enhanced        3,420    (3,419)    3,198    (3,198)      448      (366)
Income Fund

Tax Aware Large Cap         392         -       373         -       204       (29)
Growth Fund

Tax Aware Large Cap         497         -       625         -       724       (10)
Value Fund

Tax Aware Real Return         -         -         -         -         1        (1)
Fund *

Tax Aware                   395      (370)      982      (353)      891      (145)
Short-Intermediate
Income Fund **

Tax Aware U.S. Equity       739      (416)    1,345      (508)    1,236      (174)
Fund



* The Fund commenced operations on 8/1/05.
** The Fund commenced operations on 12/20/02.


                                   DISTRIBUTOR


        Effective February 19, 2005 JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) "JPMDS" serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

        Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

        Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.

        The following table describes the compensation to the principal underwriter, JPMDS, for the period from February 19, 2005 until October 31, 2005.



                          NET UNDERWRITING       COMPENSATION ON
                          DISCOUNTS AND          REDEMPTIONS AND         BROKERAGE       OTHER
FUND                      COMMISSIONS            REPURCHASES             COMMISSIONS     COMPENSATION
-----------------------------------------------------------------------------------------------------
Tax Aware Disciplined
Equity Fund

Tax Aware Enhanced
Income Fund

Tax Aware Large Cap
Growth Fund

Tax Aware Large Cap
Value Fund

Tax Aware Real Return
Fund *

Tax Aware
Short-Intermediate
Income Fund

Tax Aware U.S. Equity
Fund



        The aggregate amount of underwriting commissions retained by JPMDS for
the fiscal year ended October 31, 2005 was $       .

        * The Fund commenced operations on 8/1/05.


                                DISTRIBUTION PLAN

        The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

        JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

        Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

        No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

        Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

        Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

        The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


        The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of shares of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

        The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trusts with respect to the classes of Shares specified above.


        The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                      10/31/03            10/31/04            10/31/05
                                  PAID/               PAID/               PAID/
                                 ACCRUED    WAIVED   ACCRUED    WAIVED   ACCRUED    WAIVED
--------------------------------------------------------------------------------------------
TAX AWARE ENHANCED INCOME FUND
     Class A Shares*                  55         -        50         -        24         -
TAX AWARE REAL RETURN FUND **
     Class A Shares                    -         -         -         -         -^        -^
     Class B Shares                    -         -         -         -         -         -
     Class C Shares                    -         -         -         -         1         -
TAX AWARE U.S. EQUITY FUND
     Class A Shares                   11         -        13         -        18         -
     Class B Shares                   22         -        22         -        20         -
     Class C Shares                    2         -         3         -         4         -


*Class was launched on 11/30/01.

** The Fund commenced operations on 8/1/05.

^Amount rounds to less than one thousand.




                                    CUSTODIAN

        Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.


        For fund accounting services, the Funds, other than the Tax Aware Enhanced Income Fund, pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.


        For fund accounting services, the Tax Aware Enhanced Income Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $20,000.


        In addition there is a $2,000 annual charge for fund accounting per share class.

        For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

        JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


                                 TRANSFER AGENT

        Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


        Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING


        The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement dated February 19, 2005 with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.


        "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

        "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

        Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

     Select Class, Class A, Class B and Class C      0.25%
     Institutional Class                             0.10%

        To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

        JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other

Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.


        The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.


        Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.


        The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                         10/31/03            10/31/04            10/31/05
                                    ---------------------------------------------------------
                                     PAID/               PAID/               PAID/
                                    ACCRUED    WAIVED   ACCRUED    WAIVED   ACCRUED    WAIVED
TAX AWARE DISCIPLINED EQUITY FUND
     Institutional Class Shares         187      (187)      194      (194)      274      (183)
TAX AWARE ENHANCED INCOME FUND
     Class A Shares*                     55       (15)       50       (20)       24        (5)
     Select Class Shares                923       (14)    1,094         -       387         -
     Institutional Class Shares       1,888    (1,840)    1,674    (1,580)      188      (184)
TAX AWARE REAL RETURN FUND **
     Class A Shares                       -         -         -         -         -^        -^
     Class C Shares                       -         -         -         -         -^        -^
     Select Class Shares                  -         -         -         -         -^        -^
     Institutional Class Shares           -         -         -         -         1        (1)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND ***
     Select Class Shares                221       (64)      747      (286)    1,192      (403)
     Institutional Class Shares         175      (113)      356      (334)      269      (231)
TAX AWARE U.S. EQUITY FUND
     Class A Shares                      11       (11)       13       (13)       18        (4)
     Class B Shares                       7        (7)        7        (7)        7        (2)
     Class C Shares                       1        (1)        1        (1)        1        (1)
     Select Class Shares              1,044       (28)    1,934       (30)    2,209       (59)
     Institutional Class Shares          68        (5)      115         -       135         -
TAX AWARE LARGE CAP GROWTH FUND
     Select Shares                      653       (52)      622       (37)      419         -
TAX AWARE LARGE CAP VALUE FUND
     Select Shares                      829        (2)    1,042         -     1,517         -



* Class was launched on 11/30/01.
** The Fund commenced operations on 8/1/05.
*** The Fund commenced operations on 12/20/02.

^ Amount rounds to less than one thousand.

        Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

        For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

         JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

        JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

        The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

        JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

        The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

        Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

        Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

        The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES


        JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

        Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

        Revenue sharing payments are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended
October 31, 2005, JPMIM and JPMDS paid approximately $   for all of the JPMorgan
Funds pursuant to their revenue sharing arrangements.

        FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A Shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

        The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

        JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

        JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                                  TRUST COUNSEL

        The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

        The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

        An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

        The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

        Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities

(instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act. However, JPMST previously filed an election under Rule 18f-1 on behalf of Tax Aware Enhanced Income, Tax Aware Disciplined Equity and Tax Aware U.S. Equity. This election carries over and commits each of these Funds to paying in cash redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

        Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

        EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

        Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

        SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

        (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

        (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

        If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

        For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

        For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

        Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

        ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

        If an investor redeems Class C Shares, then uses the money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

         The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period defined below.

         Class B Shares of the Funds automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the Prospectuses has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

         A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

        The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge and may reject any request to purchase shares at a reduced sales charge.

        Investors may incur a fee if they effect transactions through a Financial Intermediary.


        CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


        APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

        Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Matters" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


        Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

        If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

        The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

        Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.


        Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.


        For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

        Futures, options and other derivatives are valued on the basis of available market quotations.

        Securities of other open-end investment companies are valued at their respective NAVs.

        Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.


        Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from the Funds' management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.


                             PORTFOLIO TRANSACTIONS


        On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

        Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


        Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

        Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

        On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

        If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

        The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                                   FISCAL YEAR ENDED       FISCAL YEAR         FISCAL YEAR
                                                                        10/31/02          ENDED 10/31/03     ENDED 10/31/05
TAX AWARE DISCIPLINED EQUITY FUND
                  Total Brokerage Commissions                                      -                   -                186
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                   -                   -                  -
TAX AWARE ENHANCED INCOME FUND
                  Total Brokerage Commissions                                    496                 207                  1
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                                       -                  -

                                                                   FISCAL YEAR ENDED       FISCAL YEAR         FISCAL YEAR
                                                                        10/31/02          ENDED 10/31/03     ENDED 10/31/05
                                                                   --------------------------------------------------------
TAX AWARE SHORT-INTERMEDIATE INCOME FUND *
                  Total Brokerage Commissions                                     69                 116                 36
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                   -                   -                  -
TAX AWARE REAL RETURN FUND **
                  Total Brokerage Commissions                                      -                   -                  -
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                   -                   -                  -
TAX AWARE U.S. EQUITY FUND
                  Total Brokerage Commissions                                    259                 925                848
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                  40                 270                115



                                                                                                 FISCAL YEAR
                                                       FISCAL YEAR           FISCAL YEAR            ENDED
                                                     ENDED 10/31/03         ENDED 10/31/04        10/31/05
                                                    ---------------------------------------------------------
TAX AWARE LARGE CAP GROWTH FUND
           Total Brokerage Commissions                     $    178             $      495           $    276
           Brokerage Commissions to Affiliated
           Broker/Dealers                                        4                       -                  -
TAX AWARE LARGE CAP VALUE FUND
           Total Brokerage Commissions                          249                    352                732
           Brokerage Commissions to Affiliated
           Broker/Dealers                                         -                     56                106


*  The Fund commenced operations on 12/20/02.

** The Fund commenced operations on 8/1/05.

^  Amount rounds to less than one thousand.


SECURITIES OF REGULAR BROKER-DEALERS



FUND                                       NAME OF BROKER-DEALER                      VALUE OF SECURITIES OWNED
---------------------------------------------------------------------------------------------------------------------
TAX AWARE DISCIPLINED EQUITY FUND                    Goldman Sachs and Company                                  5,687
                                                      Merrill Lynch & Co, Inc.                                  3,166
                                                   Bank of America Corporation                                  6,320
                                                Citigroup Global Markets, Inc.                                 10,282

TAX AWARE ENHANCED INCOME FUND                                             n/a

TAX AWARE LARGE CAP GROWTH FUND                                            n/a

TAX AWARE LARGE CAP VALUE FUND                  Citigroup Global Markets, Inc.                                 16,941
                                                   Bank of America Corporation                                 18,712
                                                      Merrill Lynch & Co, Inc.                                  8,372
                                                     Goldman Sachs and Company                                  7,772

TAX AWARE REAL RETURN FUND*                                                n/a

TAX AWARE SHORT-INTERMEDIATE INCOME             Citigroup Global Markets, Inc.                                  1,867
FUND                                            Credit Suisse First Boston LLC                                  3,166
                                                              Deutsche Bank AG                                  1,521
TAX AWARE U.S. EQUITY FUND                      Citigroup Global Markets, Inc.                                 26,868
                                                   Bank of America Corporation                                 25,667




* The Fund commenced operations on 8/1/05.



        Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

        Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehrman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

        Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


                                 DELAWARE TRUST


        JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.


        Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

        The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

        The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.


        The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

        The Trust is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by the Trust of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.


                              DESCRIPTION OF SHARES


        The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."


        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

        The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

        Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

        The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

        The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

        The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS

        The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. This section does not address the tax consequences affecting any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

        Each of the Funds generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

        QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

        In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (such income, "Qualifying Income").

        Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

        If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

        Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

        FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

        Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, a Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to a Fund.

        Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

        Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

        ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

        Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

        In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

        Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

        TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

        Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

        Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

        FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

        Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

        Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

        Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

        SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

        In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

        FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign corporations, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

        If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

        A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

        STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

        Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

        CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the fiscal year ended October 31, 2005 (amounts in thousands):



                                                                                          EXPIRES
                                                             --------------------------------------------
TAX AWARE DISCIPLINED EQUITY FUND
                                                                             (15,172)     10/31/08
                                                                             (36,383)     10/31/09
                                                                             (50,933)     10/31/10
                                                                             (15,933)     10/31/11
                                                             -----------------------
                                                    REMAINING               (118,421)
                                                             =======================

TAX AWARE ENHANCED INCOME FUND                                                (1,458)     10/31/10
                                                                              (6,200)     10/31/11
                                                                             (15,790)     10/31/12
                                                                             (-1,699)     10/31/13
                                                             -----------------------
                                                    REMAINING                (25,147)
                                                             =======================

                                                                                          EXPIRES
                                                             --------------------------------------------
TAX AWARE LARGE CAP GROWTH FUND                                              (50,266)     10/31/09
                                                                             (37,057)     10/31/10
                                                                             (30,037)     10/31/11
                                                                              (4,152)     10/31/12
                                                                              (2,112)     10/31/13
                                                             -----------------------
                                                    REMAINING               (123,624)
                                                             =======================

TAX AWARE LARGE CAP VALUE FUND
                                                                             (15,863)     10/31/10
                                                                              (9,355)     10/31/11
                                                             -----------------------
                                                    REMAINING                (25,218)
                                                             =======================

TAX AWARE SHORT-INTERMEDIATE INCOME FUND
                                                                              (4,405)     10/31/11
                                                                              (3,570)     10/31/12
                                                                              (2,871)     10/31/13
                                                             -----------------------
                                                    REMAINING                (10,846)
                                                             =======================

TAX AWARE U.S. EQUITY FUND
                                                                              (6,397)     10/31/07
                                                                              (6,281)     10/31/08
                                                                             (21,016)     10/31/09
                                                                             (28,103)     10/31/10
                                                                             (10,218)     10/31/11
                                                                             (10,950)     10/31/13
                                                             -----------------------
                                                    REMAINING                (82,965)*
                                                             =======================



* The Tax Aware U.S. Equity Fund capital loss carryover includes $26,024 (amount in thousands) of losses acquired from Select Large Cap Fund and may be limited under Code Sections 381-384.


                             ADDITIONAL INFORMATION

        As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

        Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


        PRINCIPAL HOLDERS. As of January 31, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



TAX AWARE DISCIPLINED
EQUITY FUND

INSTITUTIONAL CLASS SHARES      BALSA & CO                                               9.43
                                JPMORGAN CHASE
                                ATTN MUTUAL FUNDS SECTION
                                14221 DALLAS PARKWAY
                                DALLAS TX  75254-2942

                                BALSA & CO                                               5.53
                                REBATE ACCOUNT
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                CHARLES SCHWAB & CO INC                                 10.78
                                SPECIAL CUSTODY ACCOUNT FOR
                                BENEFIT OF CUSTOMERS
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA  94104-4122

TAX AWARE ENHANCED
INCOME FUND

CLASS A SHARES                  NFSC FBO                                                10.89
                                GERALD BARAD
                                928 BROADWAY STE 1000
                                NEW YORK NY  10010-8116

                                NFS LLC FEBO                                             5.93
                                MICHAEL J CARRANO DECD
                                147 HARDING AVE
                                LONG BEACH NY  11561-3814

INSTITUTIONAL CLASS SHARES      ESTATE OF JOEL B LEFF                                    6.29
                                C/O FULBRIGHT & JAWORSKI LLP
                                666 5TH AVE
                                NEW YORK NY  10103-0001

                                JPM DELAWARE AS AGENT                                    6.80
                                ATTN: SPECIAL PRODUCTS 1/OPS3
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

                                JPMORGAN CHASE BANK AS AGENT FOR WILLIAM WHITFIELD       5.55
                                GARDNER
                                ATTN: SPECIAL PRODUCTS 1/OPS3
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

SELECT CLASS SHARES             BALSA & CO                                              13.39
                                JPMORGAN CHASE
                                ATTN MUTUAL FUNDS SECTION
                                14221 DALLAS PARKWAY

                                DALLAS TX  75254-2942

                                BALSA & CO                                              11.06
                                REBATE ACCOUNT
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                BALSA & CO                                              19.77
                                REBATE ACCOUNT
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                STRAFE & CO BOIA-ONE GROUP C/O FOR THE                  15.59
                                SOLE BENEFIT OF CUSTOMERS
                                PO BOX 711234
                                COLUMBUS OH  43271-0001

TAX AWARE LARGE CAP GROWTH FUND

SELECT CLASS SHARES             BALSA & CO REBATE ACCOUNT                                9.89
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                STRAFE & CO                                             86.16
                                BOIA-ONE GROUP OPERATIONS
                                1111 POLARIS PARKWAY
                                PO BOX 711234
                                COLUMBUS OH  43271-0001

TAX AWARE LARGE CAP VALUE FUND

SELECT CLASS SHARES             BALSA & CO REBATE ACCOUNT                                6.81
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                BALSA & CO REBATE ACCOUNT                               32.59
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                STRAFE & CO                                             30.90
                                BOIA-ONE GROUP OPERATIONS
                                1111 POLARIS PARKWAY
                                PO BOX 711234
                                COLUMBUS OH  43271-0001

TAX AWARE REAL RETURN FUND

CLASS A SHARES                  JANNEY MONTGOMERY SCOTT LLC                              8.17
                                SHIRLEY J ALTFELD TRUST
                                1801 MARKET ST
                                PHILADELPHIA PA  19103-1628

                                JP MORGAN INVESTMENT MGMT                               85.90
                                ATTN BEVERLY HOYNG
                                1111 POLARIS PARKWAY STE 2F
                                COLUMBUS OH  43240-2050

CLASS C SHARES                  JP MORGAN INVESTMENT MGMT                               99.98
                                ATTN BEVERLY HOYNG
                                1111 POLARIS PARKWAY STE 2F
                                COLUMBUS OH  43240-2050

INSTITUTIONAL CLASS SHARES      JP MORGAN INVESTMENT MGMT                               99.67
                                ATTN BEVERLY HOYNG
                                1111 POLARIS PARKWAY STE 2F

                                COLUMBUS OH  43240-2050

SELECT CLASS SHARES             JPMORGAN CHASE BANK                                      9.09
                                LE-ELLEN SPELMAN DOTY
                                ATTN: FUND OPERATIONS
                                500 STANTON CHRISTIANA ROAD
                                NEWARK DE  19713-2107

                                JP MORGAN INVESTMENT MGMT                               90.90
                                ATTN BEVERLY HOYNG
                                1111 POLARIS PARKWAY STE 2F
                                COLUMBUS OH  43240-2050

TAX AWARE SHORT-INTERMEDIATE INCOME FUND

INSTITUTIONAL CLASS SHARES      BALSA & CO                                               7.23
                                JPMORGAN CHASE
                                ATTN MUTUAL FUNDS SECTION
                                14221 DALLAS PARKWAY
                                DALLAS TX  75254-2942

                                JPMORGAN CHASE BANK                                      8.94
                                MTC OF THE BAHAMAS LTD
                                ATTN: FUND OPERATIONS
                                500 STANTON CHRISTIANA ROAD
                                NEWARK DE  19713-2105

                                JPMORGAN CHASE BANK AS AGENT FOR                         6.79
                                RANAE MAGNESS
                                ATTN: SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

SELCT CLASS SHARES              BALSA & CO                                               6.75
                                JPMORGAN CHASE
                                ATTN MUTUAL FUNDS SECTION
                                14221 DALLAS PARKWAY
                                DALLAS TX  75254-2942

                                BALSA & CO REBATE ACCOUNT                               13.46
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                BALSA & CO REBATE ACCOUNT                               19.99
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                STRAFE & CO BOIA-ONE GROUP                               9.00
                                FOR THE SOLE BENEFIT OF CUSTOMERS
                                PO BOX 711234
                                COLUMBUS OH  43271-0001

TAX AWARE U.S. EQUITY FUND

CLASS A SHARES                  JPMORGAN CHASE BANK TR                                  28.39
                                SABIN BERMANT & GOULD PENSION TRUST
                                ATTN JASMIN FELIX
                                3 METROTECH CTR FL 6
                                BROOKLYN NY  11245-0001

                                JPMORGAN CHASE BANK AS AGENT FOR                         6.77
                                JJPTW FAMILY LLLP
                                ATTN SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

CLASS C SHARES                  CITIGROUP GLOBAL MARKETS INC.                            6.75

                                333 WEST 34TH STREET - 3RD FLOOR
                                NEW YORK NY  10001-2402

                                MLPF&S FOR THE SOLE BENEFIT OF*                         19.23
                                ITS CUSTOMERS
                                ATTN FUND ADMINISTRATION
                                4800 DEER LAKE DRIVE EAST 2ND FLR
                                JACKSONVILLE FL  32246-6484

                                NFS LLC FEBO                                             8.72
                                ALBERT E GREGORY
                                704 NICHOLSON ST
                                JOLIET IL  60435-6116

                                NFS LLC FEBO                                            11.68
                                PAUL K ODLAND
                                BARBARA R ODLAND
                                2255 N PARKER DR
                                JANESVILLE WI  53545-0715

                                PERSHING LLC                                             7.95
                                PO BOX 2052
                                JERSEY CITY NJ  07303-2052

INSTITUTIONAL CLASS SHARES      FARMERS & MERCHANTS CO                                   6.91
                                ATTN TRUST DEPT
                                PO BOX 701
                                ABILENE TX  79604-0701

                                JPMIM AS AGENT FOR INTERPUBLIC                          11.62
                                BENEFIT PROTECTION PLAN
                                ATTN TERESA O'HANLON
                                522 5TH AVE
                                NEW YORK NY  10036-7601

                                JPMORGAN CHASE BANK                                      9.22
                                BOSE CORPORATION RABBI TRUST
                                ATTN: FUND OPERATIONS
                                500 STANTON CHRISTIANA ROAD
                                NEWARK DE  19713-2105

SELECT CLASS SHARES             BALSA & CO REBATE ACCOUNT*                               7.30
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                BALSA & CO                                              41.54
                                REBATE ACCOUNT
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                STRAFE & CO                                             24.44
                                BOIA-ONE GROUP OPERATIONS
                                1111 POLARIS PARKWAY
                                PO BOX 711234
                                COLUMBUS OH  43271-0001


* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.




        The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS


        The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended October 31, 2005 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

   A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

   A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

   A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

   F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

   B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

   D   DEFAULT. Denotes actual or imminent payment default.

   "+" or "-"      may be appended to 'F-1' rating to denote relative
                   status within the 'F1' rating category.

   'NR' indicates that Fitch does not rate the issuer or issue in question.

   MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

   Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Not Prime Does not fall within any of the Prime rating categories.

   DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

   R-1             Prime Credit Quality

   R-2             Adequate Credit Quality

   R-3             Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

   R-1 (high)      Short term debt rated "R-1 (high)" is of the highest
                   credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average.
                   Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1
                   (high)", few entities are strong enough to achieve this rating.

   R-1 (middle)    Short term debt rated "R-1 (middle)" is of superior
                   credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree.
                   Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

   R-1 (low)       Short term debt rated "R-1" (low) is of satisfactory
                   credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

   R-2 (high);     Short term debt rated "R-2" is of adequate credit
                   quality and within the three subset grades, debt protection
   R-2 (middle);   ranges from having reasonable ability for timely
                   repayment to a level which is considered only just adequate.
   R-2 (low)       The liquidity and debt ratios of entities in the "R-2"
                   classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
                   Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer.
                   The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

   R-3 (high);     Short term debt rated "R-3" is speculative, and
                   within the three subset grades, the capacity for timely
   R-3 (middle);   payment ranges from mildly speculative to doubtful.
                   "R-3" credits tend to have weak liquidity and debt
   R-3 (low)       ratios, and the future trend of these ratios is also
                   unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

   A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

   B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

   C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

   D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

   E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

          AA       Debt rated AAA has the highest rating assigned by S&P.
                   Capacity to pay interest and repay principal is extremely
          A        strong.

          AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

          A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

            The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 The rating C1 is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.   Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

     INVESTMENT GRADE

     AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

     BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant

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     CC,        upon sustained, favorable business or economic developments. A
                'CC' rating indicates that default of some kind
     C          appears probable. 'C' ratings signal imminent default.

     DDD, DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full
     DD,        recovery in a reorganization or liquidation of the obligor.
                While expected recovery values are highly speculative and
     D cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

     AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

     AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     CCC/ Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal.

     CC/C The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

     D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

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DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

     Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     Aa         These insurance companies offer excellent financial security.
                Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

     B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

     Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

     Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

     C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS


These ratings represent Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.


Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

     P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

     P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

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     NP         Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

     AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

     AA Very Strong financial security characteristics, differing only slightly from those rated higher.

     A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

     BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

     B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

     CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

     CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

     R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

     NR Not Rated, which implies no opinion about the insurer's financial security.

     Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the `AA' through `CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of `BBB-' and higher are considered to be "Secure", and those of `BB+' and lower are considered to be "Vulnerable".

     AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally

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                strong capacity to meet policyholder and contract obligations.
                For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

     AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

     A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

     BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

     BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

     B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

     CCC, Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to
     CC, meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business
     C and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

     DDD, Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in
     DD, a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention.
     D Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated `DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated `D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of `F1', `F2' and `F3' are considered to be "Secure", while those of `B' and below are viewed as "Vulnerable".

     F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

     F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

     F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a `vulnerable' rating category.

     B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

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

     C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

     D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

     MIG1/VMIG1    Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2    Strong credit quality. Margins of protection are ample
                   although not so large as in the preceding group.

     MIG3/VMIG3    Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

     SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2       Satisfactory capacity to pay principal and interest.

     SP-3       Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

     aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred

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

                stocks in this class.

     b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

     Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

     Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

     Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

     Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

     Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

     "D" This category indicates preferred shares that are in arrears of paying either dividends or principal.


("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                       JPMORGAN INTERNATIONAL EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2006


                           JPMORGAN TRUST I ("TRUST")

                 JPMorgan Asia Equity Fund ("Asia Equity Fund")
     JPMorgan Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
        JPMorgan International Equity Fund ("International Equity Fund") JPMorgan International Growth Fund ("International Growth Fund")
 JPMorgan International Opportunities Fund ("International Opportunities Fund") JPMorgan International Small Cap Equity Fund ("International Small Cap Equity
                                     Fund")
         JPMorgan International Value Fund ("International Value Fund")

           JPMorgan Intrepid European Fund ("Intrepid European Fund") JPMorgan Intrepid International Fund ("Intrepid International Fund")

                       JPMorgan Japan Fund ("Japan Fund")


                 (each a "Fund," and collectively, the "Funds")


This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 28, 2006, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2005 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


 For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                   SAI-INTEQ-206

                                TABLE OF CONTENTS


GENERAL                                                                         1
INVESTMENT STRATEGIES AND POLICIES                                              3
INVESTMENT RESTRICTIONS                                                         21
MANAGEMENT OF THE TRUST                                                         24
CODES OF ETHICS                                                                 33
PROXY VOTING PROCEDURES AND GUIDELINES                                          34
PORTFOLIO HOLDINGS DISCLOSURE                                                   36
INVESTMENT ADVISER AND SUB-ADVISERS                                             37
ADMINISTRATOR                                                                   44
DISTRIBUTOR                                                                     45
DISTRIBUTION PLAN                                                               46
CUSTODIAN                                                                       50
SECURITIES LENDING AGENT                                                        49
TRANSFER AGENT                                                                  49
SHAREHOLDER SERVICING                                                           49
EXPENSES                                                                        52
FINANCIAL INTERMEDIARIES                                                        52
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                   53
TRUST COUNSEL                                                                   56
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                   54
PURCHASES, REDEMPTIONS AND EXCHANGES                                            54
DIVIDENDS AND DISTRIBUTIONS                                                     56
NET ASSET VALUE                                                                 57
PORTFOLIO TRANSACTIONS                                                          58
DELAWARE TRUST                                                                  61
DESCRIPTION OF SHARES                                                           62
DISTRIBUTIONS AND TAX MATTERS                                                   63
ADDITIONAL INFORMATION                                                          69
FINANCIAL STATEMENTS                                                            74
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                      75

                                     GENERAL

THE TRUST AND THE FUNDS


     The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.


     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                      JPMorgan Emerging Markets Equity Fund
                    JPMorgan International Opportunities Fund
                        JPMorgan International Value Fund

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
                            JPMorgan Asia Equity Fund

                         JPMorgan Intrepid European Fund

                       JPMorgan International Growth Fund
                  JPMorgan International Small Cap Equity Fund

                      JPMorgan Intrepid International Fund

                               JPMorgan Japan Fund

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                       JPMorgan International Equity Fund

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.


     JPMIF. Prior to February 19, 2005, the Emerging Markets Equity, International Opportunities and International Value Funds were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on November 4, 1992.

     JPMMFG. Prior to February 19, 2005, the Asia Equity, European, Intrepid International, International Growth, International Small Cap Equity and Japan Funds were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 11, 1987.

     JPMMFSG. Prior to February 19, 2005, International Equity Fund was a series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 1, 1996.


     After the close of business on February 18, 2005, the JPMorgan International Opportunities Fund acquired all of the assets and liabilities of JPMorgan Global 50 Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan International Opportunities Fund, and JPMST, on behalf of JPMorgan Global 50 Fund. Similarly, after the close of business on February 18, 2005, the JPMorgan International Equity Fund acquired all of the assets and liabilities of One Group Diversified International Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFSG, on behalf of

JPMorgan International Equity Fund, and One Group Mutual Funds, on behalf of One Group Diversified International Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


Asia Equity Fund                                       Select, Institutional, Class A, Class B and Class C
Emerging Markets Equity Fund                           Select, Institutional, Class A, Class B and Class C
Intrepid European Fund                                 Select, Institutional, Class A, Class B and Class C
International Equity Fund                              Select, Institutional, Class A, Class B and Class C
International Growth Fund                              Select, Institutional, Class A, Class B and Class C
International Opportunities Fund                       Select, Institutional, Class A, Class B and Class C
International Small Cap Equity Fund                    Select, Institutional, Class A, Class B and Class C
International Value Fund                               Select, Institutional, Class A, Class B and Class C
Intrepid International Fund                            Select, Institutional, Class A and Class C
Japan Fund                                             Select, Class A, Class B and Class C


     Currently, each Fund offers the following classes of shares:


Asia Equity Fund                                      Select, Institutional and Class A
Emerging Markets Equity Fund                          Select, Institutional, Class A, Class B and Class C
Intrepid European Fund                                Select, Institutional, Class A, Class B and Class C
International Equity Fund                             Select, Class A, Class B and Class C
International Growth Fund                             Class A and Class B
International Opportunities Fund                      Select, Institutional, Class A and Class B
International Value Fund                              Select, Institutional, Class A and Class B
Intrepid International Fund                           Select, Class A and Class C
Japan Fund                                            Select, Class A, Class B and Class C


     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees:

NEW NAME                                                FORMER NAME
JPMorgan Asia Equity Fund                               JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund                   JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund                      JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund                      JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund               JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund            JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                       JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                         JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                                     JPMorgan Fleming Japan Fund


     Effective December 15, 2005, the JPMorgan Tax Aware International Opportunities Fund was renamed JPMorgan Intrepid International Fund with the approval of the Board of Trustees. Prior to February 19, 2005, this Fund was named the JPMorgan Fleming Tax Aware International Opportunities Fund.

     Effective February 28, 2004, the JPMorgan Fleming European Fund was renamed JPMorgan Fleming Intrepid European Fund with the approval of the Board of Trustees.


     Effective January 3, 2003, the JPMorgan Select International Equity Fund was renamed JPMorgan Fleming International Equity Fund with the approval of the Board of Trustees.

     Effective June 25, 2002, the JPMorgan Fleming Pacific Region Fund was JPMorgan Fleming Asia Equity Fund renamed with the approval of the Board of Trustees.

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


     In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund" and, together with the Funds, the "JPMorgan Funds"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The Asia Equity Fund is sub-advised by JF International Management Inc. ("JFIMI" the "Sub-Adviser,").


     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


     COMMON STOCK WARRANTS AND RIGHTS. With the exception of the Intrepid International Fund, the Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


     Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

     Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.


                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

     The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.


     All the Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     Investments in Russia by the Emerging Market Equity Fund will be subject to the risks of an emerging market with certain heightened risks, such as ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Emerging Markets Equity Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Emerging Markets Equity Fund could lose its registration and ownership of Russian securities through fraud, negligence or faulty oversight. The Emerging Markets Equity Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets.


     The Funds may invest in securities denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's Net Asset Value ("NAV").

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. All of the Funds, except for the International Value Fund and the International Opportunities Fund, may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


     BRADY BONDS. Only the Emerging Markets Equity Fund, International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of International Value Fund, International Opportunities Fund, Intrepid International Fund and Asia Equity Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. The Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."


     MORTGAGE-BACKED SECURITIES. With the exception of the Asia Equity Fund, International Growth Fund, European Fund, Intrepid International Fund and Japan Fund, the Funds may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.


     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


     MORTGAGE DOLLAR ROLL TRANSACTIONS. The International Equity Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% a Fund's total assets.

     STRUCTURED PRODUCTS. Only the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.


     The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest

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rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Only the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by these Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which these Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the

Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

     ASSET-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund and International Equity Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley

Authority, the Federal Home Loan Mortgage Corporation, the Federal Home
Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. Certain Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. Certain Funds may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.


     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds do maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.


     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             TAX EXEMPT OBLIGATIONS

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.


     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.


     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Asia Equity Fund, International Growth Fund, European Fund and Japan Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.


     SECURITIES ISSUED IN CONNECTION WITH REORGANIZATIONS AND CORPORATE RESTRUCTURING. The Funds may invest in high yield securities. See "Diversification and Quality Requirements - Below Investment Grade Debt." In addition, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even though they do not ordinarily invest in such securities.


     FORWARD COMMITMENTS. The International Growth, Japan, Asia Equity, European, and International Equity Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund

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borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. All of the Funds, except the International Small Cap Equity Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

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     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES.
The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     REAL ESTATE INVESTMENT TRUSTS. The International Equity Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS


     Each of the Funds, except for International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund, are registered as non-diversified investment companies. A Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. The Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

     The International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         All of the Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." The Code imposes diversification requirements on the Funds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

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     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Emerging Markets Equity Fund, International Growth Fund, Japan Fund and Asia Equity Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").


     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to provide inflation protection, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.


     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                          TEMPORARY DEFENSIVE POSITIONS

         To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.


                               PORTFOLIO TURNOVER


     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                           FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                               10/31/04                 10/31/05
                                               --------                 --------
Asia Equity Fund                                 175%                      78%
Emerging Markets Equity Fund                     118%                     149%
International Equity Fund                         24%                      22%
International Growth Fund                         47%                      37%
International Opportunities                       98%                      58%
International Value Fund                         108%                      76%
Intrepid European Fund*                          440%                     281%
Intrepid International Fund                       93%                      56%
Japan Fund**                                     221%                     164%


*  The portfolio turnover rate was a result of the region's market activity.
** The portfolio turnover rate was affected by profit-taking and reinvesting the funds in new investments.




                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.


     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. In addition, the Asia Equity Fund, Emerging Markets Equity Fund, International Equity Fund, European Fund, International Small Cap Equity Fund and Japan

Fund each have an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.


     Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS.


(1) The International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund may not make any investment inconsistent with their classification as a diversified investment company under the "1940 Act";

(2) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;


     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;


(3) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;


     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) The Funds may not borrow money, except to the extent permitted by applicable law;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;


(6) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) (except for the Intrepid International Fund) make direct investments in mortgages;


     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;


(7) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; or

     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;


(8) The Funds may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law;

(9) The European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10) The European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; and

(11) The European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

     For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.


     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval.

(1) Each Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(2) Each Fund may not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) Each of the Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(5) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

(6) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7) Each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest than 10% of its total assets in the securities of other investment companies; and


(8) Each of the Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     For investment restriction purposes for the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                             MANAGEMENT OF THE TRUST

     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                 NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
       POSITIONS WITH                PRINCIPAL OCCUPATIONS           OVERSEEN BY             OTHER DIRECTORSHIPS HELD
         THE FUNDS                    DURING PAST 5 YEARS             TRUSTEE(1)               OUTSIDE FUND COMPLEX
         ---------                    -------------------             ----------               --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG           Retired; Vice President &                 118             None.
(1941); Trustee of Trust       Treasurer of Ingersoll-Rand
since 2005; Trustee of         Company (manufacturer of

                                                                 NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
       POSITIONS WITH                PRINCIPAL OCCUPATIONS           OVERSEEN BY             OTHER DIRECTORSHIPS HELD
         THE FUNDS                    DURING PAST 5 YEARS             TRUSTEE(1)               OUTSIDE FUND COMPLEX
         ---------                    -------------------             ----------               --------------------
heritage JPMorgan Funds        industrial equipment)
since 1987.                    (1972-2000).

ROLAND R. EPPLEY, JR.          Retired; President & Chief                118             None
(1932); Trustee of Trust       Executive Officer, Eastern
since 2005; Trustee of         States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                   President and Chief Executive             117*            Director, Cardinal Health, Inc
(1947); Trustee of Trust       Officer of Gardner, Inc.                                  (CAH) (1994-present). Director,
since 2005; Trustee of         (wholesale distributor to                                 The Crane Group (2003-present);
heritage One Group Mutual      outdoor power equipment                                   Chairman, The Columbus
Funds since 1998.              industry) (1979-present).                                 Association for the Performing
                                                                                         Arts (CAPA) (2003-present).

DR. MATTHEW GOLDSTEIN          Chancellor of the City                    118             Director of Albert Einstein
(1941); Trustee of Trust       University of New York                                    School of Medicine
since 2005; Trustee of         (1999-present); President,                                (1998-present); Director of New
heritage JPMorgan Funds        Adelphi University (New York)                             Plan Excel Realty Trust, Inc.
since 2003.                    (1998-1999).                                              (real estate investment trust)
                                                                                         (2000-present); Director of
                                                                                         Lincoln Center Institute for the
                                                                                         Arts in Education (1999-present).

ROBERT J. HIGGINS (1945);      Retired; Director of                      118             None.
Trustee of Trust since 2005;   Administration of the State of
Trustee of heritage JPMorgan   Rhode Island (2003-2004);
Funds since 2002.              President - Consumer Banking
                               and Investment Services, Fleet
                               Boston Financial (1971-2001).

PETER C. MARSHALL              Self-employed business                    117*            None.
(1942); Trustee of Trust       consultant (2002-present);
since 2005; Trustee of         Senior Vice President, W.D.
heritage One Group Mutual      Hoard, Inc. (corporate parent
Funds since 1994.              of DCI Marketing, Inc.)
                               (2000-2002); President, DCI
                               Marketing, Inc. (1992-2000).

MARILYN MCCOY                  Vice President of                         117*            Trustee, Mather LifeWays
(1948); Trustee of Trust       Administration and Planning,                              (1994-present); Trustee, Carleton
since 2005; Trustee of         Northwestern University                                   College (2003-present).
heritage One Group Mutual      (1985-present).
Funds since 1999.

WILLIAM G. MORTON, JR.         Retired; Chairman Emeritus                118             Director of Radio Shack
(1937); Trustee of Trust       (2001-2002), and Chairman and                             Corporation (electronics)
since 2005; Trustee of         Chief Executive Officer,                                  (1987-present); Director of The
heritage JPMorgan Funds        Boston Stock Exchange (1985-                              National Football Foundation and
since 2003.                    2001).                                                    College Hall of Fame (1994-
                                                                                         present); Trustee of the
                                                                                         Stratton Mountain School
                                                                                         (2001-present).

ROBERT A. ODEN, JR.            President, Carleton College               117*            Director, American University in
(1946); Trustee of Trust       (2002-present); President,                                Cairo.
since 2005; Trustee of         Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.

                                                                 NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
       POSITIONS WITH                PRINCIPAL OCCUPATIONS           OVERSEEN BY             OTHER DIRECTORSHIPS HELD
         THE FUNDS                    DURING PAST 5 YEARS             TRUSTEE(1)               OUTSIDE FUND COMPLEX
         ---------                    -------------------             ----------               --------------------
FERGUS REID, III               Chairman of Lumelite                      118             Trustee of Morgan Stanley Funds
(1932); Trustee of Trust       Corporation (plastics                                     (198 portfolios) (1995-present).
(Chairman) since 2005;         manufacturing) (2003-present);
Trustee (Chairman) of          Chairman and Chief Executive
heritage JPMorgan Funds        Officer of Lumelite
since 1987.                    Corporation (1985-2002).

FREDERICK W. RUEBECK           Advisor, Jerome P. Green &                117*            Director, AMS Group (2001-
(1939); Trustee of Trust       Associates, LLC                                           present); Trustee, Wabash College
since 2005; Trustee of         (broker-dealer)                                           (1988-present); Chairman,
heritage One Group Mutual      (2002-present); Chief                                     Indianapolis Symphony Orchestra
Funds since 1990.              Investment Officer, Wabash                                Foundation (1994-present).
                               College (2004-present);
                               self-employed consultant
                               (January 2000 to present);
                               Director of Investments, Eli
                               Lilly and Company (1988-1999).

JAMES J. SCHONBACHLER          Retired; Managing Director of             118             None.
(1943); Trustee of Trust       Bankers Trust Company
since 2005; Trustee of         (financial services)
heritage JPMorgan Funds        (1968-1998).
since 2001.

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.**     Retired; Chief Executive                  118             Director, Glenview Trust Company,
(1935); Trustee of Trust       Officer of Chase Mutual Funds                             LLC (2001 - present); Trustee,
since 2005; Trustee of         (investment company)                                      St. Catherine College (1998-
heritage JPMorgan Funds        (1989-1998); President & Chief                            present); Trustee, Bellarmine
since 1998.                    Executive Officer of Vista                                University (2000 - present);
                               Capital Management (investment                            Director, Springfield-Washington
                               management) (1990-1998); Chief                            County Economic Development
                               Investment Executive of Chase                             Authority (1997 - present);
                               Manhattan Private Bank                                    Trustee, Marion and Washington
                               (investment management)                                   County, Kentucky Airport Board
                               (1990-1998).                                              (1998 - present); Trustee,
                                                                                         Catholic Education Foundation
                                                                                         (2005 - present).



     (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).

     * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

     ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES OF THE BOARD

     The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent registered public accounting firm; (ii) evaluate the independence of the Funds' independent registered public accounting firm; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) to act as a liaison between the Funds' independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005 and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or predecessor Audit Committee met six times during the fiscal year ended October 31, 2005.

     As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met three times during the fiscal year ended October 31, 2005.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee, and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005..

     Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005.

OWNERSHIP OF SECURITIES

     As of December 31, 2005, each Trustee beneficially owned shares of certain Funds of the Trust in the amounts shown below:



                               OWNERSHIP OF      OWNERSHIP OF           OWNERSHIP OF            OWNERSHIP OF
                               INTERNATIONAL   EMERGING MARKETS        INTERNATIONAL        INTERNATIONAL GROWTH
      NAME OF TRUSTEE           VALUE FUND        EQUITY FUND        OPPORTUNITIES FUND             FUND
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 -                 -                     -                       -
Roland R. Eppley, Jr.                -                 -                     -                       -
John F. Finn                         -                 -                     -                       -
Dr. Matthew Goldstein                -                 -                     -                       -
Robert J. Higgins                    -                 -                     -                       -
Peter C. Marshall                    -                 -                     -                       -
Marilyn McCoy                        -                 -                     -                       -
William G. Morton, Jr.               -                 -                     -                       -
Robert A. Oden, Jr.                  -                 -                     -                       -
Fergus Reid, III                     -                 -                     -                       -
Frederick W. Ruebeck                 -                 -                     -                       -
James J. Schonbachler                -                 -                     -                       -
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             -                 -                     -                       -

                                OWNERSHIP OF                                                     OWNERSHIP OF
                                  OF JAPAN        OWNERSHIP OF        OWNERSHIP OF ASIA      INTERNATIONAL SMALL
      NAME OF TRUSTEE               FUND          EUROPEAN FUND          EQUITY FUND           CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 -                 -                     -                       -
Roland R. Eppley, Jr.                -                 -                     -                       -
John F. Finn                         -                 -                     -                       -
Dr. Matthew Goldstein                -                 -                     -                       -
Robert J. Higgins                    -                 -                     -                       -
Peter C. Marshall                    -                 -                     -                       -
Marilyn McCoy                        -                 -                     -                       -
William G. Morton, Jr.               -                 -                     -                       -
Robert A. Oden, Jr.                  -                 -                     -                       -
Fergus Reid, III                     -                 -                     -                       -
Frederick W. Ruebeck                 -                 -                     -                       -
James J. Schonbachler                -                 -                     -                       -
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             -                 -                     -                       -

                                    OWNERSHIP     OWNERSHIP OF       AGGREGATE DOLLAR RANGE OF EQUITY
                                       OF           INTREPID      SECURITIES IN ALL REGISTERED INVESTMENT
                                  INTERNATIONAL   INTERNATIONAL  COMPANIES OVERSEEN BY THE TRUSTEE IN THE
NAME OF TRUSTEE                    EQUITY FUND        FUND         FAMILY OF INVESTMENT COMPANIES(1)(2)
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                   -               -                         Over $100,000
Roland R. Eppley, Jr.                  -               -                         Over $100,000
John F. Finn(2)                        -               -                         Over $100,000
Dr. Matthew Goldstein                  -               -                       $50,001 - $100,000
Robert J. Higgins                      -               -                         Over $100,000
Peter C. Marshall(2)                   -               -                         Over $100,000
Marilyn McCoy(2)                       -               -                         Over $100,000
William G. Morton, Jr.                 -               -                         Over $100,000
Robert A. Oden, Jr. (2)                -               -                         Over $100,000
Fergus Reid, III                       -               -                         Over $100,000
Frederick W. Ruebeck(2)                -               -                         Over $100,000
James J. Schonbachler                  -               -                       $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               -               -                         Over $100,000



 (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 funds).

 (2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2005. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2005

     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

TRUSTEE COMPENSATION

     Prior to February 19, 2005, the former JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman $40,000.

     Prior to February 19, 2005, the former One Group Mutual Funds paid each Trustee of the One Group Mutual Funds an annual fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the One Group Mutual Funds paid the Chairman an additional $20,000.

     After the two fund groups merged on February 19, 2005 and became the "JPMorgan Funds," the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     As of July 1, 2005, the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                                                            EMERGING MARKET   INTREPID EUROPEAN   INTERNATIONAL
NAME OF TRUSTEE                     ASIA EQUITY FUND          EQUITY FUND           FUND           EQUITY FUND
---------------                     ---------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                      $  54                  $  155             $ 149            $ 2,685
Roland R. Eppley, Jr.                        42                     119               115              2,069
John F. Finn                                 38                     108               102              2,179
Dr. Matthew Goldstein                        48                     136               131              2,362
Robert J. Higgins                            48                     136               131              2,362
Peter C. Marshall                            50                     144               134              2,837
Marilyn McCoy                                46                     133               124              2,575
William G. Morton, Jr.                       42                     119               115              2,067
Robert A. Oden, Jr.                          37                     105                98              2,097
Fergus Reid, III                             82                     232               226              4,050
Frederick W. Ruebeck                         42                     121               113              2,368
James J. Schonbachler                        42                     119               115              2,067
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                     54                     155               149              2,685

                                    INTERNATIONAL GROWTH    INTERNATIONAL        INTERNATIONAL
NAME OF TRUSTEE                             FUND             VALUE FUND       OPPORTUNITIES FUND   JAPAN FUND
---------------                     ---------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                      $   5                  $   78             $ 193            $   106
Roland R. Eppley, Jr.                         4                      60               148                 81
John F. Finn                                  3                      54               123                 75
Dr. Matthew Goldstein                         4                      69               168                 93
Robert J. Higgins                             4                      69               168                 93
Peter C. Marshall                             4                      71               159                 99
Marilyn McCoy                                 4                      66               147                 92
William G. Morton, Jr.                        4                      60               148                 81
Robert A. Oden, Jr.                           3                      53               117                 73
Fergus Reid, III                              8                     119               291                159
Frederick W. Ruebeck                          4                      60               135                 84
James J. Schonbachler                         4                      60               148                 81
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                      5                      78               193                106

                                                                 TOTAL
                                                             COMPENSATION
                                                            PAID FROM FUND
NAME OF TRUSTEE                                               COMPLEX (1)
---------------
INDEPENDENT TRUSTEES
William J. Armstrong                        143             $   204,417
Roland R. Eppley, Jr.                       110                 157,417
John F. Finn                                 93                       0^
Dr. Matthew Goldstein                       124                 179,833
Robert J. Higgins                           124                 179,833
Peter C. Marshall                           120                 229,333
Marilyn McCoy                               111                       0^^
William G. Morton, Jr.                      110                 157,417
Robert A. Oden, Jr.                          89                 137,250^^^
Fergus Reid, III                            216                 309,000
Frederick W. Ruebeck                        102                 190,500
James J. Schonbachler                       110                 157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                    143                 204,417



^    Does not include $176,250 of Deferred Compensation.

^^   Does not include $207,083 of Deferred Compensation.

^^^  Does not include $32,500 of Deferred Compensation.

     (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes nine registered investment companies (118 funds).


          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

          Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

          The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS

     The Fund's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                                         DURING PAST 5 YEARS
---------------------------                                         -------------------
George C.W. Gatch (1962),           Managing Director of JPMorgan Investment Management Inc.; Director and
President (2005)                    President, JPMorgan Distribution Services, Inc. and JPMorgan Funds
                                    Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan
                                    Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                                    Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),             Director and Vice President of JPMorgan Distribution Services, Inc. and
Senior Vice President (2005)*       JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds
                                    since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was
                                    Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One
                                    Group Administrative Services) and Vice President and Treasurer, JPMorgan
                                    Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from
                                    1999 to 2005.

Patricia A. Maleski (1960),         Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer,
Vice President and Chief            JPMorgan Funds and Head of Funds Administration and Board Liaison.
Administrative Officer (2005)       Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from
                                    1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),         Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)*                   Administration, JPMorgan Funds Management, Inc. (formerly One Group
                                    Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP
                                    Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004;
                                    prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),         Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and Chief     Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a
Compliance Officer (2005)           number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950),           Vice President and Anti Money Laundering Compliance Officer for JPMorgan
AML Compliance Officer (2005)       Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk
                                    Management and Compliance Executive supporting all JPMorgan Treasury
                                    Services business units from July 2000 to 2004.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                                         DURING PAST 5 YEARS
---------------------------                                         -------------------
Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMorgan Chase & Co. since
Secretary (2005)                    2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers,
                                    L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          Vice President and Assistant General Counsel, JPMorgan Chase & Co. since
Assistant Secretary (2005)*         2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation)
                                    from 2004-2005; Assistant General Counsel and Associate General Counsel and
                                    Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Vice President and Assistant General Counsel, JPMorgan Chase & Co. since
Assistant Secretary (2005)*         2005; Ms. Ditullio has served as an attorney with various titles for JP
                                    Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),             Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution
Assistant Secretary (2005)*         Services, Inc.; From 1999-2005 Director, Mutual Fund Administration,
                                    JPMorgan Funds Management, Inc. (formerly One Group Administrative
                                    Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan
                                    Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O'Brien (1957),            Assistant Vice President, JPMorgan Investor Services, Co., responsible for
Assistant Secretary (2005)**        Blue Sky registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),           Vice President, JPMorgan Funds Management, Inc., responsible for mutual
Assistant Treasurer (2005)          fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),        Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all
Assistant Treasurer (2005)          aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7)
                                    funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                                    Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966),            Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly,
Assistant Treasurer (2005)*         Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and
                                    Accounting Supervisor at Allstate Insurance Company prior to 2001.



*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

     As of February 1, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS

     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.


     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.


     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the

Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General

          Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.


     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds' website at www.jpmorganfunds.com. and on the SEC website at www.sec.gov.


                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


       Vickers Stock Research Corp.                            Monthly     30 days after month end
       MorningStar Inc.                                        Monthly     30 days after month end
       Lipper, Inc.                                            Monthly     30 days after month end
       Thomson Financial                                       Monthly     30 days after month end
       Bloomberg LP                                            Monthly     30 days after month end

       Casey, Quirk & Associates                               Monthly     30 days after month end
       JPMorgan Private Bank / JPMorgan Private Client         Monthly     30 days after month end
       Services
       Vestek                                                  Monthly     30 days after month end
       Fidelity Investments Strategic Advisers, Inc.           Monthly     30 days after month end
       Sisters of Saint Joseph of Peace                        Quarterly   30 days after month end



     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs are available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds' top ten holdings are also posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other statistical information related to the funds may be found on the Funds' website at www.jpmorganfunds.com.


                       INVESTMENT ADVISER AND SUB-ADVISERS


     Pursuant to the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its constituent Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds, except for the Asia Equity Fund. The day-to-day management for the Asia Equity Fund is done by its Sub-Adviser. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.)., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan

Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian", "Administrator," "Shareholder Servicing" and "Distributor" sections.


     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.
     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.




     Under the Advisory Agreement, JPMIM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMIM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of JPMIM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMIM.


     On behalf of the Asia Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JFIMI. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by a Fund.

     JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Securities and Futures Commission in Hong Kong. JFIMI is a wholly owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly owned by JPMAMH. JFIMI is located at 21F, Chater House, 8 Connaught Road, Central Hong Kong.

     Pursuant to the terms of the Advisory Agreement and the sub-advisory agreement, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the Trust, on behalf of the Funds, on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Funds' shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the

Adviser or Sub- Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.


     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets, as described in the Prospectuses

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):

                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                           10/31/03                  10/31/04                10/31/2005
                                    PAID/ACCRUED   WAIVED    PAID/ACCRUED     WAIVED    PAID/ACCRUED   WAIVED
Asia Equity Fund                      $    284    $   (267)  $    449       $    (231)    $    466     $ (195)
Emerging Markets Equity Fund               683        (227)       747            (126)       1,319        (39)
Intrepid European Fund                     377        (293)       626            (189)         876       (105)
International Equity Fund                5,019      (1,231)    10,548          (2,131)      19,314       (937)
International Growth Fund*                  34         (34)        43             (43)          41        (33)
International Value Fund                   246        (118)       270            (112)         417        (34)
Japan Fund                                  15         (15)       211             (49)         804          -
International Opportunities Fund         1,207         (43)     1,088             (50)       1,101          -
Intrepid International Fund           $  1,143        (227)  $  1,234            (114)    $  1,182        (90)


*    The Fund changed its fiscal year end from 11/30 to 10/31.

     As compensation for the services rendered and related expenses borne by the Sub-Adviser, under the sub-advisory agreement, JPMIM has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of each Fund with a Sub-Adviser. Until December 15, 2005 JPMIM paid this fee to J.P. Morgan Fleming Asset Management (London) Limited for each of the International Growth Fund, Japan Fund, European Fund and International Equity Fund in return for its serving as sub-advisor to those Funds.

     The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2006 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

     The following tables show information regarding other accounts managed by portfolio managers of the Funds listed in this SAI as of October 31, 2005 (amounts in thousands):

                                            NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                            --------------------------------------------------------------------------
                             REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                   COMPANIES                   VEHICLES           OTHER ACCOUNTS
                            --------------------------------------------------------------------------
                             NUMBER        TOTAL         NUMBER       TOTAL      NUMBER       TOTAL
                               OF         ASSETS           OF        ASSETS        OF        ASSETS
                            ACCOUNTS    ($MILLIONS)     ACCOUNTS   ($MILLIONS)  ACCOUNTS   ($MILLIONS)
                            --------------------------------------------------------------------------
ASIA EQUITY FUND
Michael A.K. Koh                0            0              6         988mm         2         391mm
Andrew Swan                     0            0              1         113mm         4         1.1B
Joshua Tay                      0            0              2         374mm         0           0

EMERGING MARKETS
EQUITY FUND
Austin Forey                    2          339mm            6         3.4B          3         97mm
Gregory A. Mattiko              0            0              0           0           9         593mm
Ashraf El Ansary                0            0              8         3.9B          1         85mm

INTREPID EUROPEAN FUND
Ajay Gambhir                    0            0              9         2.9B          0           0
John Baker                      0            0              8         3.2B          0           0

INTERNATIONAL EQUITY
FUND
James Fisher                    8          8.8B             9         6.1B          39        10.9B
Thomas Murray                   1          213mm            0           0           4         871mm

INTERNATIONAL GROWTH
FUND
Andrew Orchard                  1          37mm             1         51mm          8         1.3B
Shane Duffy                     0            0              0           0           2         83mm

INTERNATIONAL
OPPORTUNITIES FUND
Jeroen Huysinga                 2          192mm            8         2.8B          15        2.8B
Nigel F. Emmett                 6          2.4B             8         2.6B          83        12.4B
Pavlos M. Alexandrakis          4          660mm            8         1.9B          54        7B

INTERNATIONAL SMALL CAP
EQUITY
Howard Williams                 0            0              1         1.5B          2         159mm
Sandeep Bhargava                0            0              2         878mm         5         62mm

INTERNATIONAL VALUE
FUND
Nigel F. Emmett                 6          2.4B             8         2.6B          83        12.4B
Gerd Woort-Menker               2          439mm            0           0           4         683mm
Pavlos M. Alexandrakis          4          699mm            8         1.9B          54        7B

INTREPID INTERNATIONAL
FUND
Sandeep Bhargava                0            0              2         878mm         5         223mm
Howard Williams                 0            0              1         1.5B          2         159mm

JAPAN FUND
Stuart Cox                      0            0              4         344mm         0           0
Stephen Mitchell                0            0              2         1.5B          5         2.4B

                                              PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                            --------------------------------------------------------------------------
                             REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                   COMPANIES                   VEHICLES           OTHER ACCOUNTS
                            --------------------------------------------------------------------------
                             NUMBER        TOTAL         NUMBER       TOTAL      NUMBER       TOTAL
                               OF         ASSETS           OF        ASSETS        OF        ASSETS
                            ACCOUNTS    ($MILLIONS)     ACCOUNTS   ($MILLIONS)  ACCOUNTS   ($MILLIONS)
                            --------------------------------------------------------------------------
ASIA EQUITY FUND
Michael A.K. Koh                0            0              1          9mm          0           0
Andrew Swan                     0            0              0           0           0           0
Joshua Tay                      0            0              0           0           0           0

EMERGING MARKETS
EQUITY FUND
Austin Forey                    0            0              2          536mm        0           0
Gregory A. Mattiko              0            0              0           0           0           0
Ashraf El Ansary                0            0              0           0           1           85mm

INTREPID EUROPEAN FUND
Ajay Gambhir                    0            0              1          32mm         0           0
John Baker                      0            0              1          32mm         0           0

INTERNATIONAL EQUITY
FUND
James Fisher                    0            0              0           0           6           1.5B
Thomas Murray                   0            0              0           0           0           0

INTERNATIONAL GROWTH
FUND
Andrew Orchard                  0            0              0           0           0           0
Shane Duffy                     0            0              0           0           0           0

INTERNATIONAL
OPPORTUNITIES FUND
Jeroen Huysinga                 0            0              0           0           3           1.5B
Nigel F. Emmett                 0            0              0           0           0           0
Pavlos M. Alexandrakis          0            0              0           0           0           0

INTERNATIONAL SMALL CAP
EQUITY
Howard Williams                 0            0              0           0           0           0
Sandeep Bhargava                0            0              0           0           0           0

INTERNATIONAL VALUE FUND
Nigel F. Emmett                 0            0              0           0           0           0
Gerd Woort-Menker               0            0              0           0           0           0
Pavlos M. Alexandrakis          0            0              0           0           0           0

INTREPID INTERNATIONAL
FUND
Sandeep Bhargava                0            0              0           0           0           0
Howard Williams                 0            0              0           0           0           0

JAPAN FUND
Stuart Cox                      0            0              0           0           0           0
Stephen Mitchell                0            0              0           0           0           0



                        POTENTIAL CONFLICTS OF INTEREST

     The chart above shows the number, type and market value as of October 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMIM may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMIM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

     JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES



                                                                          DOLLAR RANGE OF SHARES IN THE FUND
                                                                             $1-     $10,001     $50,001-     OVER
FUND                                         NAME              NONE      $10,000    -$50,000     $100,000    $100,000
----                                                           ----      -------    --------     --------    --------
ASIA EQUITY FUND          Michael A.K. Koh                      X
                          Andrew Swan                           X
                          Joshua Tay                            X

EMERGING MARKETS          Austin Forey                          X
EQUITY FUND
                          Gregory A. Mattiko                    X
                          Ashraf El Ansary                      X

INTREPID EUROPEAN         Ajay Gambhir                          X
FUND
                          John Baker                            X

INTERNATIONAL             James Fisher                          X

                          Thomas Murray                         X

INTERNATIONAL             Andrew Orchard                        X
GROWTH FUND
                          Shane Duffy                           X

                          Jeroen Huysinga

INTERNATIONAL
OPPORTUNITIES
FUND
                          Nigel F. Emmett                                 X
                          Pavlos M. Alexandrakis                X

INTERNATIONAL SMALL       Sandeep Bhargava                      X
CAP EQUITY FUND
                          Howard Williams                       X

INTERNATIONAL VALUE       Nigel F. Emmett                       X
FUND
                          Gerd Woort-Menker                     X
                          Pavlos M. Alexandrakis                X

INTREPID                  Sandeep Bhargava                      X
INTERNATIONAL FUND
                          Howard Willaims                       X

JAPAN FUND                Stuart Cox                            X

                                                                          DOLLAR RANGE OF SHARES IN THE FUND
                                                                             $1-     $10,001     $50,001-     OVER
FUND                                         NAME              NONE      $10,000    -$50,000     $100,000   $100,000
----                                                           ----      -------    --------     --------   --------
                          Stephen Mitchell                      X



                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds and furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.


     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.


In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration between Trusts and the Predecessor Trusts, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Predecessor Administration Agreements"), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                           10/31/03                  10/31/04                  10/31/05
                                    -------------------------------------------------------------------------
                                    PAID/ACCRUED  WAIVED     PAID/ACCRUED     WAIVED    PAID/ACCRUED   WAIVED
                                    ------------  -------    ------------   ---------------------------------
Asia Equity Fund                      $  43       $   (43)   $      67      $   (67)      $     54     $  (24)
Emerging Markets Equity Fund            102          (102)         112         (112)           153        (17)
Intrepid European Fund                   87           (87)         144         (144)           158        (67)
International Equity Fund               753          (261)       1,582         (590)         2,640       (279)
International Growth Fund                 5            (5)           6           (6)             6         (5)
International Value Fund                 61           (61)          68          (68)            81        (31)
Japan Fund                                2            (2)          32          (15)            93        (10)
International Opportunities Fund        302          (159)         272         (109)           222        (30)
Intrepid International Fund           $ 202          (192)   $     218         (218)      $    168        (89)


                                  DISTRIBUTOR

     Effective February 19, 2005, JPMDS serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.

     The following table describes the compensation to the principal underwriter, JPMDS, for the period from February 19, 2005 until October 31, 2005.



                                             COMPENSATION
                             NET             ON
                             UNDERWRITING    REDEMPTIONS
                             DISCOUNTS AND   AND               BROKERAGE      OTHER
FUND                         COMMISSIONS     REPURCHASES(1)    COMMISSIONS    COMPENSATION(1)
---------------------------------------------------------------------------------------------
Asia Equity Fund
Emerging Markets Equity
Fund
Intrepid European Fund
International Growth Fund
International Value Fund
Japan Fund
International Opportunities

Fund
Intrepid International Fund



(1) Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.

     The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended October 31, 2005 was $__________.


                                DISTRIBUTION PLAN

     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets, and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of shares of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trusts with respect to the classes of Shares specified above.


     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                     FISCAL YEAR ENDED        FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                          10/31/03               10/31/04                     10/31/05
                                          --------               --------                     --------
FUND                               PAID/ACCRUED   WAIVED   PAID/ACCRUED     WAIVED      PAID/ACCRUED   WAIVED
----
ASIA EQUITY FUND
    Class A Shares                 $          2   $    -   $          6     $   (2)     $          3   $    -
    Class B Shares                            1        -              4         (1)                -        -
EMERGING MARKETS EQUITY
FUND
    Class A Shares                            -^       -               ^         -                11        -
    Class B Shares                            1        -               ^         -                10        -
INTREPID EUROPEAN FUND
    Class A Shares                           69        -             78          -                90        -
    Class B Shares                           76        -             86          -                98        -
    Class C Shares                           20        -             23          -                26        -
INTERNATIONAL EQUITY FUND
    Class A Shares*                           9        -              -^         -               284        -
    Class B Shares*                           1        -              -^         -                66        -
    Class C Shares**                          2        -              -          -               138        -

                                     FISCAL YEAR ENDED        FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                          10/31/03               10/31/04                     10/31/05
                                          --------               --------                     --------
FUND                               PAID/ACCRUED   WAIVED   PAID/ACCRUED     WAIVED      PAID/ACCRUED   WAIVED
----
INTERNATIONAL GROWTH FUND
    Class A Shares                            7           -           7         (3)               10        -
    Class B Shares                            5           -           6         (1)                7        -
INTERNATIONAL OPPORTUNITIES
FUND
    Class A Shares                           27           -          45          -                25        -
    Class B Shares                            9           -          17          -                 8        -
INTERNATIONAL VALUE FUND
    Class A Shares                            1           -           -^         -                 4        -
    Class B Shares                            1           -           -^         -                 6        -
JAPAN FUND
    Class A Shares                            3          (3)          2         (2)              198        -
    Class B Shares                            1           -           1          -                 9        -
INTREPID INTERNATIONAL FUND
    Class A Shares                           16           -          14          -                 9        -
    Class B Shares                            ^           -           -          -                 -        -
    Class C Shares                            ^           -           -          -                 -        -


^Amount rounds to less than one thousand.

* The class commenced operations on 2/28/02.
** The class commenced operations on 1/31/03.


                                    CUSTODIAN

     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund (other than the International Growth Fund) and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, each Fund, except the Emerging Markets Equity Fund and the International Growth Fund, pays to JPMorgan Chase Bank the higher of the (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

     For fund accounting services, the Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

     In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, served as the custodian and fund accountant for the International Growth Fund. In its roles as custodian and fund accountant, respectively, of the International Growth Fund, IBT is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. On or about March 25, 2005, JPMorgan Chase Bank became the custodian and fund accountant for the International Growth Fund. At that time, the International Growth Fund began paying fees to JPMorgan Chase Bank under the fund accounting fee schedule for international funds (except Emerging Markets Equity Fund) and the custody fee scheduled, both of which are as described above.

                            SECURITIES LENDING AGENT

     JPMorgan Chase Bank serves as the securities lending agent for the International Value, Japan, Emerging Markets Equity, International Opportunities, European and International Equity Funds. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

     The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

     Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.


     JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended October 31, 2005, JPMorgan Chase Bank received fees of $ 469,268 for the Funds in this Statement of Additional Information.


     Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.




                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the

Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;
(h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

            Select Class, Class A, Class B and Class C        0.25%
            Institutional Class                               0.10%

     Prior to July 21, 2003, the Japan Fund did not pay shareholder servicing fees for the Class A Shares. Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.


     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank and JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                           10/31/03                  10/31/04                  10/31/05
                                    ---------------------------------------------------------------------------
                                        PAID/                     PAID/                     PAID/
                                       ACCRUED    WAIVED         ACCRUED     WAIVED        ACCRUED      WAIVED
                                    ---------------------------------------------------------------------------
ASIA EQUITY FUND
Class A Shares                          $    1    $   (1)        $     1    $     (1)      $     3     $    (1)
Class B Shares                               -^        -^              -^          -^            -           -
Institutional Shares**                       8        (6)             18          (4)           14          (2)
Select Shares                               48         -              66          (1)           79          (3)
EMERGING MARKETS
EQUITY FUND
Class A Shares                               -^        -^              2          (2)           10          (2)
Class B Shares                               -^        -^              -^          -^            3           -^
Institutional Shares                        50       (49)             50         (43)           58         (30)
Select Shares                               47       (22)             60         (10)          172          (2)

                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                           10/31/03                  10/31/04                  10/31/05
                                    -------------------------------------------------------------------------
                                        PAID/                     PAID/                     PAID/
                                       ACCRUED    WAIVED         ACCRUED     WAIVED        ACCRUED      WAIVED
                                    -------------------------------------------------------------------------
INTREPID EUROPEAN FUND
Class A Shares                              37        (9)             87          (7)           90           -
Class B Shares                              25         -              31           -            33           -
Class C Shares                               7         -               8           -             9           -
Institutional Shares                         8        (8)             28         (28)           40         (35)
Select Shares                               24        (1)             45           -           105           -
INTERNATIONAL EQUITY
FUND
Class A Shares*                              9        (9)             99         (55)          284        (177)
Class B Shares*                              -^        -               1          (1)           22          (1)
Class C Shares**                             1        (1)             12          (7)           46          (4)
Select Shares                            1,245      (767)          2,525      (1,684)        5,391      (3,465)
INTERNATIONAL GROWTH FUND
Class A Shares                               7        (7)              9          (9)           10          (9)
Class B Shares                               2        (2)              2          (2)            2          (2)
INTERNATIONAL
OPPORTUNITIES FUND
Class A Shares                              27       (24)        $    30    $    (15)           25          (3)
Class B Shares                               3        (3)              3          (2)            3           -^
Institutional Shares                       162      (118)            134        (103)          100         (77)
Select Shares                               68       (16)             86          (4)          180           -
INTERNATIONAL VALUE FUND
Class A Shares                               -^        -               -^          -             4          (1)
Class B Shares                               1        (1)              1          (1)            2           -^
Institutional Shares                        25       (25)             28         (28)           34         (32)
Select Shares                               40        (5)             43           -            83           -
JAPAN FUND
Class A Shares                               2        (2)             51         (50)          198         (77)
Class B Shares                               -^        -               2          (1)            3           -
INTREPID INTERNATIONAL FUND
Class A Shares                                                                                  10           -
Class C Shares                                                                                   -           -
Institutional Shares                                                                           135        (135)
Select Shares



^Amount rounds to less than one thousand.
* The class commenced operations on 2/28/02.
** The class commenced operations on 1/31/03.


     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


     JPMorgan Chase Bank, JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.


                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.


     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge ("CDSC").

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended October 31, 2005, JPMIM and JPMDS paid approximately $_________ for all of the JPMorgan Funds pursuant to their revenue sharing arrangements.


     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.


     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                                  TRUST COUNSEL

     The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.


     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.


     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.


     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.


     REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Funds purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. The day after your purchase order is accepted (i.e. trade date plus 1) is considered the first day for the purposes of calculating the 60 day holding period. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.


     The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

     Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

     For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.


     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.


     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.


     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from the Funds' management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to:
(1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.


     Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                      FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           10/31/03           10/31/04             10/31/05
                                      -----------------   -----------------   -----------------
ASIA EQUITY FUND
Total Brokerage Commissions              $   242,745         $   358,945          $   227
Brokerage Commissions to Affiliated
Broker/Dealer                                 23,687              30,064               18
EMERGING MARKETS EQUITY FUND
Total Brokerage Commissions                  283,288             459,320            1,086
Brokerage Commissions to Affiliated
Broker/Dealer                                    307                 205                -
INTREPID EUROPEAN FUND
Total Brokerage Commissions                1,626,011           1,451,510            1,357
Brokerage Commissions to Affiliated
Broker/Dealer                                 24,213                 334                -
INTERNATIONAL EQUITY FUND
Total Brokerage Commissions                  367,410             586,595              683
Brokerage Commissions to Affiliated
Broker/Dealer                                      -                   -                -
INTERNATIONAL GROWTH FUND
Total Brokerage Commissions                1,156,301               5,585                2
Brokerage Commissions to Affiliated
Broker/Dealer                                      -                   -                -

                                      FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           10/31/03           10/31/04             10/31/05
                                      -----------------   -----------------   -----------------
INTERNATIONAL OPPORTUNITIES FUND
Total Brokerage Commissions                  686,238          $ 570,298               479
Brokerage Commissions to Affiliated
Broker/Dealer                                      -                  -                 -
INTERNATIONAL VALUE FUND
Total Brokerage Commissions                  204,592            160,254               193
Brokerage Commissions to Affiliated
Broker/Dealer                                      -                  -                 2
JAPAN FUND
Total Brokerage Commissions                   37,206            339,939               526
Brokerage Commissions to Affiliated
Broker/Dealer                                      -                866                 2
INTREPID INTERNATIONAL FUND
Total Brokerage Commissions                        -                  -               349
Brokerage Commissions to Affiliated
Broker/Dealer                                      -                  -                 -



SECURITIES OF REGULAR BROKER-DEALERS

     As of October 31, 2005, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (in thousands):



                                                                    VALUE OF SECURITIES OWNED
FUND                               NAME OF BROKER-DEALER                     (000'S)
---------------------------------------------------------------------------------------------
Asia Equity Fund                        HSBC Securities Inc.                  2,482
Emerging Markets Equity Fund                     n/a
International Equity Fund                 Deutsche Bank AG                    23,376
                                        HSBC Securities Inc.                 103,195
                                            ABN AMRO Inc.                    33,341
                                        Barclays Capital Inc.                43,778
                                    Royal Bank of Scotland Group             38,345
                                     UBS Financial Services Inc.             70,245
                                     Bank of America Corporation             95,000
                                      Goldman Sachs and Company              50,000
International Growth Fund               HSBC Securities Inc.                   69
                                        Barclays Capital Inc.                  49
                                     UBS Financial Services Inc.               84
International Opportunities Fund        Barclays Capital Inc.                 1,719
                                   Credit Suisse First Boston LLC             1,520
                                      Goldman Sachs and Company               2,400
                                        HSBC Securities Inc.                  2,299
                                    Royal Bank of Scotland Group              4,068
                                     UBS Financial Services Inc.              4,510
International Value Fund                Barclays Capital Inc.                 2,232
                                   Credit Suisse First Boston LLC             1,300
                                      Goldman Sachs and Company               1,000
                                        HSBC Securities Inc.                  3,921
                                    Royal Bank of Scotland Group              1,981
                                    UBS Financial Services Group              1,500
Intrepid European Fund                      ABN AMRO Inc.                     2,500
                                   Credit Suisse First Boston LLC             3,672
                                     UBS Financial Services Inc.               499
                                          Deutsche Bank AG                    4,631

                                        Barclays Capital Inc.                 3,164
                                        HSBC Securities Inc.                  4,149
                                      Goldman Sachs and Company               2,000
Intrepid International Fund          UBS Financial Services Inc.              1,815
                                        Barclays Capital Inc.                 1,277
                                        HSBC Securities Inc.                  1,733
                                    Royal Bank of Scotland Group              3,078
Japan Fund                         Credit Suisse First Boston LLC             4,395
                                     UBS Financial Services Inc.               899
                                           Bank of America                    4,590
                                      Goldman Sachs and Company               3,900



     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.


                                 DELAWARE TRUST


     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.


     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.


     The Trust is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by the Trust of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.


                              DESCRIPTION OF SHARES


     The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS


     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.


     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.


     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more "qualified publicly traded partnerships" as such term is defined in the Code.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income in the case of individual shareholders, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds had the following capital loss carryforwards as of the fiscal year ended October 31, 2005.


CAPITAL LOSS CARRYOVER


                                                 CAPITAL LOSS
                                                  CARRYOVER      EXPIRES
EMERGING MARKETS EQUITY                               (33,592)   10/31/2006
                                                      (28,177)   10/31/2007
                                                       (2,888)   10/31/2008
                                                      (12,744)   10/31/2009
                                                       (5,297)   10/31/2010
                                                 ------------
                                    Remaining         (82,698)*
                                                 ============
INTERNATIONAL GROWTH FUND                                (575)   10/31/2010
                                                         (257)   10/31/2011
                                                 ------------
                                    Remaining            (832)
                                                 ============
INTERNATIONAL OPPORTUNITIES FUND                       (2,543)   10/31/2008
                                                      (36,137)   10/31/2009
                                                      (49,498)   10/31/2010
                                                      (15,833)   10/31/2011
                                                 ------------
                                    Remaining        (104,011)**
                                                 ============
INTERNATIONAL VALUE FUND                              (20,410)   10/31/2009
                                                 ------------
                                    Remaining         (20,410)
                                                 ============
INTREPID INTERNATIONAL FUND                            (2,946)   10/31/2010
                                                      (17,193)   10/31/2011
                                                 ------------
                                    Remaining         (20,139)
                                                 ============



* The Emerging Markets Equity Fund capital loss carryover includes $3,984 (amount in thousands) of losses acquired from J.P. Morgan Emerging Markets Equity Fund and may be limited under Code Sections 381-384.
** The International Opportunities Fund capital loss carryover includes $2,678 (amount in thousands) of losses acquired from J.P. Morgan Global 50 Fund and may be limited under Code Sections 381-384.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax will be imposed on a regulated investment company if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and any retained amount from a prior year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.


     Some of the funds may enter into derivative transactions in futures contracts, options swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to each Fund, defer losses to each Fund, cause adjustments in the holding periods of each Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of these types of transactions may result in that Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.


     Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

     Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.


     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.


     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.


     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not properly designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and properly designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


     Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of a Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, properly designated interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during taxable years of the Fund beginning prior to January 1, 2008 and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Distributions paid (or deemed paid) to foreign shareholders on or before December 31, 2007 by a Fund that are attributable to gain from "US real property interests" ("USRPIs") which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITS, will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period.


     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign corporations, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes this election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.


     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


     Tax Shelter Disclosure. If a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


     PRINCIPAL HOLDERS. As of January 31, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER                 PERCENTAGE HELD
---------------------------------------------------------------------------------------------------
ASIA EQUITY FUND

CLASS A SHARES                      BROWN BROTHERS HARRIMAN & CO                    6.75
                                    525 WASHINGTON BLVD
                                    JERSEY CITY NJ 07310-1692

                                    NFS LLC FEBO                                    6.17
                                    CARL O BURTON
                                    LINDA R BURTON
                                    KIMBERLY BRILLHART
                                    110 N IH 35 SUITE 315 402
                                    ROUND ROCK TX 78681-5022

INSTITUTIONAL CLASS SHARES          BALSA & CO                                      8.26
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    JPMORGAN CHASE BANK                             7.97
                                    BEATRIX W. VAN ORANJE
                                    ATTN: FUND OPERATIONS 3/OPS3

                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

                                    JPMORGAN-CHASE BANK                             10.12
                                    HOJEL INTERESTS LP - INTERNATIONAL
                                    ATTN: FUND OPERATIONS 3/OPS3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JP MORGAN CHASE BANK AS AGENT FOR               16.95
                                    MARX ENTERPRISES LLC CUST
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

SELECT CLASS SHARES                 BALSA & CO                                      18.66
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    BALSA & CO.                                     14.34
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    STRAFE & CO BOIA-ONE GROUP                      22.54
                                    FOR THE SOLE BENEFIT OF CUSTOMERS
                                    PO BOX 711234
                                    COLUMBUS OH 43271-0001

EMERGING MARKETS EQUITY FUND

CLASS A SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    12.88
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

CLASS B SHARES                      MLPF&S FOR THE SOLE BENEFIT OF                  9.26
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

INSTITUTIONAL CLASS SHARES          JPMIM LONDON AS AGENT FOR                       52.13
                                    EVANGELICAL LUTHERAN CH IN AMERICA
                                    ATTN: JAMES R SNOW
                                    C/O J P MORGAN & CO INC VIA POUCH
                                    60 WALL ST
                                    NEW YORK NY 10005-2836

                                    JP MORGAN CHASE BANK AS AGENT FOR               11.45
                                    CORNELL MEDICAL BENEFITS TRUST
                                    ATTN: SPECIAL PRODUCTS 2 OPS/3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    SETON HALL UNIVERSITY                           10.86
                                    CRAIG BECKER ASST VP OF FINANCE
                                    BAYLEY HALL CONTROLLERS DEPT
                                    400 W SOUTH ORANGE AVE
                                    SOUTH ORANGE NJ 07079

SELECT CLASS SHARES                 CITIGROUP GLOBAL MARKETS INC.                   13.27
                                    BOOK ENTRY ACCOUNT
                                    ATTN: MATT MAESTRI

                                    333 WEST 34TH ST
                                    7TH FL MUTUAL FUNDS DEPT
                                    NEW YORK NY 10001-2402

INTERNATIONAL EQUITY FUND

CLASS A SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    40.71
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

CLASS B SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    16.63
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

CLASS C SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    68.13
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

SELECT CLASS SHARES                 BALSA & CO REBATE ACCOUNT                       14.39
                                    PO BOX 2558
                                    HOUSTON TX 77252-2558

                                    STRAFE & CO                                     28.16
                                    BOIA-ONE GROUP OPERATIONS
                                    1111 POLARIS PARKWAY
                                    PO BOX 711234
                                    COLUMBUS OH 43271-0001

INTERNATIONAL GROWTH FUND

CLASS A SHARES                      JP MORGAN INVESTMENT MGMT                       99.69
                                    ATTN BEVERLY HOYNG
                                    1111 POLARIS PARKWAY STE 2F
                                    COLUMBUS OH 43240-2050

CLASS B SHARES                      JP MORGAN INVESTMENT MGMT                       97.43
                                    ATTN BEVERLY HOYNG
                                    1111 POLARIS PARKWAY STE 2F
                                    COLUMBUS OH 43240-2050

INTERNATIONAL OPPORTUNITIES FUND

CLASS B SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    6.22
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

INSTITUTIONAL CLASS SHARES          CAROLL PETRIE MARITAL TRUST                     11.28
                                    MASTER TRUST ACCOUNT
                                    SKADDEN ARPS SLATE MEAGER & FL
                                    919 THIRD AVENUE
                                    NEW YORK NY 10022-3902

                                    JPMIM AS AGENT FOR CORNELL U PLAN A             5.20
                                    ATTN JAY MINCHILLI
                                    522 5TH AVE
                                    NEW YORK NY 10036-7601

                                    JPMORGAN CHASE BANK                             7.40
                                    BOSE CORPORATION RABBI TRUST
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

                                    JP MORGAN CHASE BANK AS AGENT FOR               14.29
                                    CORNELL MEDICAL BENEFITS TRUST
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JP MORGAN CHASE BANK AS AGENT FOR               6.34
                                    VLASIC INVESTMENT
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    JPMORGAN TRUST CO NA                            14.01
                                    JKC INVESTMENT TRUST
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

INTERNATIONAL VALUE FUND

CLASS A SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    24.54
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

CLASS B SHARES                      MING-LANG ZHAO                                  9.23
                                    217 CHATEAU PL
                                    CHAPEL HILL NC 27516-9420

                                    MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    23.79
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

INSTITUTIONAL CLASS SHARES          CHARLES SCHWAB & CO INC                         6.68
                                    SPECIAL CUSTODY ACCOUNT FOR
                                    BENEFIT OF CUSTOMERS
                                    ATTN: MUTUAL FUNDS
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4122

                                    JPMORGAN TRUST CO OF DE                         19.80
                                    AS AGENT FOR
                                    JOHN F SHEA FAMILY TRUST
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    NFS LLC FBO                                     22.37
                                    FIIOC AGENT FBO
                                    QUALIFIED EMPLOYEE
                                    PLANS 401K FINOPS-IC FUNDS
                                    100 MAGELLAN WAY # KW1C
                                    COVINGTON KY 41015-1987

                                    NFS LLC FBO                                     28.27
                                    NORTHERN TRUST CO
                                    PO BOX 92956
                                    CHICAGO IL 60675-2956

SELECT CLASS SHARES                 CITIGROUP GLOBAL MARKETS INC.                   9.06
                                    333 WEST 34TH STREET - 3RD FLOOR
                                    NEW YORK NY 10001-2402

                                    STRAFE & CO                                     43.82
                                    BOIA-ONE GROUP OPERATIONS
                                    1111 POLARIS PARKWAY
                                    PO BOX 711234
                                    COLUMBUS OH 43271-0001

INTREPID EUROPEAN FUND

CLASS A SHARES                      CHARLES SCHWAB & CO INC                         19.22
                                    REINVEST ACCOUNT
                                    ATTN MUTUAL FUNDS DEPT
                                    ATTN: MUTUAL FUNDS DEPT
                                    101 MONTGOMERY ST FL 11
                                    SAN FRANCISCO CA 94104-4122

                                    MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    8.12
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

CLASS B SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS    14.89
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

                                    SG HAMBROS BANK & TRUST LTD BAHAMAS             5.73
                                    WEST BAY STREET
                                    N7788 P O BOX
                                    NASSAU BAHAMAS

CLASS C SHARES                      MLPF&S                                          29.89
                                    4800 DEER LAKE DR EAST 2ND FL
                                    JACKSONVILLE FL 32246-6484

INSTITUTIONAL CLASS SHARES          BALSA & CO                                      5.67
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    JPMORGAN-CHASE BANK                             6.56
                                    HOJEL INTERESTS LP - INTERNATIONAL
                                    ATTN: FUND OPERATIONS 3/OPS3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JPMORGAN-CHASE BANK                             17.50
                                    M I P - INTERNATIONAL EQUITY
                                    ATTN: FUND OPERATIONS 3/OPS3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JP MORGAN CHASE BANK AS AGENT FOR               6.65
                                    COLESTE CHAN FAMILY TRUST
                                    ATTN: SPECIAL PRODUCTS 2 OPS/3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JPMORGAN TRUST CO NA                            15.79
                                    VAN ANDEL INSTITUTE
                                    ATTN: FUND OPERATIONS 3/OPS3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

SELECT CLASS SHARES                 BALSA & CO                                      13.30
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

Japan Fund

CLASS A SHARES                      BALSA & CO                                      28.29
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    MERRILL LYNCH PIERCE FENNER & SMITH             6.12
                                    MUTUAL FUND OPERATIONS
                                    ATTN BOOK ENTRY
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

                                    STRAFE & CO BOIA-ONE GROUP                      15.62
                                    FOR THE SOLE BENEFIT OF CUSTOMERS
                                    PO BOX 711234
                                    COLUMBUS OH 43271-0001

CLASS B SHARES                      MLPF&S FOR THE SOLE BENEFIT OF                  56.27
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484


* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a "controlling person" of such shares under the 1940 Act.


     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended October 31, 2005 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------
"+" or "-" may be appended to 'F-1' rating to denote relative status within the
           'F1' rating category.

'NR'       indicates that Fitch does not rate the issuer or issue in question.

Moody's Investors Service, Inc. ("Moody's")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited ("Dominion")

R-1        Prime Credit Quality

R-2        Adequate Credit Quality

R-3        Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high) Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1        Short term debt rated "R-1 (middle)" is of superior credit quality
(middle)   and, in most cases, ratings in this category differ from "R-1
           (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)  Short term debt rated "R-1" (low) is of satisfactory credit quality.
           The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);   Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle); within the three subset grades, debt protection ranges from having
R-2 (low)     reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
              Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit".
              Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);   Short term debt rated "R-3" is speculative, and within the three
R-3 (middle); subset grades, the capacity for timely payment ranges from mildly
R-3 (low)     speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   Speculative Grade

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,  financial commitments is solely reliant upon sustained, favorable business
C or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their DD, prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are CC/C in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS


     These ratings represent Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.


     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as CC, very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, Distressed. These ratings are assigned to companies that have either failed DD, to make payments on their obligations in a timely manner, are deemed to be
D insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.


("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                            JPMORGAN SPECIALTY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2006


                           JPMORGAN TRUST I ("TRUST")

           JPMorgan Global Healthcare Fund ("Global Healthcare Fund")
              JPMorgan Market Neutral Fund ("Market Neutral Fund")

                 (each a "Fund," and collectively, the "Funds")


     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 28, 2006, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2005 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


     For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111


                                                                    SAI-SPEC-206

                                TABLE OF CONTENTS


                                                                            PAGE
GENERAL                                                                        3
INVESTMENT STRATEGIES AND POLICIES                                             4
INVESTMENT RESTRICTIONS                                                       23
TRUSTEES                                                                      24
OFFICERS                                                                      31
CODES OF ETHICS                                                               33
PROXY VOTING PROCEDURES AND GUIDELINES                                        34
PORTFOLIO HOLDINGS DISCLOSURE                                                 37
INVESTMENT ADVISER                                                            38
ADMINISTRATOR                                                                 43
DISTRIBUTOR                                                                   44
DISTRIBUTION PLAN                                                             45
CUSTODIAN                                                                     47
SECURITIES LENDING AGENT                                                      48
TRANSFER AGENT                                                                48
SHAREHOLDER SERVICING                                                         49
EXPENSES                                                                      51
FINANCIAL INTERMEDIARIES                                                      51
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 53
TRUST COUNSEL                                                                 53
PURCHASES, REDEMPTIONS AND EXCHANGES                                          53
DIVIDENDS AND DISTRIBUTIONS                                                   56
NET ASSET VALUE                                                               57
PORTFOLIO TRANSACTIONS                                                        58
DELAWARE TRUST                                                                61
DESCRIPTION OF SHARES                                                         62
DISTRIBUTIONS AND TAX MATTERS                                                 63
ADDITIONAL INFORMATION                                                        69
FINANCIAL STATEMENTS                                                          72
APPENDIX A - DESCRIPTION OF RATINGS                                          A-1

                                     GENERAL

THE TRUST AND THE FUNDS


     The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

     The Predecessor Funds were formerly series of J.P. Morgan Series Trust ("JPMST"), a Massachusetts business trust (the "Predecessor Trust").


     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trust, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.


     JPMST. Prior to February 19, 2005, the Funds were series of JPMST, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on August 15, 1996.


     After the close of business on February 18, 2005, the JPMorgan Global Healthcare Fund acquired all of the assets and liabilities of One Group Health Sciences Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMST, on behalf of JPMorgan Global Healthcare Fund, and One Group Mutual Funds, on behalf of One Group Health Sciences Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Board of Trustees of the Predecessor Trust are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

   Global Healthcare Fund     Select Class, Class A, Class B and Class C
   Market Neutral Fund        Institutional Class, Class A and Class B

     Currently, each Fund offers the following classes of shares:

   Global Healthcare Fund     Select Class, Class A, Class B and Class C
   Market Neutral Fund        Institutional Class, Class A and Class B

     The shares of the Funds are collectively referred to in this SAI as the "Shares."

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


     In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund" and, together with the Funds, the "JPMorgan Funds"). The other JPMorgan Funds are covered by separate Statements of Additional Information.


     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectuses.

                               CURRENCY MANAGEMENT

     The Adviser actively manages the currency exposure of the investments made by the Global Healthcare Fund with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              COMMON STOCK WARRANTS

     The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire if not exercised on or prior to the expiration date.


                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. The Global Healthcare Fund will make substantial investments in foreign countries. The Market Neutral Fund may invest up to 20% of its assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations.

     Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments by the Global Healthcare Fund in foreign securities may involve foreign currencies, the value of the Global Healthcare Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Global Healthcare Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Global Healthcare Fund's currency exposure related to foreign investments.


     Although the Global Healthcare Fund intends to invest primarily in companies in developed countries, the Global Healthcare Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Global Healthcare Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Global Healthcare Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.


     A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Fund or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Global Healthcare Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Global Healthcare Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for U.S. dollars. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Global Healthcare Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. The Global Healthcare Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Diversification and Quality Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

     CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Funds will not invest in debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P"). See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     The Funds may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Funds, and the corporate issuer. At times, the Funds may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Funds' ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Adviser and monitored by the Board of Trustees. See "Additional Investments - Illiquid Investments; Privately Placed and Certain Unregistered Securities."

     MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBSs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. SMBSs are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Funds will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Funds will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets.

Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.


     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Funds may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Global Healthcare Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

     BANK OBLIGATIONS. The Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. The Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).


     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds do maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank, N.A.


     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser, to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to

100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                                  SHORT SELLING

     The Market Neutral Fund will engage heavily in short selling. In these transactions, the Market Neutral Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the stock at the time of the short sale.

     The Market Neutral Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Market Neutral Fund may not always be able to borrow a security it wants to sell short. The Market Neutral Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Market Neutral Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Market Neutral Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the Market Neutral Fund's net assets. The Market Neutral Fund also may make short sales "against the box," in which the Market Neutral Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

                             ADDITIONAL INVESTMENTS


     SECURITIES ISSUED IN CONNECTION WITH REORGANIZATIONS AND CORPORATE RESTRUCTURING. The Funds may invest in high yield securities. See "Diversification and Quality Requirements." In addition, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment or principal of interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even though they do not ordinarily invest in such securities.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The Securities and Exchange Commission (the "SEC") has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and
(2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS


     The Global Healthcare Fund is registered as a non-diversified investment company. A Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A Fund's classification as a non-diversified investment company means that the proportion of the Fund's assets that may be invested in the securities of a single or limited number of issuers is not limited.


     The Market Neutral Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.


     The Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Code imposes diversification requirements that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).


     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month London Interbank Offered Rate) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                          TEMPORARY DEFENSIVE POSITIONS

     To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.


                               PORTFOLIO TURNOVER


     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover affects the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                      FISCAL YEAR      FISCAL YEAR
                                    ENDED 10/31/04   ENDED 10/31/05
                                    --------------   --------------
Global Healthcare Fund                    65%             105%
Market Neutral Fund*                     200%             313%


* The portfolio turnover rate was affected by shareholder purchases.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


   FUNDAMENTAL INVESTMENT RESTRICTIONS.


The Market Neutral Fund:

     (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act; and




     (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

The Global Healthcare Fund:

     (1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except for securities of issuers in the healthcare sector and as otherwise permitted by the SEC.

Each Fund:

     (1) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;




     (2) May not borrow money, except to the extent permitted by applicable law;

     (3) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;




     (4) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;




     (5) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and




     (6) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees of the Funds without shareholder approval. These non-fundamental investment restrictions require that the Funds:

     (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;




     (ii) May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;




     (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and




     (iv) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on
             Section 12(d)(1)(F) or 12 (d)(1)(G) of the 1940 Act.

                                    TRUSTEES


     The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                               NUMBER OF PORTFOLIOS
   NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH             PRINCIPAL OCCUPATIONS              OVERSEEN           OTHER DIRECTORSHIPS HELD
         THE FUNDS                 DURING PAST 5 YEARS             BY TRUSTEE(1)          OUTSIDE FUND COMPLEX
--------------------------   -------------------------------   --------------------   ----------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG         Retired; Vice President &                  118           None.
(1941); Trustee of Trust     Treasurer of Ingersoll-Rand
since 2005; Trustee of       Company (manufacturer of
heritage JPMorgan Funds      industrial equipment)
since 1987.                  (1972-2000).

ROLAND R. EPPLEY, JR.        Retired; President & Chief                 118           None.
(1932); Trustee of Trust     Executive Officer, Eastern
since 2005; Trustee of       Sales Bankcard (1971-1988)
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                 President and Chief Executive              117*          Director, Cardinal Health,
(1947); Trustee of Trust     Officer of Gardner, Inc.                                 Inc (CAH) (1994-present);
since 2005; Trustee of       (wholesale distributor to                                Director, The Crane Group
heritage One Group Mutual    outdoor power equipment                                  (2003 - present); Chairman,
Funds since 1998.            industry) (1979-present).                                The Columbus Association of
                                                                                      the Performing Arts (CAPA)
                                                                                      (2003 - present).

DR. MATTHEW GOLDSTEIN        Chancellor of the City                     118           Director of Albert Einstein
(1941); Trustee of Trust     University of New York                                   School of Medicine (1998 -
since 2005; Trustee of       (1999-present); President,                               present); Director of New
heritage JPMorgan Funds      Adelphi University (New York)                            Plan Excel Realty Trust,
since 2003.                  (1998-1999).                                             Inc. (real estate investment
                                                                                      trust) (2000-present);
                                                                                      Director of Lincoln Center
                                                                                      Institute for the Arts in
                                                                                      Education (1999-present).

ROBERT J. HIGGINS            Retired; Director of                       118           None.
(1945); Trustee of Trust     Administration of the State of
since 2005; Trustee of       Rhode Island (2003-2004);
heritage JPMorgan Funds      President - Consumer Banking
since 2002.                  and Investment Services, Fleet
                             Boston Financial (1971-2001).

PETER C. MARSHALL            Self-employed business                     117*          None.
(1942); Trustee of Trust     consultant (2002-present);
since 2005; Trustee of       Senior Vice President, W.D.
heritage One Group Mutual    Hoard, Inc. (corporate parent
Funds since 1994.            of DCI Marketing, Inc.)
                             (2000-2002); President, DCI
                             Marketing, Inc. (1992-2000).

                                                               NUMBER OF PORTFOLIOS
   NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH             PRINCIPAL OCCUPATIONS              OVERSEEN           OTHER DIRECTORSHIPS HELD
         THE FUNDS                 DURING PAST 5 YEARS             BY TRUSTEE(1)          OUTSIDE FUND COMPLEX
--------------------------   -------------------------------   --------------------   ----------------------------
MARILYN MCCOY                Vice President of                          117*          Trustee, Mather LifeWays
(1948); Trustee of Trust     Administration and Planning,                             (1994-present); Trustee,
since 2005; Trustee of       Northwestern University                                  Carleton College
heritage One Group Mutual    (1985-present).                                          (2003-present).
Funds since 1999.

WILLIAM G. MORTON, JR.       Retired; Chairman Emeritus                 118           Director of Radio Shack
(1937); Trustee of Trust     (2001-2002), and Chairman and                            Corporation (electronics)
since 2005; Trustee of       Chief Executive Officer, Boston                          (1987-present); Director of
heritage JPMorgan Funds      Stock Exchange (1985- 2001).                             The National Football
since 2003.                                                                           Foundation and College Hall
                                                                                      of Fame (1994-present);
                                                                                      Trustee of the Stratton
                                                                                      Mountain School
                                                                                      (2001-present).

ROBERT A. ODEN, JR.          President, Carleton College                117*          Director, American
(1946); Trustee of Trust     (2002-present); President,                               University in Cairo.
since 2005; Trustee of       Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.

FERGUS REID, III             Chairman of Lumelite                       118           Trustee of Morgan Stanley
(1932); Trustee of Trust     Corporation (plastics                                    Funds (198 portfolios)
(Chairman) since 2005;       manufacturing) (2003-present);                           (1995-present).
Trustee (Chairman) of        Chairman and Chief Executive
heritage JPMorgan Funds      Officer of Lumelite Corporation
since 1987.                  (1985-2002).

FREDERICK W. RUEBECK         Advisor, Jerome P. Green &                 117*          Director, AMS Group
(1939); Trustee of Trust     Associates, LLC (broker-dealer)                          (2001-present); Trustee,
since 2005; Trustee of       (2002-present); Chief                                    Wabash College
heritage One Group Mutual    Investment Officer, Wabash                               (1988-present); Chairman,
Funds since 1994.            College (2004-present);                                  Indianapolis Symphony
                             self-employed consultant                                 Orchestra Foundation
                             (January 2000 to present);                               (1994-present).
                             Director of Investments, Eli
                             Lilly and Company (1988-1999).

JAMES J. SCHONBACHLER        Retired; Managing Director of              118           None.
(1943); Trustee of Trust     Bankers Trust Company
since 2005; Trustee of       (financial services)
heritage JPMorgan Funds      (1968-1998).
since 2001.

                                                               NUMBER OF PORTFOLIOS
   NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH             PRINCIPAL OCCUPATIONS              OVERSEEN           OTHER DIRECTORSHIPS HELD
         THE FUNDS                 DURING PAST 5 YEARS             BY TRUSTEE(1)          OUTSIDE FUND COMPLEX
--------------------------   -------------------------------   --------------------   ----------------------------
INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.**   Retired; Chief Executive                   118           Director, Glenview Trust
(1935); Trustee of Trust     Officer of Chase Mutual Funds                            Company, LLC (2001-
since 2005; Trustee of       (investment company)                                     present); Trustee, St
heritage JPMorgan Funds      (1989-1998); President & Chief                           Catherine College (1998 -
since 1998.                  Executive Officer of Vista                               present); Trustee,
                             Capital Management (investment                           Bellarmine University (2000
                             management) (1990-1998); Chief                           - present); director,
                             Investment Executive of Chase                            Springfield-Washington
                             Manhattan Private Bank                                   County Economic Development
                             (investment management)                                  Authority (1997 - present);
                             (1990-1998).                                             Trustee, Marion and
                                                                                      Washington County, Kentucky
                                                                                      Airport Board (1998 -
                                                                                      present); Trustee, Catholic
                                                                                      Education Foundation (2005 -
                                                                                      present).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).
* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).
** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.


     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES


     The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) to act as a liaison between the Funds' independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed

February 19, 2005, and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or the predecessor Audit Committee met six times during the fiscal year ended October 31, 2005.

     As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met three times during the fiscal year ended October 31, 2005. The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met once during the fiscal year ended October 31, 2005.

     Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the

Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005.

OWNERSHIP OF SECURITIES

     As of December 31, 2005, each Trustee beneficially owned shares of certain Funds of the Trust in the amounts shown below:



                                                           AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL
                                                             REGISTERED INVESTMENT
                                                           COMPANIES OVERSEEN BY THE
                                 DOLLAR RANGE OF EQUITY     TRUSTEE IN THE FAMILY OF
NAME OF TRUSTEE                  SECURITIES IN THE FUNDS    INVESTMENT COMPANIES(1)
-----------------------------   ------------------------   -------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                      None                   Over $100,000
Roland R. Eppley, Jr.                     None                   Over $100,000
John F. Finn(2)                  Global Healthcare Fund          Over $100,000
                                   $50,001 - $100,000
Dr. Matthew Goldstein                     None                $50,001 - $100,000
Robert J. Higgins                         None                   Over $100,000
Peter C. Marshall(2)                      None                   Over $100,000
Marilyn McCoy(2)                          None                   Over $100,000
William G. Morton, Jr.                    None                   Over $100,000
Robert A. Oden, Jr. (2)                   None                   Over $100,000
Fergus Reid, III                          None                   Over $100,000
Frederick W. Ruebeck(2)                   None                   Over $100,000
James J. Schonbachler                     None                $50,001 - $100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  None                   Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes nine registered investment companies (118 funds).
(2) This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

                              TRUSTEE COMPENSATION

     As of July 1, 2005, the Funds of the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2005, is set forth below:



                                       GLOBAL
                                     HEALTHCARE    MARKET NEUTRAL       TOTAL COMPENSATION
NAME OF TRUSTEE                         FUND            FUND       PAID FROM "FUND COMPLEX"(1)
INDEPENDENT TRUSTEES
William J. Armstrong                  $     23        $     99             $  204,417
Roland R. Eppley, Jr.                       17              76                157,417
John F. Finn                                22              67                      0(2)
Dr. Matthew Goldstein                       20              87                179,833
Robert J. Higgins                           20              87                179,833
Peter C. Marshall                           29              88                229,333
Marilyn McCoy                               26              81                      0(3)
William G. Morton, Jr.                      17              76                157,417
Robert A. Oden, Jr.                         21              65                137,250(4)
Fergus Reid, III                            34             150                309,000
Frederick W. Ruebeck                        24              74                190,500
James J. Schonbachler                       17              76                157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                    23              99                204,417



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes nine registered investment companies (118 funds).
(2) Does not include $176,250 of Deferred Compensation.
(3) Does not include $207,083 of Deferred Compensation.
(4) Does not include $32,500 of Deferred Compensation.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS


     The Trust's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.


     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.


       NAME (YEAR OF BIRTH),
        POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       ---------------------                                         -------------------
George C.W. Gatch (1962),             Managing Director, JPMorgan Investment Management Inc.; Director and President,
President (2005)                      JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since
                                      2005.  Mr. Gatch is CEO and President of the JPMorgan Funds.  Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and
                                      CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as  positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),               Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan
Senior Vice President (2005)*         Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds  since 2005, and
                                      One Group Mutual Funds from  2001 until 2005.  Mr. Young was Vice President and
                                      Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative
                                      Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc.
                                      (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

       NAME (YEAR OF BIRTH),
        POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       ---------------------                                         -------------------
Patricia A. Maleski (1960),           Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan
Vice President and Chief              Funds and Head of Funds Administration and Board Liaison.  Ms. Maleski was the
Administrative Officer (2005)         Vice President of Finance for the Pierpont Group, Inc. from 1996 - 2001, an independent company owned by the Board of Directors/ Trustees of the JPMorgan
                                      Funds prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),           Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)*                     Administration, JPMorgan Funds Management, Inc. (formerly One Group
                                      Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan
                                      Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining
                                      Bank One Corporation, she was a Senior Manager specializing in Financial
                                      Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),           Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and Chief       Administration - Pooled Vehicles from 2000 to 2004.  Mr. Ungerman held a number
Compliance Officer (2005)             of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950)              Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer (2005)         Management Americas, additionally responsible for personnel trading and compliance testing since 2004. Treasury Services Operating Risk Management and
                                      Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959),             Vice President and Assistant General Counsel, JPMorgan Chase & Co.  since 2004;
Secretary (2005)                      Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from
                                      2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                                      2000.

Elizabeth A. Davin (1964),            Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*           Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 -
                                      2005; Assistant General Counsel and Associate General Counsel and Vice President,
                                      Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),           Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*           Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase &
                                      Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),               Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution
Assistant Secretary (2005)*           Services, Inc.;  From 1999 - 2005, Director, Mutual Fund Administration, JPMorgan
                                      Funds Management, Inc. (formerly One Group Administrative Services) and Senior
                                      Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One
                                      Group Dealer Services, Inc.).

       NAME (YEAR OF BIRTH),
        POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
       ---------------------                                         -------------------
Ellen W. O'Brien (1957)               Assistant Vice President, JPMorgan Investor Services Co., responsible for Blue
Assistant Secretary (2005)**          Sky  registration.  Ms.  O'Brien has served in this  capacity  since joining the firm in 1991.

Suzanne E. Cioffi (1967),             Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund
Assistant Treasurer (2005)            financial reporting.  Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),          Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all
Assistant Treasurer (2005)            aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund
                                      Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966)               Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*           President of Financial Services of BISYS Fund Services, Inc. from 2001 until
                                      2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                                      Supervisor at Allstate Insurance Company prior to 2001.



* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
** The contact address for the officer is 73 Tremont Street, Floor 1, Boston,
   MA 02108.

     As of January 31, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS

     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.


     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or with a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


   Vickers Stock Research Corp.               Monthly               30 days after month end

   MorningStar Inc.                           Monthly               30 days after month end

   Lipper, Inc.                               Monthly               30 days after month end

   Thomson Financial                          Monthly               30 days after month end

   Bloomberg LP                               Monthly               30 days after month end

   JPMorgan Private Bank/JPMorgan Private     Monthly               30 days after month end
     Client Services

   Casey Quirk & Associates
      Market Neutral Fund                     Monthly               30 days after month end



     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly ten days after trade date), transfer agents and entities providing contingent deferred sales charge ("CDSC") financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Funds' Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs are be available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

     The Funds' top ten holdings also are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the Funds' website at www.jpmorganfunds.com.


                               INVESTMENT ADVISER


     Pursuant to the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of

JPMorgan Asset Management Holdings, Inc., (formerly, J.P. Morgan Fleming Asset Management Holdings, Inc.) which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.


     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

     Prior to September 1, 2003, JPMorgan Asset Management (USA) Inc. ("JPMAM
(USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Predecessor Funds. On September 1, 2003, JPMAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser or a predecessor, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by JPMAM (USA), Chase, or JPMIM (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):



                                  FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                 ENDED 10/31/03    ENDED 10/31/04    ENDED 10/31/05
                                ---------------   ---------------   ---------------
                                 PAID/             PAID/             PAID/
                                ACCRUED  WAIVED   ACCRUED  WAIVED   ACCRUED  WAIVED
                                -------  ------   -------  ------   -------  ------
Global Healthcare Fund          $   167  $ (164)  $   105  $ (105)  $   161  $ (129)
Market Neutral Fund                 292    (264)      746    (522)  $ 1,237  $ (569)



     The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2006 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

     The following tables show information regarding other accounts managed by each portfolio managers of the Funds listed in this SAI as of October 31, 2005:



                                                 NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                  REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                        COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  NUMBER                    NUMBER                    NUMBER
                                    OF      TOTAL ASSETS      OF      TOTAL ASSETS      OF      TOTAL ASSETS
                                 ACCOUNTS    (MILLIONS)    ACCOUNTS    (MILLIONS)    ACCOUNTS      (MILLIONS)
GLOBAL HEALTHCARE FUND
Georgina P. Maxwell                 0            0            3           $112.0         5           $2,064.0

MARKET NEUTRAL FUND
Terance Chen                        6        $1,127.0         9         $1,960.0        15           $5,224.0

                                                   PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                  REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                        COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  NUMBER                    NUMBER                    NUMBER
                                    OF      TOTAL ASSETS      OF      TOTAL ASSETS      OF      TOTAL ASSETS
                                 ACCOUNTS    (MILLIONS)    ACCOUNTS    (MILLIONS)    ACCOUNTS      (MILLIONS)
GLOBAL HEALTHCARE FUND
Georgina P. Maxwell                   0              0          0              0          5           $459.0

MARKET NEUTRAL FUND
Terance Chen                          0              0          0              0          0              0



                         POTENTIAL CONFLICTS OF INTEREST

     The chart above shows the number, type and market value as of October 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

     The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES


                                                                   DOLLAR RANGE OF SHARES IN THE FUND
                                                                   ----------------------------------
                                                        $1 -      $10,001-   $50,001-   $100,001-   $500,000-      OVER
FUND                     NAME                 NONE    $10,000     $50,000    $100,000   $500,000    $1,000,000  $1,000,000
                                              ----    -------     --------   --------   --------    ----------  ----------
GLOBAL HEALTHCARE FUND   Georgina P. Maxwell   X

MARKET NEUTRAL FUND      Terance Chen          X


                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.


     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Co. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees by JPMFM for the services that its provides to the Funds. Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. If not terminated, the Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.


     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between the Trust and the Predecessor Trusts, on behalf of the Funds and the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Predecessor Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.


     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).


                                  FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                 ENDED 10/31/03    ENDED 10/31/04    ENDED 10/31/05
                                ---------------   ---------------   ---------------
                                 PAID/             PAID/             PAID/
                                ACCRUED  WAIVED   ACCRUED  WAIVED   ACCRUED  WAIVED
                                -------  ------   -------  ------   -------  ------
Global Healthcare Fund          $    20  $  (20)  $    13  $  (13)  $    20  $  (13)
Market Neutral Fund                  29     (29)       75     (74)  $   111  $  (46)


                                   DISTRIBUTOR


     Effective February 19, 2005, JPMDS serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.


                          NET UNDERWRITING   COMPENSATION ON
                            DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
FUND                         COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
Global Healthcare Fund    $                  $                 $             $

Market Neutral Fund



     The aggregate amount of underwriting commissions retained by JPMDS for the
fiscal year ended October 31, 2005 was $         .


                                DISTRIBUTION PLAN

     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan;
(ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The

Distribution Plan may be terminated, with respect to any class of shares of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 2005, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                  FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                 ENDED 10/31/03     ENDED 10/31/04    ENDED 10/31/05
                                ----------------   ---------------   ---------------
                                 PAID/              PAID/             PAID/
                                ACCRUED   WAIVED   ACCRUED  WAIVED   ACCRUED  WAIVED
                                -------   ------   -------  ------   -------  ------
GLOBAL HEALTHCARE FUND
  Class A Shares                      -^       -         -^      -   $    15       -
  Class B Shares**              $     1                          -   $    42       -
  Class C Shares**                    -^                         -   $     4       -

MARKET NEUTRAL FUND
  Class A Shares*               $     1        -   $     1       -   $     4       -
  Class B Shares*               $     1        -   $     2       -   $     2       -



*  Commencement of offering 2/28/02.

^  Amount rounds to less than one thousand.

** Classes were previously merged out of existence as of 9/12/03, but were relaunched on 2/19/05.


                                    CUSTODIAN


     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan funds. JPMorgan Chase Bank is an affiliate of JPMIM.


     For fund accounting services, the Global Healthcare Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

     For fund accounting services, the Market Neutral Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all

U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.


     In addition there is a $2,000 annual charge for fund accounting per share class.


     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                            SECURITIES LENDING AGENT

     JPMorgan Chase Bank serves as the securities lending agent for the Global Healthcare Fund. The Board of Trustees has approved the lending of portfolio securities of the Fund through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

     The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

     The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase invests the cash collateral on behalf of the Fund in accordance with the investment guidelines contained in the securities lending agreement.


     JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended October 31, 2005, JPMorgan Chase Bank received fees of $9,234.


     Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING


     The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement dated February 19, 2005 with JPMDS (the "Shareholder Servicing Agreement"). Under the agreement, JPMDS is responsible for performing shareholder account, administrative and servicing functions, which include, but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing JPMDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities laws.


     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the shareholder servicing agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Under the shareholder servicing agreement, each Fund has agreed to pay JPMDS for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreements with respect to each Fund on a month-to-month basis.

   Select Class, Class A, Class B and Class C               0.25%
   Institutional Class                                      0.10%

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                           FISCAL YEAR              FISCAL YEAR              FISCAL YEAR
                                          ENDED 10/31/03           ENDED 10/31/04           ENDED 10/31/05
                                      ---------------------    ---------------------    ---------------------
                                      PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
                                      ------------   ------    ------------   ------    ------------   ------
GLOBAL HEALTHCARE FUND
  Class A Shares                                 -^       -^              -^       -^   $         15   $  (15)
  Class B Shares**                               -^       -^              -^       -^   $         14   $  (14)
  Class C Shares**                               -^       -^              -^       -^   $          1   $   (1)
  Select Class Shares                 $         21   $  (21)   $         21   $  (21)   $         15   $  (15)
MARKET NEUTRAL FUND
  Class A Shares*                     $          1   $   (1)   $          1   $   (1)   $          4   $   (1)
  Class B Shares*                     $          1   $   (1)   $          1   $   (1)   $          1       -^
  Institutional Class Shares          $         49   $  (41)   $         49   $  (41)   $         92   $  (85)


^   Amount rounds to less than one thousand.

*   Commencement of offering 2/28/02.
** Classes were previously merged out of existence as of 9/12/03, but were relaunched on 2/19/05.


     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.


     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended October
31, 2005, JPMIM and JPMDS paid approximately $     for all of the JPMorgan Funds
pursuant to their revenue sharing arrangements.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A Shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.


     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the plan.


     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                                  TRUST COUNSEL

     The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     If an investor redeems Class C Shares, then uses the money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period defined below.

     Class B Shares of the Funds automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the Prospectuses has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.


     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:


     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.


     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.


     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Healthcare Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. This 2% discount, referred to in the Fund's prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS


     Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Matters" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.


     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.


     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.


     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from The Funds' management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.


                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.




The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                  FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                                                ENDED 10/31/03   ENDED 10/31/04   ENDED 10/31/05
                                                --------------   --------------   --------------
GLOBAL HEALTHCARE FUND
  Total Brokerage Commissions                               20               14               35
  Brokerage Commissions to Affiliated
  Broker/Dealers                                             -^               -                -
MARKET NEUTRAL FUND
  Total Brokerage Commissions                               63              200              471
  Brokerage Commissions to Affiliated
  Broker/Dealers                                             -^               -                -


^ Amount rounds to less than one thousand.


SECURITIES OF REGULAR BROKER-DEALERS



                                                                            VALUE OF SECURITIES OWNED
FUND                                            NAME OF BROKER-DEALER                (000'S)
----------------------------------------   ------------------------------   -------------------------
Global Healthcare Fund                     Barclays Capital Inc.                   $        83
                                           Credit Suisse First Boston LLC          $        75
                                           Goldman Sachs and Company               $        80
                                           HSBC Securities Inc.                    $        83
                                           UBS Financial Services Inc.             $        83
Market Neutral Fund                        Lehman Brothers Inc.                    $     2,429
                                           Citigroup Global markets Inc.           $     1,002
                                           Merrill Lynch & Co. Inc.                $       537
                                           Bank of America Corporation             $     1,286
                                           Goldman Sach and Company                $     1,858


     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.


     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Fund will not participate in JPMIM's soft dollar arrangements described above.

     Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


                                 DELAWARE TRUST


     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.


     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES


     The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS


     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section does not address the tax consequences affecting any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each of the Funds generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to meet all the requirements that are necessary for it to qualify as a regulated investment company under Subchapter M of the Code and to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Funds must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships" as the term is defined in the Code.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Some portion of such distributions would generally be taxable to shareholders as qualified dividend income in the case of shareholders who are individuals, as discussed below, and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a Fund if the Fund fails to distribute in each calendar year at least an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Funds intend to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Certain debt securities purchased by the Funds are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds may invest in real estate investment trusts ("REITs"). Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will generally not constitute qualified dividend income.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

     EXEMPT-INTEREST DIVIDENDS. The Funds do not expect to qualify to pay exempt-interest dividends to their respective shareholders, which requires, among other things, that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders would not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund but may be liable for federal and state alternative minimum tax and may be subject to state and local taxes.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. The Funds anticipate distributing substantially all of their net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the dividend-paying shares in its portfolio and the shareholder must meet holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate. It is not expected that a significant portion of distributions by the Funds will constitute qualified dividend income.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. The Funds will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S.

government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Market Neutral Fund had no capital loss carryforwards as of the fiscal year ended. As of October 31, 2005, Global Healthcare Fund had capital loss carryforwards (amounts in thousands):



                                            CAPITAL LOSS     EXPIRATION
         FUND                               CARRYFORWARD        DATE
         Global Healthcare Fund

                                                  (2,968)     10/31/10
                                                  (1,661)     10/31/11
                                                    (253)     10/31/12
                                 REMAINING        (4,882)*

         MARKET NEUTRAL FUND                      (4,418)     10/31/13
                                 REMAINING        (4,418)



         * The Global Healthcare Fund capital loss carryover includes $2,420 (amount in thousands) of losses acquired from One Group Health Sciences Fund and may be limited under Code Sections 381-384.


                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January 31, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:



     FUNDS AND NAME OF SHARES       NAME AND ADDRESS OF SHAREHOLDER             PERCENTAGE HELD
---------------------------------   -----------------------------------------   ---------------
GLOBAL HEALTHCARE FUND
CLASS C SHARES                      MORGAN KEEGAN & CO INC                            5.21
                                    50 N FRONT ST
                                    MEMPHIS TN 38103-2126

                                    NFS LLC FEBO                                      6.43
                                    RICHARD E BASTIEN
                                    4554 GLENMEADE LN
                                    AUBURN HILLS MI 48326-1766

                                    PERSHING LLC                                      7.13
                                    P.O. BOX 2052
                                    JERSEY CITY NJ 07303-2052

GLOBAL HEALTHCARE FUND
SELECT CLASS SHARES                 JPMORGAN CHASE BANK AS AGENT FOR                 11.59
                                    DENLY PROPERTIES
                                    ATTN: SPECIAL PRODUCTS 2/OPS3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    JPMORGAN CHASE BANK AS AGENT FOR *                5.80
                                    GARY S DAVIS
                                    ATTN SPECIAL PRODUCTS 2/OPS3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    JPMORGAN CHASE BANK AS AGENT FOR *                5.80
                                    MBA CORP
                                    ATTN SPECIAL PRODUCTS 2/OPS3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    JPMORGAN CHASE BANK AS AGENT FOR *                5.80
                                    STEPHEN K WORKMAN
                                    ATTN SPECIAL PRODUCTS 2/OPS3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

MARKET NEUTRAL FUND
CLASS A SHARES                      MLPF&S FOR THE SOLE BENEFIT OF                   23.12
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

                                    NFS LLC FEBO                                     13.00
                                    DANIEL & TONI CUNNINGHAM FAMILY
                                    DANIEL S CUNNINGHAM
                                    U/A 06/08/95
                                    150 ROSWELL AVE
                                    LONG BEACH CA 90803-2941

                                    NFS LLC FEBO                                     20.63
                                    NFS/FMTC ROLLOVER IRA
                                    FBO DANIEL S CUNNINGHAM
                                    150 ROSWELL AVE
                                    LONG BEACH CA 90803-2941
MARKET NEUTRAL FUND
CLASS B SHARES                      FIRST CLEARING LLC                                6.87
                                    SUSAN F WIND 403B
                                    FCC AS CUSTODIAN
                                    72 HIGH VIEW DR
                                    WADING RIVER NY 11792-1025

                                    INVESTORS TRUST COMPANY                           7.64
                                    CUST FOR THE TRAD IRA OF
                                    DAVID L STOUT SR
                                    1026 E MONTE CRISTO AVE
                                    PHOENIX AZ 85022-3152

                                    JANNEY MONTGOMERY SCOTT LLC                       5.26
                                    AMY JEAN HERR
                                    1801 MARKET STREET
                                    PHILADELPHIA PA 19103-1628

                                    MLPF&S FOR THE SOLE BENEFIT OF                   11.23
                                    ITS CUSTOMERS
                                    ATTN  FUND ADMINISTRATION
                                    SEC# 97B00
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

                                    NFS LLC FEBO                                      8.50
                                    BATTERY PARK CITY DAY NURSERY
                                    215 S END AVE
                                    NEW YORK NY 10280-1068

                                    NFS LLC FEBO                                     10.50
                                    ELLLEN G BRUNER
                                    TOD DTD 11/08/2005
                                    5030 MOSSKEY CT
                                    FORT WAYNE IN 46835-3518

                                    NFS LLC FEBO                                      5.09
                                    WILLIAM R SCHWARTZ
                                    TOD NAME ON FILE
                                    DTD 06/09/2003
                                    4817 N 78TH PL
                                    SCOTTSDALE AZ 85251-1615

MARKET NEUTRAL FUND
INSTITUTIONAL CLASS SHARES          BLUE CROSS AND BLUE SHIELD OF                    20.25
                                    MASSACHUSETTS HMO BLUE INC
                                    ATTN KEITH F RENALDI
                                    401 PARK DR STE 7
                                    BOSTON MA 02215-3325

                                    BLUE CROSS AND BLUE SHIELD OF                    17.98
                                    MASSACHUSETTS INC INDEMNITY
                                    ATTN KEITH F RENALDI
                                    401 PARK DR STE 7
                                    BOSTON MA 02215-3325

                                    BLUE CROSS AND BLUE SHIELD OF                    21.18
                                    MASSACHUSTTS INC RETIREMENT INCOME
                                    ATTN JOHN P MOHR DIRECTOR OF
                                    INVESTMENTS TREASURY
                                    401 PARK DRIVE
                                    BOSTON MA 02215-3325

                                    JPMIM AS AGENT FOR *                             20.22
                                    J PAUL GETTY TRUST
                                    US EQUITY RESEARCH MKT NEUTRAL SSB
                                    ATTN CLIENT SERVICE MANAGER
                                    522 FIFTH AVENUE FLOOR 11
                                    NEW YORK NY 10036-7601

                                    JPMIM AS AGENT FOR AS AGENT FOR *                17.96
                                    ALSTOM POWER INC MKT NEUTRAL FUND
                                    ATTN CLIENT SERVICE MANAGER
                                    522 5TH AVE FL 11
                                    NEW YORK NY 10036-7601



* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.


     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS


     The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended October 31, 2005 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                       APPENDIX A--DESCRIPTION OF RATINGS


     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      DEFAULT. Denotes actual or imminent payment default.

"+"  or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.
'NR'            indicates that Fitch does not rate the issuer or issue in
                question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1             Prime Credit Quality

R-2             Adequate Credit Quality

R-3             Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)      Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
                (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)    Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)       Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);     Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);   within the three subset grades, debt protection ranges from
R-2 (low)       having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);     Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

                           DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

                           DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH
Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,    HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,    DEFAULT. The ratings of obligations in this category are based on their
DD,     prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/    Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                        DESCRIPTION OF INSURANCE RATINGS

MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS


     These ratings represent Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.


     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,    Very Weak. Companies rated in any of these three categories are viewed
CC,     as very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,    Distressed. These ratings are assigned to companies that have either
DD,     failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

                DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1   Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2   Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3   Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.


("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                           JPMORGAN U.S. EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 2006

                           JPMORGAN TRUST I ("JPMTI")

                     JPMorgan Strategic Small Cap Value Fund
                ("Strategic Small Cap Value Fund" or the "Fund")

This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Fund dated February 28, 2006, as supplemented from time to time ("Prospectuses"). The Prospectuses are available without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Fund's distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

For more information about the Fund, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111
                                                                    SAI-SSCV-206

                                TABLE OF CONTENTS

GENERAL                                                                        1
INVESTMENT STRATEGIES AND POLICIES                                             2
INVESTMENT RESTRICTIONS                                                       22
MANAGEMENT OF THE TRUST                                                       24
OFFICERS                                                                      31
CODES OF ETHICS                                                               33
PROXY VOTING PROCEDURES AND GUIDELINES                                        34
PORTFOLIO HOLDINGS DISCLOSURE                                                 36
INVESTMENT ADVISER                                                            37
PORTFOLIO MANAGERS                                                            39
ADMINISTRATOR                                                                 41
DISTRIBUTOR                                                                   42
DISTRIBUTION PLAN                                                             42
CUSTODIAN                                                                     44
SECURITIES LENDING                                                            44
TRANSFER AGENT                                                                45
SHAREHOLDER SERVICING                                                         45
EXPENSES                                                                      47
FINANCIAL INTERMEDIARIES                                                      47
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 48
TRUST COUNSEL                                                                 48
PURCHASES, REDEMPTIONS AND EXCHANGES                                          49
DIVIDENDS AND DISTRIBUTIONS                                                   51
NET ASSET VALUE                                                               51
PORTFOLIO TRANSACTIONS                                                        52
DELAWARE TRUST                                                                55
DESCRIPTION OF SHARES                                                         55
DISTRIBUTIONS AND TAX MATTERS                                                 57
ADDITIONAL INFORMATION                                                        62
FINANCIAL STATEMENTS                                                          62
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                     1

                                     GENERAL

THE TRUST AND THE FUND

       The Fund began operations as of the date of this SAI. The Fund is a series of JPMorgan Trust I ("JPMTI" or the "Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. The Fund is non-diversified as such term is defined in the Investment Company Act of 1940, as amended (the "Act").

       For ease of reference, throughout this SAI, the Board of Trustees of JPMTI is referred to herein as the "Board of Trustees." JPMTI is also referred to in this SAI as the "Trust."

SHARE CLASSES

       The Trustees of the Fund have authorized the issuance and sale of the following classes of shares of the Fund:

Strategic Small Cap Value Fund Select Class, Class A and Class C

       The shares of the Fund are collectively referred to in this SAI as the "Shares."

MISCELLANEOUS

       This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

       This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

       In addition to the Fund, JPMTI consists of other series representing separate investment funds (each a "JPMorgan Fund" and, together with the Fund, the "JPMorgan Funds"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

       The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

       The Fund will give shareholders 60 days' written notice of any change to its investment policy of investing at least 80% of its Assets in small cap companies.

       Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

       The equity securities in which the Fund may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

       EQUITY SECURITIES. The equity securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

       Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

       The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

       The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

       COMMON STOCK WARRANTS AND RIGHTS. The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

       The Fund may invest in rights. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.


       Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.


     IMPACT OF INITIAL PUBLIC OFFERINGS ON SMALLER FUNDS. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact if the Fund has a small asset base. A smaller fund may not experience similar performance as its assets grow.

                               FOREIGN INVESTMENTS

       FOREIGN SECURITIES. The Fund may invest in certain foreign securities. For purposes of the Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

       Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

       Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

       In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

       Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

       Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

       Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

       FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

       A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Fund or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

       Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

       SOVEREIGN OBLIGATIONS. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

       A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

       OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

       CORPORATE BONDS. The Fund may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

       MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

       Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

       There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

       Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

       Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

       Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

       Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

       STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

       MORTGAGE DOLLAR ROLL TRANSACTIONS. The Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% the Fund's total assets.

       STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

       The Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's fundamental investment limitation related to borrowing and leverage.

       Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, the Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

       FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Fund's yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yields may increase, and they may have reduced risk of capital depreciation.

Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

       The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Fund, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, it is intended that they be held until maturity.

       Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. The Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

       The Fund may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives the Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for the Fund.

       The Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by the Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. The Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

       The Fund may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Fund's yields may decline; however, during periods when interest rates increase, the

Fund's yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party.

       ZERO COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

       ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

       Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

       Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may invest in money market instruments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Diversification and Quality Requirements."

       U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

       The Fund may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home

Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

       FOREIGN GOVERNMENT OBLIGATIONS. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

       SUPRANATIONAL OBLIGATIONS. The Fund may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

       BANK OBLIGATIONS. The Fund may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

       The Fund will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Fund does maintain demand deposits at its affiliated custodian, JPMorgan Chase Bank.

       COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

       REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy by the Adviser, and only if the agreement is collateralized by securities in which the Fund is permitted to invest. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. The Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             TAX EXEMPT OBLIGATIONS

       The Fund may invest in tax exempt obligations.

       MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

       Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

       MUNICIPAL NOTES. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

       Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

       Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

       Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

       Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

       Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

                                  SHORT SELLING

       The Fund will engage in short selling up to the point where the value of short positions will not exceed 10% of the Fund's net assets. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

       The Fund will have substantial short positions and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. There can be no assurance that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position. Purchasing securities to cover the short position can itself cause the price of the stock to rise further, thereby exacerbating the loss. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. In addition, when the Fund effects a short sale, it may be obligated to leave the proceeds thereof with the prime broker and also deposit with the prime broker an amount of cash or securities (subject to requirements of applicable law) that is sufficient under any applicable margin or similar regulations to collateralize its obligation to replace the borrowed securities that have been sold.

       The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for other any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds will require the Fund to post as collateral other securities that it owns. If the Fund reinvest the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. As a result, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Fund.

       The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the Fund's net assets. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

                             ADDITIONAL INVESTMENTS

       WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with JPMorgan Chase Bank, the Fund's custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

       FORWARD COMMITMENTS. The Fund may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

       Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such the Fund from recovering the collateral or completing the transaction.

       To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

       INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

       INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may enter into lending agreements ("Interfund Lending Agreements") under which the Fund would lend money and borrow money for temporary purposes directly to and from other affiliated Funds through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. The Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

       If the Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

       The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. The Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

       The Fund may not lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. The Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

       The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

       REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

       ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

       The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

       As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

       REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

       The Fund is registered as a non-diversified investment company. A Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A Fund's classification as a non-diversified investment company means that the proportion of the Fund's assets that may be invested in the securities of a single or limited number of issuers is not limited.

       The Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. To meet these requirements, the Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

       The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

       In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

       EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

       Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

       FUTURES CONTRACTS. The Funds may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

       When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.


       The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

       OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

       The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

       COMBINED POSITIONS. The Fund may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

       CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

       Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

       LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

       POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

       ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

       The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

       The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

       Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

       The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

       The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

       The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

       The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

       The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

       The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

       During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

       The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                 RISK MANAGEMENT

       The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

       RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

       MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

       LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

       CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

       CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

       LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                          TEMPORARY DEFENSIVE POSITIONS

       To respond to unusual circumstances the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

                               PORTFOLIO TURNOVER

       A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund's assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover affects the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. To the extent that net short term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below. The Fund expects to generate a portfolio turnover of 50% in its first fiscal year.

                             INVESTMENT RESTRICTIONS

       The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Fund may be changed by the Trustees of the Fund without shareholder approval.

       For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

       In addition, the Fund has an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

       The investment policies of the Fund (including its investment objectives) are not fundamental, except as designated in the Prospectuses or herein.

INVESTMENT RESTRICTIONS OF THE FUND

       FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund:

       1. Borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

       2. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law;

       3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

       4. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction from time to time;

       5. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests there);

       6. May not issue any senior security (as defined in the 1940 Act), except with respect to any permissible borrowings; or

       7. May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

       For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

       NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

       1. The Fund may not purchase or sell interests in oil, gas or mineral leases.

       2. The Fund may not invest more than 15% of its net assets in illiquid securities.

       3. The Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

       4. The Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

       For purposes of the investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

       The investment policies of the Fund are not fundamental. In the event, however, of a change in the Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

       If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             MANAGEMENT OF THE TRUST

       The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

       TRUSTEES.

                                                          NUMBER OF
NAME (YEAR OF BIRTH);                                     PORTFOLIOS IN FUND
POSITIONS WITH               PRINCIPAL OCCUPATIONS        COMPLEX OVERSEEN             OTHER DIRECTORSHIPS HELD
THE FUND                     DURING PAST 5 YEARS          BY TRUSTEE(1)                OUTSIDE FUND COMPLEX
--------                     -------------------          -------------                --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG         Retired; Vice President &    118                          None.
(1941); Trustee of Trust     Treasurer of
since 2005; Trustee of       Ingersoll-Rand Company
heritage JPMorgan Funds      (manufacturer of
since 1987.                  industrial equipment)
                             (1972-2000).

ROLAND R. EPPLEY, JR.        Retired; President &         118                          Director, Janel Hydro,
(1932); Trustee of Trust     Chief Executive Officer,                                  Inc. (automotive)
since 2005; Trustee of       Eastern States Bankcard                                   (1993-2005);
heritage JPMorgan Funds      (1971-1988).
since 1989.

JOHN F. FINN                 President and Chief          117*                         Director, Cardinal
(1947); Trustee of Trust     Executive Officer of                                      Health, Inc (CAH)
since 2005; Trustee of       Gardner, Inc. (wholesale                                  (1994-present). Director,
heritage One Group Mutual    distributor to outdoor                                    The Crane Group
Funds since 1998.            power equipment industry)                                 (2003-present); Chairman,
                             (1979-present).                                           The Columbus Association
                                                                                       for the Performing Arts
                                                                                       (CAPA) (2003-present).

DR. MATTHEW GOLDSTEIN        Chancellor of the City       118                          Director of Albert
(1941); Trustee of Trust     University of New York                                    Einstein School of
since 2005; Trustee of       (1999-present);                                           Medicine (1998-present);
heritage JPMorgan Funds      President, Adelphi                                        Director of New Plan
since 2003.                  University (New York)                                     Excel Realty Trust, Inc.
                             (1998-1999).                                              (real estate investment
                                                                                       trust) (2000-present);
                                                                                       Director of Lincoln
                                                                                       Center Institute for the
                                                                                       Arts in Education
                                                                                       (1999-present).

ROBERT J. HIGGINS            Retired; Director of          118                         None.
(1945); Trustee of Trust     Administration of the
since 2005; Trustee of       State of Rhode Island
heritage JPMorgan Funds      (2003-2004); President -
since 2002.                  Consumer Banking and
                             Investment Services,
                             Fleet Boston Financial
                             (1971-2001).

PETER C. MARSHALL            Self-employed business       117*                         None.
(1942); Trustee of Trust     consultant
since 2005; Trustee of       (2002-present); Senior
heritage One Group Mutual    Vice President, W.D.
Funds since 1994.            Hoard, Inc. (corporate
                             parent of DCI Marketing,
                             Inc.) (2000-2002);
                             President, DCI Marketing,
                             Inc. (1992-2000).

                                                          NUMBER OF
NAME (YEAR OF BIRTH);                                     PORTFOLIOS IN FUND
POSITIONS WITH               PRINCIPAL OCCUPATIONS        COMPLEX OVERSEEN             OTHER DIRECTORSHIPS HELD
THE FUND                     DURING PAST 5 YEARS          BY TRUSTEE(1)                OUTSIDE FUND COMPLEX
--------                     -------------------          -------------                --------------------
MARILYN MCCOY                Vice President of            117*                          Trustee, Mather LifeWays
(1948); Trustee of Trust     Administration and                                        (1994-present); Trustee,
since 2005; Trustee of       Planning, Northwestern                                    Carleton College
heritage One Group Mutual    University                                                (2003-present).
Funds since 1999.            (1985-present).

WILLIAM G. MORTON, JR.       Retired; Chairman            118                          Director of Radio Shack
(1937); Trustee of Trust     Emeritus (2001-2002), and                                 Corporation (electronics)
since 2005; Trustee of       Chairman and Chief                                        (1987-present); Director
heritage JPMorgan Funds      Executive Officer, Boston                                 of The National Football
since 2003.                  Stock Exchange (1985-                                     Foundation and College
                             2001).                                                    Hall of Fame
                                                                                       (1994-present); Trustee
                                                                                       of the Stratton Mountain
                                                                                       School (2001-present).

ROBERT A. ODEN, JR.          President, Carleton          117*                         Director, American
(1946); Trustee of Trust     College (2002-present);                                   University in Cairo.
since 2005; Trustee of       President, Kenyon College
heritage One Group Mutual    (1995-2002).
Funds since 1997.

FERGUS REID, III             Chairman of Lumelite         118                          Trustee of Morgan Stanley
(1932); Trustee of Trust     Corporation (plastics                                     Funds (198 portfolios)
(Chairman) since 2005;       manufacturing)                                            (1995-present).
Trustee (Chairman) of        (2003-present); Chairman
heritage JPMorgan Funds      and Chief Executive
since 1987.                  Officer of Lumelite
                             Corporation (1985-2002).

FREDERICK W. RUEBECK         Advisor, Jerome P. Green     117*                         Director, AMS Group
(1939); Trustee of Trust     & Associates, LLC                                         (2001-present); Director,
since 2005; Trustee of       (broker-dealer)                                           Wabash College
heritage One Group Mutual    (2002-present);                                           (1988-present); Trustee,
Funds since 1994.            Investment Officer,                                       Seabury-Western
                             Wabash College                                            Theological Seminary
                             (2004-present);                                           (1993-present); Chairman,
                             self-employed consultant                                  Indianapolis Symphony
                             (January 2000 to                                          Orchestra Foundation
                             present); Director of                                     (1994-present).
                             Investments, Eli Lilly
                             and Company (1988-1999).

JAMES J. SCHONBACHLER        Retired; Managing            118                          None.
(1943); Trustee of Trust     Director of Bankers Trust
since 2005; Trustee of       Company (financial
heritage JPMorgan Funds      services) (1968-1998).
since 2001.


                                                          NUMBER OF
NAME (YEAR OF BIRTH);                                     PORTFOLIOS IN FUND
POSITIONS WITH               PRINCIPAL OCCUPATIONS        COMPLEX OVERSEEN             OTHER DIRECTORSHIPS HELD
THE FUND                     DURING PAST 5 YEARS          BY TRUSTEE(1)                OUTSIDE FUND COMPLEX
--------                     -------------------          -------------                --------------------
INTERESTED TRUSTEE
LEONARD M. SPALDING,         Retired; Chief Executive     118                          Director, Glenview Trust
JR.** (1935); Trustee of     Officer of Chase Mutual                                   Company, LLC (2005 -
Trust since 2005; Trustee    Funds (investment                                         present); Trustee, St.
of heritage JPMorgan         company) (1989-1998);                                     Catharine College (2005 -
Funds since 1998.            President & Chief                                         present); Trustee,
                             Executive Officer of                                      Bellarmine University
                             Vista Capital Management                                  (2005 - present);
                             (investment management)                                   Director,
                             (1990-1998); Chief                                        Springfield-Washington
                             Investment Executive of                                   County Economic
                             Chase Manhattan Private                                   Development Authority
                             Bank (investment                                          (2005 - present);
                             management) (1990-1998).                                  Trustee, Marion and
                                                                                       Washington County,
                                                                                       Kentucky Airport Board
                                                                                       (2005 - present);
                                                                                       Trustee, Catholic
                                                                                       Education Foundation
                                                                                       (2005 - present).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees nine registered investment companies (118 funds).

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES

       The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees

       The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) act as a liaison between the Funds' independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005, and prior to that time, the predecessor Audit Committee of the Trusts was comprised of all of the members of the Board

       As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer.

       The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). The Governance Committee met four times during the fiscal year ended August 31, 2005. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
(iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee.

       Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee.

       The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2005, in the Fund and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :



                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                       ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                        BY THE TRUSTEE IN THE FAMILY OF INVESTMENT
NAME OF TRUSTEE              OWNERSHIP OF THE FUND                     COMPANIES (1)
INDEPENDENT TRUSTEES                                                   Over $100,000
William J. Armstrong                  None                             Over $100,000
Roland R. Eppley, Jr.                 None                             Over $100,000
John F. Finn*                         None                          $50,001 - $100,000
Dr. Matthew Goldstein                 None                                 None
Robert J. Higgins                     None                             Over $100,000
Peter C. Marshall*                    None                             Over $100,000
Marilyn McCoy*                        None                                 None
William G. Morton, Jr.                None                             Over $100,000
Robert A. Oden, Jr.*                  None                             Over $100,000
Fergus Reid, III                      None                             Over $100,000
Frederick W. Ruebeck*                 None                          $50,001 - $100,000
James J. Schonbachler                 None                             Over $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None                             Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes nine registered investment companies (118 funds).

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 Funds).

     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     As of July 1, 2005, the funds in the JPMorgan Funds Complex pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Fund pays the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000, respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an Office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by the Fund and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, is set forth below:

                                  SMALL CAP              TOTAL COMPENSATION
NAME OF TRUSTEE                   VALUE FUND         PAID FROM "FUND COMPLEX"(1)
INDEPENDENT TRUSTEES
William J. Armstrong                 $ 0                    $ 204,417
Roland R. Eppley, Jr.                  0                      157,417
John F. Finn*                          0                            0(2)
Dr. Matthew Goldstein                  0                      179,833
Robert J. Higgins                      0                      179,833
Peter C. Marshall*                     0                      229,333
Marilyn McCoy*                         0                            0(3)
William G. Morton, Jr.                 0                      157,417
Robert A. Oden, Jr.*                   0                      137,250(4)
Fergus Reid, III                       0                      309,000
Frederick W. Ruebeck*                  0                      190,500
James J. Schonbachler                  0                      157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               0                      204,417



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes nine registered investment companies (118 funds).
(2)  Does not include $176,250 of Deferred Compensation.
(3)  Does not include $207,083 of Deferred Compensation.
(4)  Does not include $32,500 of Deferred Compensation.

       The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Fund whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

       Prior to January 1, 2006, pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust were permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust were permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

       As of January 1, 2006, the Board of Trustees approved the merger of the OG Plan into the Deferred Compensation Plan and the use of the consolidated plan by all of the Trustees.

       The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

       The Fund's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Fund. The officers hold office until a successor has been elected and duly qualified. The Fund has no employees.

       The names of the officers of the Fund, together with their year of birth, information regarding their positions held with the Fund and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



NAME (YEAR OF BIRTH),
POSITIONS                                                  PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                  DURING PAST 5 YEARS
--------------------------                                  -------------------
George C.W. Gatch (1962),     Managing Director of JPMorgan Investment Management Inc.; Director and
President (2005)              President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management,
                              Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has
                              been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),       Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan
Senior Vice President         Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and
(2005)*                       One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and
                              Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative
                              Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc.
                              (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),   Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan
Vice President and Chief      Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice
Administrative Officer        President of Finance for the Pierpont Group, Inc. from 1996-2001, an independent
(2005)                        company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),   Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)              Administration, JPMorgan Funds Management, Inc. (formerly One Group
                              Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan
                              Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining
                              Bank One Corporation, she was a Senior Manager specializing in Financial
                              Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),   Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and     Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number
Chief Compliance Officer      of positions in Prudential Financial's asset management

NAME (YEAR OF BIRTH),
POSITIONS                                                  PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                  DURING PAST 5 YEARS
--------------------------                                  -------------------
(2005)                        business prior to 2000.

Paul L. Gulinello (1950),     Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer        Management Americas, additionally responsible for personal trading and
(2005)                        compliance testing since 2004; Treasury Services Operating Risk Management and
                              Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959),     Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004;
Secretary (2005)              Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from
                              2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                              2000.

Elizabeth A. Davin (1964),    Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*   Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from
                              2004-2005. Assistant General Counsel and Associate General Counsel and Vice
                              President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),   Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*   Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase &
                              Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),       Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution
Assistant Secretary (2005)*   Services, Inc.; From 1999-2005 Director, Mutual Fund Administration, JPMorgan
                              Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and
                              Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc.
                              (formerly One Group Dealer Services, Inc.).

Ellen W. O'Brien (1957),      Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue
Assistant Secretary           Sky registration. Ms. O'Brien has served in this capacity since joining the firm
(2005)**                      in 1991.

Suzanne E. Cioffi (1967),     Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund
Assistant Treasurer (2005)    financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),  Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all
Assistant Treasurer (2005)    aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund
                              Administration at Prudential Investments from 1996 to 2000.

NAME (YEAR OF BIRTH),
POSITIONS                                                  PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                  DURING PAST 5 YEARS
--------------------------                                  -------------------
Arthur A. Jensen (1966),      Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*   President of Financial Services of BISYS Fund Services, Inc. from 2001 until
                              2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                              Supervisor at Allstate Insurance Company prior to 2001.



*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271.
** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

       As the Fund has not yet commenced operations, the officers and Trustees, as a group, do not own shares of any class of the Fund.

                                 CODES OF ETHICS

       The Trust, JPMIM and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

       The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or the Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or the Fund; (ii) making to the Trust or the Fund any untrue statement of a material fact or omitting to state to the Trust or the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or the Fund; or
(iv) engaging in any manipulative practice with respect to the Trust or the Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

       The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

       JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Fund subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

       The Board of Trustees has delegated to the Fund's investment adviser, JPMIM, proxy voting authority with respect to the Fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

       JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

       To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

       Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

       The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

       - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

       - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

       - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

       - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

       - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

       - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

       - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

       - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

       - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

       - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

       The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

       - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

       - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

       - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

       - JPMIM votes against proposals for a super-majority vote to approve a merger.

       - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

       - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

       - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

       In accordance with regulations of the SEC, the Fund's proxy voting records for the 12-month period ended June 30, 2006 will be on file with the SEC and are available on the Fund's website at www.jpmorganfunds.com and on the SEC's web site at www.sec.gov no later than August 31, 2006.

                          PORTFOLIO HOLDINGS DISCLOSURE

       As described in the Prospectuses and pursuant to the Fund's portfolio holdings disclosure policy, no sooner than 30 days after month end, the Fund will make available to the public, upon request to JPMorgan Funds Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

       The Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients' consultants. No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive the Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



       Moody's Investor Service              Monthly         30 days after month end
       Vickers Stock Research Corp.          Quarterly       30 days after month end

       Standard & Poor's                     Monthly         30 days after month end
       MorningStar Inc.                      Monthly         30 days after month end
       Lipper, Inc.                          Monthly         30 days after month end
       Thomson Financial                     Monthly         30 days after month end
       Bloomberg LP                          Monthly         30 days after month end
       Casey Quirk & Acito                   Monthly         30 days after month end
       Investment Company Institute          Monthly         30 days after month end



       In addition, certain service providers to the Fund or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Fund's portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

       Disclosure of the Fund's portfolio securities as an exception to the Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. The Fund's Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund's shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

       Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Fund's website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

       The Fund's top ten holdings also are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

       Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

       Pursuant to the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Fund, and JPMIM, JPMIM serves as investment adviser to the Fund, as discussed in the "General" section.

       Subject to the supervision of the Fund's Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Fund. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

       Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

       Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Fund and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Fund. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

       JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

       JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

       The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

       The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Fund.

       As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Fund, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of the Fund's average daily net assets as described in the Prospectuses.

       The Advisory Agreement provides that it will continue in effect with respect to the Fund for a period beyond October 31, 2007 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                               PORTFOLIO MANAGERS

                   OTHER ACCOUNTS MANAGED (As of ______, 2005)

       The following tables show information regarding all of the other accounts managed by each portfolio manager as of ______, 2005:



                           REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                           -------------------------------     --------------------------------           --------------
                           NUMBER OF                           NUMBER OF                            NUMBER OF
                           ACCOUNTS           TOTAL ASSETS     ACCOUNTS            TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
                           --------           ------------     --------            ------------     --------    ------------
SMALL CAP VALUE FUND
Christopher Mark Vyvyan
Jones
James Adler



       The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance:



                                        REGISTERED              OTHER POOLED INVESTMENT
                                   INVESTMENT COMPANIES                 VEHICLES                   OTHER ACCOUNTS
                                 -----------------------------------------------------------------------------------
                                 NUMBER OF                      NUMBER OF         TOTAL         NUMBER OF     TOTAL
                                 ACCOUNTS    TOTAL ASSETS       ACCOUNTS          ASSETS        ACCOUNTS      ASSETS
--------------------------------------------------------------------------------------------------------------------
Christopher Mark Vyvyan Jones
James Adler



                        POTENTIAL CONFLICTS OF INTERESTS

       As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment companies. The potential for conflicts of interest exists when the Adviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

       Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

       The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

       The Adviser has policies and procedures designed to manage these conflicts. For instance, the Adviser has a policy to allocate investment opportunities fairly and equitably among its clients over time. The allocation procedures require that orders for the same equity security be aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

       Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

       The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

       Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Each portfolio manager's performance with respect to the mutual funds he or she manages is evaluated relative to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

       Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES

       As the Fund has not yet commenced operations, the portfolio managers do not own shares of any class of the Fund.

                                  ADMINISTRATOR

       Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Fund, and JPMFM, JPMFM serves as administrator of the Fund. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

       Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of the Fund (other than those performed under the Advisory Agreement, the custodian and fund accounting agreement, and the transfer agency agreement for the Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Fund, and to furnish certain other services required by the Fund with respect to the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Fund's operations other than those performed under the Advisory Agreement, the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. The Administrator pays a portion of the fees it receives to J.P. Morgan Investor Services, Co. for its services as the Fund's sub-administrator.

       Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

       The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

       In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan

Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.

       For purposes of the preceding paragraph, the "JPMorgan Funds Complex" includes the open-end investment companies in the JPMorgan Funds Complex including the series of the former One Group Mutual Funds.

                                   DISTRIBUTOR

       JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of the Fund in accordance with the terms of the Distribution Agreement between the Trust and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

       Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

       The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A and Class C Shares of the Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

       JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of the Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in the Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Fund and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulates a critical mass.

       Class A Shares of the Fund pay a Distribution Fee of 0.25% of average daily net assets and Class C Shares of the Fund pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class C Shares of the Fund of up to 1.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class C Shares of the Fund, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

       No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.

       Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class C Shares maintained in the Fund by such broker-dealers' customers. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class C Shares of the Fund, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class C Shares in any one year will be accrued and paid by the Fund to JPMDS in fiscal years subsequent thereto. However, the shareholders are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class C Shares of the Fund, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class C Shares.

       Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

       The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

       The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of the Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

       The Distribution Plan was approved by the Board of Trustees with respect to the Fund at meetings held on November 8 through 10, 2005.

                                    CUSTODIAN

       Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for the Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of JPMIM.

       For fund accounting services, the Fund pays JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.0085% of the first $10 billion, 0.005% on the next $10 billion, 0.0035% on the next $10 billion and 0.002% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000. In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

       For custodian services, the Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

       JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

       Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                               SECURITIES LENDING

       JPMorgan Chase Bank serves as the securities lending agent for the Fund. The Board of Trustees has approved the lending of portfolio securities of the Fund through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Fund attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

       The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

       The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Fund accordance with the investment guidelines contained in the securities lending agreement.

       For the securities lending services it performs, JPMorgan Chase Bank, N.A., is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to 0.06% for all domestic loans and 0.1142% for all international loans. JPMorgan Chase Bank, N.A., has temporarily reduced fees on a voluntary basis to 0.05% for domestic loans and 0.10% for international loans. The purpose of these fees is to cover the ministerial costs of securities lending activities, including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

       Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT

       Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                              SHAREHOLDER SERVICING

       The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

       "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

       "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

       Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

       Select Class, Class A and Class C         0.25%

       To the extent it is not otherwise required by its contractual agreement to limit the Fund's expenses as described in the Prospectuses for the Fund, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to the Fund on a month-to-month basis.

       JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Fund to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

       The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

       Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

       For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

       JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Fund or to their shareholders, since it will be paid by JPMDS.

       JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

       The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

       JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Fund as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

       The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Fund, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

       Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to the Fund or JPMDS.

       The Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

       The Fund may also enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

       JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

       Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Fund. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge ("CDSC").

       Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

       FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

       The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

       JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

       JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The independent registered public accounting firm for the Trust and the Fund is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and assists in the preparation and/or review of the Fund's federal and state income tax returns.

                                  TRUST COUNSEL

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       The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street,
N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trust.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

       The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

       An investor may buy shares in the Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

       The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing the Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Fund and conforms with the Fund's fundamental objectives, policies and restrictions; and (iii) the Fund may not accept unregistered securities which, if transferred, would be required to be registered.

       Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

       Each investor may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

       EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may discontinue this exchange privilege at any time.

       Shares of the Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

       SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

       (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

       (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

       If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

       For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

       For accounts that allow systematic withdrawals on a percentage basis, a Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

       Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

       ADDITIONAL INFORMATION ABOUT CLASS C SHARES. The Distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

       If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the purchase will be free of the CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

       The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants.

       The Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

       The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

       Investors may incur a fee if they effect transactions through a Financial Intermediary.

       CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Fund, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Fund's Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Fund by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

                           DIVIDENDS AND DISTRIBUTIONS

       The Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A and Class C Shares are calculated at the same time. In general, dividends on Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

       Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

       If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

       The NAV of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Fund in valuing their assets.

       Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Fund are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

       Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Fund, are closed. The Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Fund are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

       For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

       Futures, options and other derivatives are valued on the basis of available market quotations.

       Securities of other open-end investment companies are valued at their respective NAVs.

       Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

       Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Fund's securities. The Fund's Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Fund management as well as the Fund's investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of the Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

       On behalf of the Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See "Investment Strategies and Policies."

       Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

       Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, the Fund and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

       Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

       Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting the Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

       On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

       If the Fund writes options and effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

       Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Fund and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

       Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. The Fund will not participate in JPMIM's soft dollar arrangements described above.

       Investment decisions for the Fund are made independently from those for the other JPMorgan Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another JPMorgan Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for the Fund with those to be sold or purchased by it for other JPMorgan Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

                                 DELAWARE TRUST

       JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004.

       Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

       The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

       JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

       JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES

       JPMTI is an open-end, management investment company organized as a Delaware statutory trust. The Fund represents a separate series of shares of beneficial interest of that trust. See "Delaware Trust."

       The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of the Fund with each other share of the Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

       The shareholders of the Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

       Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

       The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

       The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

       The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

       The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The Fund is not designed for foreign shareholders. Unless identified below, this section does not address the tax consequences affecting any Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership. Distributions paid (or deemed paid) to foreign shareholders that are attributable to gain from direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" may give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

       The Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to the Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for the Fund.

       QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

       In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

       The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

       If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to individual shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

       EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and any retained amount from the prior year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

       The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

       FUND INVESTMENTS. The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

       The Fund's short sales and transactions in futures contacts, options, swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

       FOREIGN INVESTMENTS. The Fund may invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

       Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

       Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

       ADDITIONAL TAX INFORMATION CONCERNING REITS. The Fund may invest in real estate investment trusts ("REITs"). The Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of the tax-qualified dividends they receive.

       Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

       In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

       Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

       Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.

       FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not properly designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

       Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

       The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and properly designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

       Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

       Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

       Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

       SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

       In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

       BACKUP WITHHOLDING. The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

       FOREIGN TAXES. The Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

       If the Fund makes this election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

       The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

       STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

       Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investments in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

       As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

       Telephone calls to the Fund, the Fund's service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trust filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

       Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trust. Each such statement is qualified in all respects by such reference.

       No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or JPMDS. The Prospectuses and this SAI do not constitute an offer by the Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or JPMDS to make such offer in such jurisdictions.

       PRINCIPAL HOLDERS. As the Fund has not yet commenced operations, no persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund.

                              FINANCIAL STATEMENTS

       As the Fund has not yet commenced operations, it has not produced any financial statements thus far. Future financial statements will be available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      DEFAULT. Denotes actual or imminent payment default.

"+" or "-"      may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1             Prime Credit Quality

R-2             Adequate Credit Quality

R-3             Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)      Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
                (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)    Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)       Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);     Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);   within the three subset grades, debt protection ranges from
R-2 (low)       having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
                Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);     Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

            The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.   Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

Ba          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,        HIGH DEFAULT RISK. Default is a real possibility. Capacity for
CC,         meeting financial commitments is solely reliant upon sustained,
C           favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,        DEFAULT. The ratings of obligations in this category are based on
DD,         their prospects for achieving partial or full recovery in a
D           reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/        Bonds rated in any of these categories are very highly speculative
CC/C        and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa          These insurance companies offer excellent financial security.
            Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,        Very Weak. Companies rated in any of these three categories are
CC,         viewed as very weak with a very poor capacity to meet policyholder
C           and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,        Distressed. These ratings are assigned to companies that have either
DD,         failed to make payments on their obligations in a timely manner, are
D           deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1  Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2  Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3  Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

SP-3   Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                            JPMORGAN TAX AWARE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2006


                           JPMORGAN TRUST I ("TRUST")

       JPMorgan Tax Aware Core Equity Fund ("Tax Aware Core Equity Fund") JPMorgan Tax Aware Diversified Equity Fund ("Tax Aware Diversified Equity Fund")


                 (each a "Fund," and collectively, the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 28, 2006, as supplemented from time to time ("Prospectuses"). When issued, this SAI will incorporate by reference the financial statements included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


 For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                    SAI-TA2-1005

TABLE OF CONTENTS                                                            PAGE
General                                                                        3
Investment Strategies and Policies                                             3
Investment Restrictions                                                       19
Management of the Trust                                                       20
Codes of Ethics                                                               29
Proxy Voting Procedures and Guidelines                                        30
Portfolio Holdings Disclosure                                                 32
Investment Adviser                                                            33
Administrator                                                                 37
Distributor                                                                   37
Distribution Plan                                                             38
Custodian                                                                     39
Transfer Agent                                                                39
Shareholder Servicing                                                         39
Expenses                                                                      41
Financial Intermediaries                                                      41
Cash Compensation to Financial Intermediaries                                 42
Independent Registered Public Accounting Firm                                 43
Trust Counsel                                                                 43
Purchases, Redemptions and Exchanges                                          43
Dividends and Distributions                                                   45
Net Asset Value                                                               45
Portfolio Transactions                                                        46
Delaware Trust                                                                48
Description of Shares                                                         49
Distributions and Tax Matters                                                 50
Additional Information                                                        55
Financial Statements                                                          55
Appendix A--Description of Security Ratings                                   56

                                     GENERAL

THE TRUST AND THE FUNDS

     The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004.

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


Tax Aware Core Equity Fund                 Select Class
Tax Aware Diversified Equity Fund          Select Class


     The shares of the Funds are collectively referred to in this SAI as the "Shares."

PREDECESSOR FUNDS


     As of the date of this Statement of Additional Information as amended, none of the Funds has commenced operations. It is anticipated that the Tax Aware Diversified Equity Fund and the Tax Aware Core Equity Fund will commence operations subsequent to a transfer of assets from common trust funds with substantially similar investment objectives, policies, guidelines and restrictions of the Funds.


MISCELLANEOUS

     This SAI describes the investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


     In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund" and, together with the Funds, the "JPMorgan Funds"). The series of the Trust not covered by this SAI are covered by separate Statements of Additional Information.


     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                            TAX MANAGEMENT TECHNIQUES

     The Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

                               EQUITY INVESTMENTS


     The Tax Aware Core Equity and Tax Aware Diversified Equity invest primarily in U.S. equity securities consisting of exchange traded, over-the-counter and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Diversification and Quality Requirements."


     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.


     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Tax Aware Core Equity Fund may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.


     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


     COMMON STOCK WARRANTS. The Tax Aware Diversified Equity Fund and the Tax Aware Core Equity Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire if not exercised on or prior to the expiration date.


                TAX EXEMPT OBLIGATIONS AND OTHER DEBT SECURITIES

     The Funds can invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Diversification and Quality Requirements."


     MUNICIPAL BONDS. The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.


     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may invest in municipal notes. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.


     Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay, at its discretion, the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commercial Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.


     MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Funds may invest in government guaranteed mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S.

Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


     STRIPPED MORTGAGE-BACKED SECURITIES. The Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     AUCTION RATE SECURITIES. The Funds may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

     The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.


     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Funds may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


     ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

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                               FOREIGN INVESTMENTS


     The Funds may invest in certain foreign securities. The Tax Aware Core Equity and Tax Aware Diversified Equity Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. For purposes of a Fund's investments in foreign securities, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.


     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.


     Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

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                             ADDITIONAL INVESTMENTS

     SECURITIES ISSUED IN CONNECTION WITH REORGANIZATIONS AND CORPORATE RESTRUCTURING. The Funds may invest in high yield securities. See "Diversification and Quality Requirements - Below Investment Grade Debt." In addition, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even though they do not ordinarily invest in such securities.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.




     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending
Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.


     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

     Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


     BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and (iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


     COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                        OPTIONS AND FUTURES TRANSACTIONS


     The Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.


     Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management." The Funds may not use futures contracts and options for speculation.


     Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

     The Tax Aware Diversified Equity and Tax Aware Core Equity Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.


                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

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     If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     The Funds may engage in swap transactions, including, but not limited to, consumer price index (CPI), interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     The Funds may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to provide inflation protection, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.


     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.


                                 RISK MANAGEMENT


     The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

     The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     Examples of risk management strategies for the Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                    DIVERSIFICATION AND QUALITY REQUIREMENTS


     Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     All Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company which imposes diversification requirements that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. To meet these requirements, a Fund may, with respect to 50% of the Fund's assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities). The Code imposes diversification requirements on the Funds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. See "Distributions and Tax Matters".

     The Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. If no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.


                               PORTFOLIO TURNOVER


     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The

Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                             INVESTMENT RESTRICTIONS


     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     In addition, the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund have an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund:


(1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

Each Fund:

(1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(2) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(3)  May not borrow money, except to the extent permitted by applicable law;

(4) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

(6) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(7) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval. Each of the Funds:

(1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(2) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."

                             MANAGEMENT OF THE TRUST

     The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



  NAME (YEAR OF BIRTH);                                           NUMBER OF PORTFOLIOS
     POSITIONS WITH               PRINCIPAL OCCUPATIONS             IN FUND COMPLEX              OTHER DIRECTORSHIPS HELD
       THE TRUST                   DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
       ---------                   -------------------           ----------------------            --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG           Retired; Vice President &                  118                 None.
(1941); Trustee of Trust       Treasurer of Ingersoll-Rand
since 2005; Trustee of         Company (manufacturer of
heritage JPMorgan Funds        industrial equipment)
since 1987.                    (1972-2000).

  NAME (YEAR OF BIRTH);                                           NUMBER OF PORTFOLIOS
     POSITIONS WITH               PRINCIPAL OCCUPATIONS             IN FUND COMPLEX              OTHER DIRECTORSHIPS HELD
       THE TRUST                   DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
       ---------                   -------------------           ----------------------            --------------------
ROLAND R. EPPLEY, JR.          Retired; President & Chief                 118                 None
(1932); Trustee of Trust       Executive Officer, Eastern
since 2005; Trustee of         States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                   President and Chief Executive              117*                Director, Cardinal Health, Inc
(1947); Trustee of Trust       Officer of Gardner, Inc.                                       (CAH) (1994-present). Director,
since 2005; Trustee of         (wholesale distributor to                                      The Crane Group (2003-present);
heritage One Group Mutual      outdoor power equipment                                        Chairman, The Columbus
Funds since 1998.              industry) (1979-present).                                      Association for the Performing
                                                                                              Arts (CAPA) (2003-present).

DR. MATTHEW GOLDSTEIN          Chancellor of the City                     118                 Director of Albert Einstein
(1941); Trustee of Trust       University of New York                                         School of Medicine
since 2005; Trustee of         (1999-present); President,                                     (1998-present); Director of New
heritage JPMorgan Funds        Adelphi University (New York)                                  Plan Excel Realty Trust, Inc.
since 2003.                    (1998-1999).                                                   (real estate investment trust)
                                                                                              (2000-present); Director of
                                                                                              Lincoln Center Institute for
                                                                                              the Arts in Education
                                                                                              (1999-present).

ROBERT J. HIGGINS              Retired; Director of                       117                 None.
(1945); Trustee of Trust       Administration of the State of
since 2005; Trustee of         Rhode Island (2003-2004);
heritage JPMorgan Funds        President - Consumer Banking
since 2002.                    and Investment Services, Fleet
                               Boston Financial (1971-2001).

PETER C. MARSHALL              Self-employed business                     117*                None.
(1942); Trustee of Trust       consultant (2002-present);
since 2005; Trustee of         Senior Vice President, W.D.
heritage One Group Mutual      Hoard, Inc. (corporate parent
Funds since 1994.              of DCI Marketing, Inc.)
                               (2000-2002); President, DCI
                               Marketing, Inc. (1992-2000).

MARILYN MCCOY                  Vice President of                          117*                Trustee, Mather LifeWays
(1948); Trustee of Trust       Administration and Planning,                                   (1994-present); Trustee,
since 2005; Trustee of         Northwestern University                                        Carleton College
heritage One Group Mutual      (1985-present).                                                (2003-present).
Funds since 1999.

  NAME (YEAR OF BIRTH);                                           NUMBER OF PORTFOLIOS
     POSITIONS WITH               PRINCIPAL OCCUPATIONS             IN FUND COMPLEX              OTHER DIRECTORSHIPS HELD
       THE TRUST                   DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
       ---------                   -------------------           ----------------------            --------------------
WILLIAM G. MORTON, JR.         Retired; Chairman Emeritus                 118                 Director of Radio Shack
(1937); Trustee of Trust       (2001-2002), and Chairman and                                  Corporation (electronics)
since 2005; Trustee of         Chief Executive Officer,                                       (1987-present); Director of The
heritage JPMorgan Funds        Boston Stock Exchange (1985-                                   National Football Foundation
since 2003.                    2001).                                                         and College Hall of Fame
                                                                                              (1994-present); Trustee of the
                                                                                              Stratton Mountain School
                                                                                              (2001-present).

ROBERT A. ODEN, JR.            President, Carleton College                117*                Director, American University
(1946); Trustee of Trust       (2002-present); President,                                     in Cairo.
since 2005; Trustee of         Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.

FERGUS REID, III               Chairman of Lumelite                       118                 Trustee of Morgan Stanley Funds
(1932); Trustee of Trust       Corporation (plastics                                          (198 portfolios) (1995-present).
(Chairman) since 2005;         manufacturing) (2003-present);
Trustee (Chairman) of          Chairman and Chief Executive
heritage JPMorgan Funds        Officer of Lumelite
since 1987.                    Corporation (1985-2002).

FREDERICK W. RUEBECK           Advisor, Jerome P. Green &                 117*                Director, AMS Group
(1939); Trustee of Trust       Associates, LLC                                                (2001-present); Trustee, Wabash
since 2005; Trustee of         (broker-dealer)                                                College (1988-present);
heritage One Group Mutual      (2002-present); Chief                                          Chairman, Indianapolis Symphony
Funds since 1990.              Investment Officer, Wabash                                     Orchestra Foundation
                               College (2004-present);                                        (1994-present).
                               self-employed consultant
                               (January 2000 to present);
                               Director of Investments,
                               Eli Lilly and Company
                               (1988-1999).

JAMES J. SCHONBACHLER          Retired; Managing Director of              118                 None.
(1943); Trustee of Trust       Bankers Trust Company
since 2005; Trustee of         (financial services)
heritage JPMorgan Funds        (1968-1998).
since 2001.

  NAME (YEAR OF BIRTH);                                           NUMBER OF PORTFOLIOS
     POSITIONS WITH               PRINCIPAL OCCUPATIONS             IN FUND COMPLEX              OTHER DIRECTORSHIPS HELD
       THE TRUST                   DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
       ---------                   -------------------           ----------------------            --------------------
INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.**     Retired; Chief Executive                   118                 Director, Glenview Trust
(1935); Trustee of Trust       Officer of Chase Mutual Funds                                  Company, LLC (2001 - present);
since 2005; Trustee of         (investment company)                                           Trustee, St. Catherine College
heritage JPMorgan Funds        (1989-1998); President & Chief                                 (1998- present); Trustee,
since 1998.                    Executive Officer of Vista                                     Bellarmine University (2000 -
                               Capital Management (investment                                 present); Director,
                               management) (1990-1998); Chief                                 Springfield-Washington County
                               Investment Executive of Chase                                  Economic Development Authority
                               Manhattan Private Bank                                         (1997 - present); Trustee,
                               (investment management)                                        Marion and Washington County,
                               (1990-1998).                                                   Kentucky Airport Board (1998 -
                                                                                              present); Trustee, Catholic
                                                                                              Education Foundation (2005 -
                                                                                              present).



 (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).

 * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

 ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES OF THE BOARD

     There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Fund's independent registered public accounting firm; (ii) evaluate the independence of the Fund's independent registered public accounting firm; (iii) oversee of the performance of the Fund's audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Fund's independent audit and the financial statements of the Fund; (vi) determine the independence of the Fund's independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Fund's securities by the Adviser, as well as any sub-adviser, and (viii) act as a liaison between the Fund's independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to its Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Fund require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed on February 19, 2005 and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all of the members of the Board. The Audit Committee and the predecessor Audit Committee met six times during the fiscal year ended October 31, 2005.

     As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Fund's Chief Compliance Officer. The Valuation and Compliance Committee was formed on February 19, 2005 and met once during the fiscal year ended October 31, 2005.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Fund; (vi) oversight of ongoing litigation affecting the Fund, the Investment Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee,; and (viii) oversight and review of matters with respect to service providers to the Fund (except the Fund's independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met once during the fiscal year ended October 31, 2005.

     Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Income Funds and the Municipal Bond Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Fund, as well as any sub-adviser to the Fund. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to a particular Fund that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of the Fund reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005.

OWNERSHIP OF SECURITIES

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2005, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):

                                                                                      AGGREGATE OWNERSHIP OF ALL
                                                                                         REGISTERED INVESTMENT
                                       OWNERSHIP OF TAX        OWNERSHIP OF TAX          COMPANIES OVERSEEN BY
                                      AWARE CORE EQUITY       AWARE DIVERSIFIED          TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                         FUND                EQUITY FUND          INVESTMENT COMPANIES(2)(3)
     ---------------
     INDEPENDENT TRUSTEES
     William J. Armstrong                    None                    None                    Over $100,000
     Roland R. Eppley, Jr.                   None                    None                    Over $100,000
     John F. Finn*                           None                    None                    Over $100,000
     Dr. Matthew Goldstein                   None                    None                 $50,001 - $100,000
     Robert J. Higgins                       None                    None                    Over $100,000
     Peter C. Marshall*                      None                    None                    Over $100,000
     Marilyn McCoy*                          None                    None                    Over $100,000
     William G. Morton, Jr.                  None                    None                    Over $100,000
     Robert A. Oden, Jr.*                    None                    None                    Over $100,000
     Fergus Reid, III                        None                    None                    Over $100,000
     Frederick W. Ruebeck*                   None                    None                    Over $100,000
     James J. Schonbachler                   None                    None                 $50,001 - $100,000
     INTERESTED TRUSTEE
     Leonard M. Spalding, Jr.                None                    None                    Over $100,000



(1) As of December 31, 2005, Tax Aware Diversified Equity Fund and the Tax Aware Core Equity Fund had not commenced operations.

(2) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 portfolios).

(3) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2005. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One group Mutual Funds and One Group Investment Trust as of December 31, 2005.

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently serves eight registered investment companies (117 funds).

TRUSTEE COMPENSATION

     Prior to February 19, 2005, the former JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman $40,000.

     Prior to February 19, 2005, the former One Group Mutual Funds paid each Trustee of the One Group Mutual Funds an annual fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the One Group Mutual Funds paid the Chairman an additional $20,000.

     After the two fund groups merged on February 19, 2005 and became the "JPMorgan Funds," the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     As of July 1, 2005, the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by the Fund and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:


                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                                                                    TOTAL
                                                            TAX AWARE            COMPENSATION
                                   TAX AWARE CORE       DIVERSIFIED EQUITY      PAID FROM FUND
NAME OF TRUSTEE                      EQUITY FUND               FUND               COMPLEX(1)
---------------                  -------------------------------------------------------------
INDEPENDENT TRUSTEES
          William J. Armstrong         $  0                   $   0             $  204,416
         Roland R. Eppley, Jr.            0                       0                157,416
                 John F. Finn*            0                       0                      -^
         Dr. Matthew Goldstein            0                       0                179,833
             Robert J. Higgins            0                       0                179,833
            Peter C. Marshall*            0                       0                229,333
                Marilyn McCoy*            0                       0                      -^^
        William G. Morton, Jr.            0                       0                157,416
          Robert A. Oden, Jr.*            0                       0                139,750^^^
              Fergus Reid, III            0                       0                308,999
         Frederick W. Ruebeck*            0                       0                190,500
         James J. Schonbachler            0                       0                157,416
            INTERESTED TRUSTEE
      Leonard M. Spalding, Jr.            0                       0                204,416



^ Does not include $176,250 of Deferred Compensation.
^^ Does not include $207,083 of Deferred Compensation.
^^^ Does not include $32,500 of Deferred Compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 portfolios).

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Fund whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service).

     The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Trust's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

     The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                          DURING PAST 5 YEARS
--------------------------                                          -------------------
George C.W. Gatch (1962),           Managing Director of JPMorgan Investment Management Inc.; Director and President,
President (2005)                    JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005.
                                    Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee of
                                    JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                          DURING PAST 5 YEARS
--------------------------                                          -------------------
Robert L. Young (1963),             Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan
Senior Vice President (2005)*       Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One
                                    Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer,
                                    JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and
                                    Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One
                                    Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),         Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan
Vice President and Chief            Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice
Administrative Officer (2005)       President of Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),         Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)*                   Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative
                                    Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly
                                    Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),         Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and Chief     Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of
Compliance Officer (2005)           positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950),           Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer (2005)       Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance
                                    Executive supporting all JPMorgan Treasury Services business units from July 2000 to
                                    2004.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice
Secretary (2005)                    President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to
                                    2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*         Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005;
                                    Assistant General Counsel and Associate General Counsel and Vice President, Gartmore
                                    Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*         Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co.
                                    (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),             Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services,
Assistant Secretary (2005)*         Inc.; From 1999-2005 Director, Mutual Fund Administration, JPMorgan Funds
                                    Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior
                                    Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One
                                    Group Dealer Services, Inc.).

Ellen W. O'Brien (1957),            Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky
Assistant Secretary (2005)**        registration. Ms. O'Brien has served in this capacity since joining the firm in
                                    1991.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                          DURING PAST 5 YEARS
--------------------------                                          -------------------
Suzanne E. Cioffi (1967),           Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund
Assistant Treasurer (2005)          financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),        Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects
Assistant Treasurer (2005)          of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential
                                    Investments from 1996 to 2000.

Arthur A. Jensen (1966),            Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*         President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005;
                                    Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor
                                    at Allstate Insurance Company prior to 2001.



*   The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
    43271.
** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

     As of February 1, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.


                                 CODES OF ETHICS


     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:


  - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

  - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

  - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

  - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

  - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

  - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

  - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

  - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

  - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

  - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.


     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

  - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

  - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

  - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

  - JPMIM votes against proposals for a super-majority vote to approve a merger.

  - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

  - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

  - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 will be on file with the SEC and available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov no later than August 31.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



     Vickers Stock Research Corp.                                 Monthly         30 days after month end
     MorningStar Inc.                                             Monthly         30 days after month end
     Lipper, Inc.                                                 Monthly         30 days after month end
     Thomson Financial                                            Monthly         30 days after month end
     Bloomberg LP                                                 Monthly         30 days after month end
     Casey Quirk & Associates                                     Monthly         30 days after month end
     JPMorgan Private Bank/JPMorgan Private Client Services       Monthly         30 days after month end

     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly ten days after trade date), transfer agents and entities providing contingent deferred sales charge ("CDSC") financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Funds' Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

     The Funds' top ten holdings also are posted on the JPMorgan Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds' website at www.jpmorganfunds.com.


                               INVESTMENT ADVISER


     Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.) which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase &

Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     Prior to September 1, 2003, JPMorgan Asset Management (USA) Inc. ("JPMAM
(USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Predecessor Funds. On September 1, 2003, JPMAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.


                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED


     The following tables show information regarding other accounts managed by the portfolio managers of the Funds listed in this SAI as of October 31, 2005:

                  NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS


                                      REGISTERED INVESTMENT
                                             COMPANIES
                                             ---------           OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                                       NUMBER                    --------------------------------           --------------
                                         OF                        NUMBER OF                           NUMBER OF
                                      ACCOUNTS    TOTAL ASSETS     ACCOUNTS         TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS
                                      --------    ------------     ---------        ------------       ---------    ------------
TAX AWARE CORE EQUITY FUND
David Silberman                          2        $     894mm          0            $     0                20       $     3.8B
TAX AWARE DIVERSIFIED
       EQUITY FUND
Robin B. Chance*                         1        $     375mm          1            $     492mm           158       $     1.3B

                      PERFORMANCE BASED FEE ADVISORY ACCOUNTS

                                      REGISTERED
                                 INVESTMENT COMPANIES          OTHER POOLED INVESTMENT
                                NUMBER                                VEHICLES                    OTHER ACCOUNTS
                                  OF           TOTAL         NUMBER OF                        NUMBER OF       TOTAL
                               ACCOUNTS       ASSETS         ACCOUNTS        TOTAL ASSETS     ACCOUNTS        ASSETS
TAX AWARE CORE EQUITY FUND
David Silberman                    0          $    0            0            $    0              0            $    0
TAX AWARE DIVERSIFIED
EQUITY FUND
Robin B. Chance*                   0          $    0            0            $    0              0            $    0



* Information is as of December 31, 2005.

                         POTENTIAL CONFLICTS OF INTEREST

     The chart above shows the number, type and market value as of October 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

     The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES

     This section would ordinarily contain information concerning the dollar range of securities of each Fund beneficially owned by the Fund's lead portfolio managers as of the Fund's most recently completed fiscal year. The Funds commenced operations on February 3, 2006 and therefore, no information is currently available concerning portfolio manager holdings.

                                  ADMINISTRATOR


     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. J.P. Morgan Investor Services, Co. ("JPMIS"), each Fund's sub-administrator, receives a portion of the fees by JPMFM for the services that its provides to the Funds. Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. If not terminated, the Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between the Trust and the Predecessor Trusts, on behalf of the Funds and the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Predecessor Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

                                   DISTRIBUTOR

     JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) "JPMDS" serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the

JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

     The Trust has not adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Select Class Shares of the Funds.

                                    CUSTODIAN


     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     In addition there is a $2,000 annual charge for fund accounting per share class..

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


                              SHAREHOLDER SERVICING


     The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement dated February 19, 2005 with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



     Select Class                        0.25%



     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES


     The Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.


                            FINANCIAL INTERMEDIARIES


     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.


                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES


     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including Rule 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A Shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                                  TRUST COUNSEL

     The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable CDSC will be deducted from those payments unless such payments are made:


     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.


     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Matters " in the Prospectus. Dividends may differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                 NET ASSET VALUE


     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from the Funds' management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.


                             PORTFOLIO TRANSACTIONS


     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehrman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

     Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


                                 DELAWARE TRUST


     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed J.P. Morgan Mutual Fund Series' (JPMMFS) registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

     The Trust is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by the Trust of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.


                              DESCRIPTION OF SHARES


     The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS


     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. This section does not address the tax consequences affecting any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership. This section also does not address the tax consequences affecting any shareholder who is exempt from federal income tax. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each of the Funds generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Some portion of such distributions will generally be taxable to shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed if a Fund fails to distribute in each calendar year at least an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, a Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro-rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to a Fund.

     Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009, that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the Fund shares on which the Fund receives eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro-rata share of such gain, with the result that each shareholder will be required to report its pro-rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro-rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro-rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro-rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources, the gain from the sale of securities will generally be treated as U.S. source income; and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro-rata share of a Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds did not have capital loss carryforwards for the fiscal year ended October 31, 2005 (amounts in thousands):

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                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


                              FINANCIAL STATEMENTS


     The Funds commenced operations on February 3, 2006, and therefore do not have financial statements.

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                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

     A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

     A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

     A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

     F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

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

     D      DEFAULT. Denotes actual or imminent payment default.

     "+" or "-"     may be appended to 'F-1' rating to denote relative
                    status within the 'F1' rating category.

     'NR' indicates that Fitch does not rate the issuer or issue in question.

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime      Does not fall within any of the Prime rating categories.

     DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

     R-1            Prime Credit Quality

     R-2            Adequate Credit Quality

     R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average.
                    Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1
                    (high)", few entities are strong enough to achieve this rating.

     R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
                    (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

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     R-2 (high);    Short term debt rated "R-2" is of adequate credit quality
     R-2 (middle);  and within the three subset grades, debt protection ranges
     R-2 (low)      from having reasonable ability for timely repayment to a
                    level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     R-3 (high);    Short term debt rated "R-3" is speculative, and within the
     R-3 (middle);  three subset grades, the capacity for timely payment ranges
     R-3 (low)      from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

     A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

     B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

     C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

     D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

     E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

            AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

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            AA      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

            A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

            BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

            The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 The rating C1 is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

     INVESTMENT GRADE

     AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

     BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant

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     CC,            upon sustained, favorable business or economic developments.
     C A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD,           DEFAULT. The ratings of obligations in this category are
     DD,            based on their prospects for achieving partial or full
     D              recovery in a reorganization or liquidation of the obligor.
                    While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

     AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

     AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     A              Bonds rated "A" are of satisfactory credit quality.
                    Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     CCC/           Bonds rated in any of these categories are very highly
     CC/C           speculative and are in danger of default of interest and
                    principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

     D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

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DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

     Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

     B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

     Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

     Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

     C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

     P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

     P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

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     NP     Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

     AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

     AA Very Strong financial security characteristics, differing only slightly from those rated higher.

     A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

     BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

     B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

     CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

     CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

     R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

     NR Not Rated, which implies no opinion about the insurer's financial security.

     Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

     AA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally

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     A      strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

     AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

     A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

     BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

     BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

     B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

     CCC,   Very Weak. Companies rated in any of these three categories are
     CC,    viewed as very weak with a very poor capacity to meet policyholder
     C      and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

     DDD,   Distressed. These ratings are assigned to companies that have either
     DD,    failed to make payments on their obligations in a timely manner, are
     D      deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

     F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

     F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

     F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

     B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

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

     C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

     D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

     MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     Strong credit quality. Margins of protection are ample
                    although not so large as in the preceding group.

     MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow
                    protection may be narrow and marketing access for refinancing is likely to be less well established.

     SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2   Satisfactory capacity to pay principal and interest.

     SP-3   Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

     aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred

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

            stocks in this class.

     b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

     Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

     Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

     Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

     Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

     Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

     "D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

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                            PART C: OTHER INFORMATION
Item 23. Exhibits

(a)(1) Certificate of trust dated November 12, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(2) Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(3) Amendment No. 1 dated February 15, 2005 to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(4) Amended Schedule B, dated November 10, 2005, to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001047469-05-028299).

(b) By-Laws dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)    Amended and Restated Investment Advisory Agreement between the
          Trust and J.P. Morgan Investment Management Inc. (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)

(d)(2) Amended Schedule A to the Advisory Agreement (amended as of November 10, 2005). To be filed by amendment.

(d)(3) Investment Sub-Advisory Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001047469-05-027197).

(e)(1) Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(e)(2) Amended Schedules B, C, D, and F to the Distribution Agreement (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001047469-05-028299)

(f)       Not applicable.

(g)(1) Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(g)(2) Form of Amended Schedule A to the Global Custody and Fund Accounting Agreement (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 000107469-05-028299).

(g)(3)    Custody Agreement for the JPMorgan Highbridge Statistical
          Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(4) Fund Accounting Services Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(5) Global Custody and Fund Accounting Agreement between JPMorgan Trust I on behalf of each of the Funds listed on Schedule A, JPMorgan Funds Management, Inc., and JPMorgan Chase Bank, NA. To be filed by amendment.

(h)(1)(a) Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(1)(b) Form of Amended Schedule B to the Administration Agreement (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001047469-05-028299)

(h)(1)(c) Administration Agreement for SmartRetirement Funds effective May 5, 2006 between the Trust and JPMorgan Funds Management, Inc. To be filed by amendment.

(h)(2)(a) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(2)(b) Form of Appendix A to the Transfer Agency Agreement (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001047469-05-028299)

(h)(3)(a) Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(3)(b) Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001047469-05-028299).

(h)(4) Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(h)(5)(a) Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.


(h)(5)(b) Form of Fee Waiver Agreement. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(5)(c) Form of Fee Waiver Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement filing as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001477469-05-027197).

(h)(5)(d) Form of Fee Waiver Agreement for the JPMorgan Intrepid Long/Short Fund and JPMorgan Strategic Small Cap Value Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001477469-05-028229).

(h)(6) Indemnification Agreement. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(i)(1) Opinion and Consent of Counsel regarding the updating of JPMorgan Funds, dated February 24, 2006. Filed herewith.

(i)(2) Opinion and Consent of Counsel regarding the registration of the JPMorgan Strategic Small Cap Value Fund, dated February 24, 2006. Filed herewith.

(j)(1) Consent of independent registered public accounting firm, dated February 22, 2006 with respect to the JPMorgan Specialty Funds. Filed herewith.

(j)(2) Consent of independent registered public accounting firm, dated February 22, 2006 with respect to the JPMorgan Tax Aware Funds. Filed herewith.

(j)(3) Consent of independent registered public accounting firm, dated February 22, 2006 with respect to the JPMorgan International Equity Funds. Filed herewith.

(j)(4)    Consent of Counsel. Filed herewith.


(k)       Not applicable.

(l) Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m)(1) Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective
          Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(m)(2) Form of Combined Amended and Restated Schedule B, amended as of November 10, 2005, to the Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001047469-05-028299).

(n) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan and Exhibit B (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession number 0001047469-05-028299).

(o)       Reserved.

(p)       Codes of Ethics.

      (1) Code of Ethics of J.P. Morgan Mutual Fund Series. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (2) JPMIM Code of Ethics. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a) Powers of Attorney. Incorporated by reference to Exhibit (99)(a) to Post-Effective Amendment 25 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 20, 2005. (Accession number 0001047469-05-028471)

(99)(b) Power of Attorney for Stephanie J. Dorsey. Incorporated by reference to Exhibit (99)(b) to Post-Effective Amendment 25 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 10, 2005. (Accession number 0001047469-05-028471)

(99)(c) Power of Attorney for George Gatch. Incorporated by reference to Exhibit (99)(c) to Post-Effective Amendment 25 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 10, 2005. (Accession number 0001047469-05-028471)

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant's Declaration of Trust.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. became the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Investment Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

NAME                     POSITIONS AND OFFICES WITH          POSITIONS WITH REGISTRANT
                         JPMORGAN DISTRIBUTION
                         SERVICES, INC.
----                     --------------------------          -------------------------
George C.W. Gatch        Director and President              President

Robert L. Young          Director and Vice President         Senior Vice President

Michael R. Machulski     Director, Vice President and        None
                         Treasurer

James T. Detmer          Vice President                      None

David J. Thorp, Jr.      Vice President                      None

Nancy E. Fields          Vice President                      Assistant Secretary

Christopher J. Mohr      Assistant Treasurer                 None

Frank Drozek             Assistant Treasurer                 None

Scott E. Richter         Chief Legal Officer and Secretary   None

Jessica K. Ditullio      Assistant Secretary                 Assistant Secretary

(c)     Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).


JPMorgan Distribution Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).


JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).


JPMorgan Funds Management, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust I, certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 24th day of February, 2006.

                                               JPMORGAN TRUST I

                                               By: /s/ George C.W. Gatch*
                                                  ----------------------------
                                                  George C.W. Gatch
                                                  President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 24, 2006.


Fergus Reid, III*                              Marilyn McCoy*
-------------------------                      ------------------------
Fergus Reid, III                               Marilyn McCoy
Trustee and Chairman                           Trustee

William J. Armstrong*                          William G. Morton*
-------------------------                      ------------------------
William J. Armstrong                           William G. Morton
Trustee                                        Trustee

Roland R. Eppley, Jr.*                         Robert A. Oden, Jr.*
-------------------------                      ------------------------
Roland R. Eppley, Jr.                          Robert A. Oden, Jr.
Trustee                                        Trustee

John F. Finn*                                  Frederick W. Ruebeck*
-------------------------                      -----------------------
John F. Finn                                   Frederick W. Ruebeck.
Trustee                                        Trustee

Matthew Goldstein*                             James J. Schonbachler*
-------------------------                      -----------------------
Matthew Goldstein                              James J. Schonbachler
Trustee                                        Trustee

Robert J. Higgins*                             Leonard M. Spalding, Jr*
-------------------------                      ------------------------------
Robert J. Higgins                              Leonard M. Spalding, Jr.
Trustee                                        Trustee

Peter C. Marshall*
-------------------------
Peter C. Marshall
Trustee

By /s/ Stephanie J. Dorsey*                    By /s/ George C. W. Gatch*
----------------------------------             -------------------------------
Stephanie J. Dorsey                            George C. W. Gatch
Treasurer                                      President

*By /s/ Elizabeth A. Davin
----------------------------------
Elizabeth A. Davin
Attorney-in-fact

                                 Exhibit Index

(i)(1) Opinion and Consent of Counsel, dated February 24, 2006, regarding the updating of JPMorgan Funds for effectiveness on February 28, 2006.

(i)(2) Opinion and Consent of Counsel, dated February 24, 2006, regarding the registration of the JPMorgan Strategic Small Cap Value.

(j)(1) Consent of independent registered public accounting firm, dated February 22, 2006, with respect to JPMorgan Specialty Funds.

(j)(2) Consent of independent registered public accounting firm, dated February 22, 2006, with respect to JPMorgan Tax Aware Funds.

(j)(3) Consent of independent registered public accounting firm, dated February 22, 2006, with respect to JPMorgan International Equity Funds.

(j)(4)   Consent of Counsel.